                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           THE TIMES MIRROR COMPANY
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.

[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                                    CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------------
  Title of each             Amount to be          Proposed          Proposed            Amount of
  Class of                  Registered(2)         Maximum           Maximum             Registration
  Securities to be                                Offering          Aggregate           Fee(3)
  Registered(1)                                   Per Share(3)      Offering
                                                                    Price(3)
-------------------------------------------------------------------------------------------------------
  Common Stock,             233,893,648           $38.325           $8,963,973,868      $2,328,441
  without par value
-------------------------------------------------------------------------------------------------------

(1) The Registration Statement relates to the common stock, without par value, of the Registrant issuable to holders of series A common stock, par value $1 per share, and series C common stock, par value $1 per share, of Times Mirror (together, the "Times Mirror common stock") in connection with the merger.
(2) The number of shares to be registered pursuant to this Registration Statement is based on the maximum number of shares of Tribune common stock issuable to stockholders of Times Mirror in the merger.
(3) The amount of registration fee, calculated pursuant to Rule 457(f)(1) and 457(c) of the Securities Act, is based on an initial fee of $2,205,358, paid with the filing of the original Registration Statement, with respect to 221,728,670 shares based on an April 14, 2000 share price of $37.675 and a fee of $123,083, paid with the filing of this Amendment, with respect to 12,164,973 shares based on a May 3, 2000 share price of $38.325. The foregoing Times Mirror share prices reflect an exchange ratio of 2.5 shares of Tribune common stock per share of Times Mirror common stock and represent the average of the high and low prices of Times Mirror common stock on their respective dates, as reported on the New York Stock Exchange, Inc.

[_]  Fee paid previously with preliminary materials.

[X]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: $2,328,441

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.: Amendment No. 1 to Registration Statement of Form S-4/A (333-35422)

     -------------------------------------------------------------------------


     (3) Filing Party: TRIBUNE COMPANY

     -------------------------------------------------------------------------


     (4) Date Filed: APRIL 21, 2000

     -------------------------------------------------------------------------
Notes:

                                           Times Mirror

[TIMES MIRROR LOGO]                        Times Mirror Square

                                           Efrem Zimbalist III
                                           Los Angeles, CA 90053

                                           Executive Vice President

                                             and Chief Financial Officer

May 5, 2000

Dear Stockholder:

   We would like to invite you to a special meeting of stockholders at 9:30 a.m., Los Angeles time, on June 12, 2000, at The Times Mirror Company, Harry Chandler Auditorium, Times Mirror Square, Los Angeles, California. At the meeting, we will ask you to approve the merger agreement between Times Mirror and Tribune and the merger of Times Mirror into Tribune.

   In the merger, Tribune will convert each share of Times Mirror common stock that you own into 2.5 shares of Tribune common stock, or, at your election, into $95 in cash. The cash consideration will be available only to the extent that Tribune has purchased fewer than 28 million shares of Times Mirror common stock prior to the merger. If you elect to receive cash, but too many other Times Mirror stockholders also elect cash, Tribune will provide the available cash to you on a pro rata basis, and give you shares of Tribune common stock for your remaining shares of Times Mirror common stock. At the same time, Tribune will convert shares of Times Mirror preferred stock into shares of Tribune preferred stock with the same terms.

   In order to complete the merger, we need the approval of both the Times Mirror stockholders and the Tribune stockholders. This requires the affirmative vote of holders of a majority of the voting power of each company's outstanding shares. The Chandler Trusts, which own approximately 73% of the voting power of the outstanding shares of the Times Mirror common stock, have already agreed to vote in favor of the merger agreement and the merger. In addition, Tribune currently owns 23,305,244 shares of Times Mirror common stock, or about 11% of the voting power of the outstanding shares. Tribune acquired these shares in a tender offer that Tribune completed on April 17, 2000, as authorized by the merger agreement, and in the open market. Following the tender offer, 13 Tribune designees became members of the 27 member Times Mirror board of directors.

   You are entitled to notice of and to vote at the special meeting only if you hold your shares of Times Mirror common stock at the close of business on May 5, 2000. Each holder of a share of Times Mirror series A common stock will be entitled to cast one vote and each holder of a share of Times Mirror series C common stock will be entitled to cast ten votes.

   Your board of directors has approved the merger agreement and the merger and has determined that the terms of the merger are advisable, fair to you, and in your best interests. Therefore, your board of directors recommends that you vote "FOR" the approval of the merger agreement and the merger.

   We provide additional information about the merger and the merger agreement in the proxy statement/prospectus attached to this letter. Please review this information carefully. You should pay particularly close attention to the section entitled "Risk Factors" which begins on page 17. You can find out how to obtain additional information regarding Tribune and Times Mirror in the section entitled "Where You Can Find More Information" on page 97.

   Please sign, date and return your proxy card in the enclosed postage-paid envelope or follow the instructions on the proxy card to vote your shares by telephone as soon as possible so that your shares will be voted at the special meeting. If you change your mind and later decide to attend the meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the meeting you may do so by submitting a proxy at a later date, using the same procedures, and your proxy will have no further effect. If you attend the meeting, you may vote in person even though you previously submitted your proxy. If you do plan to attend the meeting, please check the appropriate box on the proxy card.

   Thank you for the support you have given us over the years.

                                        Sincerely,

                                        /s/ Efrem Zimbalist III

                                        Efrem Zimbalist III

                                        Executive Vice President
                                         and Chief Financial Officer

 NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE COMMON STOCK TO BE ISSUED UNDER THIS PROXY STATEMENT/PROSPECTUS OR DETERMINED IF THIS PROXY
 STATEMENT/PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   This proxy statement/prospectus is dated May 5, 2000, and is first being mailed to stockholders on or about May 11, 2000.

   Please sign, date and return your proxy card in the enclosed postage-paid envelope or follow the instructions on the proxy card to vote your shares by telephone as soon as possible so that your shares will be voted at the special meeting. If you change your mind and later decide to attend the meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the meeting you may do so by submitting a proxy at a later date, using the same procedures, and your proxy will have no further effect. If you attend the meeting, you may vote in person even though you previously submitted your proxy. If you do plan to attend the meeting, please check the appropriate box on the proxy card.

   Thank you for the support you have given us over the years.

                                          Sincerely,

                                          /s/ Efrem Zimbalist III

                                          Efrem Zimbalist III

                                          Executive Vice President    and
                                          Chief Financial Officer

 NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE COMMON STOCK TO BE ISSUED UNDER THIS PROXY STATEMENT/PROSPECTUS OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   This proxy statement/prospectus is dated May 5, 2000, and is first being mailed to stockholders on or about May 11, 2000.

                              [TIMES MIRROR LOGO]

                               ----------------

                 NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                               ----------------

                               June 12, 2000

                      at 9:30 a.m., Los Angeles time

To the Stockholders of Times Mirror:

   We will hold a special meeting of stockholders of Times Mirror at The Times Mirror Company, Harry Chandler Auditorium, Times Mirror Square, Los Angeles, California at 9:30 a.m., Los Angeles time on Monday, June 12, 2000, for the following purposes:

     1. To consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of March 13, 2000, between Tribune and Times Mirror. The merger agreement, if adopted, will merge Times Mirror into Tribune. In the merger, each share of Times Mirror common stock not owned by Tribune will be converted, at the election of you and your fellow Times Mirror stockholders, into either 2.5 shares of Tribune common stock or $95 in cash, subject to a limit on the total amount of cash consideration. Adoption of the merger agreement will also constitute approval of the merger and the other transactions contemplated by the merger agreement.

     2. To transact such other business as may properly come before the special meeting or any adjournment thereof.

   These items of business are described in the attached proxy statement/prospectus which provides you with detailed information concerning Times Mirror, Tribune and the merger. You are entitled to notice of and to vote at the meeting only if you were a stockholder of record at the close of business on May 5, 2000, which is the day that your Board of Directors fixed as the record date.

   Please complete, sign, date and return the accompanying proxy in the enclosed self-addressed stamped white envelope, or vote your shares by telephone. Please see the enclosed proxy card for instructions. Returning the proxy does NOT deprive you of your right to attend the meeting and to vote your shares in person.

   We appreciate your interest in Times Mirror and consideration of this matter.

By Order of the Board of Directors,

/s/ Stephen C. Meier

STEPHEN C. MEIER
Secretary

May 5, 2000

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
QUESTIONS AND ANSWERS ABOUT THE MERGER....................................   4

SUMMARY...................................................................   7
  The Companies...........................................................   7
  Tribune Company.........................................................   7
  The Times Mirror Company................................................   7
  Stockholder Approvals...................................................   7
  Appraisal Rights........................................................   7
  United States Federal Income Tax Consequences...........................   8
  Recommendations to Stockholders.........................................   8
  Opinions of Financial Advisors..........................................   8
  Interests of Certain Persons in the Merger..............................   8
  Tribune Board Representation and Los Angeles Times Subsidiary Matters...   9
  Conditions to the Merger................................................   9
  Termination of the Merger Agreement.....................................   9
  Termination Fees........................................................  10
  Regulatory Matters......................................................  10
  Accounting Treatment....................................................  10
  Selected Historical and Pro Forma Financial Information.................  11
  Tribune Company Selected Historical Financial Information...............  11
  The Times Mirror Company Selected Historical Financial Information......  12
  Unaudited Selected Pro Forma Condensed Consolidated Financial
   Information............................................................  13
  Comparative Per Share Information.......................................  14
  Comparative Per Share Market Price and Dividend Information.............  15

RISK FACTORS..............................................................  17
  The Merger Consideration Will Not Change Even if Our Stock Prices
   Change.................................................................  17
  Integration of Tribune and Times Mirror Operations May Be Difficult.....  17
  The Interests of Times Mirror Directors and Officers in the Merger May
   Be Different From the Interests of Other Stockholders..................  17
  Federal Communications Commission Rules Restrict Ownership of a
   Broadcast License and a Newspaper in the Same Market...................  17
  Failure to Complete the Merger Could Adversely Affect Times Mirror's
   Stock Price and Future Business and Operations.........................  18

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS................  19

THE SPECIAL MEETINGS......................................................  20
  Date, Time and Place of the Special Meetings............................  20
  What You Will Vote On...................................................  20
  Stockholder Record Date for the Special Meetings........................  20
  Quorum..................................................................  21
  Vote Required for Approval..............................................  21
  Voting Your Shares......................................................  21
  Voting Electronically or by Telephone...................................  22
  Cost of Solicitation....................................................  23

THE MERGER................................................................  24
  The Companies...........................................................  24
  Background of the Merger................................................  24
  Recommendation of the Tribune Board and Tribune's Reasons for the
   Merger.................................................................  29
  Recommendation of the Times Mirror Board and Times Mirror's Reasons for
   the Merger.............................................................  30

                                                                           Page
                                                                           ----
  Opinion of Tribune's Financial Advisor..................................  32
  Opinion of Times Mirror's Financial Advisor.............................  37
  Certain Financial Projections (Unaudited)...............................  42
  Accounting Treatment....................................................  44
  United States Federal Income Tax Consequences of the Merger.............  44
  Antitrust...............................................................  46
  Federal Communications Commission.......................................  46
  Appraisal Rights........................................................  46
  Federal Securities Laws Consequences; Stock Transfer Restriction
   Agreements.............................................................  48
  Exchange Procedures.....................................................  48

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS...........  50

INTERESTS OF CERTAIN PERSONS IN THE MERGER................................  56
  Mark H. Willes, Former Chairman of the Board, President and Chief
   Executive Officer of Times Mirror......................................  56
  Other Times Mirror Executives...........................................  57
  Indemnification and Insurance...........................................  59
  Interests of the Chandler Trusts........................................  59

THE MERGER AGREEMENT......................................................  60
  The Tender Offer........................................................  60
  The Merger..............................................................  60
  Conversion of Shares of Times Mirror Common Stock.......................  60
  Conversion of Shares of Times Mirror Preferred Stock....................  62
  Stock Options and Other Awards..........................................  62
  Debt Securities.........................................................  63
  Proxy Statement and Registration Statement..............................  63
  Representations and Warranties..........................................  63
  Interim Business Operations.............................................  64
  No Solicitation.........................................................  65
  Tribune Board Representation and Los Angeles Times Subsidiary Matters...  67
  The Charter Amendment...................................................  68
  Public Announcements....................................................  68
  Efforts.................................................................  69
  Employee Benefit Plans..................................................  69
  Indemnification; Directors' and Officers' Insurance.....................  69
  Notification of Certain Matters.........................................  70
  Takeover Restrictions...................................................  70
  Certain Litigation......................................................  70
  Listing of Tribune Common Stock.........................................  70
  Tax-Free Reorganization.................................................  70
  Charitable Contributions................................................  71
  Conditions to Completion of the Merger..................................  71
  Termination.............................................................  72
  Fees and Expenses.......................................................  73
  Amendment...............................................................  73
  Extension; Waiver.......................................................  73
  Accounting Treatment....................................................  73

THE VOTING AGREEMENT......................................................  74

OWNERSHIP OF TIMES MIRROR COMMON STOCK....................................  76
  Beneficial Ownership of Certain Stockholders............................  76
  Beneficial Ownership of Directors and Management of Times Mirror........  78

                                                                           Page
                                                                           ----
DESCRIPTION OF TRIBUNE CAPITAL STOCK.....................................   81
  Authorized Capital Stock...............................................   81
  Tribune Common Stock...................................................   81
  Tribune Series A Junior Participating Preferred Stock..................   82
  Tribune Series B Convertible Preferred Stock...........................   82
  Tribune Series C, Series D-1 and Series D-2 Preferred Stock............   84
  Transfer Agent and Registrar...........................................   85

COMPARISON OF STOCKHOLDER RIGHTS.........................................   86
  Authorized Capital Stock...............................................   86
  Size of the Board of Directors.........................................   87
  Classification of the Board of Directors...............................   87
  Election of Directors..................................................   87
  Removal of Directors...................................................   87
  Vacancies..............................................................   88
  Limitation of Director Liability.......................................   88
  Indemnification of Directors and Officers..............................   88
  Annual Meeting of Stockholders.........................................   89
  Special Meeting of Stockholders........................................   89
  Action by Written Consent..............................................   89
  Advance Notice Requirements for Stockholder Nominations and Other
   Business..............................................................   90
  Amendments to Charter..................................................   90
  Amendments to Bylaws...................................................   91
  Vote Required for Extraordinary Corporate Transactions.................   92
  Business Combinations with Interested Stockholders.....................   92
  Dissenters' Rights.....................................................   93
  Dividends..............................................................   93
  Rights of Inspection...................................................   93
  Rights Agreement.......................................................   93

STOCK EXCHANGE LISTING; DELISTING AND DEREGISTRATION OF TIMES MIRROR
 COMMON STOCK............................................................   96

REPRESENTATION OF THE CHANDLER TRUSTS ON THE TRIBUNE BOARD OF DIRECTORS..   96

INDEPENDENT ACCOUNTANTS..................................................   96

LEGAL MATTERS............................................................   97

WHERE YOU CAN FIND MORE INFORMATION......................................   97


ANNEX A--Agreement and Plan of Merger.....................................  A-1
ANNEX B--Voting Agreement.................................................  B-1
ANNEX C--Amendments to Tribune Company Charter............................  C-1
ANNEX D--Opinion of Merrill Lynch, Pierce, Fenner & Smith Incorporated....  D-1
ANNEX E--Opinion of Goldman, Sachs & Co...................................  E-1
ANNEX F--Section 262 of the Delaware General Corporation Law..............  F-1

                    QUESTIONS AND ANSWERS ABOUT THE MERGER

Q: Why are the companies proposing the merger?

A: We believe that the merger will create the nation's premier local-market media company, with extensive operations in broadcasting, publishing and interactive services. The combined company will have operations in 18 of the top 30 U.S. markets and will be the only media company with newspaper and television combinations in the nation's three largest markets--New York, Los Angeles and Chicago.

   We believe that Tribune and Times Mirror are a great strategic fit. Like Tribune, Times Mirror is a strong, successful company with world-class media assets including the Los Angeles Times, Newsday, The Baltimore Sun and The Hartford Courant. In addition, Times Mirror has an excellent Internet division serving targeted online communities. We believe that the merger will give Tribune's interactive business a truly national presence and create one of the largest providers of interactive news, information and entertainment services in the United States. Finally, we believe that the merger will create significant shareholder value over time and enable Tribune to stay competitive and grow in the consolidating media marketplace.

Q: What will I receive in exchange for my shares of Times Mirror common stock?

A: For each share of Times Mirror common stock, you will receive, at your election, 2.5 shares of Tribune common stock or, to the extent cash is available, $95 in cash. The cash election will be available only to the extent that Tribune has purchased fewer than 28 million shares of Times Mirror common stock prior to the merger. As of the date of this proxy statement/prospectus, Tribune has purchased 23,305,244 shares of Times Mirror common stock in a tender offer that Tribune completed on April 17, 2000 and in the open market.

   If too many Times Mirror stockholders elect cash, we will provide the available cash on a pro rata basis to stockholders electing cash, and give them shares of Tribune common stock for their remaining shares of Times Mirror common stock. We will pay cash in lieu of any fractional shares of Tribune common stock.

Q: What do I need to do to get my cash or shares of Tribune common stock?

A: If you are a Times Mirror stockholder, we are separately mailing to you a GREEN form of election and letter of transmittal. The form of election and letter of transmittal contains instructions for exchanging your shares. Please carefully review, complete and return the GREEN form in the GREEN envelope according to the instructions contained in the form. You must return the GREEN form in the GREEN envelope. Do not send in your stock certificates with your proxy cards and/or voting instructions.

Q: When do the companies expect to complete the merger?

A: We are working to complete the merger as quickly as possible. We hope to complete the merger in the second quarter of 2000. However, we cannot assure you that we will complete the merger by then.

Q: What stockholder approvals are required to approve the merger?

A: We must obtain the approval of Tribune's and Times Mirror's stockholders.
   This requires the affirmative vote of a majority of the voting power of each company's outstanding shares. The holders of a majority of Times Mirror's voting power have already agreed to vote in favor of the merger agreement and the merger, which assures that we will obtain the necessary Times Mirror stockholder approval.

Q: Who is entitled to vote on the merger?

A: For Tribune, only holders of record of Tribune voting stock at the close of business on May 5, 2000 may vote on the merger proposal. For Times Mirror, only holders of record of Times Mirror common stock at the close of business on May 5, 2000 may vote on the merger proposal. In either case, if you own shares on the record date through a bank, broker or other record holder, you may vote in person at your special meeting only if you obtain a proxy from the record holder with respect to your shares.

Q: When and where is the special meeting?

A: Tribune will hold the special meeting on Monday, June 12, 2000, at 9:00 a.m., Chicago time, at Tribune Company, Campbell Hall, 7th Floor, 435 North Michigan Avenue, Chicago, Illinois.

   Times Mirror will hold the special meeting on Monday, June 12, 2000, at 9:30 a.m., Los Angeles time, at The Times Mirror Company, Harry Chandler Auditorium, Times Mirror Square, Los Angeles, California.

Q: What do I need to do now?

A: After carefully reading and considering the information contained in this proxy statement/prospectus, please respond by completing, signing and dating your WHITE proxy card and/or voting instructions and returning it and/or them in the enclosed postage paid WHITE envelope. You may also submit your proxy and/or voting instructions through the Internet (for Tribune stockholders only) or by telephone. Please vote using one of these methods as soon as possible so that we may vote your shares at your special meeting.

   If you are a Times Mirror stockholder, please carefully review, complete and return the GREEN form of election and letter of transmittal in the GREEN envelope according to the instructions contained in the form that we are separately mailing to you.

Q: What if I don't vote?

A: Except as provided in the next paragraph, if you fail to respond, it will have the same effect as a vote against the merger. If you respond and do not indicate your voting preference, we will count your proxy and/or voting instructions as a vote in favor of the merger. If you respond and abstain from voting, your proxy and/or voting instructions will have the same effect as a vote against the merger.

   If you own shares of Tribune common stock pursuant to a Tribune employee stock plan and do not provide voting instructions prior to June 8, 2000, the trustee or nominee of the applicable plan will vote your shares (and any shares not allocated to a specific account) in the same proportion as the shares in each plan for which voting instructions are received. If you own shares of Times Mirror common stock pursuant to the Times Mirror ESOP or PAYSOP and do not provide voting instructions by June 8, 2000, your shares will be voted by the trustee of the applicable plan.

Q: Can I change my vote after I have delivered my proxy or voting instructions?

A: Yes. You can change your vote at any time before we vote your proxy at the special meeting. You can do this in one of three ways. First, you can revoke your proxy. Second, you can submit a new proxy. If you choose either of these two methods, you must submit your notice of revocation or your new proxy to the secretary of Tribune or Times Mirror, as appropriate, before your special meeting. If you hold your shares through an account at a brokerage firm or bank, you should contact your brokerage firm or bank to change your vote. Third, if you are a holder of record, you can attend the special meeting and vote in person. If you submit your proxy electronically through the Internet (for Tribune stockholders only) or by telephone, you can change your vote by submitting a proxy at a later date, using the same procedures, in which case your later proxy will count and we will revoke your earlier proxy.

   If you own shares of Tribune common stock pursuant to a Tribune employee stock plan, you can change your voting instructions at any time prior to June 8, 2000. You can do this in one of two ways. First, you can revoke your voting instructions. Second, you can submit new voting instructions. If you choose either of these two methods, you must submit your notice of revocation or your new voting instructions to the secretary of Tribune prior to June 8, 2000. If you submit your voting instructions electronically through the Internet or by telephone, you can change your vote by submitting new voting instructions at any time prior to June 8, 2000, using the same procedures, in which case your later voting instructions will count and we will revoke your earlier voting instructions.

Q: Whom should I call if I have questions?

A: If you have questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement/prospectus or the enclosed proxy card or voting instructions, you should contact:

  . if you are a Tribune stockholder:

    Georgeson Shareholder
     Communications Inc.
    17 State Street, 10th Floor
    New York, New York 10004
    Banks & Brokers Call Collect: (212) 440-9800
    All Others Call Toll Free: (800) 223-2064

         or

    Tribune Company
    435 North Michigan Avenue
    Chicago, Illinois 60611
    Attention: Investor Contact
    Telephone: (312) 222-3787

  . if you are a Times Mirror stockholder:

    Georgeson Shareholder

    Communications Inc.

    17 State Street, 10th Floor

    New York, New York 10004

    Banks & Brokers Call Collect: (212) 440-9800

    All Others Call Toll Free: (800) 223-2064

         or

    The Times Mirror Company
    Times Mirror Square
    Los Angeles, California 90053
    Attention: Investor Contacts
    Telephone: (213) 237-3955

                                    SUMMARY

   This summary highlights selected information about the merger and may not contain all of the information that is important to you. To understand the merger better, you should read this entire document carefully, as well as those additional documents to which we refer you. See "Where You Can Find More Information" on page 97.

The Companies (See Page 24)

Tribune Company
435 North Michigan Avenue
Chicago, Illinois 60611
(312) 222-9100
website: http://www.tribune.com

   Tribune Company is a media company. Through its subsidiaries, Tribune publishes newspapers, books, educational materials and information in print and digital formats, and broadcasts, develops and distributes information and entertainment principally in metropolitan areas in the United States. For additional information about Tribune and its businesses, see "The Merger--The Companies--Tribune Company" and "Where You Can Find More Information."

The Times Mirror Company
Times Mirror Square
Los Angeles, California 90053
(213) 237-3700
website: http://www.timesmirror.com

   The Times Mirror Company engages principally in the newspaper publishing, professional information and magazine publishing businesses. Times Mirror publishes the Los Angeles Times, Newsday, The Baltimore Sun, The Hartford Courant, The Morning Call, The (Stamford) Advocate, Greenwich Time and several smaller newspapers. Times Mirror also provides information to the aviation market and publishes magazines. For additional information about Times Mirror and its businesses, see "The Merger--The Companies--The Times Mirror Company" and "Where You Can Find More Information."

Stockholder Approvals (See Page 21)

   Approval of Tribune's Stockholders. Tribune stockholders will vote on a proposal to approve and adopt the merger agreement and the merger. This will include approval of the issuance of Tribune common stock in the merger and approval of an amendment to Tribune's charter as contemplated by the merger agreement. The charter amendment, which we attach as Annex C to this proxy statement/prospectus, would increase the number of Tribune's authorized shares of common stock to 1.4 billion shares and the number of its authorized shares of preferred stock to 12 million shares. It would also permit amendment of certain provisions of Tribune's bylaws only by the vote of all of the holders of the outstanding Tribune voting stock or all of the members of the Tribune board of directors.

   As of the record date, the directors and executive officers of Tribune and their affiliates owned and were entitled to vote 4,824,586 shares (or 1.94%) of Tribune common stock.

   Approval of Times Mirror's Stockholders. Times Mirror stockholders will vote on a proposal to approve and adopt the merger agreement and the merger. Holders of a majority of the voting power of Times Mirror have agreed to vote in favor of the merger.

   As of April 18, 2000, the directors and executive officers of Times Mirror and their affiliates owned and were entitled to vote 1,780,835 shares of Times Mirror series A common stock (or 0.90% of the voting power of the outstanding shares of Times Mirror series A common stock and Times Mirror series C common stock, voting together as a single class). As of the record date, the directors and executive officers of Times Mirror and their affiliates owned and were entitled to vote 14,526,056 shares of Times Mirror series C common stock (or 73.11% of the voting power of the outstanding shares of Times Mirror series A common stock and Times Mirror series C common stock, voting together as a single class).

Appraisal Rights (See Page 46)

   Under the Delaware General Corporation Law, only holders of Times Mirror series C common stock have appraisal rights. Holders of Times Mirror series C common stock wanting to exercise appraisal rights must strictly comply with the rules governing the exercise of appraisal rights or lose those rights. We describe the procedures for exercising appraisal rights in this proxy statement/prospectus and we attach the provisions of Delaware law that govern appraisal rights as Annex F to this proxy statement/prospectus.

United States Federal Income Tax Consequences (See Page 44)

   Tribune and Times Mirror will not complete the merger unless they receive legal opinions to the effect that the merger will qualify as a reorganization for U.S. federal income tax purposes. Assuming the merger qualifies as a reorganization, stockholders of Times Mirror who exchange their shares solely for cash will recognize gain or loss for federal income tax purposes. Stockholders of Times Mirror who exchange their shares for a combination of Tribune common stock and cash in the tender offer and the merger may recognize gain, but not loss, in the exchange. Stockholders of Times Mirror who exchange their shares solely for Tribune common stock will not recognize gain or loss for federal income tax purposes, other than gain or loss attributable to the receipt of cash in lieu of fractional shares of Tribune common stock.

   You should read "The Merger--United States Federal Income Tax Consequences of the Merger" starting on page 44 for a more complete discussion of the federal income tax consequences of the merger. You should also consult your own tax advisor with respect to other tax consequences of the merger or any special circumstances that may affect the tax treatment to you of the cash or stock that you receive in the merger.

Recommendations to Stockholders (See Page 29)

   Tribune. The Tribune board of directors believes that the terms of the merger are advisable and in the best interests of the Tribune stockholders. The Tribune board unanimously recommends that you vote FOR the merger proposal, including the issuance of shares of Tribune common stock in the merger and the proposed Tribune charter amendment.

   Times Mirror. The Times Mirror board of directors believes that the terms of the merger are advisable, fair to, and in the best interests of, the stockholders of Times Mirror. The Times Mirror board unanimously recommends that you vote FOR the merger proposal.

Opinions of Financial Advisors (See Page 32)

   Opinion of Tribune's Financial Advisor. In deciding to approve the merger, the Tribune board of directors considered the opinion of its financial advisor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, that, as of the date of the opinion and based upon and subject to the factors and assumptions set forth therein, the consideration into which each outstanding share of Times Mirror common stock would be converted in the tender offer and the merger, taken together and not separately, was fair from a financial point of view to Tribune. We attach the full text of this opinion as Annex D to this proxy statement/prospectus. Tribune urges its stockholders to read the opinion of Merrill Lynch in its entirety.

   Opinion of Times Mirror's Financial Advisor. In deciding to approve the merger, the Times Mirror board of directors considered the oral opinion, subsequently confirmed in writing, of its financial advisor, Goldman, Sachs & Co., that, as of the date of the written opinion, the stock consideration and cash consideration to be received by the holders of Times Mirror common stock, in the aggregate, is fair from a financial point of view to the holders of shares of Times Mirror common stock receiving such consideration. We attach the full text of this opinion as Annex E to this proxy statement/prospectus. Times Mirror urges its stockholders to read the opinion of Goldman, Sachs & Co. in its entirety.

Interests of Certain Persons in the Merger (See Page 56)

   Some of the directors and executive officers of Times Mirror have interests in the merger that are different from, and/or are in addition to, the interests of Times Mirror's stockholders. These interests include the potential for appointment to the Tribune board, the receipt of benefits and severance payments as a result of the merger, and the right to continued indemnification and insurance coverage by Tribune for acts or omissions occurring prior to the merger. For information concerning the interests of the Chandler Trusts in the merger, see "The Merger Agreement--Tribune Board Representation and Los Angeles Times Subsidiary Matters" and "Representation of the Chandler Trusts on the Tribune Board of Directors."

Tribune Board Representation and Los Angeles Times Subsidiary Matters (See Page
   67)

   Together, Chandler Trust No. 1 and Chandler Trust No. 2 hold shares of Times Mirror common stock having approximately 73% of Times Mirror's voting power, and have agreed to vote in favor of the merger. When we complete the merger, Tribune will increase the size of its board of directors to sixteen, and will appoint four individuals associated with the Chandler Trusts to the Tribune board. Three of these four individuals will form a special nominating committee of the Tribune board. The members of this special nominating committee will be entitled to renominate themselves, or to nominate their successors, until the Chandler Trusts either terminate or dispose of more than 15% of the shares of Tribune common stock that they acquire in the merger.

   In addition, this special nominating committee will appoint 40% of the members of the board of directors of a separate subsidiary holding the Los Angeles Times. Appointment of the publisher of the Los Angeles Times and, with some exceptions, the disposition of the Los Angeles Times, will require approval of 75% of the members of the subsidiary board. This approval may not be unreasonably withheld.

Conditions to the Merger (See Page 71)

   Completion of the merger requires:

 . approval and adoption of the merger agreement and the merger by the Tribune stockholders and by the Times Mirror stockholders;

 . the absence of any law or injunction preventing the merger;

 . approval of the Tribune common stock to be issued in the merger for listing on the New York Stock Exchange;

 . compliance in all material respects by Tribune and Times Mirror with their merger agreement covenants;

 . receipt of legal opinions from counsel to Tribune and counsel to Times Mirror to the effect that the merger will qualify as a reorganization under the Internal Revenue Code; and

 . receipt of any authorizations, consents, approvals or exemptions required to be obtained pursuant to the merger agreement.

Termination of the Merger Agreement (See Page 72)

   Tribune and Times Mirror may mutually agree to terminate the merger agreement at any time. In addition, either company may terminate the merger agreement if specified events do or do not occur. These include:

 . if a law, court order or other government action prohibits the merger and can no longer be appealed;

 . if the stockholders of Tribune or Times Mirror vote against the merger and the merger agreement; and

 . if we do not complete the merger by December 31, 2000, unless the failure to complete the merger is the result of a breach of the merger agreement by the party seeking to terminate the merger agreement.

   In addition, Tribune may terminate the merger agreement:

 . if Times Mirror fails to perform in any material respect any agreement that it is required to perform before the completion of the merger; or

 . if the board of directors of Times Mirror withdraws or modifies, in a manner adverse to Tribune, its recommendation of the merger or approves or recommends an alternative transaction, or resolves to do either.

   In addition, Times Mirror may terminate the merger agreement if Tribune fails to perform in any material respect any agreement that it is required to perform before the completion of the merger.

Termination Fees (See Page 73)

   The merger agreement requires Times Mirror to pay Tribune a termination fee of $250 million under certain circumstances. Times Mirror must pay this fee:

 . if Tribune terminates the merger agreement after the Times Mirror board of directors changes its recommendation in a manner adverse to Tribune or recommends an alternative transaction with a third party;

 . if the merger agreement terminates because the Times Mirror stockholders vote against the merger following a modification or withdrawal of the recommendation of the Times Mirror board of directors; or

 . if, prior to the Times Mirror special meeting, a third party makes a takeover proposal, Times Mirror does not obtain stockholder approval, and on or prior to the 12-month anniversary of termination of the merger agreement, a third party completes an alternative transaction involving Times Mirror or Times Mirror enters into an agreement covering an alternative transaction with a third party.

Regulatory Matters (See Page 46)

   Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, we could not complete the merger until we furnished certain information and documentary material for review by the Federal Trade Commission and the Antitrust Division of the Department of Justice and we satisfied the required waiting period. Both Tribune and Times Mirror filed a Hart-Scott-Rodino Premerger Notification and Report Form on March 27, 2000. Under the Hart-Scott-Rodino Act, the waiting period for the merger expired on April 26, 2000.

Accounting Treatment (See Page 73)

   We will account for the merger using the purchase method of accounting under U.S. generally accepted accounting principles. See "Unaudited Selected Pro Forma Condensed Consolidated Financial Information" and "The Merger--Accounting Treatment."

            Selected Historical and Pro Forma Financial Information

   In the table below, we provide you with Tribune's selected historical financial information for each of the five years in the period ended December 26, 1999. Tribune derived the consolidated statement of income data for the years ended December 26, 1999, December 27, 1998 and December 28, 1997 and the consolidated balance sheet data as of December 26, 1999 and December 27, 1998 from audited consolidated financial statements, incorporated herein by reference. Tribune derived the consolidated statement of income data for the years ended December 29, 1996 and December 31, 1995 and the consolidated balance sheet data as of December 28, 1997, December 29, 1996 and December 31, 1995 from audited consolidated financial statements not incorporated herein by reference.

   This information is only a summary and you should read it together with the financial information incorporated by reference in this proxy statement/prospectus. See "Where You Can Find More Information" on page 97.

                                Tribune Company
                   Selected Historical Financial Information
                      (In millions, except per share data)

                                              For the Year Ended

                                 12/26/99   12/27/98 12/28/97 12/29/96 12/31/95
                                 --------   -------- -------- -------- --------
Operating revenues.............   $3,222     $2,981   $2,720   $2,406   $2,245
Income from continuing opera-
 tions.........................    1,483(1)     414      394      283      245
Basic earnings per share from
 continuing operations.........   $ 6.17     $ 1.63   $ 1.53   $ 1.07   $ 0.87
Diluted earnings per share from
 continuing operations.........   $ 5.62     $ 1.50   $ 1.40   $ 0.99   $ 0.81
Weighted average common shares
 outstanding--Basic............      237        242      246      246      259
Weighted average common shares
 outstanding--Diluted..........      262        267      271      272      286

                                  12/26/99 12/27/98 12/28/97 12/29/96 12/31/95
                                  -------- -------- -------- -------- --------
Total assets.....................  $8,798   $5,936   $4,778   $3,701   $3,288
Long-term debt, less current ma-
 turities........................   2,694    1,616    1,521      980      757
Cash dividends per share.........  $ 0.36   $ 0.34   $ 0.32   $ 0.30   $ 0.28

--------

(1) Includes non-operating items as follows: gain on change in fair values of derivatives and related investments of $131 million, gain on reclassification of investments of $666 million, and gain on sales of subsidiary and investments of $270 million, totaling approximately $1 billion.

   In the table below, we provide you with Times Mirror's selected historical financial information for each of the five years in the period ended December 31, 1999. Times Mirror derived the consolidated statement of income data for the years ended December 31, 1999, December 31, 1998 and December 31, 1997 and the consolidated balance sheet data as of December 31, 1999 and December 31, 1998 from audited consolidated financial statements and their notes in Times Mirror's Annual Report on Form 10-K, as amended, for the year ended December 31, 1999, which we incorporate herein by reference. Times Mirror derived the consolidated statement of income data for the years ended December 31, 1996 and December 31, 1995 and the consolidated balance sheet data as of December 31, 1997, December 31, 1996 and December 31, 1995 from audited consolidated financial statements not incorporated herein by reference.

   This information is only a summary and you should read it together with the financial information incorporated by reference in this proxy statement/prospectus. See "Where You Can Find More Information" on page 97.

                            The Times Mirror Company
                   Selected Historical Financial Information
                      (In millions, except per share data)

                                       For the Year Ended December 31,
                                       1999   1998      1997   1996   1995
                                      ------ ------    ------ ------ ------
Operating revenues..................  $3,029 $2,784    $2,645 $2,551 $2,529
Income (loss) from continuing opera-
 tions..............................     259    134(1)    235    182   (209)(2)
Basic earnings (loss) per share from
 continuing operations..............  $ 3.53 $ 1.32    $ 2.18 $ 1.36 $(2.61)
Diluted earnings (loss) per share
 from continuing operations.........  $ 3.38 $ 1.29    $ 2.12 $ 1.32 $(2.61)
Weighted average common shares out-
 standing--Basic....................      68     85        93    102    114
Weighted average common shares out-
 standing--Diluted..................      73     87        97    105    114

                                                 December 31,
                                       1999   1998      1997   1996   1995
                                      ------ ------    ------ ------ ------
Total assets........................  $3,897 $4,158    $3,172 $3,179 $3,445
Long-term debt, less current maturi-
 ties...............................   1,562    941       925    459    247
Common stock subject to put op-
 tions..............................      27     23        14     38    --
Cash dividends declared per share...  $ 0.80 $ 0.72    $ 0.55 $ 0.30 $ 0.24

--------
(1) Includes pretax charges comprised of restructuring and one-time charges of $156 million and other charges that did not qualify for accounting classification as restructuring charges of $19 million.

(2) Includes pretax charges comprised of restructuring and one-time charges of $413 million and other charges that did not qualify for accounting classification as restructuring charges of $46 million.

   Unaudited Selected Pro Forma Condensed Consolidated Financial Information

   In the table below, we provide you with unaudited pro forma condensed consolidated financial statements for Tribune as if its merger with Times Mirror had been completed on January 1, 1999 for income statement purposes and on December 26, 1999 for balance sheet purposes. These pro forma financial statements give effect to Times Mirror's contribution of assets to TMCT II, LLC, which occurred on September 3, 1999, as if the transaction occurred on January 1, 1999. The data set forth below give effect to the merger using the purchase method of accounting.

   We prepared this information based upon currently available data. You should read these unaudited pro forma condensed consolidated financial statements in conjunction with the separate historical financial statements and accompanying notes of Tribune and of Times Mirror, which we incorporate by reference in this proxy statement/prospectus.

   We have provided these pro forma condensed consolidated financial statements for informational purposes only in response to requirements of the Securities and Exchange Commission. We do not claim that they represent what Tribune's financial position or results of operations would actually have been if the transaction had in fact occurred at such dates or that they project Tribune's financial position or results of operations for any future date or period.

   For further discussion of the pro forma adjustments and more detailed pro forma financial statements, see "Unaudited Pro Forma Condensed Consolidated Financial Statements" on page 50.

Pro Forma Condensed Consolidated Balance Sheet (Unaudited)
(In thousands)

                                                             Acquisition
                              Tribune        Times Mirror     Pro Forma    Adjusted
                         December 26, 1999 December 31, 1999 Adjustments   Pro Forma
                         ----------------- ----------------- -----------  -----------
Balance Sheet Data
Cash and cash equiva-
 lents..................    $  631,018        $  144,319     $ (675,337)  $   100,000
Total assets............     8,797,691         3,897,371      5,602,688    18,297,750
Total current liabili-
 ties...................       860,596           866,130         24,161     1,750,887
Total non-current lia-
 bilities...............     4,467,197         2,631,512      2,637,864     9,736,573
Total stockholders' eq-
 uity...................     3,469,898           399,729      2,940,663     6,810,290

Pro Forma Condensed Consolidated Statement of Income (Unaudited)
For the Year Ended December 26, 1999
(In thousands, except per share data)

                                                    LLC
                                                Transaction Acquisition
                                       Times     Pro Forma   Pro Forma   Adjusted
                           Tribune     Mirror   Adjustments Adjustments Pro Forma
                          ---------- ---------- ----------- ----------- ----------
Income Statement Data
Operating revenues......  $3,221,890 $3,029,249  $     --    $      --  $6,251,139
Income from continuing
 operations attributable
 to common stockhold-
 ers....................  $1,464,411 $  240,996  $(23,745)   $(294,932) $1,386,730
Earnings per share from
 continuing operations
Basic...................  $     6.17                                    $     4.30
Diluted (1).............  $     5.62                                    $     3.92
Cash dividends per
 share..................  $     0.36                                    $     0.36

--------
(1) Excluding the impact of non-operating items, net, historical diluted earnings per share from continuing operations for Tribune were $1.54 and adjusted pro forma diluted earnings per share from continuing operations were $0.87.

                       Comparative Per Share Information

                    Historical and Pro Forma Per Share Data

   In the table below, we provide selected historical and unaudited pro forma per share data for Tribune and historical and equivalent unaudited pro forma per share data for Times Mirror. The unaudited pro forma financial data give effect to the acquisition of Times Mirror and Times Mirror's contribution of assets to TMCT II, LLC, which occurred on September 3, 1999, as if such transactions occurred on January 1, 1999. We determined the unaudited pro forma equivalent per share data for Times Mirror based on the unaudited pro forma amounts per share for Tribune, multiplied by 2.5. The data set forth below give effect to the merger using the purchase method of accounting. You should read the information set forth below in conjunction with the historical consolidated financial data of Tribune incorporated by reference herein and the Unaudited Pro Forma Condensed Consolidated Financial Statements on page 50.

                                                                     At or for
                                                                      the Year
                                                                       Ended
                                                                    December 26,
                                                                        1999
                                                                    ------------
Tribune
Basic earnings per share from continuing operations
 Historical........................................................    $ 6.17
 Pro forma combined................................................      4.30
Diluted earnings per share from continuing operations
 Historical........................................................      5.62
 Pro forma combined................................................      3.92
Book value per share
 Historical........................................................     14.59
 Pro forma combined................................................     21.14
Common dividends per share
 Historical........................................................      0.36
 Pro forma combined................................................      0.36

Times Mirror
Basic earnings per share from continuing operations
 Historical........................................................    $ 3.53
 Pro forma equivalent..............................................     10.75
Diluted earnings per share from continuing operations
 Historical........................................................      3.38
 Pro forma equivalent..............................................      9.80
Book value per share
 Historical........................................................      6.69
 Pro forma equivalent..............................................     52.85
Common dividends per share
 Historical........................................................      0.80
 Pro forma equivalent..............................................      0.90

                       Comparative Per Share Market Price

                         and Dividend Information

   The shares of Tribune common stock principally trade on the New York Stock Exchange under the symbol "TRB." The shares of Times Mirror series A common stock principally trade on the New York Stock Exchange under the symbol "TMC." The shares of Times Mirror series C common stock do not trade in an established trading market. Shares of the series C common stock do trade in the over-the-counter market, but automatically convert into shares of Times Mirror series A common stock on a share-for-share basis upon transfer of such shares to a non-permitted transferee.

   The table below provides you with the high and low sales prices of (a) Tribune common stock as reported on the New York Stock Exchange Composite Tape,
(b) Times Mirror series A common stock as reported on the New York Stock Exchange Composite Tape and (c) Times Mirror series C common stock as reported on the over-the-counter market, in each case, based on published financial sources.

                                      TIMES MIRROR                    TRIBUNE (1)

                         Series  Series Series Series   Cash                    Cash
                         A High  A Low  C High C Low  Dividends  High   Low   Dividends
                         ------- ------ ------ ------ --------- ------ ------ ---------
Fiscal 1997
 First Quarter.......... $ 59.38 $46.13 $57.00 $47.25   $0.10   $21.19 $17.75  $0.080
 Second Quarter.........   58.88  52.88  58.13  52.88    0.15    25.16  19.88   0.080
 Third Quarter..........   58.81  49.06  58.13  51.25    0.15    27.41  24.00   0.080
 Fourth Quarter.........   61.75  52.13  61.00  55.00    0.15    30.75  25.78   0.080
Fiscal 1998
 First Quarter.......... $ 64.56 $56.94 $63.38 $57.75   $0.18   $34.38 $29.16  $0.085
 Second Quarter.........   65.81  58.06  64.44  61.00    0.18    36.19  31.41   0.085
 Third Quarter..........   63.69  52.31  62.00  50.00    0.18    37.53  25.00   0.085
 Fourth Quarter.........   61.44  48.94  60.00  51.75    0.18    33.75  22.38   0.085
Fiscal 1999
 First Quarter.......... $ 59.94 $53.31 $58.81 $48.00   $0.20   $34.88 $30.16  $0.090
 Second Quarter.........   63.31  53.38  62.00  53.31    0.20    44.56  32.25   0.090
 Third Quarter..........   66.81  57.25  65.25  52.00    0.20    49.97  42.09   0.090
 Fourth Quarter.........   72.63  62.94  70.75  60.00    0.20    60.88  46.00   0.090
Fiscal 2000
 First Quarter.......... $ 94.88 $47.69 $90.00 $50.00   $0.22   $55.69 $27.88  $0.100
 Second Quarter (through
  May 4, 2000).......... $102.56 $92.69 $94.00 $85.00     --    $41.44 $36.31  $0.100

--------
(1) On July 27, 1999, the board of directors of Tribune declared a two-for-one common stock split, distributed on September 9, 1999, to stockholders of record at close of business on August 19, 1999. In this table, we have restated the figures for the periods before that date to reflect the stock split.

   The closing price for Tribune common stock was:

  . $37.19 on March 10, 2000, the last trading day before we announced the execution of the merger agreement; and

  . $37.94 on May 4, 2000, the last trading day before the date of this proxy statement/prospectus.

   The closing price for Times Mirror series A common stock was:

  . $47.94 on March 10, 2000, the last trading day before we announced the execution of the merger agreement; and

  . $95.00 on May 4, 2000, the last trading day before the date of this proxy statement/prospectus.

   The closing price for Times Mirror series C common stock was:

  . $50.00 on February 29, 2000, the last day on which a trade occurred in such shares before the execution of the merger agreement; and

  . $91.00 on April 25, 2000, the last day on which a trade occurred in such shares before the date of this proxy statement/prospectus.

   The equivalent per share price (which is the value you would have received for each share of Times Mirror common stock you own if the merger had been completed and you had exchanged your shares of Times Mirror common stock for shares of Tribune common stock on the dates listed) was:

  . $92.98 on March 10, 2000, the last day on which a trade occurred in shares of Times Mirror series A common stock before the execution of the merger agreement;

  . $97.35 on February 29, 2000, the last day on which a trade occurred in shares of Times Mirror series C common stock prior to the execution of the merger agreement;

  . $94.85 on May 4, 2000, the last day on which a trade occurred in shares of Times Mirror series A common stock before the date of this proxy statement/prospectus; and

  . $100.47 on April 25, 2000, the last day on which a trade occurred in shares of Times Mirror series C common stock before the date of this proxy statement/prospectus.

   We urge you to obtain current market quotations before voting your shares. The 2.5 to 1 exchange ratio fixed by the merger agreement will not change even if our stock prices change. For this reason, the market value of the shares of Tribune common stock that holders of Times Mirror common stock will receive in the merger may vary significantly from the market value of the shares of Tribune common stock that holders of Times Mirror common stock would receive if the merger were consummated on the date of this proxy statement/prospectus.

                                  RISK FACTORS

   In addition to the other information included in this proxy statement/prospectus (including the matters addressed in "Cautionary Statement Concerning Forward-Looking Statements"), you should consider the following in determining whether to vote in favor of the merger.

The Merger Consideration Will Not Change Even if Our Stock Prices Change

   When we complete the merger, we will convert each share of Times Mirror common stock into 2.5 shares of Tribune common stock or, at the election of the Times Mirror stockholder, $95 in cash. The cash election will be available only to the extent that Tribune has purchased fewer than 28 million shares of Times Mirror common stock prior to the merger. As of the date of this proxy statement/prospectus, Tribune has purchased 23,305,244 shares of Times Mirror common stock in a tender offer that Tribune completed on April 17, 2000 and in the open market. The merger agreement does not contain any provision that would adjust the exchange ratio based on fluctuations in the price of either company's common stock. The value of the stock consideration you receive depends on the market price of Tribune common stock at the time we complete the merger. The market price of Tribune common stock could decline before the effective time of the merger. This could happen due to market conditions or other factors. Times Mirror may not terminate the merger agreement solely because the market price of Tribune's common stock declines.

Integration of Tribune and Times Mirror Operations May Be Difficult

   The merger involves the integration of two companies that have previously operated independently. Tribune may not be able to integrate Times Mirror's operations without encountering difficulties or experiencing the loss of key employees, customers or suppliers. In addition, we cannot assure you that we will realize the benefits we expect from this integration.

The Interests of Times Mirror Directors and Officers in the Merger May Be
   Different From the Interests of Other Stockholders

   Some of the directors and officers of Times Mirror have interests in the merger that are different from, and/or are in addition to, the interests of Times Mirror's stockholders. These interests include the potential for appointment to the Tribune board, the receipt of benefits and severance payments as a result of the merger, and the right to continued indemnification and insurance coverage by Tribune for acts or omissions occurring prior to the merger. These interests may influence these directors and officers in making their recommendation that you vote in favor of the adoption of the merger agreement. See "Interests of Certain Persons in the Merger," "Tribune Board Representation and Los Angeles Times Subsidiary Matters" and "Representation of the Chandler Trusts on the Tribune Board of Directors."

Federal Communications Commission Rules Restrict Ownership of a Broadcast
   License and a Newspaper in the Same Market

   After the merger, Tribune will own both a newspaper and a television broadcast license in each of Los Angeles, Hartford and New York. Under the rules of the Federal Communications Commission, a broadcast license will not be granted to a party which owns a newspaper in the same market. The Federal Communications Commission's policy with respect to this rule permits a broadcaster who acquires a newspaper in its market to hold that newspaper until the later of one year or the next renewal date for its broadcast license. The renewal dates for the broadcast licenses in the markets which will be affected by the merger are August 1, 2006 (Los Angeles), December 1, 2006 (Hartford) and February 1, 2007 (New York).

   We cannot assure you that this rule will be revised or eliminated prior to the dates set forth above. If this rule has not been revised or eliminated before the dates specified above, Tribune will either request waivers or otherwise seek appropriate relief. We cannot assure you that Tribune will obtain any such waivers or relief on terms acceptable to Tribune, if at all. Absent acceptable waivers or relief from this rule, Tribune could have to dispose of either its broadcast licenses or the newspapers it would acquire in the Los Angeles, Hartford and New York markets as a result of the merger.

Failure to Complete the Merger Could Adversely Affect Times Mirror's Stock
   Price and Future Business and Operations

   If we do not complete the merger for any reason, Times Mirror may be subject to the following material risks:

  . the price of Times Mirror common stock may decline to the extent that the current market price of Times Mirror common stock reflects a market assumption that we will complete the merger;

  . if Times Mirror is acquired by or enters into an agreement to be acquired by another party prior to the 12-month anniversary of the termination of the merger agreement, Times Mirror may be required to pay a fee of $250 million and may be subject to other legal remedies available to Tribune;

  . a potential competing bidder for Times Mirror may no longer be interested in acquiring Times Mirror;

  . Times Mirror must pay its own costs related to the merger, such as legal, accounting and financial advisor fees, even if the merger is not completed; and

  . the business and operations of Times Mirror, including the management of Times Mirror, could be disrupted.

                        CAUTIONARY STATEMENT CONCERNING
                           FORWARD-LOOKING STATEMENTS

   This proxy statement/prospectus contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Tribune and Times Mirror each make forward-looking statements in this proxy statement/prospectus and in other documents filed with the Securities and Exchange Commission to which we refer you. These statements may include statements regarding the period following completion of the merger. For each of these forward-looking statements we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

   Words such as "anticipate," "estimate," "expects," "projects," "intends," "plans," "believes" and similar words and terms identify forward-looking statements. All forward-looking statements are management's present expectations of future events and are subject to a number of factors and uncertainties that could cause actual results to differ materially. These factors and uncertainties include risks related to the businesses of Tribune and Times Mirror, as well as the factors relating to the merger discussed under "Risk Factors." Stockholders should not place undue reliance on the forward-looking statements, which speak only as of the date of this proxy statement/prospectus or the date of the document incorporated by reference in this proxy statement/prospectus. Neither Tribune nor Times Mirror is under any obligation, and each expressly disclaims any obligation, to update or alter any forward-looking statements.

   For additional information about risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, please see the annual report on Form 10-K that Tribune has filed with the Securities and Exchange Commission and the annual report on Form 10-K, as amended, that Times Mirror has filed with the Securities and Exchange Commission.

   The cautionary statements set forth above also apply to all subsequent forward-looking statements attributable to Tribune or Times Mirror or any person acting on their behalf relating to the matters we describe in this proxy statement/prospectus.

                              THE SPECIAL MEETINGS

   We are furnishing this proxy statement/prospectus in connection with the solicitation of proxies by each of Tribune's and Times Mirror's board of directors in connection with the merger proposal and other related matters. We are first sending this proxy statement/prospectus to stockholders of Tribune and Times Mirror on or about May 11, 2000. You should read this proxy statement/prospectus carefully before voting your shares.

Date, Time and Place of the Special Meetings

   The special meetings are scheduled to be held as follows:


   For Tribune stockholders:               For Times Mirror stockholders:

   June 12, 2000                           June 12, 2000

   9:00 a.m., Chicago time                 9:30 a.m., Los Angeles time


   Tribune Company                         The Times Mirror Company

   Campbell Hall, 7th Floor                Harry Chandler Auditorium

   435 North Michigan Avenue               Times Mirror Square

   Chicago, Illinois                       Los Angeles, California


What You Will Vote On

   Tribune. At the special meeting, we will ask you to consider and vote upon the following items:

  1. To approve and adopt the merger agreement. Approval of the merger agreement will include approval of the merger of Times Mirror with and into Tribune, the issuance of shares of Tribune common stock in the merger, and the amendment to Tribune's restated certificate of incorporation to increase the authorized number of shares of Tribune common stock and Tribune preferred stock and to permit amendment of certain provisions of Tribune's bylaws only by the vote of all of the holders of the outstanding Tribune voting stock or all of the members of the Tribune board of directors. The proposed amendment to Tribune's restated certificate of incorporation is attached as Annex C to this proxy statement/prospectus.

  2. To transact any other business as may properly come before the special meeting or any adjournment or postponement of the special meeting.

   Times Mirror. At the special meeting, you will be asked to consider and vote upon the following items:

  1. To approve and adopt the merger agreement and the transactions contemplated by the merger agreement.

  2. To transact any other business as may properly come before the special meeting or any adjournment or postponement of the special meeting.

Stockholder Record Date for the Special Meetings

   Tribune. Tribune's board of directors has fixed the close of business on May 5, 2000 as the record date for determination of Tribune's stockholders entitled to notice of and to vote at the special meeting. On May 3, 2000, there were 228,969,744 shares of Tribune common stock entitled to notice of and to vote at the special meeting held by approximately 6,053 holders of record.

   Times Mirror. Times Mirror's board of directors has fixed the close of business on May 5, 2000 as the record date for determination of Times Mirror's stockholders entitled to notice of and to vote at the special meeting. On April 28, 2000 there were 40,199,738 shares of Times Mirror series A common stock and 15,906,860 shares of Times Mirror series C common stock entitled to notice of and to vote at the special meeting, held by approximately 2,502 and 828 holders of record, respectively. On April 28, 2000 there were 96,249,256 shares of Times Mirror series A common stock outstanding, held by approximately 2,506 holders of record and 15,906,860 shares of Times Mirror series C common stock outstanding, held by approximately 832 holders of record. Certain shares of Times Mirror common stock held by TMCT, LLC and TMCT II, LLC are not entitled to vote.

Quorum

   Tribune. In order to have a quorum, holders of record of shares of Tribune common stock having a majority of the votes entitled to be cast must be represented in person or by proxy at the special meeting. Regardless of whether a quorum is present or represented, the chairman of the meeting, or stockholders represented in person or by proxy voting a majority of the votes cast by such stockholders, will have the power to adjourn the meeting to another time and/or place.

   Times Mirror. In order to have a quorum, holders of record of a majority in voting interest of the Times Mirror series A common stock and the Times Mirror series C common stock entitled to vote at the special meeting must be represented in person or by proxy at the special meeting. If a quorum is not present, a majority in interest of the stockholders present in person or by proxy and entitled to vote may adjourn the meeting.

Vote Required for Approval

   Tribune. The merger agreement proposal must be approved by the affirmative vote of a majority of the voting power of the Tribune common stock. Each share of Tribune common stock is entitled to cast one vote. As of May 3, 2000, the directors and executive officers of Tribune and their affiliates owned and were entitled to vote 4,824,586 shares (or 1.94%) of Tribune common stock.

   Times Mirror. The merger agreement proposal must be approved by the affirmative vote of holders of a majority of the voting power of the outstanding shares of Times Mirror series A common stock and Times Mirror series C common stock, voting together as a single class. Each share of Times Mirror series A common stock is entitled to cast one vote. Each share of Times Mirror series C common stock is entitled to cast 10 votes. As of April 18, 2000, the directors and executive officers of Times Mirror and their affiliates owned and were entitled to vote 1,780,835 shares of Times Mirror series A common stock (or 0.90% of the voting power of the outstanding shares of Times Mirror series A common stock and Times Mirror series C common stock, voting together as a single class). As of April 18, 2000, the directors and executive officers of Times Mirror and their affiliates owned and were entitled to vote 14,526,056 shares of Times Mirror series C common stock (or 73.11% of the voting power of the outstanding shares of Times Mirror series A common stock and Times Mirror series C common stock, voting together as a single class). The holders of a majority of Times Mirror's voting power have already agreed to vote in favor of the merger agreement proposal.

Voting Your Shares

   All shares of Tribune common stock represented by properly executed proxies or voting instructions received before or at the Tribune special meeting and all shares of Times Mirror common stock represented by properly executed proxies or voting instructions received before or at the Times Mirror special meeting will, unless the proxies or voting instructions are revoked, be voted in accordance with the instructions indicated on those proxies or voting instructions. If no instructions are indicated on a properly executed proxy card or voting instructions, the shares will be voted FOR adoption of the merger agreement. You are urged to mark the box on the proxy card and/or voting instructions to indicate how to vote your shares.

   If a properly executed proxy card or voting instruction is returned and the stockholder has abstained from voting on any matter, the Tribune common stock or Times Mirror common stock represented by the proxy or voting instructions will be considered present at the special meeting for purposes of determining a quorum. However, an abstention will not be considered to have been voted in favor of the merger proposal. If your shares are held in an account at a brokerage firm or bank, you must instruct such firm or bank on how to vote your shares. If an executed proxy card is returned by a broker or bank holding shares which indicates that the broker or bank does not have discretionary authority to vote at the special meeting, the shares will be considered present at the meeting for purposes of determining the presence of a quorum, but will not be considered to have been voted in favor of adoption of the merger proposal. Your broker or bank will vote your shares only if you provide instructions on how to vote by following the information provided to you by your broker. Except as provided in the immediately following two sentences, abstentions, failures to respond and broker non-votes will have the same effect as a vote against adoption of the merger agreement. If you own shares of Tribune common stock pursuant to a Tribune employee stock plan and do not provide voting instructions prior to June 8, 2000, the trustee or nominee of the applicable plan will vote your shares (and any shares not allocated to a specific account) in the same proportion as the shares in each plan for which voting instructions are received. If you own shares of Times Mirror common stock pursuant to the Times Mirror ESOP or PAYSOP and do not provide voting instructions by June 8, 2000, your shares will be voted by the trustee of the applicable plan.

   No other matters other than those mentioned above are expected to be brought before either special meeting. If, however, other matters are presented, the persons named as proxies will vote in accordance with their judgment with respect to those matters, unless authority to do so is withheld in the proxy.

   A stockholder may revoke his or her proxy at any time before it is voted by:

  . notifying in writing the Corporate Secretary of Tribune Company at 435 North Michigan Avenue, Chicago, Illinois 60611, if you are a Tribune stockholder, or the Secretary of The Times Mirror Company at Times Mirror Square, Los Angeles, California 90053, if you are a Times Mirror stockholder;

  .  submitting a subsequently dated proxy; or

  . appearing in person and voting at the special meeting if you are a holder of record.

   If you own shares of Tribune common stock pursuant to a Tribune employee stock plan, you can change your voting instructions at any time prior to June 8, 2000. You can do this in one of two ways. First, you can revoke your voting instructions. Second, you can submit new voting instructions. If you choose either of these two methods, you must submit your notice of revocation or your new voting instructions to the secretary of Tribune prior to June 8, 2000. If you submit your voting instructions electronically through the Internet or by telephone, you can change your vote by submitting new voting instructions at any time prior to June 8, 2000, using the same procedures, in which case your later voting instructions will count and we will revoke your earlier voting instructions.

   In order to vote in person at a special meeting stockholders must attend the meeting and cast their votes in accordance with the procedures at the special meeting. Attendance at the special meeting will not in and of itself constitute revocation of a proxy.

Voting Electronically or by Telephone

   Because Delaware, the state in which both Tribune and Times Mirror are incorporated, permits electronic submission of proxies through the Internet or by telephone, instead of submitting proxies by mail on the enclosed proxy card or voting instructions, many stockholders will have the option to submit their proxies or voting instructions electronically through the Internet or by telephone. Please note that there are separate arrangements for using the Internet and telephone depending on whether your shares are registered in your company's stock records in your name or in the name of a brokerage firm or bank. Stockholders should check their proxy card or voting instructions forwarded by their broker, bank or other holder of record to see which options are available.

   The Internet and telephone procedures described below for submitting your proxy or voting instructions are designed to authenticate stockholders' identities, to allow stockholders to have their shares voted and to confirm that their instructions have been properly recorded. We have been advised by counsel that the procedures that have been put in place are consistent with the requirements of Delaware law and the bylaws of Tribune and Times Mirror. Stockholders submitting proxies or voting instructions via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that would be borne by the stockholder.

   Tribune holders of record may submit their proxies and/or voting instructions:

  . through the Internet by visiting a website established for that purpose at http://www.eproxyvote.com/trb and following the instructions; or

  . by telephone by calling the toll-free number (1-877-779-8683) and following the recorded instructions.

   Times Mirror holders of record may submit their proxies:

  . if your shares are held in the Times Mirror Savings Plus Plan and/or the Times Mirror Employee Stock Ownership Plan, by telephone by calling the toll-free number (1-888-221-0694) and following the recorded instructions;

  . otherwise, by telephone by calling the toll-free number (1-877-289-2364) and following the recorded instructions.

Cost of Solicitation

   Tribune and Times Mirror will equally share the expenses incurred in connection with the printing and mailing of this proxy statement/prospectus. Tribune has retained Georgeson Shareholder Communications Inc., for a fee of $15,000 plus additional charges related to telephone calls and other services, to assist in the solicitation of proxies. Times Mirror has retained Georgeson Shareholder Communications Inc., at an estimated cost of $10,000 plus reimbursement of expenses, to assist in the solicitation of proxies. Tribune, Times Mirror and their respective proxy solicitors will also request banks, brokers and other intermediaries holding shares of Tribune or Times Mirror common stock beneficially owned by others to send this proxy statement/prospectus to, and obtain proxies from, the beneficial owners and will reimburse the holders for their reasonable expenses in so doing. Solicitation of proxies by mail may be supplemented by telephone, telegram and other electronic means, advertisements and personal solicitation by the directors, officers or employees of Tribune and Times Mirror. No additional compensation will be paid to directors, officers or employees for such solicitation.

   Times Mirror stockholders should not send in their stock certificates with their proxy cards and/or voting instructions.

                                   THE MERGER

   This section of the proxy statement/prospectus describes material aspects of the proposed merger, including the merger agreement. While we believe that the description covers the material terms of the merger, this summary may not contain all of the information that is important to you. You should carefully read this entire proxy statement/prospectus and the other documents we refer to for a more complete understanding of the merger. In addition, we incorporate by reference important business and financial information about each of us into this proxy statement/prospectus. You may obtain the information that we incorporate by reference without charge by following the instructions in the section entitled "Where You Can Find More Information."

The Companies

   Tribune Company. Tribune is a media company engaged, through its subsidiaries, in the publishing of newspapers, books, educational materials and information in print and digital formats and the broadcasting, development and distribution of information and entertainment principally in metropolitan areas in the United States.

   The principal executive offices of Tribune are located at 435 North Michigan Avenue, Chicago, Illinois 60611. Its telephone number at such offices is (312) 222-9100.

   The Times Mirror Company. Times Mirror is engaged principally in the newspaper publishing, professional information and magazine publishing businesses. The Company publishes the Los Angeles Times, Newsday, The Baltimore Sun, The Hartford Courant, The Morning Call, The (Stamford) Advocate, Greenwich Time and several smaller newspapers. The Company also provides information to the aviation market and publishes magazines.

   Times Mirror's principal executive offices are located at Times Mirror Square, Los Angeles, California 90053. Its telephone number at such offices is
(213) 237-3700.

Background of the Merger

   On April 25, 1999, John Madigan, Chairman, President and Chief Executive Officer of Tribune, met with Mark Willes, Chairman of the Board, President and Chief Executive Officer of Times Mirror. At this meeting, Mr. Madigan proposed to Mr. Willes the possibility of a business combination between Tribune and Times Mirror. At the end of the meeting, Mr. Willes requested more detailed information about the proposal.

   On May 27, 1999, Mr. Madigan sent a letter to Mr. Willes describing Tribune's view of the strategic benefits of the proposed combination. On June 8, 1999, Mr. Willes called Mr. Madigan to request financial projections supporting the benefits of the combination. Mr. Madigan responded to Mr. Willes' request with a letter dated June 9, 1999, which contained pro forma projections for the combination. These projections were based on a merger between Tribune and Times Mirror in which 50% of the consideration would be paid in Tribune common stock and 50% of the consideration would be paid in cash, at a price of $82.50 per share.

   Mr. Willes replied with a letter to Mr. Madigan dated June 17, 1999. Mr. Willes' letter requested that correspondence regarding a business combination between Tribune and Times Mirror cease, citing the perceived inability of the Chandler Trusts to be able to agree to this type of transaction, but expressed interest in a possible joint venture between Tribune's Los Angeles television station and Times Mirror's Los Angeles newspaper. On June 21, 1999, Mr. Madigan and Mr. Willes discussed by telephone the possibility of a Los Angeles television/newspaper joint venture.

   On July 1, 1999, Mr. Willes sent Mr. Madigan a letter stating that, after consulting with his associates, Times Mirror would decline Tribune's offer to explore the possible joint venture. On July 15, 1999,

Mr. Madigan responded with a letter to Mr. Willes stating that he regretted Mr. Willes' decision to abandon the discussions. There were no further discussions between Tribune and Times Mirror on the subject of a business combination until November 1999.

   On November 9, 1999, Jack Fuller, President of Tribune Publishing, and Thomas Unterman, then Chief Financial Officer of Times Mirror and the Manager of Rustic Canyon Partners, LLC, the general partner of TMCT Ventures, which is a venture capital fund in which the Chandler Trusts have an 80% interest, met at a regularly scheduled meeting of the board of another company on which they both serve. During a break in the meeting, the participants engaged in a general discussion of issues regarding Times Mirror. At the end of the break, Messrs. Fuller and Unterman had a brief discussion regarding whether a transaction between Times Mirror and Tribune could be feasible for the Chandler Trusts. Mr. Unterman said he would be in Chicago over Thanksgiving and might be available then to talk.

   On November 11, 1999, Mr. Fuller spoke with Mr. Unterman by telephone to arrange a meeting with Mr. Unterman on November 27. On November 27, 1999, Messrs. Madigan and Fuller met with Mr. Unterman and told him that Tribune would be interested in exploring the possibility of a combination. Mr. Unterman explained his understanding of certain transaction parameters resulting from certain requirements of the Chandler Trusts that might affect the ability of the Chandler Trusts to engage in such a transaction. At the end of this meeting, a meeting between Messrs. Madigan and Fuller and representatives of the Chandler Trusts was suggested.

   On January 5, 2000, Messrs. Madigan and Fuller met with representatives of the Chandler Trusts to discuss the possibility of a business combination between Tribune and Times Mirror. At the conclusion of this meeting, it was agreed that discussions should continue and that representatives of the Chandler Trusts would visit Tribune management in Chicago in February. On February 9, 2000, members of Tribune's senior management made a presentation to representatives of the Chandler Trusts regarding the strategic and financial rationale supporting a transaction between the companies.

   On February 14, 2000, Tribune's board of directors met at a regularly scheduled meeting and discussed the possible combination. The Tribune board authorized continued discussions with the Chandler Trusts and discussions with Times Mirror. Thereafter, representatives of Tribune and representatives of the Chandler Trusts continued their discussions. This included discussion of the structure of the proposed transaction because of the desire of the Chandler Trusts to engage in a tax-free transaction and discussion of possible participation in governance by some persons associated with the Chandler Trusts. The governance participation discussed was with respect to the Tribune board of directors and a separate board that would be created to oversee the Los Angeles Times.

   On February 29, 2000, representatives of the Chandler Trusts met with Mr. Willes to inform him of their intention to pursue a transaction with Tribune and to propose that the Times Mirror board of directors approve such a transaction. Times Mirror contacted Goldman, Sachs & Co. and engaged Goldman, Sachs & Co. as its financial advisor in connection with the possible sale of all or a portion of Times Mirror.

   On March 1, 2000, representatives of the Chandler Trusts met with members of the senior management of Times Mirror and representatives from Times Mirror's regular outside corporate counsel, Gibson, Dunn & Crutcher LLP, and Goldman, Sachs & Co., to describe the status of the discussions between the Chandler Trusts and Tribune, the requirements of the Chandler Trusts in order to proceed with a transaction and their interest in addressing the Times Mirror board of directors on the transaction and in moving forward with a transaction promptly. Representatives of the Chandler Trusts indicated that they expected that Times Mirror would receive a proposal from Tribune shortly, possibly as early as March 3, 2000, following a scheduled meeting of the Tribune board of directors.

   On March 2, 2000, during an executive session of a regularly scheduled meeting of the Times Mirror board of directors, Mr. Willes advised the non-Chandler Trusts members of the Times Mirror board of the status of developments and Gibson, Dunn & Crutcher LLP and Times Mirror's financial advisors addressed various aspects of the proposed transaction. The directors approved the retention of Goldman, Sachs & Co. as Times Mirror's financial advisor with respect to the proposed transaction, and decided to retain Skadden, Arps, Slate, Meagher & Flom LLP as special counsel to the non-Chandler Trusts members of the Times Mirror board of directors, with Gibson, Dunn & Crutcher LLP continuing to represent Times Mirror. The Chandler Trusts directors and the legal advisors (Munger, Tolles & Olson LLP) and financial advisors (Morgan Stanley & Co., Incorporated) to the Chandler Trusts then joined the meeting and made a presentation regarding the background of their discussions with Tribune, the specific requirements of a transaction that were necessary for the Chandler Trusts to proceed, the strategic advantages of a combination with Tribune and the desire of the Chandler Trusts to move forward with a transaction. The representatives of the Chandler Trusts indicated that there had been no detailed discussions about price.

   On March 3, 2000, the Tribune board of directors met and approved an offer to acquire Times Mirror through a merger at $90 per share of Times Mirror common stock, on the terms described below, subject to the offer not being disclosed to the public or any third party. Mr. Madigan then sent a letter to the Times Mirror board of directors and the Trustees of the Chandler Trusts setting forth Tribune's offer. The offer provided for a 50% cash/50% stock election merger, at a price of $90 in cash per share of Times Mirror common stock or its equivalent in Tribune common stock. The offer also contemplated participation in governance by some persons associated with the Chandler Trusts, both with respect to the Tribune board and a separate Los Angeles Times board. The offer was conditioned on the agreement of the Chandler Trusts to commit to vote all of their shares of Times Mirror common stock in favor of the proposed merger and against any competing transactions, and on the merger agreement not being terminable if a competing proposal was made to Times Mirror unless the stockholders of Times Mirror failed to approve the transaction at a meeting of such stockholders.

   On March 6, 2000, counsel for Tribune provided Gibson, Dunn & Crutcher LLP, Skadden, Arps, Slate, Meagher & Flom LLP and counsel for the Chandler Trusts with a proposed form of merger agreement and voting agreement reflecting the terms of Tribune's offer. On March 8, 2000, the non-Chandler Trusts members of the Times Mirror board of directors convened with their financial and legal advisors to review the Tribune offer. Representatives of Skadden, Arps, Slate, Meagher & Flom LLP reviewed with the directors their duties in the context of the proposal as well as the impact of the provision of Times Mirror's restated certificate of incorporation that would permit the directors in their sole discretion in connection with their approval of a merger to convert shares of the high voting Times Mirror series C common stock (including those held by the Chandler Trusts) to shares of low voting Times Mirror series A common stock. Goldman, Sachs & Co. reviewed Times Mirror's current and projected financial performance, Tribune's business, strategy, financial performance and reputation in the market, and various valuation models for Times Mirror and other newspaper acquisitions which had been recently completed. Goldman, Sachs & Co. also addressed the potential interest of other acquirors. After an extended discussion, these directors directed their advisors to indicate to Tribune and the Chandler Trusts that the price of $90 per share of Times Mirror common stock was too low and would need to be increased before Times Mirror was prepared to pursue a transaction with Tribune. These directors further indicated that they had significant reservations about the scope of the voting agreement required by Tribune, particularly in light of the Times Mirror restated certificate of incorporation provisions permitting the conversion of the shares of Times Mirror series C common stock into shares of Times Mirror series A common stock in certain circumstances.

   On March 9, 2000, representatives of Times Mirror met with representatives of the Chandler Trusts and reviewed the Times Mirror board's reaction to the proposal, the need for an increased price and the board's resistance to the scope of the voting agreement. In the course of those discussions, the Times Mirror restated certificate of incorporation provision providing for conversion of the shares of Times Mirror series C common stock was discussed. The representatives of the Chandler Trusts forcefully objected to the non-Chandler Trusts directors' view of the availability of that provision, indicating their belief that any conversion pursuant to such provision was intended to be effective only upon consummation of a transaction and not in advance of such consummation, and stated that any attempt to utilize the provision would be litigated by the Chandler Trusts.

The parties discussed possible alternative structures for the transaction that might ensure that the public stockholders were treated at least as favorably as the Chandler Trusts and would permit another potential acquiror to make a competing proposal.

   On March 10, 2000, representatives of Tribune, Times Mirror and the Chandler Trusts met to discuss the terms of the proposed merger and to commence management interviews and due diligence. The representatives of Times Mirror told the representatives of Tribune that, while the Times Mirror board of directors had not yet authorized any transaction, they believed that any transaction would need to be at a higher price than $90 per share of Times Mirror common stock, and with a structure that would ensure that the public stockholders had the opportunity to receive all stock for their shares of Times Mirror common stock if they so desired. The Times Mirror representatives also suggested the possibility of a cash tender offer as a first step in a two-step acquisition, in order to allow Times Mirror stockholders the opportunity to receive cash for their shares of Times Mirror common stock significantly earlier than they would in a one-step merger. The representatives of the Chandler Trusts told the Tribune representatives that the Chandler Trusts agreed with the foregoing Times Mirror position and further required a structure that would guarantee that the Chandler Trusts could elect to receive all stock in the transaction. Finally, the Times Mirror representatives also objected to Tribune's requirement that the Chandler Trusts enter into a proposed voting agreement unconditionally obligating them to vote their shares of Times Mirror common stock, representing approximately 67% of the Times Mirror voting power, in favor of the merger.

   On March 11, 2000, the Tribune board of directors met to approve increasing the price of the cash portion of its offer to $92.50 per share of Times Mirror common stock (leaving the stock portion at $90 per share of Times Mirror common stock), to provide for a tender offer preceding the merger for up to 28 million shares of Times Mirror common stock, and to provide for an unlimited stock election in the merger, subject to the Chandler Trusts entering into a voting agreement requiring the Chandler Trusts to vote their shares of Times Mirror series C common stock in favor of the merger at their full voting power. Following this meeting, representatives of Tribune informed representatives of Times Mirror and of the Chandler Trusts of these revisions to Tribune's proposal.

   In the afternoon of March 11, the non-Chandler Trust members of the Times Mirror board met with their legal and financial advisors to consider the status of the discussions with representatives of Tribune and the Chandler Trusts as well as the terms of the revised proposal from Tribune. Representatives from Goldman, Sachs & Co. and Skadden, Arps, Slate, Meagher & Flom LLP advised these directors that, while the revised Tribune proposal now provided all Times Mirror stockholders who desired to receive all Tribune common stock for their shares of Times Mirror common stock with the opportunity to do so, the proposal still did not permit termination of the merger agreement by Times Mirror in the event of a proposal from a third party and continued to be conditioned upon the Chandler Trusts entering into a voting agreement at the time of execution of any merger agreement requiring the Chandler Trusts to vote their shares of Times Mirror series C common stock at their full voting power in favor of the merger, thus assuring stockholder approval of the transaction proposed by Tribune. The advisors also conveyed to these directors the views of the representatives of the Chandler Trusts that the Times Mirror board did not have the right to convert the shares of Times Mirror series C common stock into shares of Times Mirror series A common stock in a manner that would prevent the shares of Times Mirror series C common stock from voting on the proposed merger at their full voting power, and that any attempt to do so would be vigorously resisted by the Chandler Trusts. At the end of the meeting, these directors instructed their advisors to continue to seek to improve the economic terms of the proposed transaction and to seek to modify the terms of the voting agreement.

   The directors who are associated with the Chandler Trusts then joined the meeting and the full Times Mirror board reviewed and approved various actions taken by the Executive Compensation Subcommittee of the Compensation Committee on March 2, 2000 with respect to severance and other employee benefits upon a change of control of Times Mirror. Following that portion of the meeting, Mr. Madigan and other Tribune executives made a presentation to the full Times Mirror board of directors, joined by certain trustees of the

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

Chandler Trusts, regarding the financial performance and future prospects of Tribune and the perceived benefits of the Tribune-Times Mirror combination.

   In the evening of March 11, representatives of Times Mirror and representatives of the Chandler Trusts informed the Tribune representatives that Times Mirror and the Chandler Trusts would be willing to agree to a transaction at $95 in cash per share of Times Mirror common stock for up to 28 million shares of Times Mirror common stock and an exchange ratio of 2.5 shares of Tribune common stock for each share of Times Mirror common stock that did not elect cash (representing a value of $93 in Tribune common stock for each share of Times Mirror common stock electing Tribune common stock based on the closing price of the Tribune common stock on March 10, 2000). The representatives of Times Mirror and of the Chandler Trusts also said that they would agree to the proposed voting agreement; provided, however, that, in the event a third party were to submit a competing bid prior to completion of the Tribune tender offer that caused the Times Mirror board to change its recommendation, the Chandler Trusts' commitment to vote in favor of the transactions with Tribune would apply only to 28% of the total voting power of Times Mirror, with the remaining shares of Times Mirror common stock held by the Chandler Trusts voted in proportion to the vote of the shares of Times Mirror common stock not held by the Chandler Trusts. The representatives of Tribune informed the Times Mirror representatives and the Chandler Trusts' representatives that they would be willing to recommend that the Tribune board approve these economic terms, but only if the Chandler Trusts agreed unconditionally to vote all of their shares of Times Mirror common stock in favor of the transaction and the board did not take any action to convert the shares of Times Mirror series C common stock into shares of Times Mirror series A common stock. Tribune also indicated that its proposal, by its terms, would expire on March 13 if it was not accepted by that time.

   On March 12, 2000, counsel for Tribune met with Skadden, Arps, Slate, Meagher & Flom LLP to discuss possible means of resolving the parties' disagreement with respect to the terms of the voting agreement with the Chandler Trusts. Following these meetings, the Tribune representatives informed the Times Mirror representatives and the Chandler Trusts' representatives that they would be willing to recommend to the Tribune board that it approve a voting agreement providing that the Chandler Trusts' vote in favor of the transaction with Tribune would be reduced to 40% of the total voting power of Times Mirror (with the remaining shares of Times Mirror common stock held by the Chandler Trusts voted in proportion to the vote of the shares of Times Mirror common stock not held by the Chandler Trusts) in the event a competing offer were made that caused the Times Mirror board to change its recommendation of the Tribune offer within 20 days of the announcement of the execution of the merger agreement, but only in the event that the exchange ratio was 2.35 shares of Tribune common stock for each share of Times Mirror common stock that did not elect cash. The representatives of Times Mirror responded that, based upon the overall terms of the proposed transaction, they would be willing to support these terms in their presentation to the Times Mirror board if the exchange ratio remained at the previously proposed 2.5. The representatives of Times Mirror and of the Chandler Trusts also provided the Tribune representatives with their other comments on the proposed forms of merger agreement and voting agreement.

   In the evening of March 12, 2000, the board of directors of Tribune met, approved the revisions to the Tribune proposal described above, but with an exchange ratio of 2.5, authorized Tribune to enter into the merger agreement and the voting agreement on these terms, and resolved to recommend approval of the transaction to Tribune stockholders. Following the meeting of the Tribune board of directors, the board of directors of Times Mirror met, and after reviewing all aspects of the proposed transaction, approved the transaction on these revised terms, authorized Times Mirror to enter into the merger agreement, and resolved to recommend approval of the transaction to Times Mirror stockholders. On March 13, 2000, following finalization of the merger agreement and the voting agreement on these terms, Tribune and Times Mirror executed the merger agreement, and Tribune, the Chandler Trusts and the other parties to the voting agreement executed the voting agreement.

   On March 21, 2000, Tribune commenced a tender offer for up to 28 million shares of Times Mirror common stock. Pursuant to the tender offer, Tribune purchased 23,148,044 shares of Times Mirror common

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

stock, or approximately 40% of the outstanding shares of Times Mirror common stock, at the price of $95 net, in cash, per share of Times Mirror common stock. The tender offer was completed as of midnight on April 17, 2000.

Recommendation of the Tribune Board and Tribune's Reasons for the Merger

   On March 3, March 11 and March 12, 2000, the Tribune board of directors met to review and evaluate the terms of a potential transaction with Times Mirror. On March 12, the Tribune board of directors unanimously determined that it is advisable, consistent with, in furtherance of, and otherwise in the best interests of Tribune and its stockholders for Tribune to acquire up to 50% of the outstanding shares of Times Mirror common stock in a tender offer for $95 per share in cash followed by a merger of Times Mirror with and into Tribune in which each of the remaining outstanding shares of Times Mirror common stock would be converted into the right to receive either 2.5 shares of Tribune common stock or, to the extent available, $95 in cash. In reaching its decision regarding the transaction with Times Mirror, the Tribune board of directors considered, among other things:

  .  financial and strategic factors in connection with such a transaction;

  .  the results of its due diligence analysis;

  . the analysis of Tribune management and Merrill Lynch of the financial information of Times Mirror, Tribune and the combined company, which included financial forecasts provided by Tribune relating to the earnings, cash flow, assets, liabilities and prospects of Tribune and Times Mirror, as well as the amount and timing of the cost savings and related expenses and synergies expected to result from the transaction;

  . legal considerations for the Tribune board of directors in applying its fiduciary responsibilities to the proposed transaction;

  . the terms and conditions of the merger agreement and the voting agreement; and

  . the support of the Chandler Trusts for the proposed transaction and their willingness to enter into the voting agreement.

   Moreover, the board of directors considered its view of or belief in each of the following factors:

  . Following completion of the merger, Tribune will have 11 daily newspapers, 22 television stations and four radio stations. The combined company will be one of the largest providers of interactive news and information services in the U.S. and the largest multi-media company in four of the nation's five most populous states--California, New York, Illinois and Florida.

  . Led by top interactive sites in New York, Los Angeles and Chicago, the merger will create an Internet company with approximately $55 million in projected 2000 revenue and an estimated 3.4 million unique monthly visitors. This will place the combined company in the top 20 ranking for news/information/entertainment interactive services.

  . The combined company's Internet assets will provide marketers with a powerful network that reaches a national audience and delivers deep local market impact. The scale will enable Tribune to bring powerful news and information services to its markets, as well as world-class technology. The combined multi-media newsgathering resources and technology assets will allow the combined company to deliver compelling broadband news, advertising and information choices to consumers in the future.

  . The merger will enable Tribune to provide a compelling set of marketing solutions in top metro newspaper markets and increase revenue from the rapidly expanding national advertising category, including national retailers.


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


  . The merger will bring together a worldwide newsgathering organization of extraordinary quality, scope and depth, providing the public in the communities served with news and opinion that is both diverse and comprehensive. The combined company will have an expanded presence in foreign bureaus and Washington, D.C., and increased national coverage from other bureaus around the U.S.

  . The combined company will provide opportunities for advertisers to reach major market consumers in any media form--broadcast, newspapers or interactive services. In addition, the combined company will benefit consumers by giving them rich and diverse choices for obtaining news, information and entertainment.

  . The combined company can achieve significant cost savings related to the consolidation of Internet operations, back office efficiencies and newsprint purchasing and Times Mirror's newspaper margins can move closer to Tribune's higher margins.

  . Times Mirror is one of only a few very large, profitable, quality news and information companies in the country. Its reputation for quality and integrity complements that of Tribune. Consequently, Tribune management believes that there is a strong cultural fit between the two institutions. The combined company has won 82 Pulitzer Prizes.

In addition, the board received a report from Merrill Lynch, including its written opinion to the effect that, as of the date of the opinion and based upon and subject to the factors and assumptions set forth therein, the consideration into which each outstanding share of Times Mirror common stock would be converted in the tender offer and the merger, taken together and not separately, was fair from a financial point of view to Tribune. A copy of Merrill Lynch's written opinion, dated March 12, 2000, which sets forth the procedures followed, the matters reviewed and the assumptions made by Merrill Lynch, is attached as Annex D to this proxy statement/prospectus, and is incorporated herein by reference. Tribune's stockholders are urged to read Merrill Lynch's opinion in its entirety. See "The Merger--Opinion of Tribune's Financial Advisor."

   The foregoing discussion of the information and factors considered and given weight by the Tribune board of directors is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation and approval of the tender offer, the merger, the merger agreement and the transactions contemplated thereby, the Tribune board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. In addition, individual members of the Tribune board may have assigned different weights to different factors.

Recommendation of the Times Mirror Board and Times Mirror's Reasons for the
Merger

   On March 12, 2000, the Times Mirror board of directors unanimously:

  . determined that the merger agreement and the transactions contemplated thereby, including the tender offer and the merger, are advisable, fair to, and in the best interests of, the stockholders of Times Mirror;

  . approved and adopted the merger agreement, the tender offer, the merger and the other transactions contemplated thereby; and

  . recommended that the holders of shares of Times Mirror common stock who desire cash consideration for their shares of Times Mirror common stock accept the tender offer and tender their shares of Times Mirror common stock pursuant to the tender offer, and approve and adopt the merger agreement and the transactions contemplated thereby.

   In making its determination and recommendation with respect to the transaction with Tribune, the Times Mirror board of directors considered a number of factors, including, without limitation, the factors mentioned in the section entitled "Background of the Merger" above and the following:

  . The financial and other terms of the tender offer, the merger, the merger agreement and the related transaction agreements.

  . The historical and recent market prices for the shares of Times Mirror common stock, and that the $95 per share cash consideration to be paid in the tender offer and the 2.5 shares of Tribune common stock to be exchanged in the merger, on a blended basis, represented a significant premium of approximately 100% over the closing price on the New York Stock Exchange of the Times Mirror series A common stock ($47.94) on the last trading day prior to the announcement of the execution of the merger agreement.

  . The oral opinion of Goldman, Sachs & Co. received by the Times Mirror board of directors on March 12, 2000, which was subsequently confirmed by its written opinion, that as of the date of the opinion, the stock consideration and cash consideration to be received by the holders of Times Mirror common stock in the aggregate is fair from a financial point of view to the holders of shares of Times Mirror common stock receiving such consideration. A copy of Goldman Sachs & Co.'s written opinion, dated March 13, 2000, which sets forth the procedures followed, the matters reviewed and the assumptions made by Goldman Sachs & Co., is attached as Annex E to this proxy statement/prospectus, and is incorporated herein by reference. Times Mirror's stockholders are urged to read Goldman, Sachs & Co.'s opinion in its entirety.

  . The terms and conditions of the merger agreement and the tender offer and, in particular, the structure of the transaction providing Times Mirror stockholders with the option of receiving (i) cash for their shares of Times Mirror common stock pursuant to the tender offer, subject to certain conditions, (ii) shares of Tribune common stock on a tax-free basis or (iii) a combination of cash and shares of Tribune common stock.

  . The fact that the Times Mirror stockholders will have the opportunity to hold equity in Tribune, a corporation with significant and diverse businesses and moreover, that stockholders electing to receive shares of Tribune common stock will continue to have the opportunity to obtain a control premium in a future transaction involving Tribune.

  . The fact that Tribune's editorial independence and journalism quality is consistent with Times Mirror's traditions and integrity in the media field.

  . The fact that the Chandler Trusts, who are parties to the voting agreement and hold approximately 32% of the outstanding shares of Times Mirror common stock (including their interests in TMCT, LLC and TMCT II, LLC) and control approximately 67% of the voting power of Times Mirror, were in favor of the merger, the tender offer and the transactions contemplated thereby.

  . The high likelihood that the transactions contemplated by the merger agreement and the tender offer would be consummated, particularly in light of Tribune's reputation, ability to finance the transactions, lack of any financing condition in the merger agreement and ability to terminate the tender offer and the merger agreement only in limited circumstances.

  . Times Mirror's future prospects, financial resources and condition, ability to access the capital markets, as well as the increased competition in all segments of Times Mirror's business from other companies and the significant challenges that Times Mirror would face if it did not proceed with the proposed transaction with Tribune.

  . The belief by the Times Mirror board that, after review by independent members of the Times Mirror board, the transactions were fair and equitable to, and presented an attractive valuation for, Times Mirror stockholders.

   The Times Mirror board additionally considered potential detriments involved in the tender offer and the merger, which include, but are not limited to, the following:

  . Provisions of Times Mirror's charter discussed above under the caption "Background of the Merger" relating to and affected by the conversion of shares of Times Mirror series C common stock into shares of Times Mirror series A common stock in conjunction with the merger and the views of the Chandler Trusts with respect to such conversion.

  . The conditions imposed during the negotiation of the merger and the terms of the merger agreement limiting Times Mirror's ability to consider other proposals by third parties and requiring Times Mirror to pay a $250 million termination fee under certain circumstances, which make it more difficult for Times Mirror to engage in a transaction superior to that contemplated by the merger agreement.

The Times Mirror board, however, determined that the foregoing detriments were outweighed by the potential benefits of the transactions described above.

   The foregoing discussion of the information and factors considered and given weight by the Times Mirror board of directors is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation and approval of the tender offer, the merger, the merger agreement and the transactions contemplated thereby, the Times Mirror board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. In addition, individual members of the Times Mirror board may have assigned different weights to different factors.

Opinion of Tribune's Financial Advisor

   Tribune retained Merrill Lynch to act as its exclusive financial advisor in connection with a possible business combination. On March 12, 2000, Merrill Lynch rendered to the board of directors of Tribune its oral opinion, subsequently confirmed in writing, that, as of such date and based upon and subject to the factors and assumptions set forth therein, the consideration into which each outstanding share of Times Mirror common stock would be converted in the tender offer and the merger, taken together and not separately (referred to for purposes of Merrill Lynch's opinion and analysis as the "transaction") was fair from a financial point of view to Tribune.

   THE FULL TEXT OF MERRILL LYNCH'S WRITTEN OPINION, WHICH SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED, AND QUALIFICATIONS AND LIMITATIONS ON THE REVIEW UNDERTAKEN BY MERRILL LYNCH, IS ATTACHED AS ANNEX D TO THIS PROXY STATEMENT/PROSPECTUS AND IS INCORPORATED IN THIS PROXY STATEMENT/PROSPECTUS BY REFERENCE. THE SUMMARY OF THE MERRILL LYNCH OPINION SET FORTH IN THIS PROXY STATEMENT/PROSPECTUS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE MERRILL LYNCH OPINION. TRIBUNE STOCKHOLDERS ARE URGED TO READ THE MERRILL LYNCH OPINION IN ITS ENTIRETY. THE MERRILL LYNCH OPINION WAS PROVIDED TO THE BOARD OF DIRECTORS OF TRIBUNE FOR THE BOARD'S USE AND BENEFIT AND IS DIRECTED ONLY TO THE FAIRNESS FROM A FINANCIAL POINT OF VIEW OF THE CONSIDERATION INTO WHICH EACH OUTSTANDING SHARE OF TIMES MIRROR COMMON STOCK WOULD BE CONVERTED IN THE TRANSACTION, DOES NOT ADDRESS THE MERITS OF THE UNDERLYING DECISION BY TRIBUNE TO ENGAGE IN THE TRANSACTION AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY TRIBUNE STOCKHOLDER AS TO HOW THAT STOCKHOLDER SHOULD VOTE ON THE PROPOSED MERGER, OR ANY OTHER MATTERS RELATING TO THE TRANSACTION. MERRILL LYNCH DID NOT EXPRESS ANY OPINION AS TO THE PRICES AT WHICH THE SHARES OF TRIBUNE COMMON STOCK WOULD TRADE FOLLOWING THE ANNOUNCEMENT OR CONSUMMATION OF THE TRANSACTION.

   The consideration into which each outstanding share of Times Mirror common stock would be converted in the transaction was determined through negotiations between Tribune and Times Mirror. Merrill Lynch provided advice to Tribune during the course of the negotiations.

   The summary set forth below does not purport to be a complete description of the analyses underlying the Merrill Lynch opinion. The preparation of a fairness opinion is a complex analytic process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to

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

partial analysis or summary description. In arriving at its opinion, Merrill Lynch did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Merrill Lynch believes that its analyses must be considered as a whole and that selecting portions of its analyses, without considering all analyses, would create an incomplete view of the process underlying its opinion.

   In performing its analyses, numerous assumptions were made with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Merrill Lynch, Tribune and Times Mirror. Any estimates contained in the analyses performed by Merrill Lynch are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by those analyses. Additionally, estimates of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which those businesses or securities might actually be sold. Accordingly, these analyses and estimates are inherently subject to substantial uncertainty. In addition, the Merrill Lynch opinion was among several factors taken into consideration by the board of directors of Tribune in making its determination to approve the merger agreement and the merger. Consequently, the Merrill Lynch analyses described below should not be viewed as determinative of the decision of the board of directors of Tribune or Tribune's management with respect to the fairness of the consideration into which each outstanding share of Times Mirror common stock would be converted in the transaction.

   In arriving at its opinion, Merrill Lynch, among other things:

  . reviewed certain publicly available business and financial information relating to Times Mirror and Tribune that Merrill Lynch deemed to be relevant;

  . reviewed certain information, including financial forecasts, relating to the business, earnings, cash flow, assets, liabilities and prospects of Times Mirror and Tribune, as well as the amount and timing of the cost savings and related expenses and synergies expected to result from the transaction furnished to Merrill Lynch by Times Mirror and Tribune, respectively;

  . conducted discussions with members of senior management and representatives of Times Mirror and Tribune concerning the matters described in the preceding two bullet points, as well as their respective businesses and prospects before and after giving effect to the transaction and the cost savings and related expenses and synergies expected to result from the transaction;

  . reviewed the market prices and valuation multiples for the Times Mirror common stock and the Tribune common stock and compared them with those of certain publicly traded companies that Merrill Lynch deemed to be relevant;

  . reviewed the results of operations of Times Mirror and Tribune and compared them with those of certain publicly traded companies that Merrill Lynch deemed to be relevant;

  . compared the proposed financial terms of the transaction with the financial terms of certain other transactions that Merrill Lynch deemed to be relevant;

  . participated in certain discussions and negotiations among representatives of Times Mirror, the controlling stockholder of Times Mirror and Tribune and their financial and legal advisors;

  .  reviewed the potential pro forma impact of the transaction;

  . reviewed a draft of the merger agreement and the voting agreement by and among Tribune and certain significant stockholders of Times Mirror; and

  . reviewed such other financial studies and analyses and took into account such other matters as Merrill Lynch deemed necessary, including its assessment of general economic, market and monetary conditions.

   In preparing its opinion, Merrill Lynch assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to Merrill Lynch, discussed with or reviewed by or for Merrill Lynch, or publicly available, and Merrill Lynch did not assume any responsibility for independently verifying such information or undertake an independent evaluation or appraisal of any of the assets or liabilities of Times Mirror or Tribune and was not furnished with any such evaluation or appraisal. In addition, Merrill Lynch did not assume any obligation to conduct any physical inspection of the properties or facilities of Times Mirror or Tribune. With respect to the financial forecast information and the cost savings and related expenses and synergies expected to result from the transaction furnished to or discussed with Merrill Lynch by Times Mirror or Tribune, Merrill Lynch assumed that they had been reasonably prepared and reflected the best currently available estimates and judgment of Times Mirror's or Tribune's management as to the expected future financial performance of Times Mirror or Tribune, as the case may be, and the cost savings and related expenses and synergies expected to result from the transaction. Merrill Lynch further assumed that the merger would qualify as a tax-free reorganization for U.S. federal income tax purposes. Merrill Lynch also assumed that the final form of the merger agreement and the voting agreement by and among Tribune and certain significant stockholders of Times Mirror would be substantially similar to the last draft reviewed by Merrill Lynch.

   Merrill Lynch's opinion is necessarily based upon market, economic and other conditions as they exist and can be evaluated on, and on the information made available to Merrill Lynch as of, the date of the opinion. Merrill Lynch assumed that in the course of obtaining the necessary regulatory or other consents or approvals (contractual or otherwise) for the transaction, no restrictions, including any divestiture requirements or amendments or modifications, will be imposed that will have a material adverse effect on the contemplated benefits of the transaction.

   Set forth below is a summary of the material analyses presented by Merrill Lynch to the board of directors of Tribune on March 12, 2000 in connection with the Merrill Lynch opinion.

   Comparable Company Analysis. A comparable public company analysis reviews a business's operating performance and outlook relative to a group of publicly traded peer companies to determine an implied unaffected market trading value. Merrill Lynch concluded that there were no publicly traded companies that were directly comparable to Times Mirror. Accordingly, as a proxy for publicly traded companies comparable to Times Mirror, Merrill Lynch, using publicly available information and estimates of future financial results taken from selected Wall Street equity research reports, compared certain financial and other operating information related to Times Mirror with that of a group of companies in the newspaper and magazine publishing/professional information industry. For purposes of its analysis, Merrill Lynch identified the following fourteen companies in the newspaper and magazine publishing/professional information industry:

  .  Dow Jones & Company, Inc.;

  .  The New York Times Company;

  .  Gannett Co., Inc.;

  .  Journal Register Company;

  .  Hollinger International Inc.;

  .  The Washington Post Company;

  .  McClatchy Newspapers, Inc.;

  .  The E.W. Scripps Company;

  .  A.H. Belo Corporation;

  .  Knight-Ridder, Inc.;

  .  Lee Enterprises, Incorporated;

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

  .  Pulitzer Inc.;

  .  Media General, Inc.; and

  .  Central Newspapers, Inc.

   Merrill Lynch analyzed the adjusted market capitalization of each of the foregoing companies as a multiple of estimated 2000 earnings before interest, taxes, depreciation and amortization (referred to as EBITDA) and determined that the relevant multiples ranged from 6.5x to 8.0x. The adjusted market capitalization of each of the selected companies listed above was calculated as equity value plus total debt plus the face value of preferred stock, if any, plus the value of minority interests, if any, minus cash and marketable securities and adjusted for off-balance sheet assets. Estimated 2000 EBITDA for the selected companies was based on selected Wall Street equity research reports. Based upon the application of the multiple analysis for the comparable companies, Merrill Lynch calculated a summary reference range of implied per share value of Times Mirror common stock of $58 to $72.

   No company in the group of comparable companies is identical to Times Mirror. Accordingly, an analysis of the results of such a comparison is not purely mathematical; rather, it involves complex considerations and judgments concerning differences in historical and projected financial, trading and operating characteristics of the comparable companies and other factors that could affect the value of such companies and Times Mirror.

   Comparable Acquisition Transaction Analysis. A comparable acquisition transaction analysis provides an implied valuation range based upon financial information of companies which have been acquired in selected recent transactions and which are in the same or similar industries as the business being valued. Merrill Lynch reviewed the publicly available financial terms and financial statistics of eight selected acquisition transactions in the newspaper and magazine publishing/professional information industry over an observation period beginning June 1993 and extending through October 1999. For purposes of its valuation analysis, Merrill Lynch determined that the following acquisition transactions were most comparable to the proposed transaction between Times Mirror and Tribune:

  .  McClatchy Newspapers, Inc./The News and Observer Publishing Company;

  .  McClatchy Newspapers, Inc./Cowles Media Co., Inc.;

  .  The E.W. Scripps Company/Harte-Hanks, Inc.;

  . Seattle Times (Blethen Corp.)/Guy Gannett Communications (five newspapers);

  .  The New York Times Company/Worcester Telegram & Gazette Inc.;

  .  The New York Times Company/Affiliated Publications, Inc. (Boston Globe);

  .  Knight-Ridder, Inc./ABC Newspaper Group; and

  .  Gannett Co., Inc./Newsquest PLC.

   For the selected acquisition transactions listed above, Merrill Lynch analyzed the transaction value as a multiple of EBITDA of the target company for the year in which the transaction occurred (based on publicly available information and selected Wall Street equity research reports) and determined that the relevant multiples ranged from 10.5x to 12.0x. The transaction value of each of the selected acquisition transactions was calculated as offer value plus total debt plus the face value of preferred stock, if any, plus the value of minority interests, if any, minus cash and marketable securities and adjusted for off-balance sheet assets. Based upon the application of the multiple analysis for the comparable acquisition transactions, Merrill Lynch calculated a summary reference range of implied per share value of Times Mirror common stock of $95 to $109.

   No company utilized in the comparable acquisition transaction analysis was identical to Times Mirror. Accordingly, an analysis of the results of this comparison is not purely mathematical; rather, it involves complex considerations and judgments primarily concerning differences in historical and projected financial, operating and trading characteristics of the companies involved in such other acquisition transactions and the circumstances surrounding those transactions.

   Discounted Cash Flow Analysis. A discounted cash flow analysis provides insight into the intrinsic value of a business based on the projected earnings and capital requirements and the net present value of the subsequent cash flows anticipated to be generated by the assets of the business. Merrill Lynch performed a discounted cash flow analysis by estimating the present value of the future streams of the stand-alone, unlevered, after-tax free cash flows that could be produced by Times Mirror for fiscal years 2000 through 2004, based upon forecasts for those years prepared by the managements of Tribune and Times Mirror. Ranges of estimated terminal values were calculated for fiscal year 2004 based on estimated one year forward 2005 EBITDA exit multiples ranging from 7.0x to 8.0x. Merrill Lynch discounted the free cash flow streams and the estimated terminal values to a present value based upon an estimated discount rate ranging from 9.0% to 11.0%. Based upon the discounted cash flow analysis, Merrill Lynch calculated a summary reference range of implied per share value of Times Mirror common stock of $68 to $82, before taking into account estimated synergies anticipated by the management of Tribune to result from the transaction. Merrill Lynch further determined that the summary reference range of implied per share value of Times Mirror common stock would increase to $103 to $117 after taking into account those synergies.

   Sum-of-the-Parts Valuation Analysis. A sum-of-the parts valuation analysis reviews a business's operating performance and outlook on a segment-by-segment basis and compares each segment's performance to a group of publicly traded peer companies to determine an implied market value for the enterprise as a whole. Merrill Lynch performed a sum-of-the-parts valuation analysis for Times Mirror Newspapers, Jeppesen Sanderson and Magazine Publishing segments by separately analyzing projections for those segments provided by the managements of Tribune and Times Mirror. For the Newspapers and Jeppesen Sanderson segments, Merrill Lynch analyzed estimated 2000 EBITDA, and for the Magazine Publishing segment, Merrill Lynch analyzed estimated 2000 revenues. Based on a group of publicly-traded peer companies, Merrill Lynch applied relevant multiple ranges to those projections to arrive at a range of enterprise values for each of those segments. After subtracting estimated overhead costs and net debt and adjusting for off balance sheet assets and assets held for sale, Merrill Lynch calculated a summary reference range of implied per share value of Times Mirror common stock of $95 to $117.

   Historical Stock Price Analysis. Merrill Lynch observed that the 52-week trading range of Times Mirror's common stock for the period preceding March 11, 2000 was from $47.94 to $72.63.

   Research Analysts' Price Targets. Merrill Lynch also reviewed publicly available equity research reports from selected Wall Street investment banks and observed that the range of price targets for the per share value of Times Mirror's common stock published in those reports ranged from $68 to $80.

   Pro Forma Combination Analysis. Merrill Lynch discussed with the board of directors of Tribune the potential pro forma impact of the transaction on Tribune's reported earnings per share and cash earnings per share (defined as diluted earnings per share before amortization of goodwill and intangibles), after taking into account estimated synergies anticipated by the management of Tribune to result from the transaction and assuming that 17 million to 28 million shares of Times Mirror common stock have been converted into cash in the transaction. Based on financial information provided by the managements of Tribune and Times Mirror and based on the synergy and share conversion assumptions discussed above, Merrill Lynch analyzed the potential pro forma effect on Tribune's projected reported earnings per share and cash earnings per share for the years 2001 through 2005, by comparing those projections to the combined projected earnings per share and cash earnings per share for Tribune and Times Mirror as a combined entity. The pro forma combination analysis indicated that the transaction would result in a dilution to Tribune's reported earnings per share in 2001 of approximately 16% to 17% (depending on the actual number of shares converted into cash, as discussed above) and an accretion to reported earnings per share within three years following consummation of the transaction.

The analysis further indicated that the transaction would be accretive to Tribune's cash earnings per share within the first full year following consummation of the transaction (i.e., in 2001).

   As described above, Merrill Lynch's opinion and presentation to the board of directors of Tribune was one of many factors taken into consideration by the board in making its determination to recommend the merger agreement and the transactions contemplated by the merger agreement. Consequently, the analyses described above should not be viewed as determinative of the opinion of the board of directors or management of Tribune with respect to the value of Times Mirror or whether the board would have been willing to recommend a merger at a different level of consideration.

   Tribune retained Merrill Lynch to act as its financial advisor in connection with the transaction. Merrill Lynch was selected by Tribune based on Merrill Lynch's qualifications, expertise and reputation, as well as Merrill Lynch's familiarity with Tribune. Merrill Lynch is an internationally recognized investment banking and advisory firm. Merrill Lynch, as part of its investment banking business, is continuously engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes.

   Pursuant to an engagement letter dated February 29, 2000, Tribune engaged Merrill Lynch to provide financial advisory services to it in connection with the transaction, including, among other things, rendering the Merrill Lynch opinion. Pursuant to the terms of the engagement letter, Tribune agreed to pay Merrill Lynch a customary fee in connection with the transaction. In addition, Tribune has agreed to reimburse Merrill Lynch for its out-of-pocket expenses, including attorneys' fees, incurred in connection with its engagement, and to indemnify Merrill Lynch and certain related persons against certain liabilities and expenses arising out of or in conjunction with its rendering of services under its engagement.

   Merrill Lynch has, in the past, provided financial advisory and financing services to Tribune, Times Mirror and their affiliates and may continue to do so and has received, and may receive, fees for the rendering of such services. In addition, in the ordinary course of Merrill Lynch's business, Merrill Lynch may actively trade Times Mirror common stock and other securities of Times Mirror, as well as shares of Tribune common stock, for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities.

Opinion of Times Mirror's Financial Advisor

   On March 13, 2000, Goldman, Sachs & Co. delivered its written opinion to the board of directors of Times Mirror that as of the date of that opinion, the stock consideration and cash consideration to be received by the holders of shares of Times Mirror common stock, in the aggregate, are fair from a financial point of view to the holders of shares of Times Mirror common stock receiving such consideration.

   THE FULL TEXT OF THE WRITTEN OPINION OF GOLDMAN, SACHS & CO. DATED MARCH 13, 2000, WHICH IDENTIFIES ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN IN CONNECTION WITH THE OPINION, IS ATTACHED AS ANNEX E TO THIS PROXY STATEMENT/PROSPECTUS. STOCKHOLDERS OF TIMES MIRROR ARE URGED TO, AND SHOULD, READ THIS OPINION IN ITS ENTIRETY.

   In connection with its opinion, Goldman, Sachs & Co. reviewed, among other things:

  .  the merger agreement;

  . the restated certificate of incorporation of Times Mirror dated January 20, 1995, as amended on January 31, 1995;

  . Annual Reports to stockholders and Annual Reports on Form 10-K of Times Mirror and Tribune for the five years ended December 31, 1998 and the five fiscal years ended December 27, 1998, respectively;

  . the draft Annual Reports to stockholders and Annual Reports on Form 10-K of Times Mirror and Tribune for the year ended December 31, 1999 and the fiscal year ended December 26, 1999, respectively;

  . certain interim reports to stockholders and Quarterly Reports on Form 10-Q of Times Mirror and Tribune;

  . certain other communications from Times Mirror and Tribune to their respective stockholders; and

  . certain internal financial analyses and forecasts for Times Mirror and Tribune prepared by their respective managements.

   Goldman, Sachs & Co. also held discussions with members of the senior managements of Times Mirror and Tribune regarding their assessment of the strategic rationale for, and potential benefits of, the transaction contemplated by the merger agreement and the past and current business operations, financial condition and future prospects of their respective companies. In addition, Goldman, Sachs & Co.:

  . reviewed the reported price and trading activity for Times Mirror common stock and Tribune common stock;

  . compared certain financial and stock market information for Times Mirror and Tribune with similar information for certain other companies the securities of which are publicly traded; and

  . reviewed the financial terms of certain recent business combinations in the newspaper industry specifically and in other industries generally and performed such other studies and analyses as it considered appropriate.

   Goldman, Sachs & Co. relied upon the accuracy and completeness of all of the financial and other information discussed with or reviewed by it and assumed such accuracy and completeness for purposes of rendering its opinion. In addition, Goldman, Sachs & Co. did not make an independent evaluation or appraisal of the assets and liabilities of Times Mirror or Tribune or any of their respective subsidiaries and Goldman, Sachs & Co. has not been furnished with any such evaluation or appraisal. The opinion of Goldman, Sachs & Co. was provided for the information and assistance of the board of directors of Times Mirror in connection with its consideration of the transaction contemplated by the merger agreement and such opinion does not constitute a recommendation as to how any holder of shares of Times Mirror common stock should vote with respect to such transaction or whether or not any holder of shares of Times Mirror common stock should tender such shares in connection with such transaction or elect to receive the stock consideration or cash consideration.

   The following is a summary of the material financial analyses used by Goldman, Sachs & Co. in connection with providing its written opinion to Times Mirror's board of directors on March 13, 2000. Goldman, Sachs & Co. utilized substantially the same type of financial analyses in connection with providing the written opinion attached as Annex E to this proxy statement/prospectus.

   THE FOLLOWING SUMMARIES OF FINANCIAL ANALYSES INCLUDE INFORMATION PRESENTED IN TABULAR FORMAT. YOU SHOULD READ THESE TABLES TOGETHER WITH THE TEXT OF EACH SUMMARY.

   (i) Historical Stock Trading Analysis. Goldman, Sachs & Co. reviewed the historical trading prices and volumes for Times Mirror series A common stock and Times Mirror series C common stock. In addition, Goldman, Sachs & Co. analyzed the consideration to be received by holders of shares of Times Mirror common stock pursuant to the merger agreement in relation to the March 10, 2000 closing price, the one-month, three-month, six-month average market prices and the fifty-two week high of Times Mirror series A common stock.

   Such analysis indicated that the price per share to be paid pursuant to the merger agreement represented:

                         PREMIUM TO TIMES MIRROR SHARES

                       Closing Price on   1 Month   3 Month   6 Month   52-Week
       Offer Price*     March 10, 2000    Average   Average   Average   High**
       ------------    ----------------   -------   -------   -------   -------
          $93.83            $47.94        $52.45    $60.13    $63.74    $72.63

                             95.7%         78.9%     56.0%     47.2%     29.2%

--------
* Weighted average offer price assumes 28 million shares of Times Mirror common stock are tendered for cash, the LYONs (convertible into 2.9 million shares) are not converted and 38 million shares of Times Mirror common stock (including 7.3 million options, calculated on a treasury stock basis) receive Tribune common stock.

** Based on the 52-week period from March 10, 1999 to March 10, 2000.

   (ii) Selected Companies Analysis. Goldman, Sachs & Co. reviewed and compared certain financial information relating to Times Mirror and Tribune to corresponding financial information, ratios and public market multiples for the following six publicly traded corporations in the newspaper industry:

  .  Dow Jones & Company, Inc.;

  .  E.W. Scripps Company;

  .  Gannett Co., Inc.;

  .  Knight-Ridder, Inc.;

  .  New York Times Co.; and

  .  Washington Post Co.

   Goldman, Sachs & Co. also calculated and compared various financial multiples and ratios based on information it obtained from filings with the Securities and Exchange Commission, Institutional Brokers Estimate System estimates and Goldman, Sachs & Co. research analysts' estimates. The multiples and ratios of Times Mirror were calculated using the closing price of the Times Mirror series A common stock on March 10, 2000 and the multiples and ratios of Tribune were calculated using the closing price of Tribune common stock on March 10, 2000. The multiples and ratios for Times Mirror and Tribune were based on information provided by Institutional Brokers Estimate System estimates and Goldman, Sachs & Co. research analysts' estimates. The multiples and ratios for each of the selected companies were based on the most recent publicly available information as of March 10, 2000. Goldman, Sachs & Co.'s analyses of the selected companies compared the leveraged market capitalization, which is the market value of common equity plus the book value of debt less cash, as a multiple of the selected companies' estimated calendar year 2000 and 2001 earnings before interest, taxes, depreciation and amortization, or EBITDA, to the results for Times Mirror and Tribune.

   The results of these analyses, based on Goldman, Sachs & Co. research analysts' estimates, are summarized as follows:

                                   Selected Companies
            Levered Market
            Capitalization
       as a multiple of EBITDA:       Range      Median   Times Mirror   Tribune
       ------------------------       -----      ------   ------------   -------
                2000E              6.4x-12.9x    10.8x       6.9x         11.2x

                2001E              6.0x-12.1x     9.6x       6.4x         10.7x

   Goldman, Sachs & Co. also compared the selected companies' estimated calendar year 2000 and 2001 price/earnings ratios to the results for Times
Mirror and Tribune. The results of these analyses, based on Institutional
Brokers Estimate System median earnings per share estimates, are summarized as follows:

                                   Selected Companies
            Price/Earnings
                Ratio:                Range      Median   Times Mirror   Tribune
            --------------            -----      ------   ------------   -------
                2000E              12.4x-23.1x   19.8x       12.8x        21.1x
                2001E              11.3x-20.2x   18.5x       11.5x        18.6x

   Goldman, Sachs & Co. also considered:

  . five-year earnings per share growth rate based on Institutional Brokers Estimate System, median earnings per share and growth estimates;

  . estimated calendar year 2001 price/earnings ratios to the growth rate provided by Institutional Brokers Estimate System; and

  .  dividend yield, based on filings with the Securities and Exchange
     Commission.

   The results of these analyses are summarized as follows:

                                        Selected
                                        Companies
                                      Range     Median Times Mirror Tribune
                                    ----------  ------ ------------ -------
     5 Year EPS Growth Rate*        10.0%-13.0% 12.0%     11.5%      13.0%

     Estimated 2001E P/E to Growth
      Rate Ratio*                    1.0%-1.9%   1.4%      1.0%       1.4%

     Dividend Yield                  0.9%-1.9%   1.5%      1.8%       1.8%

    --------
    *Based on Institutional Brokers Estimate System earnings per share and growth estimates.

   (iii) Discounted Cash Flow Analysis. Goldman, Sachs & Co. performed a discounted cash flow analysis on Times Mirror using Times Mirror's management projections for the years 2000 through 2002 and a range ofestimated revenue growth rates and EBITDA margins for the years 2003 through 2009. Goldman, Sachs & Co. calculated a net present value of free cash flows for the years 2000 through 2009 using discount rates ranging from 9.0% to 11.0% and using terminal values in the year 2009 based on multiples ranging from 9.0x EBITDA to 11.0x EBITDA. Goldman, Sachs & Co. calculated implied per share values of shares of Times Mirror common stock using annual revenue growth rates ranging from 3.5% to 5.0% and EBITDA margins in the year 2009 ranging from 21.0% to 25.0%, grown ratably from management estimates in the year 2002. The terminal values in the year 2009 were calculated based on a multiple of 10.0x EBITDA. These values were then discounted to present value using a discount rate of 10.0%. This analysis resulted in implied share values ranging from $76.25-99.90.

   (iv) Selected Analysis of Multiples for Comparable Transactions. Goldman, Sachs & Co. analyzed certain information, relating to the following eight selected transactions in the newspaper industry since 1992:

  .  the Gannett Co., Inc. acquisition of Honolulu Advertiser;

  .  the News Corp. acquisition of San Antonio Express News;

  .  the New York Times Co. acquisition of Boston Globe and BCI
     Communications;

  .  the McClatchy Newspapers, Inc. acquisition of Raleigh News and Observer;

  .  the Knight-Ridder, Inc. acquisition of Capital Cities;

  .  the TCI Communications acquisition of Kearns-Tribune Newspapers;

  .  the McClatchy Newspapers, Inc. acquisition of Minneapolis Star Tribune;
     and

  .  the Hearst Corp. acquisition of San Francisco Chronicle.

   Goldman, Sachs & Co.'s analyses of the selected transactions compared the leveraged aggregate consideration as a multiple of the estimated EBITDA for the year following the year in which the transaction occurred, or Forward EBITDA, to the results for the proposed transaction.

   The results of this analysis are summarized as follows:

         Levered Market
         Capitalization
         as a multiple                 Selected Transactions                     Proposed
              of:                   Range                  Median               Transaction
         --------------          -----------               ------               -----------
         Forward EBITDA          11.0x-14.5x               12.4x                   11.6x

   (v) Sum-of-the-Parts Valuation. Goldman, Sachs & Co. also analyzed, using revenue and EBITDA estimates provided by Times Mirror management, the after-tax value of each of the principal businesses (newspapers, Jeppesen and consumer magazines), discontinued assets/minority investments, net pension assets and net corporate expenses of Times Mirror, net debt, and summed them to derive an aggregate estimated valuation per share of Times Mirror common stock on an after-tax basis of $74-93, based on 68.9 million fully diluted shares based on a price of Times Mirror common stock of $93.83 per share.

   The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman, Sachs & Co.'s opinion. In arriving at its fairness determination, Goldman, Sachs & Co. considered the results of all such analyses. No company or transaction used in the above analyses as a comparison is directly comparable to Times Mirror or Tribune or the contemplated transaction.

   The analyses were prepared solely for purposes of Goldman, Sachs & Co. providing its opinion to Times Mirror's board of directors as to the fairness from a financial point of view of the stock consideration and cash consideration to be received by the holders of shares of Times Mirror common stock, in the aggregate. These analyses do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. Because such analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of Times Mirror, Tribune, Goldman, Sachs & Co. or any other person assumes responsibility if future results are materially different from those forecast.

   As described above, Goldman, Sachs & Co.'s opinion to the board of directors of Times Mirror was one of many factors taken into consideration by Times Mirror's board of directors in making its determination to approve the merger agreement. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman, Sachs & Co., more fully described in its written opinion attached as Annex E to this proxy statement/prospectus.

   Goldman, Sachs & Co., as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements, and valuations for estate, corporate and other purposes. Goldman, Sachs & Co. is familiar with Times Mirror, having provided certain investment banking services to Times Mirror from time to time, including having acted as financial advisor to Times Mirror in connection with the indirect purchase of a securities investment portfolio and real estate interests with the Chandler Trusts in August 1997 and a similar transaction in September 1999; the disposition of Matthew Bender and Company, Inc., and fifty percent of Shepard's Company in July 1998 and of Mosby, Inc. in October 1998; the disposition of Allen Communication in February 2000; and having acted as its financial advisor in connection with, and having participated in certain of the negotiations leading to, the merger agreement.

   Goldman, Sachs & Co. has also acted as financial advisor to the Chandler Trusts in connection with the stock exchange involving Cox Cable Communication, Inc., Times Mirror and the Chandler Trusts in July 1994, and may provide investment banking services to the Chandler Trusts in the future.

   Goldman, Sachs & Co. has also provided certain investment banking services to Tribune from time to time, including in connection with various commercial paper and medium-term note financings and may also provide investment banking services to Tribune and its subsidiaries in the future. Times Mirror selected Goldman, Sachs & Co. as its financial advisor because it is a nationally recognized investment banking firm that has substantial experience in transactions similar to the merger.

   Goldman, Sachs & Co. provides a full range of financial advisory and securities services and, in the course of its normal trading activities, may from time to time effect transactions and hold securities, including derivative securities, of Times Mirror or Tribune for its own account and for the account of customers.

   Pursuant to a letter agreement dated March 3, 2000, Times Mirror engaged Goldman, Sachs & Co. to act as its financial advisor in connection with the contemplated transaction. Pursuant to the terms of this engagement letter, Times Mirror has agreed to pay Goldman, Sachs & Co. the following fees: (a) a retention fee of $2 million in cash, (b) a transaction fee of .35% of the aggregate consideration paid for the purchase of 50% or more of the outstanding common stock or the assets (based on the book value thereof) of Times Mirror, less any fees already paid pursuant to (a) above.

   Times Mirror has agreed to reimburse Goldman, Sachs & Co. for its reasonable out-of-pocket expenses, including attorneys' fees and taxes, and to indemnify Goldman, Sachs & Co. against certain liabilities, including certain liabilities under the federal securities laws.

Certain Financial Projections (Unaudited)

   In the course of discussions between representatives of Times Mirror and Tribune, Times Mirror provided Tribune's representatives with certain projections of future operating performance of Times Mirror prepared by Times Mirror's management for fiscal years 2000, 2001 and 2002. Such information has been set forth below for the limited purpose of giving stockholders access to projections by Times Mirror's management that were available for review by Tribune in connection with the tender offer.

   The projected financial information set forth below necessarily reflects numerous assumptions with respect to general business and economic conditions and other matters, many of which are inherently uncertain or beyond Times Mirror's or Tribune's control, and does not take into account any changes in Times Mirror's operations or capital structure which may result from the tender offer and the merger. Among other factors, the projected financial information assumes: revenue growth of 6% in 2000, 5% in 2001 and 6% in 2002; operating margin of 16.7% in 2000, 17.5% in 2001 and 18% in 2002; expense growth of 4.7% in 2000, 4.2% in 2001 and 4.9% in 2002; cost of funds of 7.5% in 2000, 7.6% in
2001 and 7.8% in 2002; a tax rate of 43% in 2000, 43% in 2001 and 43% in 2002;
and capital expenditures of $180 million in 2000, $125 million in 2001 and $125 million in 2002. It is not possible to predict whether the assumptions made in preparing the projected financial information will be valid, and actual results may prove to be materially higher or lower than those contained in the projections. The inclusion of this information should not be regarded as an indication that Tribune, Times Mirror or any other person who received this information considered it a reliable predictor of future events, and this information should not be relied on as such. Neither Tribune nor its representatives assumes any responsibility for the validity, reasonableness, accuracy or completeness of the projected financial information, and Times Mirror has made no representations to Tribune regarding such information.


                            2000-2002 Business Plan
      (In millions, other than percentages and earnings per share figures)

                                                        Plan    Plan    Plan
                                                        2000    2001    2002
                                                       ------  ------  ------
Total Revenue......................................... $3,215  $3,385  $3,574
Operating Profit...................................... $  535  $  592  $  643
   Margin.............................................   16.7%   17.5%   18.0%
Interest Expense (Net)................................ $ (122) $ (123) $ (127)
Other Income.......................................... $   22  $    7  $    6
                                                       ------  ------  ------
Pretax Earnings....................................... $  435  $  476  $  522
Taxes................................................. $ (187) $ (205) $ (224)
                                                       ------  ------  ------
Net Income............................................ $  248  $  271  $  298
Preferred Dividends................................... $   (8) $   (8) $   (8)
                                                       ------  ------  ------
Net income attributable to shares of Times Mirror
 common stock......................................... $  240  $  263  $  290
Diluted Earnings per Share............................ $ 3.70  $ 4.05  $ 4.45
Diluted shares of Times Mirror common stock...........   66.6    66.6    66.6

   Cautionary Statement Concerning Forward-Looking Statements. Certain matters discussed herein, including, without limitation, the plan projections, are forward-looking statements that involve risks and uncertainties. Such information has been included in this proxy statement/prospectus for the limited purpose of giving stockholders access to projections by Times Mirror's management that were made available to Tribune. Information was prepared by Times Mirror's management for internal use and not with a view to publication. The foregoing plan projections were based on assumptions concerning Times Mirror's operations and business prospects in 2000 through 2002, including the assumption that Times Mirror would continue to operate under the same ownership structure as then existed. The plan projections were also based on other revenue, expense and operating assumptions. Certain of these assumptions are set forth in the immediately preceding paragraph. Information of this type is based on estimates and assumptions that are inherently subject to significant economic and competitive uncertainties and contingencies, all of which are difficult to predict and many of which are beyond Times Mirror's control. Such uncertainties and contingencies include, but are not limited to, changes in the economic conditions in which Times Mirror operates; greater than anticipated competition or price pressures; new product offerings; better or worse than expected customer growth resulting in the need to expand operations and make capital investments; and the impact of investments required to enter new markets. Accordingly, there can be no assurance that the projected results would be realized or that actual results would not be significantly higher or lower than those set forth above. In addition, the plan projections were not prepared with a view to public disclosure or compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants regarding projections and forecasts, and are included in this proxy statement/prospectus only because such information was made available to Tribune by Times Mirror. Neither Tribune's nor Times Mirror's independent accountants have examined, compiled or applied any agreed upon procedures to this information, and, accordingly, do not express an opinion or any form of assurance with respect thereto and assume no responsibility for this information. Neither Tribune nor its representatives assumes any responsibility for the validity, reasonableness, accuracy or completeness of the projected financial information, and Times Mirror has made no representations to Tribune regarding such information. Neither Tribune nor Times Mirror intends to provide any updated information with respect to any forward-looking statements.

Accounting Treatment

   The merger will be accounted for using the purchase method of accounting for financial accounting purposes in accordance with U.S. generally accepted accounting principles. Purchase accounting requires that the purchase price and costs of the acquisition be allocated to all of the assets acquired and liabilities assumed, based on their relative fair values. See "Unaudited Pro Forma Condensed Consolidated Financial Statements."

United States Federal Income Tax Consequences of the Merger

   The following general discussion summarizes the anticipated material United States federal income tax consequences of the merger to holders of Times Mirror common stock who exchange such stock for Tribune common stock and/or cash in the merger. This discussion addresses only such stockholders who hold their Times Mirror common stock as a capital asset, and does not address all of the United States federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances or to stockholders who are subject to special rules, such as:

  .  financial institutions;

  .  mutual funds;

  .  tax-exempt organizations;

  .  insurance companies;

  .  dealers in securities or foreign currencies;

  . traders in securities who elect to apply a mark-to-market method of accounting;

  .  foreign holders;

  . persons who hold such shares as a hedge against currency risk or as part of a straddle, constructive sale or conversion transaction; or

  . holders who acquired their shares upon the exercise of employee stock options or otherwise as compensation.

   The following discussion is not binding on the Internal Revenue Service. It is based upon the Internal Revenue Code of 1986, as amended (the "Code"), laws, regulations, rulings and decisions in effect as of the date of this proxy statement/prospectus, all of which are subject to change, possibly with retroactive effect. Tax consequences under state, local and foreign laws, and federal laws other than federal income tax laws, are not addressed.

   Holders of Times Mirror common stock are strongly urged to consult their tax advisors as to the specific tax consequences to them of the merger, including the applicability and effect of federal, state, local and foreign income and other tax laws in their particular circumstances.

   It is a condition to the completion of the merger that:

  . Tribune receive an opinion of Wachtell, Lipton, Rosen & Katz, dated as of the effective time of the merger, to the effect that the merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368 of the Code and that each of Tribune and Times Mirror will be a party to the reorganization within the meaning of
     Section 368 of the Code; and

  . Times Mirror receive an opinion of Gibson, Dunn & Crutcher LLP, dated as of the effective time of the merger, to the effect that the merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368 of the Code and that each of Tribune and Times Mirror will be a party to the reorganization within the meaning of
     Section 368 of the Code.

In rendering such opinions, such counsel will be entitled to rely upon certain documentation including representations of officers of Tribune and Times Mirror. An opinion of counsel represents counsel's best legal judgment and is not binding on the Internal Revenue Service or any court. No ruling has been, or will be, sought from the Internal Revenue Service as to the United States federal income tax consequences of the merger. The following discussion of U.S. federal income tax consequences of the merger to Times Mirror stockholders assumes that the merger will qualify as a reorganization within the meaning of
Section 368 of the Code.

   The receipt of cash in exchange for shares of Times Mirror common stock in the merger will be a taxable transaction for federal income tax purposes and may also be a taxable transaction under applicable state, local, foreign and other tax laws. For federal income tax purposes, if a Times Mirror stockholder exchanges all of his or her shares of Times Mirror common stock solely for cash in the merger, such stockholder will generally recognize gain or loss equal to the difference between the amount of cash received and the tax basis for the shares of Times Mirror common stock exchanged. Any recognized gain or loss will be capital gain or loss and any such capital gain or loss will be long term if, as of the date of sale or exchange, such stockholder has held the shares of Times Mirror common stock for more than one year or will be short term if, as of such date, such stockholder has held the shares of Times Mirror common stock for one year or less.

   Stockholders who exchange shares of Times Mirror common stock for a combination of Tribune common stock and cash in the tender offer and the merger will recognize gain, but not loss, in the exchange. The gain, if any, recognized will equal the lesser of:

  .  the amount of cash received in the exchange; and

  .  the amount of gain realized in the exchange.

The amount of gain that is realized in the exchange will equal the excess of:

  . the sum of the cash plus the fair market value of the Tribune common stock received in the exchange over

  . the tax basis of the shares of Times Mirror common stock surrendered in the exchange.

Any gain recognized will be treated as capital gain except in the case in which the receipt of the cash has the effect of the distribution of a dividend for United States federal income tax purposes (under Sections 302 and 356 of the Code) in which case such recognized gain generally will be treated as ordinary dividend income. In general, the receipt of cash by a Times Mirror stockholder who does not actually or constructively (under Section 318 of the Code) own any Tribune common stock will not have the effect of the distribution of a dividend. Times Mirror stockholders should consult their own tax advisors to determine the applicability of the foregoing rules in light of their specific facts and circumstances. The aggregate tax basis in the Tribune common stock received in the merger will be equal to the aggregate tax basis in the Times Mirror common stock surrendered in the tender offer and the merger, decreased by the amount of cash received and increased by the amount of gain, if any, recognized or any amount treated as a dividend. The holding period of the Tribune common stock received in the merger by a holder of Times Mirror common stock will include the holding period of Times Mirror common stock that he or she surrendered in the merger.

   Holders of Times Mirror common stock who did not tender any shares of Times Mirror common stock in the tender offer and who exchange all of their shares of Times Mirror common stock solely for shares of Tribune common stock in the merger will not recognize gain or loss for United States federal income tax purposes, except with respect to cash, if any, they receive in lieu of a fractional share of Tribune common stock. Each holder's aggregate tax basis in the Tribune common stock received in the merger will be the same as his or her aggregate tax basis in the Times Mirror common stock surrendered in the merger, decreased by the amount of any tax basis allocable to any fractional share interest for which cash is received. The holding period of the Tribune common stock received in the merger by a holder of Times Mirror common stock will include the holding period of Times Mirror common stock that he or she surrendered in the merger.

   A holder of Times Mirror common stock who receives cash in lieu of a fractional share of Tribune common stock will recognize gain or loss equal to the difference between the amount of cash received and his or her tax basis in the Tribune common stock that is allocable to the fractional share. That gain or loss generally will constitute capital gain or loss. In the case of an individual stockholder, any such capital gain generally will be subject to a maximum United States federal income tax rate of 20% if the individual has held his or her Times Mirror common stock for more than 12 months on the date of the merger. The deductibility of capital losses is subject to limitations for both individuals and corporations.

Antitrust

   Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the merger could not be completed until the expiration of a 30 calendar-day waiting period following the filing of certain required information and documentary material concerning the merger with the Federal Trade Commission and the Antitrust Division of the Department of Justice. Each of Tribune and Times Mirror filed a Premerger Notification and Report Form under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 with the Federal Trade Commission and the Antitrust Division of the Department of Justice on March 27, 2000. The required waiting period with respect to the merger expired at 11:59 p.m., New York City time, on April 26, 2000.

   The Federal Trade Commission and the Antitrust Division of the Department of Justice may scrutinize the legality under the antitrust laws of the merger. At any time before completion of the merger, the Federal Trade Commission or the Antitrust Division of the Department of Justice could take any action under the antitrust laws that either considers necessary or desirable in the public interest, including seeking to enjoin the merger or the divestiture of substantial assets of Tribune, Times Mirror or any of their respective subsidiaries or affiliates. Private parties as well as state attorneys general may also bring legal actions under the antitrust laws under certain circumstances.

   Based upon an examination of publicly available information relating to the businesses in which Times Mirror is engaged, Tribune and Times Mirror believe that the merger should not violate the applicable antitrust laws. Nevertheless, Tribune and Times Mirror cannot be certain that a challenge to the merger on antitrust grounds will not be made, or, if such challenge is made, what the result will be.

Federal Communications Commission

   Because the merger does not involve the transfer or assignment of a broadcast license, no Federal Communications Commission application is required in connection therewith. The Federal Communications Commission does have a rule that provides that a broadcast license with respect to a market will not be granted to a party which owns a newspaper in the same market. The Federal Communications Commission has, however, adopted a policy that permits a broadcaster who acquires a newspaper in its market to hold that newspaper until the later of one year or its next renewal date for its broadcast license. The renewal dates for the broadcast licenses in the markets which will be affected by the combination of Times Mirror and Tribune are August 1, 2006 (Los Angeles), December 1, 2006 (Hartford) and February 1, 2007 (New York). If such rule has not been revised or eliminated by those dates, Tribune will request waivers of the rule or otherwise seek appropriate relief.

Appraisal Rights

   The following summary of the provisions of Section 262 of the Delaware General Corporation Law is not intended to be a complete statement of the provisions and is qualified in its entirety by reference to the full text of
Section 262 of the Delaware General Corporation Law, a copy of which is attached to this proxy statement/prospectus as Annex F and is incorporated into this summary by reference.

   Under the Delaware General Corporation Law, only holders of Times Mirror series C common stock are entitled to appraisal rights. Holders of Times Mirror series C common stock wanting to exercise appraisal rights must strictly comply with the rules governing the exercise of appraisal rights or lose those rights.

   If the merger is completed, each holder of Times Mirror series C common stock who (1) files written notice with Times Mirror of an intention to exercise rights to appraisal of his or her shares prior to the Times Mirror special meeting, and (2) follows the procedures set forth in Section 262 of the Delaware General Corporation Law, will be entitled to be paid for his or her shares of Times Mirror series C common stock by Tribune the fair value in cash of the shares of Times Mirror series C common stock, as the case may be. All written demands for appraisal rights should be mailed or delivered to The Times Mirror Company, Times Mirror Square, Los Angeles, California 90053, Attention:
Corporate Secretary. The fair value of shares of Times Mirror series C common stock will be determined by the Delaware Court of Chancery, exclusive of any element of value arising from the merger. The shares of Times Mirror series C common stock with respect to which holders have perfected their appraisal rights in accordance with Section 262 of the Delaware General Corporation Law and have not effectively withdrawn or lost their appraisal rights are referred to in this section as the "dissenting shares."

   Within ten days after the effective date of the merger, Tribune, as the surviving corporation in the merger, must mail a notice to all stockholders who have complied with (1) above notifying such stockholders of the effective date of the merger. Within 120 days after the effective date of the merger, holders of shares of Times Mirror series C common stock may file a petition in the Delaware Court of Chancery for the appraisal of their shares, although they may, within 60 days of the effective date of the merger, withdraw their demand for appraisal. Within 120 days of the effective date of the merger, the holders of dissenting shares may also, upon written request, receive from Tribune a statement setting forth the aggregate number of shares with respect to which demands for appraisals have been received.

   Appraisal rights are available only to the record holder of shares. If you wish to exercise appraisal rights but have a beneficial interest in shares which are held of record by or in the name of another person, such as a broker or nominee, you should act promptly to cause the record holder to follow the procedures set forth in Section 262 of the Delaware General Corporation Law to perfect your appraisal rights.

   A demand for appraisal should be signed by or on behalf of the stockholder exactly as the stockholder's name appears on the stockholder's stock certificates. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, the demand should be executed in that capacity, and if the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including one or more joint owners, may execute a demand for appraisal on behalf of a record holder; however, in the demand the agent must identify the record owner or owners and expressly disclose that the agent is executing the demand as an agent for the record owner or owners. A record holder such as a broker who holds shares as nominee for several beneficial owners may exercise appraisal rights for the shares held for one or more beneficial owners and not exercise rights for the shares held for other beneficial owners. In this case, the written demand should state the number of shares for which appraisal rights are being demanded. When no number of shares is stated, the demand will be presumed to cover all shares held of record by the broker or nominee.

   If any holder of shares of Times Mirror series C common stock who demands appraisal of his or her shares under Section 262 of the Delaware General Corporation Law fails to perfect, or effectively withdraws or loses the right to appraisal, his or her shares will be converted into a right to receive the consideration with respect to the holder's dissenting shares in accordance with the merger agreement. Dissenting shares lose their status as dissenting shares if:

  .  the merger is abandoned;

  . the dissenting stockholder fails to make a timely written demand for appraisal;

  .  the dissenting shares are voted in favor of the merger;

  . neither Tribune nor the stockholder files a complaint or intervenes in a pending action within 120 days after the effective date of the merger; or

  . the stockholder delivers to Tribune, as the surviving corporation, within 60 days of the effective date of the merger, or thereafter with Tribune's approval, a written withdrawal of the stockholder's demand for appraisal of the dissenting shares, although no appraisal proceeding in the Delaware Court of Chancery may be dismissed as to any stockholder without the approval of the court.

   Failure to follow the steps required by Section 262 of the Delaware General Corporation Law for perfecting appraisal rights may result in the loss of appraisal rights, in which event a Times Mirror stockholder will be entitled to receive the consideration with respect to the holder's dissenting shares in accordance with the merger agreement. In view of the complexity of the provisions of Section 262 of the Delaware General Corporation Law, holders of Times Mirror series C common stock who are considering objecting to the merger should consult their own legal advisors.

Federal Securities Laws Consequences; Stock Transfer Restriction Agreements

   All shares of Tribune common stock received by Times Mirror stockholders in the merger will be freely transferable, except that shares of Tribune common stock received by persons who are deemed to be "affiliates" of Times Mirror under the Securities Act of 1933 at the time of the special meeting may be resold by them only in transactions permitted by Rule 145 under the Securities Act of 1933 or as otherwise permitted under the Securities Act of 1933. Persons who may be deemed to be affiliates of Times Mirror for such purposes generally include individuals or entities that control, are controlled by or are under common control with Times Mirror and include directors and executive officers of Times Mirror. The merger agreement requires Times Mirror to use its reasonable best efforts to cause each of such affiliates to execute a written agreement to the effect that such persons will not offer, sell or otherwise dispose of any of the shares of Tribune common stock issued to them in the merger in violation of the Securities Act of 1933 or the related Securities and Exchange Commission rules.

Exchange Procedures

   At the effective time of the merger, each issued and outstanding share of Times Mirror common stock, other than dissenting shares and shares owned by Times Mirror or Tribune, will be converted into the right to receive either 2.5 shares of Tribune common stock (together with the associated preferred share purchase rights) or $95 in cash, without interest, or a combination of cash and Tribune common stock (together with the associated preferred share purchase rights), subject to an overall limit on the amount of cash consideration available in the merger. The cash election will be available only to the extent that Tribune has purchased fewer than 28 million shares of Times Mirror common stock prior to the merger. If too many Times Mirror stockholders elect cash, Tribune will provide the available cash to electing stockholders on a pro rata basis, and give them shares of Tribune common stock for their remaining shares of Times Mirror common stock.

   If you are a record holder of shares of Times Mirror common stock, we are separately mailing to you a GREEN form of election and letter of transmittal. In addition, we will make the form of election and letter of transmittal available to all persons who become record holders of shares of Times Mirror common stock after the date of such mailing and no later than the last business day prior to the election deadline (defined below). The form of election and letter of transmittal contains instructions for exchanging your shares for cash and/or Tribune common stock. Please carefully review, complete and return the GREEN form in the GREEN envelope according to the instructions contained in the form. In order to be effective, a form of election and letter of transmittal must be received by the paying agent by 5:00 p.m., New York City time, on the seventh business day after the effective time of the merger (such day, the "election deadline"). All elections may be revoked in writing until the election deadline by the record holders submitting forms of election.

Upon surrender of a certificate representing shares of Times Mirror common stock to the paying agent for cancellation, together with a duly executed letter of transmittal and such other documents as the paying agent may require, the holder of such certificate will be entitled to receive in exchange therefor, as soon as practicable after the effective time of the merger:

  . a certificate representing that number of shares of Tribune common stock into which the shares of Times Mirror common stock previously represented by such Times Mirror certificate have been converted;

  .  the cash to which such holder is entitled; and

  . the cash in lieu of fractional shares of Tribune common stock which such holder has the right to receive.

In the event cash and/or shares of Tribune common stock are to be delivered to any person who is not the person in whose name the Times Mirror certificate surrendered in exchange therefor is registered in the transfer records of Times Mirror, the cash and/or shares of Tribune common stock may be delivered to such person if the Times Mirror certificate is presented to the paying agent, accompanied by all documents required to evidence and effect such transfer and by evidence satisfactory to the paying agent that any applicable stock transfer taxes have been paid. Until so surrendered, each Times Mirror certificate will be deemed at any time after the effective time of the merger to represent only the right to receive (upon such surrender) cash and/or shares of Tribune common stock pursuant to the merger. No interest will be paid or will accrue on any cash payable to holders of Times Mirror certificates.

   Holders of certificates previously representing Times Mirror common stock will not be paid dividends or distributions on the Tribune common stock into which their shares have been converted with a record date after the merger, and will not be paid cash for any fractional shares of Tribune common stock, until their certificates are surrendered to the paying agent for exchange. When their certificates are surrendered, any unpaid dividends and any cash instead of fractional shares will be paid without interest.

   In lieu of any fractional shares of Tribune common stock, each holder of shares of Times Mirror common stock who would otherwise have been entitled to a fraction of a share of Tribune common stock will be paid an amount in cash, without interest, equal to such holder's proportionate interest in the net proceeds from the sale or sales in the open market by the paying agent, on behalf of all such holders, of the aggregate fractional shares of Tribune common stock issued. Tribune will pay all commissions, transfer taxes and other out-of-pocket transaction costs, including the expenses and compensation of the paying agent, incurred in connection with such sale.

   The cash election will be available only to the extent that Tribune has purchased fewer than 28 million shares of Times Mirror common stock prior to the merger. If too many Times Mirror stockholders elect cash, Tribune will provide the available cash to electing stockholders on a pro rata basis so that each share of Times Mirror common stock electing cash will be converted into the right to receive:

  . an amount in cash (without interest), equal to the product of (a) $95 and (b) a fraction (the "cash fraction"), the numerator of which will be 28 million minus the number of shares of Times Mirror common stock that Tribune has purchased in the tender offer and in the market prior to the merger and the denominator of which will be the total number of shares of Times Mirror common stock electing cash; and

  .  a number of shares of Tribune common stock equal to the product of (a)
     2.5 and (b) a fraction equal to one minus the cash fraction.

In the event that a holder of shares of Times Mirror common stock fails to make an election with respect to the consideration to be received in the merger, such holder will be treated as having elected the cash consideration with respect to such shares.

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

   The following unaudited pro forma condensed consolidated financial statements present the pro forma financial position at December 26, 1999 and the pro forma results of operations for the year then ended for Tribune. These pro forma financial statements give effect to the acquisition of Times Mirror using the purchase method of accounting as if such acquisition had occurred at the beginning of fiscal year 1999 for purposes of the pro forma condensed consolidated statement of income and as if such acquisition had occurred at the end of fiscal year 1999 for purposes of the pro forma condensed consolidated balance sheet. Certain Times Mirror accounts have been reclassified to conform with Tribune's presentation. In addition, the pro forma condensed consolidated statement of income gives effect to Times Mirror's contribution of assets to TMCT II, LLC, which occurred on September 3, 1999, as if the transaction occurred at the beginning of the year.

   The pro forma adjustments are based upon currently available information. The assumptions underlying the calculation of the pro forma adjustments are considered appropriate under the circumstances. These unaudited pro forma condensed consolidated financial statements should be read in conjunction with Tribune's Consolidated Financial Statements and the Notes thereto for the year ended December 26, 1999 along with Management's Discussion and Analysis of Operations, which are set forth in Exhibit 13 of Tribune's Annual Report on Form 10-K for the fiscal year ended December 26, 1999 and are incorporated herein by reference.

   The pro forma condensed consolidated financial statements are provided for informational purposes only in response to requirements of the Securities and Exchange Commission and do not purport to represent what Tribune's financial position or results of operations would actually have been if the transaction had in fact occurred at such dates or to project Tribune's financial position or results of operations for any future date or period.

Pro Forma Condensed Consolidated Balance Sheet (Unaudited)
(In thousands)

                              Tribune    Times Mirror Acquisition
                            December 26, December 31,  Pro Forma     Adjusted
                                1999         1999     Adjustments    Pro Forma
                            ------------ ------------ -----------   -----------
Assets
Cash and cash
 equivalents..............   $  631,018   $  144,319  $ (675,337)A  $   100,000
Short-term investments....      435,770          --     (297,082)A      138,688
Accounts receivable, net..      594,949      363,361         --         958,310
Inventories...............      112,689       35,082      15,600 C      163,371
Broadcast rights..........      253,129          --          --         253,129
Net assets of discontinued
 operations...............          --       173,090         --         173,090
Other current assets......       56,996      170,796         --         227,792
                             ----------   ----------  ----------    -----------
    Total current assets..    2,084,551      886,648    (956,819)     2,014,380
                             ----------   ----------  ----------    -----------
Net properties............      712,536      966,095         --       1,678,631
Broadcast rights..........      192,070          --          --         192,070
Goodwill and intangible
 assets, net..............    3,150,648      794,741   6,355,659 D   10,301,048
America Online stock
 related to PHONES debt...    1,304,000          --          --       1,304,000
Other investments.........    1,175,634      575,704         --       1,751,338
Prepaid pension costs.....       48,108      445,175     190,889 E      684,172
Other assets..............      130,144      229,008      12,959 F      372,111
                             ----------   ----------  ----------    -----------
    Total assets..........   $8,797,691   $3,897,371  $5,602,688    $18,297,750
                             ----------   ----------  ----------    -----------
Liabilities and
 Stockholders' Equity
Short-term debt...........   $   30,689   $  254,834  $      --     $   285,523
Accounts payable..........      176,552      179,461         --         356,013
Employee compensation and
 benefits.................      122,333      110,311         --         232,644
Contracts payable for
 broadcast rights.........      276,307          --          --         276,307
Accrued liabilities.......      254,715      321,524      24,161 G      600,400
                             ----------   ----------  ----------    -----------
    Total current
     liabilities..........      860,596      866,130      24,161      1,750,887
                             ----------   ----------  ----------    -----------
PHONES debt related to
 America Online stock.....    1,328,480          --          --       1,328,480
Other long-term debt......    1,365,712    1,562,240   2,193,700 A    5,121,652
Deferred income taxes.....    1,251,377      482,062     508,650 H    2,242,089
Contracts payable for
 broadcast rights.........      269,698          --          --         269,698
Compensation and other
 obligations..............      251,930      587,210    (93,197) I      774,654
                                                          28,711 G
                             ----------   ----------  ----------    -----------
    Total non-current
     liabilities..........    4,467,197    2,631,512   2,637,864      9,736,573
                             ----------   ----------  ----------    -----------
Preferred stock, net of
 treasury stock...........      281,093      106,820         --         387,913
Common stock, net of
 treasury stock, and
 additional paid-in
 capital..................   (1,355,683)  (1,518,763)  1,518,763 J    1,877,889
                                                       3,233,572 B
Retained earnings.........    4,195,318    1,784,793  (1,784,793)J    4,195,318
Other.....................      349,170       26,879     (26,879)J      349,170
                             ----------   ----------  ----------    -----------
    Total stockholders'
     equity...............    3,469,898      399,729   2,940,663      6,810,290
                             ----------   ----------  ----------    -----------
    Total liabilities and
     stockholders'
     equity...............   $8,797,691   $3,897,371  $5,602,688    $18,297,750
                             ----------   ----------  ----------    -----------

Pro Forma Condensed Consolidated Statement of Income (Unaudited)
For the Year Ended December 26, 1999
(In thousands, except per share data)

                                                      LLC
                                                  Transaction  Acquisition
                                        Times      Pro Forma    Pro Forma    Adjusted
                           Tribune      Mirror    Adjustments  Adjustments  Pro Forma
                          ----------  ----------  -----------  -----------  ----------
Operating revenues......  $3,221,890  $3,029,249   $    --      $     --    $6,251,139
Operating expenses
  Cost of sales.........   1,454,058   1,546,492        --            --     3,000,550
  Selling, general and
   administrative.......     775,233     867,296        --            --     1,642,529
  Depreciation and
   amortization of
   intangible assets....     222,159     144,955        --        164,338 C    531,452
                          ----------  ----------   --------     ---------   ----------
    Total operating
     expenses...........   2,451,450   2,558,743        --        164,338    5,174,531
                          ----------  ----------   --------     ---------   ----------
Operating profit........     770,440     470,506        --       (164,338)   1,076,608
Net interest expense....     (65,595)    (56,914)   (51,523)A    (218,011)D   (392,043)
Other, net..............     (21,545)    (24,117)    11,447 B     (17,774)E    (51,989)
Non-operating items,
 net....................   1,756,779      49,816        --        (13,900)F  1,792,695
                          ----------  ----------   --------     ---------   ----------
Income from continuing
 operations
 before income taxes....   2,440,079     439,291    (40,076)     (414,023)   2,425,271
Income taxes............    (957,029)   (180,229)    16,331 G     109,125 G (1,011,802)
                          ----------  ----------   --------     ---------   ----------
Income from continuing
 operations.............  $1,483,050  $  259,062   $(23,745)    $(304,898)  $1,413,469
Preferred dividends, net
 of tax.................     (18,639)    (18,066)       --          9,966 H    (26,739)
Income from continuing
 operations attributable
 to common
 stockholders...........  $1,464,411  $  240,996   $(23,745)    $(294,932)  $1,386,730
Weighted average shares
 outstanding............     237,367                               84,815      322,182
Earnings per share from
 continuing operations
  Basic.................  $     6.17                                        $     4.30
  Diluted (1)...........  $     5.62                                        $     3.92
Book value per common
 share..................  $    14.59                                        $    21.14
Cash dividends per
 share..................  $     0.36                                        $     0.36

--------
(1) Excluding the impact of non-operating items, net, historical diluted earnings per share from continuing operations for Tribune were $1.54 and adjusted pro forma diluted earnings per share from continuing operations were $0.87.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Times Mirror Transaction

   On March 13, 2000, Tribune and Times Mirror announced the signing of the merger agreement, pursuant to which Tribune made a tender offer for up to a total of 28 million shares of Times Mirror common stock (approximately 48% of the shares of Times Mirror common stock deemed outstanding for financial reporting purposes) at a price of $95 per share. Tribune completed the tender offer at midnight on April 17, 2000 and purchased 23,148,044 shares of Times Mirror common stock. Under the merger agreement, Times Mirror will merge into Tribune, subject to satisfaction of certain conditions including approval of the stockholders of Tribune and Times Mirror. In the merger, each remaining share of Times Mirror common stock will be converted into the right to receive
2.5 shares of Tribune common stock or, to the extent available, $95 in cash. The cash election will be available only to the extent that Tribune has purchased fewer than 28 million shares of Times Mirror common stock prior to the merger. As of the date of this proxy statement/prospectus, Tribune has purchased 23,305,244 shares of Times Mirror common stock in a tender offer that closed on April 17, 2000 and in the open market. The pro forma condensed consolidated financial statements assume (a) 28 million shares of Times Mirror common stock are purchased for cash and (b) a Tribune common stock price of $38.125 per share, which represents a recent average of Tribune's common stock price. If fewer than 28 million shares of Times Mirror common stock are purchased for cash or the market price of Tribune common stock varies from the $38.125 per share assumed value, the market price used to value the shares issued by Tribune, the number of shares of Tribune common stock issued and the goodwill from the transaction will change. The market price of the shares of Tribune common stock issued by Tribune will be based on an average of Tribune's share price prior to the effective time of the merger. If the share price of Tribune common stock increases or decreases by $1 per share, goodwill and amortization expense will increase or decrease by approximately $85 million and $2 million, respectively.

   For financial accounting purposes, the acquisition of Times Mirror will be accounted for using the purchase method of accounting. Accordingly, Times Mirror's assets and liabilities have been adjusted, on a preliminary basis, to reflect their fair values in the unaudited pro forma condensed consolidated balance sheet as of December 26, 1999. The estimated effects resulting from these adjustments have been reflected in the unaudited pro forma condensed consolidated statement of income. The allocation of the estimated purchase price and the estimated transaction fees and expenses included in the unaudited pro forma condensed consolidated financial statements are preliminary. Final amounts may differ from those set forth herein and such differences may be material.

   The unaudited pro forma condensed consolidated financial statements do not reflect any potential cost savings, revenue enhancements or other synergies that could result from the acquisition of Times Mirror or any disposition of assets that may occur after the acquisition.

TMCT II, LLC Transaction

   On September 3, 1999, Times Mirror completed a recapitalization involving agreements with the Chandler Trusts. The recapitalization resulted in the formation of a new limited liability company, TMCT II, LLC.

   Pursuant to the TMCT II, LLC contribution agreement, Times Mirror, certain of its subsidiaries and the Chandler Trusts made the following capital contributions to TMCT II, LLC:

  . Times Mirror and certain of its subsidiaries contributed preferred units issued by the operating partnerships of eight unrelated real estate investment trusts with an aggregate purchase price of $600 million and $635 million in cash or cash equivalents; and

  . The Chandler Trusts contributed Times Mirror common stock and preferred stock.

Times Mirror's purchase of the real estate investment trusts was partially funded with the proceeds of a $550 million short-term bank line of credit. Times Mirror refinanced the line of credit with $600 million of long-term debt in October 1999.

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   Times Mirror, certain of its subsidiaries and the Chandler Trusts share in the cash flow of the various assets held by TMCT II, LLC. The cash flow from the real estate investment trusts and the TMCT II, LLC portfolio is largely allocated to the Chandler Trusts with the remaining portion of the cash flow from the real estate investment trusts and the TMCT II, LLC portfolio primarily allocated to the Times Mirror subsidiaries. The cash flow from the shares of Times Mirror common stock and preferred stock contributed by the Chandler Trusts is largely allocated to Times Mirror with the remaining portion of the cash flow from such shares primarily allocated to the Chandler Trusts. Due to the allocations of the economic benefits in TMCT II, LLC, for financial reporting purposes, 80% of the shares of Times Mirror common stock and preferred stock contributed by the Chandler Trusts are included in treasury stock, 80% of the preferred stock dividends are excluded from preferred stock dividends and 80% of the dividends on the common stock are effectively eliminated.

   The pro forma adjustments from these transactions are described below.

Notes to Condensed Consolidated Balance Sheet

  A. To record the estimated cash and short-term investments used and additional debt issued to purchase 28 million shares of Times Mirror common stock at a price of $95 per share, make payments with respect to any options to purchase Times Mirror common stock in connection with the merger and pay transaction costs.

  B. To reflect the issuance of 84.8 million shares of Tribune common stock at a value of $38.125 per share.

  C. To adjust inventories to fair value.

  D. To eliminate Times Mirror's net goodwill and intangible assets balance, to record estimated identifiable intangible assets of $1 billion, and to record the excess purchase price over the fair value of the net assets acquired.

  E. To record the fair value of Times Mirror's pension assets and obligations.

  F. To record interest rate swaps at fair value.

  G. To record the unfavorable newsprint price hedging contracts at fair value.

  H. To record the tax effects of pro forma adjustments related to the increase in fair value of net assets acquired.

  I. To record Times Mirror's unfunded post-retirement liabilities at fair value.

  J. To eliminate Times Mirror's equity accounts.

Notes to Condensed Consolidated Statement of Income

  A. To record interest expense on debt incurred to fund the TMCT II, LLC transaction, which has been calculated assuming an interest rate of 7.0% from the beginning of 1999 through September 3, 1999, and to record reduced interest income from the beginning of 1999 through September 3, 1999 related to the cash and cash equivalents contributed to TMCT II, LLC and cash paid for transaction expenses, which has been calculated assuming an interest rate of 5.1%.

  B. To record Times Mirror's proportionate equity share in TMCT II, LLC's income from the beginning of 1999 through September 3, 1999 consisting of a 20% share of the real estate investment trusts and

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

     the TMCT II, LLC portfolio, which is assumed to earn a 6.95% return per year for purposes of the pro forma income statement.

  C. To record incremental amortization of intangibles from a preliminary allocation of purchase price. Identifiable intangible assets have been amortized over periods ranging from 5 to 25 years. Goodwill has been amortized over 40 years.

  D. To record interest expense on debt incurred to fund the acquisition, which has been calculated assuming an interest rate of 7.5%, and to record reduced interest income related to the cash and short-term investments used to fund the acquisition, which has been calculated assuming an interest rate of 5.5%.

  E. To reflect additional equity losses on certain Tribune investments for which conversion from the cost-to-equity method is required due to increased ownership interests acquired in the transaction.

  F. To record the change in the fair value of Times Mirror's investment in America Online, net of the change in the derivative component of the Premium Equity Participating Securities. This adjustment is made as a result of the requirement to conform Times Mirror's accounting policy for derivatives to FAS 133, Accounting for Derivative Instruments and Hedging Activities, the standard currently applied by Tribune.

  G. To record the tax effect of the pro forma adjustments.

  H. To adjust historical preferred dividend requirements resulting from the replacement of preferred stock issued by Times Mirror in January 2000 with Tribune preferred stock.

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

                   INTERESTS OF CERTAIN PERSONS IN THE MERGER

   At a special meeting on March 2, 2000, the Executive Compensation Subcommittee of the Compensation Committee of the Times Mirror board of directors adopted, among other things, certain benefits, payments and arrangements for Times Mirror's executive officers and directors upon a change of control of Times Mirror. On March 11, 2000, at a special meeting, the board of directors of Times Mirror reviewed, ratified and approved, among other things, the Executive Compensation Subcommittee's actions with respect to the matters set forth below.

   When considering the recommendation of the Times Mirror board of directors, you should be aware that the Times Mirror directors and officers may have interests in the merger that are different from or are in addition to yours.

Mark H. Willes, Former Chairman of the Board, President and Chief Executive Officer of Times Mirror

   Prior to the approval of the terms set forth under this caption, the Times Mirror board of directors reviewed reports from Times Mirror's compensation consultants, which indicated that the level of benefits approved by the Executive Compensation Subcommittee brings Mr. Willes' retirement benefits into line with competitive practices for treatment of chief executive officers of comparable companies.

   Mr. Willes will remain with Times Mirror until the effective time of the merger, at which time his employment will terminate. Until such time, his annual base salary will remain at its current level of $1,000,000 and Mr. Willes will continue to participate in the executive bonus incentive plan at his current target level of $1,000,000. His bonus incentive award for the year 2000 will be paid at the maximum level of $2,225,000, without any proration regardless of when the merger occurs. In the event that the effective time of the merger is in the year 2001, he will receive a bonus payment for the year 2001 equal to $2,225,000, prorated to the effective time of the merger. Bonus payments will be paid or deferred in accordance with Mr. Willes' deferral election under the Times Mirror Deferred Compensation Plan for Executives.

   Mr. Willes will receive additional payments equal to one-quarter of the year 2000 bonus award and the year 2001 bonus award, if any (which represents the value of an award under the matching bonus restricted stock program of Times Mirror), without the requirement to place on deposit any personally owned shares of Times Mirror stock. Mr. Willes will receive severance pay equal to three times his current annual base salary plus three times his highest bonus payment in the last three years in the amount of $9,243,750. This amount will be paid in the event that Mr. Willes continues his employment with Times Mirror through the term of the contract, in the event of his death or disability before the end of the contract or in the event that Times Mirror terminates his employment before the end of the contract. In the event that any portion of any change of control, severance or any other payment to Mr. Willes is considered an excess parachute payment subject to excise tax, Mr. Willes will receive an additional payment that constitutes a full gross up for such excise tax.

   The severance payments will be paid to Mr. Willes in approximately equal payments over the three-year period after the effective time of the merger. Mr. Willes will not receive any additional stock option grants. During his employment with Times Mirror, options will continue to vest in accordance with terms of the grants. At the effective time of the merger, all stock options will become fully vested, and Mr. Willes will receive the value of his outstanding stock options in accordance with his elections under the terms of the merger agreement. While an employee of Times Mirror during the term of his contract, restricted stock will continue to vest in accordance with the terms of the grant until the effective time of the merger, at which time the restricted stock award will be freed of restrictions in accordance with the actions of the Times Mirror board of directors with regard to the 1987 Restricted Stock Plan. Mr. Willes will also continue to be eligible to participate in the matching bonus restricted stock program. During the term of his employment, matching bonus restricted stock will continue to vest in accordance with the terms of each grant, provided that personal shares remain on deposit with Times Mirror. At the effective time of the merger, all shares of restricted stock will be freed of

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

restrictions. Mr. Willes will also continue to participate in the Times Mirror Pension Plan and 401(k) Plan, as well as the Supplemental Executive Retirement Plan, including credit for severance payments under the terms of those plans.

   In the event Mr. Willes continues his employment through the effective time of the merger, in the event of Mr. Willes' death or disability before the effective time of the merger, or in the event that his employment is terminated by Times Mirror before the effective time of the merger, Mr. Willes will receive the special retirement benefit provided for in a retirement agreement with Times Mirror. Regardless of his date of termination of employment under the terms of this employment agreement, the enhanced benefit of $970,000 per year would commence on April 1, 2002 and would be payable as a 50% joint and survivor annuity with his wife as the joint annuitant. This benefit equals the total pension benefit from Times Mirror, including benefits earned under the Times Mirror Pension Plan and the Supplemental Executive Retirement Plan. In the event that Mr. Willes voluntarily terminates his employment prior to the effective time of the merger, he will receive a retirement benefit determined under the terms of the Supplemental Executive Retirement Plan, based on his highest five-year average salary plus his highest five year average bonus, and benefit service earned with Times Mirror plus 15 years of service, which benefit will be reduced by Times Mirror early retirement factors and $204,332 per year and will be payable as a subsidized 50% joint and survivor annuity. This payment may commence as of any date that Mr. Willes selects. In accordance with Times Mirror's practices, if Mr. Willes continues his employment through the effective time of the merger or if his employment is terminated by Times Mirror before the effective time of the merger, Mr. Willes will be provided with company-paid financial counseling, furnished and functional office space and secretarial support for seven years after the termination of his employment.

Other Times Mirror Executives

   The following benefits, payments and arrangements were approved for other Times Mirror executive officers upon a change in control of Times Mirror.

   Base Salaries. Base salaries will continue at current levels until the effective time of the merger, subject to review and adjustment under Times Mirror's regular salary review procedures.

   Bonus Incentive Awards. If the merger occurs at any time during the year 2000, for each executive officer who is an active employee of Times Mirror as of the effective time of the merger and of Tribune as of December 31, 2000, the Executive Incentive Plan bonus incentive award for the year 2000 will be paid at the maximum level of 225% of the full-year bonus incentive target; provided that if an executive's employment is terminated by Tribune without cause prior to December 31, 2000, such executive will be entitled to the full-year bonus incentive award. If the merger occurs during the year 2001, the bonus award for 2000 will be paid at the maximum level without any proration to any executive who is an employee as of December 31, 2000. The awards will be paid or deferred in accordance with the executive's deferral election under the Times Mirror Deferred Compensation Plan regarding the year 2000 bonus. Bonus awards will be paid at the earlier of the executive's termination of employment by Tribune without cause or December 31, 2000. Provided an executive officer is an active employee of Times Mirror as of the effective time of the merger, if the merger occurs in the year 2001, the Executive Incentive Plan bonus incentive award for the year 2001 will be a prorated amount of the year 2000 bonus award earned, and will be paid or deferred as of the effective time of the merger.

   Special Severance Payments. In the event that an executive officer is terminated as of the effective time of the merger or within the severance protection period (as described under the caption "Severance Protection Period"), and is eligible for severance, the following severance amounts will be paid: 3 times the sum of current salary plus highest bonus within the last three years for Horst A. Bergmann, Kathryn M. Downing, Raymond A. Jansen, Jr. and Efrem Zimbalist III; 2.5 times the sum of current salary plus highest bonus within

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


the last three years for Roger H. Molvar and James R. Simpson; and 2 times the sum of current salary plus highest bonus within the last three years for Edward
L. Blood, Rajender K. Chandhok, Debra A. Gastler and William A. Niese.

   Eligibility for Severance. For Kathryn M. Downing, special severance payments will be paid if, during the severance protection period described below, her employment is terminated by Tribune for any reason, or if she chooses to leave the employment of Tribune voluntarily. For other executive officers, special severance payments will be paid if, during the severance protection period described below, the executive is involuntarily terminated by Tribune without cause or voluntarily terminates employment for good reason.

   Severance Protection Period. For executive officers, the special severance protection period will be the 24-month period after the effective time of the merger.

   Excess Parachute Payments. In the event that any portion of any change of control, severance or any other payment to an executive officer of Times Mirror, including the payments to Mr. Willes described above, is considered an excess parachute payment subject to excise tax, the executive officer will receive an additional payment that constitutes a full gross up for such excise tax.

   Executive Perquisites. Executive officers who are currently eligible for company-paid or reimbursed perquisites (including, without limitation, financial counseling, executive physicals, club memberships) will have these benefits extended during the severance protection period and the period of the severance, if any.

   Outplacement. Executive officers will receive outplacement services for a period of one year after termination of employment, up to a maximum of $15,000, or may elect to receive the specified amount as a cash payment in lieu of outplacement services.

   Deferred Compensation Plan for Executives and Directors. The deferred compensation plan currently provides that in the event of a change of control, participants may elect to receive an immediate lump sum payment with a 10% penalty for the unscheduled withdrawal.

   Excess Pension Plan. Provided an executive officer is an employee at the effective time of the merger, benefits earned under the Excess Pension Plan will be fully vested at the effective time of the merger.

   Qualified Retirement Plans. Times Mirror's qualified retirement plans will be amended to provide that benefits earned by participants who are employees at the effective time of the merger will be fully vested at the effective time of the merger.

   COBRA Reimbursement Payment. Executive officers whose employment is terminated within the severance protection period will receive a payment equal to the number of months of severance they are eligible to receive (up to a maximum of 18 months) times the COBRA premium for the managed care program at the time of their termination of employment.

   Supplemental Executive Retirement Plan. The Supplemental Executive Retirement Plan provides that, upon the change of control, Supplemental Executive Retirement Plan benefits accrued to the effective time of the merger will become fully vested. All Supplemental Executive Retirement Plan participants who receive a year 2000 bonus incentive award will have such payment included in the computation of their final average compensation under the Supplemental Executive Retirement Plan. Further, all Supplemental Executive Retirement Plan participants will receive credit under the Supplemental Executive Retirement Plan for any special severance payments which may be paid as a result of the merger.

   Retiree Medical Benefits. Executive officers who have met the age and service requirements for retiree medical benefits as of the date of the change of control and who are terminated on account of the change of control will be eligible for Times Mirror's pre- and post-age 65 retiree medical coverage or an equivalent or better health care plan provided by Tribune.

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

Indemnification and Insurance

   The merger agreement provides that after the effective time of the merger, Tribune will, to the fullest extent permitted under applicable law, indemnify and hold harmless, each present and former director and officer of Times Mirror and each subsidiary of Times Mirror and each such individual who served at the request of Times Mirror or any subsidiary of Times Mirror as a director, officer, trustee, partner, fiduciary, employee or agent of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise against all costs and expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages, liabilities and settlement amounts paid in connection with any claim, action, suit, proceeding or investigation (whether arising before or after the effective time of the merger), whether civil, administrative or investigative, arising out of or pertaining to any action or omission in their capacity as an officer or director of Times Mirror or any subsidiary of Times Mirror, as applicable, in each case occurring prior to the effective time of the merger (including the transactions contemplated by the merger agreement).

   The merger agreement further provides that for six years from the effective time of the merger, Tribune will use all reasonable efforts to provide to Times Mirror's current directors and officers liability insurance protection of the same kind and scope as that provided by Times Mirror's directors' and officers' liability insurance policies in effect on the date of the merger agreement. In no event will Tribune be required to expend more than 200% of the amount expended by Times Mirror as of the date of the merger agreement to maintain or procure such insurance coverage. If Tribune is unable to maintain or obtain such insurance, Tribune will use all reasonable efforts to obtain as much comparable insurance as available at such expense.

Interests of the Chandler Trusts

   For information concerning the interests of the Chandler Trusts in the merger, see "The Merger Agreement--Tribune Board Representation and Los Angeles Times Subsidiary Matters" and "Representation of the Chandler Trusts on the Tribune Board of Directors."

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                              THE MERGER AGREEMENT

   We believe this summary describes the material terms of the merger agreement. However, we recommend that you read carefully the complete agreement for the precise legal terms of the merger agreement and other information that may be important to you. The merger agreement, attached as Annex A to this proxy statement/prospectus, is incorporated herein by reference.

The Tender Offer

   The merger agreement contemplated the commencement of a tender offer by Tribune for up to 28 million shares of Times Mirror common stock and prescribed the conditions to the completion of the tender offer. Pursuant to the tender offer, Tribune purchased 23,148,044 shares of Times Mirror common stock, or approximately 40% of the outstanding shares of Times Mirror common stock, at the price of $95 net, in cash, per share of Times Mirror common stock. The tender offer was completed as of midnight on April 17, 2000.

The Merger

   The merger agreement provides that Times Mirror will be merged with and into Tribune on the earliest practicable date (but no later than the fifth business day) following the satisfaction or waiver of the conditions to the merger contained in the merger agreement. As a result of the merger, the separate corporate existence of Times Mirror will cease and Tribune will continue as the surviving corporation.

   The merger agreement provides that Jeffrey Chandler, Roger Goodan, William Stinehart, Jr. and Thomas Unterman will become additional directors of Tribune as of the effective time of the merger. Messrs. Goodan and Stinehart are currently directors of Times Mirror. Mr. Chandler is a beneficiary and a trustee of the Chandler Trusts. Mr. Goodan is a beneficiary of the Chandler Trusts. Mr. Stinehart is a trustee of the Chandler Trusts. Mr. Unterman was Chief Financial Officer of Times Mirror until December 27, 1999 and is Manager of Rustic Canyon Partners, LLC, the general partner of TMCT Ventures, which is a venture capital fund in which the Chandler Trusts have an 80% interest. Under the terms of the merger agreement, the officers of Tribune immediately before the effective time of the merger will be the officers of the surviving corporation until their resignation or removal. The merger agreement provides that, at the effective time of the merger, the restated certificate of incorporation of Tribune immediately before the effective time of the merger, amended as contemplated by the merger agreement, will be the restated certificate of incorporation of the surviving corporation. The merger agreement also provides that the bylaws of Tribune immediately before the effective time of the merger, amended as contemplated by the merger agreement, will be the bylaws of the surviving corporation.

Conversion of Shares of Times Mirror Common Stock

   Subject to the remainder of this paragraph and subject to certain tax considerations described below, at the effective time of the merger:

  . shares of Times Mirror common stock owned by Tribune, any wholly-owned subsidiary of Tribune, or by Times Mirror, will be cancelled and will cease to exist; and

  . holders of shares of Times Mirror common stock (other than holders of shares of Times Mirror series C common stock who perfect their appraisal rights under Delaware law) will have the right to elect to have each of their shares of Times Mirror common stock exchanged for:

    - 2.5 shares of Tribune common stock (together with the associated preferred share purchase rights);

    -  $95 in cash, without interest; or

    - a combination of cash and shares of Tribune common stock (together with the associated preferred share purchase rights).

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The cash election will be available only to the extent that Tribune has purchased fewer than 28 million shares of Times Mirror common stock prior to the merger. If too many Times Mirror stockholders elect cash, Tribune will provide the available cash to electing stockholders on a pro rata basis so that each share of Times Mirror common stock electing cash will be converted into the right to receive:

  . an amount in cash (without interest), equal to the product of (a) $95 and (b) a fraction (the "cash fraction"), the numerator of which will be 28 million minus the number of shares of Times Mirror common stock that Tribune has purchased in the tender offer and in the market prior to the merger and the denominator of which will be the total number of shares of Times Mirror common stock electing cash; and

  .  a number of shares of Tribune common stock equal to the product of (a)
     2.5 and (b) a fraction equal to one minus the cash fraction.

In the event that a holder of shares of Times Mirror common stock fails to make an election with respect to the consideration to be received in the merger, such holder will be treated as having elected the cash consideration with respect to such shares.

   Tribune or the designated paying agent will be entitled to deduct and withhold from the consideration otherwise payable pursuant to the merger agreement amounts that Tribune or the paying agent is required to deduct and withhold under the Internal Revenue Code of 1986, as amended, the rules and regulations promulgated thereunder or any provision of state, local or foreign tax law.

   Times Mirror has agreed to cause each subsidiary of or other affiliate controlled by Times Mirror to elect to receive shares of Tribune in the merger.

   Notwithstanding the above, the number of shares of Times Mirror common stock to be converted into the right to receive shares of Tribune common stock in the merger will be at least as many shares as would cause the ratio of:

  . the average price per share of Tribune common stock on the New York Stock Exchange on the closing date of the merger times the aggregate number of shares of Tribune common stock to be paid as merger consideration with respect to shares of Times Mirror common stock that are deemed outstanding for federal income tax purposes, to

  .  the sum of:

    -  the amount set forth in the first bullet point, plus

    -  the aggregate cash consideration to be paid in the merger, plus

    -  the number of dissenting shares of Times Mirror common stock times
       $95, plus

    - the aggregate amount of cash paid for shares of Times Mirror common stock purchased in the tender offer, plus

    - the aggregate amount of cash paid by Tribune or any of its wholly-owned subsidiaries to acquire shares of Times Mirror common stock following completion or expiration of the tender offer and prior to the effective time of the merger, plus

    - any other amounts paid by Tribune or Times Mirror (or any Person related to Tribune or Times Mirror within the meaning of Treasury Regulation Sections 1.368-1(e) and 1.368-1T(e)) to, or on behalf of, any stockholder of Times Mirror in connection with the sale, redemption or other disposition of any Times Mirror stock in connection with the merger for purposes of Treasury Regulation Sections 1.368-1(e) and 1.368-1T(e), plus

    - any extraordinary dividend distributed by Times Mirror prior to and in connection with the merger for purposes of Treasury Regulation
       Section 1.368-1T(e)

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to be 45%. If the provisions described in this paragraph result in an increase in the number of shares of Times Mirror common stock required to be converted into the right to receive shares of Tribune common stock in the merger, the number of shares of Times Mirror common stock entitled to be converted into $95 in cash will be reduced accordingly.

Conversion of Shares of Times Mirror Preferred Stock

   At the effective time of the merger, each share of each series of preferred stock, par value $1 per share, of Times Mirror issued and outstanding immediately prior to the effective time of the merger (and not owned by Times Mirror or Tribune) will be converted, automatically and without the requirement of any exchange of any certificate, into one share of preferred stock of Tribune. Each share of preferred stock of Tribune will have terms that are substantively identical to the terms of the corresponding Times Mirror preferred stock.

Stock Options and Other Awards

   Each of the stock options, if any, to purchase shares of Times Mirror common stock issued by Times Mirror which are outstanding as of the effective time of the merger will, whether or not then exercisable and vested, become fully exercisable and vested immediately prior to the effective time of the merger. Each holder of an option to purchase shares of Times Mirror common stock may elect either:

  . to cause such option to become and represent an option to purchase shares of Tribune common stock (a "stock electing option"); or

  . to cause such option to be cancelled in exchange for a single lump sum cash payment (less any applicable income or employment or other tax withholding), without interest, equal to the product of (a) the number of shares of Times Mirror common stock subject to such option immediately prior to the effective time of the merger and (b) the excess, if any, of $95 over the exercise price per share of such option (a "cash electing option").

To the extent any holder of an option to purchase Times Mirror common stock does not make an election with respect to such option prior to the election deadline, such option will be deemed to be a cash electing option.

   Each stock electing option will, by virtue of the merger, be converted into an option to purchase that number of shares of Tribune common stock equal to the number of shares of Times Mirror common stock which could have been obtained upon the exercise of the option immediately prior to the effective time of the merger, multiplied by 2.5. The exercise price will be adjusted to equal the exercise price for such option immediately before the effective time of the merger divided by 2.5, rounded down to the nearest whole cent. If the foregoing calculation results in an option being exercisable for a fraction of a share of Tribune common stock, then the number of shares of Tribune common stock subject to such option will be rounded up to the nearest whole number of shares. Tribune will assume the obligations of Times Mirror under the Times Mirror option plans and the other terms of such options will continue to apply in accordance with the terms of the plans under which they were issued.

   Each cash electing option will, by virtue of the merger, be cancelled in exchange for a single lump sum cash payment (less any applicable income or employment or other tax withholding), without interest, equal to the amount described in the second bullet point above.

   All restricted shares of Times Mirror common stock granted pursuant to any equity plan or arrangements of Times Mirror, and all individual awards of restricted shares of Times Mirror common stock not granted pursuant to any such plan or arrangement, will become fully vested immediately prior to the effective time of the merger and such shares of Times Mirror common stock will be freed of restrictions and issued to the relevant participant.

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Debt Securities

   Times Mirror's publicly-traded debt securities outstanding immediately prior to the effective time of the merger will be assumed by Tribune and remain outstanding as an obligation of Tribune in accordance with their terms. After the effective time of the merger, the holder of each such security that, prior to the effective time of the merger, was, under certain circumstances and at certain times, convertible into shares of Times Mirror common stock, will have the right, under the same circumstances and at the same times, to convert such security into the number of shares of Tribune common stock equal to the number of shares of Times Mirror common stock into which such security could have been converted (had it then been convertible) immediately prior to the merger multiplied by 2.5.

Proxy Statement and Registration Statement

   Tribune and Times Mirror agreed in the merger agreement that they would as promptly as practicable:

  . prepare and file with the Securities and Exchange Commission a proxy statement relating to the meeting of Tribune's stockholders to be held in connection with the merger and the meeting of Times Mirror's stockholders to be held in connection with the merger; and

  . convene meetings of their respective stockholders for the purpose of considering and taking action upon the merger agreement.

In addition, Tribune agreed in the merger agreement that it would as promptly as practicable prepare and file with the Securities and Exchange Commission a registration statement on Form S-4 with respect to the shares of Tribune common stock issuable to the Times Mirror stockholders in the merger. Furthermore, Tribune and Times Mirror agreed:

  . to use all reasonable efforts to cause the registration statement to become effective as promptly as practicable; and

  . to mail the proxy statement/prospectus to their respective stockholders as promptly as practicable after the registration statement becomes effective.

Representations and Warranties

   Times Mirror made customary representations and warranties to Tribune in the merger agreement with respect to, among other matters:

  .  organization;

  .  subsidiaries;

  .  capitalization;

  .  authority;

  .  consents and approvals;

  .  conflicts;

  .  Securities and Exchange Commission reports and financial statements;

  .  absence of certain changes or events;

  .  absence of undisclosed liabilities;

  .  employee benefit plans;

  .  labor matters;

  .  contracts;

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  .  indebtedness;

  .  litigation;

  .  compliance with law;

  .  taxes;

  .  environmental matters;

  .  intellectual property;

  .  the required stockholder vote to approve the merger agreement;

  .  brokers; and

  .  the opinion of its financial advisor.

   Tribune made customary representations and warranties to Times Mirror with respect to, among other matters:

  .  organization;

  .  capitalization;

  .  authority;

  .  consents and approvals;

  .  conflicts;

  .  Securities and Exchange Commission reports and financial statements;

  .  absence of certain changes or events;

  .  absence of undisclosed liabilities;

  .  litigation;

  .  compliance with law;

  .  taxes;

  .  intellectual property;

  .  the required stockholder vote to approve the merger agreement; and

  .  brokers.

Interim Business Operations

   The merger agreement obligates Times Mirror and its subsidiaries, from the date of the merger agreement until the effective time of the merger, to conduct their businesses in all material respects in the ordinary course consistent with past practice and obligates Times Mirror and its subsidiaries to use all reasonable efforts to preserve intact their business organizations, keep available the services of their officers and key employees, and preserve their relationships with customers, suppliers and others with which they have business dealings. The merger agreement also contains specific restrictive covenants as to certain activities of Times Mirror and its subsidiaries prior to the effective time of the merger without the prior written consent of Tribune relating to, among other things:

  .  dividends or other distributions;

  .  changes in stock;

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  .  repurchases or redemptions of securities;

  .  issuances or sales of its securities;

  . amendments to Times Mirror's restated certificate of incorporation or amended and restated bylaws;

  .  liquidation;

  .  merger;

  .  change of control transactions;

  .  material acquisitions or dispositions;

  .  indebtedness;

  .  tax matters;

  .  capital expenditures;

  .  discharge of liabilities;

  .  material contracts;

  .  affiliate contracts;

  .  settlement of litigation and claims;

  .  employee matters;

  .  changes in accounting methods; and

  .  certain other material events or transactions.

   The merger agreement also contains specific restrictive covenants as to certain activities of Tribune and its subsidiaries prior to the effective time of the merger without the prior written consent of Times Mirror relating to, among other things:

  .  dividends or other distributions;

  .  changes in stock;

  .  amendments to Tribune's restated certificate of incorporation or bylaws;

  .  changes in accounting methods;

  .  new lines of business;

  .  certain business combinations or similar transactions; and

  .  certain other material events or transactions.

No Solicitation

   The merger agreement provides that until the effective time of the merger or earlier termination of the merger agreement, neither Times Mirror nor any of its affiliates, officers, directors, employees, investment bankers, attorneys, accountants, agents or other advisors or representatives may:

  . solicit, initiate or encourage the submission of any takeover proposal (as defined below);

  .  enter into any contract with respect to a takeover proposal;

  . participate in any discussions or negotiations regarding a takeover proposal;

  . furnish to any person any information with respect to a takeover proposal; or

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

  . take any other action to facilitate any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any takeover proposal.

   In addition, the merger agreement requires Times Mirror to immediately cease and terminate all existing discussions or negotiations with any persons with respect to, or that could reasonably be expected to lead to, any takeover proposal. A "takeover proposal" means any proposal for a merger, consolidation, share exchange, business combination or other similar transaction involving Times Mirror or any of its subsidiaries, or any proposal or offer to acquire, directly or indirectly, 20% or more of the voting securities or equity interests of, or a substantial portion of the assets of, Times Mirror or any of its subsidiaries, other than the transactions contemplated by the merger agreement.

   Times Mirror is required under the merger agreement to immediately advise Tribune orally and in writing of:

  . any request for information concerning any takeover proposal or of any takeover proposal;

  .  the material terms and conditions of such request or takeover proposal;
     and

  .  the identity of the person making such request or takeover proposal.

Times Mirror has agreed to keep Tribune fully and promptly informed of the status and details of any such request or takeover proposal.

   Times Mirror is permitted, under the merger agreement, to furnish information concerning its business, properties or assets to any person in response to a request for such information made after the date of the merger agreement which was not solicited, initiated or encouraged, directly or indirectly, by Times Mirror, its affiliates, officers, directors, employees, investment bankers, attorneys, accountants, agents or other advisors or representatives and may participate in discussions and negotiations with such person concerning a takeover proposal, in each case, if and only to the extent that:

  . such person has submitted a written takeover proposal to the Times Mirror board of directors which the board of directors has determined in good faith, after consulting with and receiving advice from Times Mirror's outside legal and financial advisors, constitutes or would reasonably be expected to result in a superior proposal (as defined below); and

  . such person has entered into a confidentiality agreement with Times Mirror that is no less favorable to Times Mirror than the confidentiality agreement between Tribune and Times Mirror.

A "superior proposal" means a takeover proposal:

  . that is more favorable to Times Mirror and its stockholders than the tender offer and the merger based on the criteria set forth in the merger agreement; and

  . which is reasonably capable of being completed by the person making such takeover proposal, taking into account the legal, financial, regulatory and other aspects of such takeover proposal.

   In determining whether a takeover proposal constitutes a superior proposal, the Times Mirror board of directors will consider:

  . the impact that the completion of the takeover proposal would have on the editorial independence and quality of Times Mirror's properties and operations;

  . the ability of all of Times Mirror's stockholders to receive stock consideration tax-free in exchange for their shares of Times Mirror common stock; and

  . the factors set forth in Article XI of the Times Mirror restated certificate of incorporation.

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

   Pursuant to the merger agreement, the Times Mirror board of directors may withdraw or modify its approval or recommendation of the tender offer and the merger in connection with a superior proposal if:

  . the board of directors determines in good faith, after receipt of advice from outside counsel to Times Mirror, that failure to do so would be inconsistent with its fiduciary duties to Times Mirror's stockholders under applicable law; and

  . Times Mirror notifies Tribune of any such withdrawal or modification prior to its release to the public.

   Times Mirror has agreed to submit the merger agreement and the merger to its stockholders for approval, regardless of the recommendation or any change in the recommendation of the Times Mirror board of directors. Times Mirror has further agreed that it will not take any action to make the restrictions on business combinations contained in Section 203 of the Delaware General Corporation Law or the business combination provisions currently contained in
Article X of the Times Mirror restated certificate of incorporation inapplicable to any takeover proposal (including any superior proposal) prior to the termination of the merger agreement in accordance with its terms.

   Times Mirror has agreed that until the effective time of the merger or earlier termination of the merger agreement, it will not terminate, amend, modify or waive any provision of any confidentiality or standstill agreement to which it or any of its subsidiaries is a party. During such period, Times Mirror will enforce, to the fullest extent permitted under applicable law, the provisions of any such agreements, including obtaining injunctions to prevent any breaches of such agreements and to enforce specifically the terms and provisions thereof in any court of the United States or any state thereof having jurisdiction.

Tribune Board Representation and Los Angeles Times Subsidiary Matters

   Tribune has agreed that four persons associated with the Chandler Trusts, Messrs. Chandler, Goodan, Stinehart and Unterman, will become directors of Tribune upon the closing of the merger, bringing the number of directors of Tribune to 16. As of the effective time of the merger, Tribune will amend its bylaws to provide for a special nominating committee to be comprised of three of these four persons (initially Messrs. Chandler, Goodan and Stinehart). At each Tribune stockholders' meeting at which directors are to be elected, the special nominating committee will nominate a number of individuals for election to the board of directors of Tribune as is necessary to ensure that, assuming the election of such individuals, there will be three directors on the Tribune board who were among the initial four persons added to the Tribune board or were nominated by the special nominating committee. The special nominating committee will remain in effect until the earlier of:

  .  the termination of the Chandler Trusts; and

  . the sale, distribution or other disposition by the Chandler Trusts of more than 15% of the aggregate number of shares of Tribune common stock issued to the Chandler Trusts in the merger.

   During the time when the special nominating committee is in effect, the special nominating committee will fill any vacancies on the Tribune board of directors due to the resignation, removal, retirement or death of any director who is a member of the special nominating committee (and such replacement will become a member of the special nominating committee). In addition, at least one director who is a member of the special nominating committee will be on each other committee of the board of directors of Tribune unless the special nominating committee otherwise agrees. The bylaws of Tribune will further provide that the provisions relating to the special nominating committee and the members thereof may only be amended or repealed and any inconsistent provision may only be adopted, by the affirmative vote of all of the holders of the outstanding stock of Tribune entitled to vote or of all of the members of the Tribune board of directors. In addition, the Tribune stockholders will be asked to approve an amendment (attached as Annex C to this proxy statement/prospectus) to the restated certificate of incorporation of Tribune, setting forth the same requirement.

   Tribune has also agreed that, following the effective time of the merger, it will maintain its interest in the Los Angeles Times in a separate subsidiary with its own board of directors. The special nominating committee will appoint forty percent of the members of the board of directors of the Los Angeles Times subsidiary. The

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

full board of directors of Tribune (or its delegate) will appoint the remainder of the members of the board of directors of the Los Angeles Times subsidiary. Approval of 75% of the board of directors of the Los Angeles Times subsidiary will be required:

  .  to approve the appointment of the publisher of the Los Angeles Times;
     and

  . to sell, transfer or otherwise dispose of the Los Angeles Times, other than as part of a sale of all or substantially all of Tribune's publishing group, as a result of a change of control of Tribune or as required by governmental or regulatory authorities.

Such approval may not be unreasonably withheld.

   The Chandler Trusts and the members of the special nominating committee are third-party beneficiaries of these board and subsidiary provisions and are entitled to enforce them.

The Charter Amendment

   Tribune has agreed to amend its restated certificate of incorporation in order to:

  . increase the authorized number of shares of common stock and preferred stock of Tribune as the Tribune board of directors determines necessary or appropriate in light of the merger and the issuance of shares of Tribune common stock and preferred stock in connection therewith; and

  . provide that the bylaws described above with respect to the appointment of persons associated with the Chandler Trusts to the Tribune board, and the creation and operation of the special nominating committee, may be amended or repealed, and any inconsistent provision may be adopted, only by the affirmative vote of all of the holders of the outstanding Tribune voting stock or all of the members of the Tribune board.

   If Tribune stockholders approve the merger proposal, and the merger is completed, Tribune will amend its restated certificate of incorporation as set forth in Annex C to this proxy statement/prospectus. This charter amendment will increase the number of authorized shares of Tribune common stock from 400 million to 1.4 billion. This is the number that the Tribune board of directors has determined appropriate in light of the current number of shares of Tribune common stock outstanding, the number of shares of Tribune common stock to be issued in the merger, and the desire to have a reasonable number of authorized but unissued shares of Tribune common stock above the number that will be outstanding after the issuance of shares in the merger to be used for stock splits or dividends, or other corporate purposes.

   The charter amendment will also increase the number of authorized shares of Tribune preferred stock from 5 million to 12 million. This is the number that the Tribune board of directors has determined appropriate in light of the number of shares of Tribune preferred stock currently issued or reserved for issuance and the number of shares of Tribune preferred stock to be issued in the merger or reserved for issuance thereafter.

   In addition to increasing the number of authorized shares of Tribune common stock and preferred stock, the charter amendment will provide that the new
Article VIII of Tribune's bylaws, which will be adopted pursuant to the merger agreement to effect the provisions described above with respect to the appointment of new directors and the creation and operation of the special nominating committee, may be amended or repealed, and any inconsistent provision may be adopted, only by the affirmative vote of all of the holders of the outstanding Tribune voting stock or all of the members of the Tribune board.

   The text of the charter amendment is attached as Annex C to this proxy statement/prospectus and Tribune encourages all stockholders to read it in full.

Public Announcements

   Tribune and Times Mirror have agreed to consult with each other before issuing any press release or other public statements with respect to the merger agreement, the tender offer or the merger, and each has agreed not to issue any such press release or make any such public statement without the prior written consent of the other party, not to be unreasonably withheld or delayed, except as may be required by law or in accordance with any listing agreement with any national securities exchange.

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Efforts

   Times Mirror and Tribune have agreed:

  . to use reasonable best efforts to take, or cause to be taken, all actions necessary to comply promptly with all legal requirements that may be imposed on them with respect to the tender offer and the merger, including furnishing all information required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and in connection with approvals of or filings with any other governmental entity;

  . to promptly cooperate with and furnish information to each other in connection with any such requirements imposed upon any of them or any of their subsidiaries in connection with the tender offer and the merger; and

  . to use reasonable best efforts to take all actions necessary to obtain any authorization, consent or approval of, or any exemption by, any governmental entity or other public or private third party required to be obtained or made by Tribune, Times Mirror or any of their subsidiaries in connection with the tender offer and the merger.

Notwithstanding the foregoing, Tribune will not be required to agree, and Times Mirror will not agree without Tribune's consent, to waive any substantial rights or to accept any substantial limitation on its operations or to dispose of any material assets in connection with obtaining any such authorization, consent or approval unless such waiver, limitation or disposition would not reasonably be expected to have a material adverse effect on Times Mirror or on Tribune. Furthermore, at Tribune's written request, Times Mirror will agree to any such waiver, limitation or disposal, which agreement may, at Times Mirror's option, be conditioned upon and effective only as of the effective time of the merger.

Employee Benefit Plans

   Under the terms of the merger agreement, from the effective time of the merger until the first anniversary thereof, Tribune will provide coverage and benefits to employees and former employees of Times Mirror and its subsidiaries that are no less favorable, in the aggregate, than those provided to such employees immediately prior to the effective time of the merger. The merger agreement also specifies the treatment of pre-existing conditions, deductibles and service credit with respect to employees and former employees of Times Mirror and its subsidiaries who participate in any employee benefit plans of Tribune following the effective time of the merger. In addition, Tribune has agreed to assume, honor and perform, in accordance with their terms, all employment, severance and change in control and other such agreements of Times Mirror and its subsidiaries and affiliates.

Indemnification; Directors' and Officers' Insurance

   Times Mirror will, to the fullest extent permitted under applicable law, indemnify and hold harmless and, after the effective time of the merger, Tribune will, to the fullest extent permitted under applicable law, indemnify and hold harmless each present and former director and officer of Times Mirror and each subsidiary of Times Mirror and each such individual who served at the request of Times Mirror or any subsidiary of Times Mirror as a director, officer, trustee, partner, fiduciary, employee or agent of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise against all costs and expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages, liabilities and settlement amounts paid in connection with any claim, action, suit, proceeding or investigation (whether arising before or after the effective time of the merger), whether civil, administrative or investigative, arising out of or pertaining to any action or omission in their capacity as an officer or director of Times Mirror or any subsidiary of Times Mirror, as applicable, in each case occurring prior to the effective time of the merger (including the transactions contemplated by the merger agreement).

   For six years from the effective time of the merger, Tribune will use all reasonable efforts to provide to Times Mirror's current directors and officers liability insurance protection of the same kind and scope as that

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

provided by Times Mirror's directors' and officers' liability insurance policies in effect on the date of the merger agreement. In no event will Tribune be required to expend more than 200% of the amount expended by Times Mirror as of the date of the merger agreement to maintain or procure such insurance coverage. If Tribune is unable to maintain or obtain such insurance, Tribune will use all reasonable efforts to obtain as much comparable insurance as available for such expenditure.

Notification of Certain Matters

   Each of Times Mirror and Tribune has agreed to promptly notify the other of:

  . any notice or other communication from any person alleging that the consent of such person is or may be required in connection with the transactions contemplated by the merger agreement;

  . any notice or other communication from any governmental entity in connection with the transactions contemplated by the merger agreement;

  . the occurrence, or non-occurrence, of any event, the occurrence, or non-occurrence, of which would be reasonably expected to cause any representation or warranty contained in the merger agreement to be untrue or inaccurate in any material respect; and

  . any failure of such party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under the merger agreement.

Takeover Restrictions

   In the merger agreement, Times Mirror has represented that it has taken all appropriate actions so that the restrictions on business combinations contained in Section 203 of the Delaware General Corporation Law and in Article X of the Times Mirror restated certificate of incorporation will not apply with respect to or as a result of the merger agreement, the voting agreement, or the transactions contemplated thereby, including the tender offer and the merger. Times Mirror has represented further that the execution and delivery of the merger agreement and/or the voting agreement does not constitute an unpermitted transfer of any shares of Times Mirror series C common stock under Article V of the Times Mirror restated certificate of incorporation and that the board of directors of Times Mirror has not elected to effect a conversion of the shares of Times Mirror series C common stock to shares of Times Mirror series A common stock pursuant to the Times Mirror restated certificate of incorporation or the certificate of designation of the Times Mirror series C common stock.

Certain Litigation

   Times Mirror has agreed that, prior to the termination of the merger agreement, it will not settle any litigation commenced after the date of the merger agreement against Times Mirror or any of its directors by any stockholder of Times Mirror relating to the tender offer, the merger, the merger agreement or the voting agreement, or the other transactions contemplated thereby, without the prior written consent of Tribune. Prior to the termination of the merger agreement, Times Mirror will not voluntarily cooperate with any third party that may seek to restrain or prohibit or otherwise oppose the tender offer or the merger and will cooperate with Tribune to resist any such effort to restrain or prohibit or otherwise oppose the tender offer or the merger.

Listing of Tribune Common Stock

   Tribune has agreed to use all reasonable efforts to cause the shares of Tribune common stock to be issued in the merger pursuant to the merger agreement to be listed for trading on the New York Stock Exchange, subject to official notice of issuance, prior to the effective time of the merger.

Tax-Free Reorganization

   Prior to the effective time of the merger, each of Tribune and Times Mirror will use its reasonable best efforts to cause the merger to qualify as a reorganization within the meaning of Section 368 of the Internal

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Revenue Code of 1986, as amended, and will not knowingly take any action that would cause the merger not to so qualify. Tribune has agreed to not knowingly take any action after the effective time of the merger that would cause the merger not to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended.

Charitable Contributions

   Tribune has agreed, for five years after the effective time of the merger, to continue the existence and operation of the Times Mirror Foundation and fund charitable contributions of the Times Mirror Foundation consistent with past practice.

Conditions to Completion of the Merger

   Pursuant to the merger agreement, the respective obligations of Tribune and Times Mirror to complete the merger are subject to the satisfaction, at or before the effective time of the merger, of each of the following conditions:

  . the approval and adoption of the merger agreement by the affirmative vote of holders of a majority of the voting power of the outstanding shares of Times Mirror common stock;

  . the approval and adoption of the merger agreement (including the issuance of Tribune common stock and the charter amendment) by the affirmative vote of a majority of the voting power of Tribune;

  . the absence of any statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other governmental entity or other legal restraint or prohibition preventing the consummation of the merger;

  . the effectiveness of the registration statement relating to this proxy statement and prospectus and the absence of any stop order suspending such effectiveness or any action, suit, proceeding or investigation by the Securities and Exchange Commission to suspend such effectiveness and the receipt of all necessary approvals under state securities laws or the Securities Act of 1933, or the Securities Exchange Act of 1934, as amended, relating to the issuance or trading of the Tribune common stock to be issued pursuant to the merger agreement; and

  . approval of the Tribune common stock to be issued in the merger for listing on the New York Stock Exchange, subject only to official notice of issuance.

   Pursuant to the merger agreement, the obligation of Times Mirror to consummate the merger is subject to the satisfaction, at or before the effective time of the merger, of each of the following additional conditions:

  . Tribune shall have performed in all material respects each of its agreements contained in the merger agreement required to be performed on or prior to the date of the closing of the merger;

  . Tribune shall have furnished to Times Mirror a certificate signed on behalf of Tribune by an executive officer of Tribune, certifying to the effect that the condition described in the previous bullet point, has been satisfied in full; and

  . Times Mirror shall have received an opinion of Gibson, Dunn & Crutcher LLP in form and substance reasonably satisfactory to Times Mirror, dated the effective time of the merger, to the effect that the merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended, and that each of Tribune and Times Mirror will be a party to the reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended.

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   Pursuant to the merger agreement, the obligation of Tribune to consummate the merger is subject to the satisfaction, at or before the effective time of the merger, of each of the following additional conditions:

  . Times Mirror shall have performed in all material respects each of its agreements contained in the merger agreement required to be performed at or prior to the date of the closing of the merger;

  . Times Mirror shall have furnished to Tribune a certificate, dated the date of the closing of the merger, signed on behalf of Times Mirror by an executive officer of Times Mirror, certifying to the effect that the condition described in the previous bullet point has been satisfied in full;

  . Tribune shall have received an opinion of Wachtell, Lipton, Rosen & Katz, in form and substance reasonably satisfactory to Tribune, dated the effective time of the merger, to the effect that the merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended, and that each of Tribune and Times Mirror will be a party to the reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended; and

  . all authorizations, consents, approvals and exemptions required by any governmental entity and other persons in connection with the merger and the transactions contemplated by the merger agreement and the voting agreement shall have been obtained or made, except to the extent the failure to obtain or make such authorizations, consents, approvals or exemptions would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on Times Mirror or on Tribune.

Termination

   The merger agreement may be terminated at any time prior to the effective time of the merger, whether before or after the Times Mirror stockholder approval or the Tribune stockholder approval:

  .  by mutual written consent of Tribune and Times Mirror;

  .  by either Tribune or Times Mirror:

    - if any governmental entity of competent jurisdiction has issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the completion of the merger and such order, decree or ruling or other action has become final and nonappealable;

    - if, at the meeting of Times Mirror stockholders (including any adjournment thereof), the Times Mirror stockholder approval is not obtained;

    - if, at the meeting of Tribune stockholders (including any adjournment thereof), the Tribune stockholder approval is not obtained; or

    - if the merger is not consummated by December 31, 2000, unless the failure to consummate the merger is the result of a breach of the merger agreement by the party seeking to terminate the merger agreement;

  .  by Tribune if:

    - Times Mirror has failed to perform in any material respect any material obligation or to comply in any material respect with any material agreement or covenant of Times Mirror to be performed or complied with by it under the merger agreement;

    - the board of directors of Times Mirror or any committee thereof has withdrawn or modified in a manner adverse to Tribune its approval or recommendation of the tender offer, the merger or the merger agreement, or approved or recommended any takeover proposal, or the board of directors of Times Mirror or any committee thereof has resolved to do any of the foregoing; and

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  .  by Times Mirror if:

    - Tribune has failed to perform in any material respect any material obligation or to comply in any material respect with any material agreement or covenant of Tribune to be performed or complied with by it under the merger agreement.

Fees and Expenses

   Except as described below, all costs and expenses incurred in connection with the merger, the merger agreement and the transactions contemplated by the merger agreement will be paid by the party to the merger agreement incurring such fees or expenses, whether or not the merger is consummated; provided, that Times Mirror and Tribune will share equally all fees and expenses, other than attorneys' and accounting fees and expenses, incurred in relation to the printing, filing and mailing of the registration statement and the proxy statement included therein.

   If Tribune terminates the merger agreement after:

  . the Times Mirror board changes its recommendation in a manner adverse to Tribune or recommends another transaction; or

  . the Times Mirror stockholders vote against the merger following a modification or withdrawal of the recommendation of the Times Mirror board of directors

Times Mirror will pay a $250 million fee to Tribune.

   In addition, if prior to the time of the Times Mirror stockholders' meeting, a takeover proposal is made by a third party, the Times Mirror stockholder approval is not obtained, and on or prior to the 12-month anniversary of the termination of the merger agreement a takeover proposal with a third party is completed or Times Mirror or any of its subsidiaries or affiliates enters into an agreement covering a takeover proposal with a third party, then Tribune will be entitled to the $250 million fee.

   Payment of the $250 million fee will not prevent Tribune from seeking any remedies available to it against the parties to the voting agreement for any breach thereof.

Amendment

   The merger agreement may be amended by Times Mirror and Tribune, by action taken or authorized by their respective boards of directors, at any time before or after obtaining the Times Mirror stockholder approval relating to the merger or Tribune stockholder approval relating to the merger, but, after any such approval, no amendment may be made which by law requires further approval by the stockholders of Times Mirror or Tribune, as applicable, without obtaining such further approval.

Extension; Waiver

   At any time prior to the effective time of the merger, Times Mirror and Tribune, by action taken or authorized by their respective boards of directors, may, to the extent legally allowed:

  . extend the time for the performance of any of the obligations or other acts of the other parties hereto;

  . waive any inaccuracies in the representations and warranties contained in the merger agreement or in any document delivered pursuant to the merger agreement; or

  . waive compliance with any of the agreements or conditions contained in the merger agreement.

Accounting Treatment

   The acquisition of Times Mirror will be accounted for by Tribune using the purchase method of accounting.

                              THE VOTING AGREEMENT

   The following summary description of the voting agreement is qualified in its entirety by reference to the agreement itself, attached as Annex B to this proxy statement/prospectus.

   Concurrently with the execution of the merger agreement, Tribune entered into the voting agreement with the Chandler Trusts and certain other significant stockholders of Times Mirror. The Chandler Trusts hold approximately 73% of the voting power of the outstanding shares of the Times Mirror common stock.

   Each of the significant stockholders party to the voting agreement (including the Chandler Trusts) has agreed that it will not sell, transfer or dispose of any shares of, interests in, securities convertible into or voting rights with respect to, its Times Mirror common stock, other than pursuant to the merger or a transfer to a party who executes a counterpart of the voting agreement, in form and substance reasonably satisfactory to Tribune, agreeing to be bound by its terms and provisions.

   Each significant stockholder party to the voting agreement (including the Chandler Trusts) has further agreed to vote, or cause to be voted, all of the shares of capital stock of Times Mirror beneficially owned by it, or with respect to which it has the right to vote, at any meeting of stockholders of Times Mirror (including any adjournment or postponement thereof), or pursuant to any action by written consent:

  . in favor of the merger agreement, the merger, the other transactions contemplated by the merger agreement, and any actions required in furtherance thereof;

  . against any action or agreement that could reasonably be expected to result in a breach in any material respect of any covenant, representation or warranty, or any other obligation of Times Mirror, under the merger agreement or any related agreement or is intended, or could reasonably be expected, to materially impede, interfere with, delay, postpone or adversely affect the merger or the other transactions contemplated by the merger agreement; and

  .  against any takeover proposal.

   The voting agreement further provides that if the board of directors of Times Mirror modifies or withdraws its approval or recommendation of the tender offer and the merger in connection with a superior proposal on or prior to April 2, 2000, the vote of the Chandler Trusts with respect to the matters described in the three bullet points above, would be reduced to 40% of the voting power of Times Mirror (with the remaining shares held by the Chandler Trusts voted in proportion to the vote of the shares not held by them). Because the board of directors of Times Mirror did not modify or withdraw its approval or recommendation of the tender offer or the merger on or prior to April 2, 2000, no such reduction in voting power will occur.

   In addition, under the terms of the voting agreement, each of the Chandler Trusts has agreed that it will not, and will not permit or authorize any of its directors, managers, members, trustees, stockholders, officers, employees, affiliates, agents or advisors to:

  . initiate, solicit or encourage any discussions, inquiries or proposals with any third party that constitute or may reasonably be expected to lead to a takeover proposal;

  .  provide any such person with information or assistance; or

  . discuss or negotiate with any such person with respect to a possible takeover proposal.

Each Chandler Trust will notify Tribune as promptly as practicable of any inquiry, discussion or proposal that constitutes or may reasonably be expected to lead to a takeover proposal promptly after it becomes aware of such inquiry, discussion or proposal.

   Each significant stockholder party to the voting agreement (including the Chandler Trusts) has agreed to waive any and all appraisal, dissenters or similar rights that it may have with respect to the merger and the other transactions contemplated by the merger agreement pursuant to the Delaware General Corporation Law or other applicable law. The voting agreement also provides that each of TMCT, LLC, TMCT II, LLC, Eagle New Media Investments, LLC and Chandis Acquisition Corporation (each a significant stockholder party to the voting agreement), will elect to receive Tribune common stock in the merger in respect of the shares of Times Mirror common stock owned beneficially or of record by it.

   In the event that the merger agreement is terminated, the voting agreement requires the Chandler Trusts to vigorously oppose and seek to prevent any effort by Times Mirror and/or the board of directors of Times Mirror, prior to the first anniversary of the termination of the merger agreement, to convert any shares of Times Mirror series C common stock into shares of Times Mirror series A common stock in connection with a takeover proposal (other than a conversion that would take effect immediately prior to or contemporaneously with the consummation of the transactions contemplated by such takeover proposal). The obligations of the Chandler Trusts to vigorously oppose and seek to prevent described in the immediately preceding sentence include the obligation of the Chandler Trusts to commence and maintain litigation contesting such conversion and pursue such litigation diligently and in good faith.

   The voting agreement may be terminated at the option of Tribune, on the one hand, or any of the significant stockholders party thereto (including the Chandler Trusts), on the other hand, at any time after the earlier of:

  .  the day following the effective time of the merger; and

  .  termination of the merger agreement in accordance with its terms.

Regardless of the termination of the voting agreement, the obligation of the Chandler Trusts described in the immediately preceding paragraph will survive until the earlier of:

  .  the day following the effective time of the merger; and

  .  the later of

    -  the first anniversary of the termination of the merger agreement;
       and

    - the resolution of any litigation brought by the Chandler Trusts pursuant to the provisions described in the immediately preceding paragraph.

The voting agreement may also be terminated, as to any of the significant stockholders parties thereto (including the Chandler Trusts), by the mutual agreement of Tribune and such significant stockholder. The termination as to such significant stockholder will not affect the obligations of any of the other significant stockholders under the voting agreement. No termination of the voting agreement will relieve any party from liability for any material breach of its obligations under the voting agreement committed prior to such termination. Furthermore, termination of the voting agreement will not relieve the Chandler Trusts from liability for any material breach of the obligations described in the immediately preceding paragraph, during the period that those obligations survive the termination of the voting agreement.

                     OWNERSHIP OF TIMES MIRROR COMMON STOCK

Beneficial Ownership of Certain Stockholders

   The following table sets forth the ownership of the outstanding shares of the voting securities of Times Mirror as of April 28, 2000 (except as otherwise noted), held by persons known to Times Mirror to beneficially own more than 5% of the outstanding shares of a class of voting securities of Times Mirror and by certain employee benefit plan trusts maintained by Times Mirror for various qualified retirement plans for employees of Times Mirror and its subsidiaries. Unless otherwise indicated, beneficial ownership numbers represent shares over which the beneficial owner has sole voting and dispositive power.

                                Times Mirror            Times Mirror
Name and Address of Beneficial    Series A   Percent of   Series C   Percent of
Owner                           Common Stock Series(1)  Common Stock Series(1)
------------------------------  ------------ ---------- ------------ ----------
The Trustees of the Chandler
 Trusts(2)(3).................       --          --      14,521,654    91.29%
 350 West Colorado Boulevard
 Suite 230
 Pasadena, CA 91105
Tribune Company(8)............   23,305,244    57.97%           --       --
 435 North Michigan Avenue
 Chicago, IL 60611
The Times Mirror Employee
 Stock Ownership Trust(4).....    2,864,934     7.13%     1,356,244     8.53%
 Times Mirror Square
 Los Angeles, CA 90053
Times Mirror Savings Plus Plan
 Trust(5).....................    2,057,887     5.12%       137,092       *
 Times Mirror Square
 Los Angeles, CA 90053
Putnam Investments, Inc.(6)...    2,018,969     5.02%           --       --
 Marsh & McLennan Companies,
  Inc.
 Putnam Investment Management,
  Inc.
 The Putnam Advisory Company,
  Inc.
 One Post Office Square
 Boston, MA 02109
FMR Corp.(7)..................    4,227,771    10.52%           --       --
 82 Devonshire Street
 Boston, MA 02109

--------
*  Less than 1%

(1) The percentages are based on the number of shares outstanding for voting purposes of each class of voting securities as of April 28, 2000, as reflected in the records of Times Mirror. Shares of Times Mirror series C common stock automatically convert on a share-for-share basis into shares of Times Mirror series A common stock upon being transferred, other than transfers to certain permitted transferees as specified in Times Mirror's restated certificate of incorporation.

(2) Concurrently with the execution of the merger agreement, the Chandler Trusts entered into a voting agreement with Tribune. Please see the description of the voting agreement under the caption "Voting Agreement" above. On April 28, 2000, the Chandler Trusts owned in the aggregate 14,521,654 shares of Times Mirror series C common stock. In addition to her interests in shares held by the Chandler Trusts, Gwendolyn Garland Babcock, a trustee of the Chandler Trusts, holds 23,800 shares of Times Mirror series A common stock (over all of which Mrs. Babcock has sole voting and dispositive power), including 20,000 shares of Times Mirror series A common stock which she may acquire upon exercise of outstanding stock options and 2,057 stock units deferred under The Times Mirror Non-Employee Directors Stock Plan. Her husband holds 900 shares of Times Mirror series A common stock and 448 shares of Times Mirror series C common stock. In addition to Mrs. Babcock, four other trustees of the Chandler

   Trusts own Times Mirror series A common stock individually or as trustee as follows: 113,801 shares of Times Mirror series A common stock and 57,264 shares of Times Mirror series C common stock owned by Camilla Chandler Frost plus 106,650 shares of Times Mirror series A common stock held by a foundation controlled by her, her son, and William Stinehart, Jr.; 9,330 shares by William Stinehart, Jr. (of which he has sole voting and dispositive power over 8,587 shares), including 5,000 shares of Times Mirror series A common stock which he may acquire upon the exercise of outstanding stock options, 3,587 stock units deferred under The Times Mirror Non-Employee Directors Stock Plan and 1,243 shares held as co-trustee, of which he disclaims beneficial ownership; and 24,865 shares by Warren B. Williamson (over all of which Mr. Williamson has sole voting and dispositive power), including 20,000 shares of Times Mirror series A common stock which he may acquire upon the exercise of outstanding stock options and 4,582 stock units deferred under The Times Mirror Non-Employee Directors Stock Plan. On April 28, 2000, the individuals who act as trustees of the Chandler Trusts beneficially owned, indirectly, in their capacities as individuals and as trustees of the Chandler and other trusts an aggregate of 279,346 shares of Times Mirror series A common stock and 14,579,366 shares of Times Mirror series C common stock constituting 0.69% of the shares of Times Mirror series A common stock and 91.65% of the shares of Times Mirror series C common stock outstanding on that date, representing 73.30% of the combined voting power of all outstanding shares of Times Mirror series A and Times Mirror series C common stock. Unless otherwise indicated, all beneficial ownership figures reported in this footnote represent shares over which the beneficial owner shares voting and dispositive power with others.

(3) The number of shares indicated above excludes 4,001,067 shares of Times Mirror series A common stock held by TMCT, LLC and 12,432,973 shares of Times Mirror series A common stock held by TMCT II, LLC. Such shares may be deemed to be beneficially owned by the Chandler Trusts under Section 13(d) of the Securities Exchange Act of 1934. The Chandler Trusts and their respective trustees, however, disclaim beneficial ownership of such shares. In addition, TMCT, LLC holds 411,784 shares of Times Mirror series A preferred stock and TMCT II, LLC holds 380,972 shares of series D-1 preferred stock and 245,100 shares of series D-2 preferred stock. The Chandler Trusts and their respective trustees disclaim beneficial ownership of such shares.

(4) Based on holdings as of January 31, 2000, shares of Times Mirror stock allocated to participants' accounts in The Times Mirror Employee Stock Ownership Plan are voted by the participants themselves on matters presented at meetings of stockholders. Shares with respect to which no participant directions are received are customarily voted by Fidelity Management Trust Company, as the trustee of The Times Mirror Employee Stock Ownership Plan. Effective for purposes of the Times Mirror stockholder approval of the merger, however, Times Mirror has exercised its authority under the trust agreement with Fidelity Management Trust Company to appoint LaSalle Bank, N.A., in the capacity of a fiduciary independent of Times Mirror and Fidelity Management Trust Company, to vote the shares held in The Times Mirror Employee Stock Ownership Plan with respect to which no participant directions are received. Under The Times Mirror Employee Stock Ownership Plan trust agreement, the decision of whether to tender the shares of Times Mirror stock allocated to participants' accounts in The Times Mirror Employee Stock Ownership Plan pursuant to the tender offer is made by the participants themselves, and accordingly, participant directions on whether to tender such shares will be solicited. Notwithstanding the directions of participants, however, Times Mirror has exercised its authority under The Times Mirror Employee Stock Ownership Plan trust agreement to appoint LaSalle Bank, N.A. as an independent fiduciary to determine whether the exercise of the tender rights as directed by participants is consistent with the provisions of the Employee Retirement Income Security Act of 1974, as amended. LaSalle Bank, N.A., as independent fiduciary will also exercise the tender rights pertaining to the shares with respect to which no participant directions are received. The Plan Administration Committee, which is appointed by the board of directors of Times Mirror, also has authority and responsibility for the disposition of the investment of the assets held in The Times Mirror Employee Stock Ownership Plan, including the stock. This Committee consists of four officers of Times Mirror, three of whom are Mark H. Willes, Kathryn
    M. Downing and Efrem Zimbalist III.

(5) Based on holdings as of January 31, 2000, shares of Times Mirror stock held in the Times Mirror Savings Plus Plan accounts or allocated to participants' Payroll-Based Stock Ownership Plan accounts are voted by the participants themselves on matters presented at meetings of stockholders. Shares allocated to the Times Mirror Savings Plus Plan accounts with respect to which no participant directions are received will remain unvoted. Shares allocated to the Payroll-Based Stock Ownership Plan accounts with respect to which no participant directions are received are customarily voted by Fidelity Management Trust Company, as trustee of the Times Mirror Savings Plus Plan. Effective for purposes of the Times Mirror stockholder approval of the merger, however, Times Mirror has exercised its authority under the trust agreement with Fidelity Management Trust Company to appoint LaSalle Bank, N.A. as independent fiduciary, to vote the shares allocated to the Payroll-Based Stock Ownership Plan accounts with respect to which no participant directions are received. The decision of whether to tender the shares of Times Mirror stock held in the Times Mirror Savings Plus Plan accounts pursuant to the tender offer is made by the participants themselves, and, accordingly, participant directions on whether to tender such shares will be solicited. Fidelity Management Trust Company will tender such shares pursuant to participants' directions. With respect to any such shares for which no directions are received, Fidelity Management Trust Company will not tender such shares. Times Mirror has appointed LaSalle Bank, N.A. as independent fiduciary to determine whether to tender shares of Times Mirror stock held in participants' Payroll-Based Stock Ownership Plan accounts pursuant to the tender offer.

(6) This information is based solely on a Schedule 13G dated April 11, 2000 filed with the Securities and Exchange Commission by Putnam Investments, Inc. Putnam Investments, Inc, a wholly-owned subsidiary of Marsh & McLennan Companies, Inc., wholly owns Putnam Investment Management, Inc., which is the investment adviser to the Putnam family of mutual funds, and The Putnam Advisory Company, Inc., which is the investment adviser to Putnam's institutional clients. Putnam Investment Management, Inc. and The Putnam Advisory Company, Inc. both have dispositive power over the shares as investment managers, but each of the mutual fund's trustees have voting power over the shares held by each fund, and The Putnam Advisory Company, Inc. has shared voting power over the shares held by the institutional clients.

(7) This information is based solely on a Schedule 13G dated February 14, 2000 filed with the Securities and Exchange Commission by FMR Corp. as a parent holding company on behalf of certain stockholders of FMR Corp. and its investment advisory subsidiary Fidelity Management & Research Company. Fidelity Management & Research Company is the beneficial owner of 2,152,017 shares of Times Mirror series A common stock as a result of acting as investment adviser to various registered investment companies. Edward C. Johnson 3d, Chairman of FMR Corp., FMR Corp., through its control of Fidelity Management & Research Company, and the investment companies, each has sole power to dispose of the 2,152,017 shares owned by the investment companies. Neither Mr. Johnson nor FMR Corp. has the sole power to vote the 2,152,017 shares owned directly by the investment companies, which power resides in the board of trustees of the investment companies. Fidelity Management Trust Company, a subsidiary of FMR Corp., is the beneficial owner of 2,075,754 shares of Times Mirror series A common stock as a result of it serving as investment manager of institutional accounts. Mr. Johnson and FMR Corp., through its control of Fidelity Management Trust Company, each has sole dispositive power over 2,075,754 shares and sole power to vote 2,075,754 shares of Times Mirror series A common stock owned by the institutional accounts. Strategic Advisers, Inc., a subsidiary of FMR Corp. and a registered investment adviser, does not have sole power to vote or direct the voting of shares of certain securities held for clients and has sole dispositive power over such securities. As such, FMR Corp.'s beneficial ownership may include shares beneficially owned through Strategic Advisers, Inc. See also Notes 4 and 5 above.

(8) Tribune purchased these shares pursuant to a tender offer which was completed as of midnight on April 17, 2000 and in the open market.

Beneficial Ownership of Directors and Management of Times Mirror

   The following table shows the beneficial ownership as of April 18, 2000 (except as otherwise noted) of Times Mirror's common stock, including shares as to which a right to acquire ownership exists within the meaning of Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, of each director, certain executive officers, and a group of such persons and other executive officers. For this purpose, the rules of the Securities and Exchange Commission require that every person who has or shares the power to vote or dispose of shares of stock be reported as a "beneficial owner" of all shares as to which such power exists. As a consequence, many persons may be deemed to be the "beneficial owners" of the same securities and for this reason all shares of series C common stock held by the trustees of the Chandler Trusts (see Notes (2) and (3) above) are included in the shares reported in the table below as "beneficially owned" by each director who is also a trustee of the Chandler Trusts.

   None of the persons listed below beneficially owns any shares of Times Mirror's series A preferred stock, series D-1 preferred stock or series D-2 preferred stock (see Note 3 above). Unless otherwise indicated, beneficial ownership numbers represent shares over which the beneficial owner has sole voting and dispositive power.

                  Table of Beneficial Ownership of Management

                           Times Mirror Series A       Times Mirror Series C
                                Common Stock               Common Stock
                           --------------------------- ------------------------
                                            Percent of               Percent of
           Name            Total(1)(2)      Series(3)   Total(1)     Series(3)
           ----            -----------      ---------- ----------    ----------
Susan Babcock.............      4,170            *            --          *
Donald R. Beall...........     25,334(4)(5)      *            --         --
Horst A. Bergmann.........    138,313(6)         *            --          *
John E. Bryson............     26,727(4)         *            --         --
Bruce Chandler............     20,248            *     14,521,654(7)   91.29%
Phillip B. Doherty........        --            --            --         --
Kathryn M. Downing........    126,190(6)         *            --         --
Dennis J. FitzSimons......        --            --            --         --
Clayton W. Frye, Jr.......     20,000            *            --          *
Jack Fuller...............        --            --            --         --
Roger Goodan..............     12,590(5)         *            --         --
David J. Granat...........        --            --            --         --
Donald C. Grenesko........        --            --            --         --
David D. Hiller...........        --            --            --         --
Raymond A. Jansen, Jr.....    107,883(6)         *            --         --
Crane H. Kenney...........        --            --            --         --
Timothy J. Landon.........        --            --            --         --
Sherry L. Lansing.........     10,400            *            --         --
Dawn Gould Lepore.........     12,503(4)         *            --         --
Luis E. Lewin.............        --            --            --         --
John W. Madigan...........        --            --            --         --
R. Mark Mallory...........        --            --            --         --
Ruthellyn Musil...........        --            --            --         --
James E. O'Dell...........        --            --            --         --
Dr. Alfred E. Osborne,
 Jr.......................     25,787(4)         *            385         *
Robert W. Schult..........     13,973            *            --         --
William Stinehart, Jr.....      8,587(4)(5)      *     14,521,654(7)   91.29%
Thomas Unterman(10).......    196,184(6)         *            258         *
Mark H. Willes(11)........    693,948(6)       1.75%          --         --
Warren B. Williamson......     24,865(4)         *     14,521,654(7)   91.29%
Dr. Edward Zapanta........     18,636(4)(8)      *            --         --
Efrem Zimbalist III.......     47,426(6)         *            219         *
All directors and
 executive officers as a
 group (25 persons,
 including those named
 above)...................  1,780,835(9)       4.50%   14,526,056      91.32%

--------
*   Less than 1%

 (1) Includes shares held under Times Mirror's Savings Plus Plan (including the Payroll-Based Stock Ownership Plan) and Employee Stock Ownership Plan and allocated to the accounts of the executive officers as of February 8, 2000. Also includes shares held in Times Mirror's Dividend Reinvestment Plan as of December 31, 1999. Shares of Times Mirror series C common stock automatically convert into shares of Times Mirror series A common stock upon being transferred, other than transfers to certain permitted transferees as specified in Times Mirror's restated certificate of incorporation.

 (2) Includes shares which may be acquired upon the exercise of outstanding stock options and that are currently exercisable within 60 days of April 18, 2000 as follows: 4,170 by Ms. Babcock; 20,000 by Mr. Beall; 128,592 by Mr. Bergmann; 23,653 by Mr. Bryson; 20,000 by Mr. Chandler; 110,850 by Ms. Downing; 20,000 by Mr. Frye; 10,400 by Mr. Goodan; 94,900 by Mr. Jansen; 10,400 by Ms. Lansing; 10,400 by Ms. Lepore; 20,000 by Dr. Osborne; 12,700 by Mr. Schult; 5,000 by Mr. Stinehart; 174,065 by Mr. Unterman; 588,200 by Mr. Willes; 20,000 by Mr. Williamson; 15,000 by Dr. Zapanta; and 37,450 by Mr. Zimbalist.

 (3) The percentages are based upon the numbers of shares outstanding for voting purposes for each class of voting securities as of April 18, 2000, as reflected in the records of Times Mirror.

 (4) Includes shares deferred under The Times Mirror Company Non-Employee Directors Stock Plan.

 (5) Includes shares held in trust, or other capacities, as to which beneficial ownership is disclaimed. Mr. Beall shares voting and dispositive power with respect to 1,243 shares. Includes 150 shares owned by Mr. Goodan's daughter, who lives in his household. See Note (2) beginning on page 76 for voting and dispositive power of other persons indicated.

 (6) Includes shares of restricted stock, including shares granted under the matching restricted stock program of The Times Mirror Company 1996 Management Incentive Plan.

 (7) Includes shares held in the Chandler Trusts. See Notes (2) and (3) beginning on page 76.

 (8)  Includes shares held in an Individual Retirement Account.

 (9) Includes options that are currently exercisable within 60 days. As a result of the tender offer and the merger, an aggregate 1,285,000 additional options granted to executive officers may become exercisable at an average exercise price of $56.30 and the restrictions on 87,283 shares of restricted stock may lapse at such time.

(10) On terminal leave of absence pursuant to the severance agreement dated as of December 27, 1999.

(11) Mr. Willes is no longer chairman of the board, president and chief executive officer of The Times Mirror Company, but remains a director.

                      DESCRIPTION OF TRIBUNE CAPITAL STOCK

   The following description of certain terms of the capital stock of Tribune is not meant to be complete and is qualified by reference to the restated certificate of incorporation of Tribune, the bylaws of Tribune, and the Delaware General Corporation Law. Copies of the restated certificate of incorporation and bylaws of Tribune are incorporated by reference herein.

Authorized Capital Stock

   The restated certificate of incorporation of Tribune authorizes Tribune to issue up to 400,000,000 shares of common stock, without par value, and 5,000,000 shares of preferred stock, without par value, of which 1,600,000 are designated as Tribune series B convertible preferred stock and 2,000,000 are designated as Tribune series A junior participating preferred stock. As of May 3, 2000, Tribune had 228,969,744 shares of Tribune common stock issued and outstanding, 1,215,633 shares of Tribune series B convertible preferred stock issued and outstanding and no shares of Tribune series A junior participating preferred stock issued and outstanding. In addition, as of May 3, 2000, there were 98,009,746 shares of Tribune common stock held in Tribune's treasury. If Tribune stockholders approve the merger proposal, the number of authorized shares of Tribune common stock will be increased to 1,400,000,000 and the number of authorized shares of Tribune preferred stock will be increased to 12,000,000.

Tribune Common Stock

 Dividend Rights.

   Holders of Tribune common stock are entitled to receive dividends as declared by the Tribune board of directors. However, no dividend will be declared or paid on Tribune's common stock until Tribune has paid (or declared and set aside funds for payment of) all dividends which have accrued on all classes of Tribune's preferred stock.

 Voting Rights.

  .  Holders of Tribune common stock are entitled to one vote per share.

  . Article VI of Tribune's restated certificate of incorporation governing votes with respect to a change of control (described below) may be amended only by the affirmative vote of the holders of at least 66 2/3% of the outstanding capital stock of the Tribune entitled to vote thereon.

  . The bylaws of Tribune may be made, altered, amended and repealed by the stockholders, but only by the affirmative vote of the holders of 80% of the outstanding stock of Tribune entitled to vote.

  . Any action required or permitted to be taken at any annual or special meeting of stockholders of Tribune may be taken without a meeting only if a consent in writing setting forth the action so taken shall be signed by all stockholders entitled to vote with respect to the subject matter thereof.

  . The affirmative vote of 80% of the outstanding stock of Tribune entitled to vote is required to amend or repeal the provisions set forth in the two preceding bullet points.

  . Under the charter amendment to be adopted in connection with the merger, the bylaw provisions relating to the special nominating committee to be established by Tribune may be amended only by the vote of all of the holders of the outstanding Tribune voting stock or all of the members of the Tribune board of directors.

 Classified Board.

   The Tribune board of directors is divided into three classes of four directors each. Directors hold office for staggered terms of three years each, so that the term of one class expires at each annual meeting. Following the effective time of the merger, the Tribune board of directors will be expanded to 16 members, divided into three classes of five, five and six directors respectively.

 Liquidation Rights.

   In the event of any liquidation, dissolution or winding up of Tribune, after payments to holders of Tribune preferred stock of amounts determined by the board of directors plus any accrued dividends, Tribune's remaining assets will be divided among holders of Tribune common stock.

 Preemptive or Other Subscription Rights.

   Holders of Tribune common stock do not have any preemptive right to subscribe to any additional issue or sale of the capital stock of Tribune or to acquire any security convertible into capital stock of Tribune.

 Conversion, Redemption, Sinking Fund and Other Rights.

   No conversion, redemption or sinking fund provisions apply to the Tribune common stock, and the Tribune common stock is not liable to further call or assessment by Tribune. All issued and outstanding shares of Tribune common stock are fully paid and non-assessable.

 Restrictions on Alienability.

   There are no restrictions on the alienability of the Tribune common stock.

 Change in Control.

   A merger or consolidation to which Tribune is a party but not the surviving party, or a sale, lease or exchange to any party of all or substantially all of the assets of Tribune must be authorized by the holders of at least 66 2/3% of the outstanding capital stock of Tribune entitled to vote thereon, or such greater percentage of such stock as may be required by other applicable provisions of the restated certificate of incorporation.

 Interested Party Transactions.

   None of the following transactions may be effectuated unless a meeting of the Tribune stockholders is held to act thereon and voting securities representing at least 80% of the votes entitled to be cast are cast in favor thereof:

  . an acquisition by Tribune of stock of an interested party (defined below);

  . a sale, lease or exchange of all or the major portion of the assets of Tribune or an interested party to the other;

  . a merger or consolidation to which Tribune and an interested party are parties; or

  . an amendment or repeal of the provision governing interested party transactions.

An "interested party" means any person, firm or corporation, or any group thereof acting in concert, which owns of record or beneficially, directly or indirectly, more than 10% of any class of stock of Tribune.

Tribune Series A Junior Participating Preferred Stock

   See "Comparison of Stockholder Rights--Rights Agreement."

Tribune Series B Convertible Preferred Stock

 Dividend Rights.

   Each share of Tribune series B convertible preferred stock pays a cumulative dividend of 7.75% per annum, payable semi-annually in arrears.

 Voting Rights.

  . Each share of Tribune series B convertible preferred stock is voted with the Tribune common stock with an entitlement to 18.32 votes per preferred share.

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  .  The vote of at least 66 2/3% of the outstanding shares of series B convertible preferred stock, voting separately as a series, is necessary to adopt any alteration, amendment or repeal of any provision of the Tribune restated certificate of incorporation or the certificate of designations relating to the Tribune series B convertible preferred stock, if such amendment, alteration, or repeal would alter or change the powers, preferences or special rights of the shares of the Tribune series B convertible preferred stock so as to affect them adversely.

  . In addition to any vote of stockholders required by law, the vote of the holders of a majority of the outstanding shares of Tribune series B convertible preferred stock is required to increase the par value of the Tribune common stock or otherwise increase the capital of Tribune allocable to the Tribune common stock for purposes of Delaware law if, as a result thereof, the surplus of Tribune for purposes of Delaware law would be less than the amount of preferred dividends that would accrue on the then outstanding shares of Tribune series B convertible preferred stock during the following three years.

 Liquidation Rights.

   Each share of Tribune series B convertible preferred stock has a liquidation value of $220 per share, plus an amount equal to all accrued and unpaid dividends. Neither the merger, consolidation or combination of Tribune with or into any other corporation, nor the sale, lease, transfer or other exchange of all or any portion of the assets of Tribune (or any purchase or redemption of some or all of the shares of any class or series of stock of Tribune) shall be deemed to be a dissolution, liquidation or winding up of the affairs of Tribune with respect to the liquidation provisions governing the Tribune series B convertible preferred stock.

 Preemptive or Other Subscription Rights.

   Holders of Tribune series B convertible preferred stock do not have any preemptive right to subscribe to any additional issue or sale of the capital stock of Tribune or to acquire any security convertible into capital stock of Tribune.

 Conversion, Redemption, Sinking Fund and Other Rights.

  . Each share of Tribune series B convertible preferred stock is convertible into 16 shares of Tribune common stock.

  . The shares of Tribune series B convertible preferred stock are redeemable, in whole or in part, at the option of Tribune at any time at $220 per share, plus an amount equal to all accrued and unpaid dividends. Tribune, at its option, may make payment of the redemption price required upon redemption of shares of Tribune series B convertible preferred stock in cash or in shares of Tribune common stock, or in a combination of such shares and cash. The shares of Tribune series B convertible preferred stock are redeemable by the holder of such shares under certain limited circumstances specified in the certificate of designations of the Tribune series B convertible preferred stock.

  . No sinking fund provisions apply to the Tribune series B convertible preferred stock, and the Tribune series B convertible preferred stock is not liable to further call or assessment by Tribune.

  . All issued and outstanding shares of Tribune series B convertible preferred stock are fully paid and non-assessable.

 Restrictions on Alienability.

   Shares of the Tribune series B convertible preferred stock are issued only to a trustee acting on behalf of an employee stock ownership plan or other employee benefit plan of Tribune. In the event of any transfer of shares of the Tribune series B convertible preferred stock, including a distribution to participants of an

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employee benefit plan, to any person other than Tribune or the trustee of any such plan, the shares of the Tribune series B convertible preferred stock so transferred will be automatically converted into shares of Tribune common stock.

Tribune Series C, Series D-1 and Series D-2 Preferred Stock

   At the effective time of the merger, Tribune will designate three new series of preferred stock--Tribune series C, series D-1 and series D-2 preferred stock, each with a par value of $1 per share. The Tribune series C preferred stock will have substantively identical terms as the Times Mirror series A preferred stock. The Tribune series D-1 preferred stock will have substantively identical terms as the Times Mirror series D-1 preferred stock. The Tribune series D-2 preferred stock will have substantively identical terms as the Times Mirror series D-2 preferred stock. The applicable certificates of designations will designate: 900,000 shares of Tribune series C preferred stock, 380,972 shares of Tribune series D-1 preferred stock, and 245,100 shares of Tribune series D-2 preferred stock. Tribune expects that at the effective time of the merger there will be issued and outstanding approximately: 823,568 shares of Tribune series C preferred stock, 380,972 shares of Tribune series D-1 preferred stock, and 245,100 shares of Tribune series D-2 preferred stock.

 Dividend Rights.

  . Each share of Times Mirror series C preferred stock will pay a cumulative dividend of 8% per annum, payable quarterly in arrears.

  . Each share of Times Mirror series D-1 preferred stock will pay a cumulative dividend of 5.8% per annum, payable quarterly in arrears, with increases based on a fixed and certain schedule.

  . Each share of Times Mirror series D-2 preferred stock will pay a cumulative dividend of 5.8% per annum, payable quarterly in arrears, with increases based on a fixed and certain schedule.

 Voting Rights.

   The Tribune series C, series D-1 and series D-2 preferred stock will generally have no voting rights, other than certain voting rights in connection with extraordinary circumstances.

 Liquidation Rights.

   Each share of Tribune series C, series D-1 and series D-2 preferred stock will have a liquidation value of $500 per share, plus an amount equal to all accrued and unpaid dividends.

 Preemptive or Other Subscription Rights.

   Holders of Tribune series C, series D-1 and series D-2 preferred stock will not have any preemptive right to subscribe to any additional issue or sale of the capital stock of Tribune or to acquire any security convertible into capital stock of Tribune.

 Conversion, Redemption, Sinking Fund and Other Rights.

   Shares of the Tribune series C, series D-1 and series D-2 preferred stock will be convertible into Tribune common stock in 2025 at the earliest. The conversion factor will be calculated by dividing $500 plus accrued and unpaid dividends by the average closing prices of Tribune common stock for the 20 trading days immediately preceding the conversion date. No redemption or sinking fund provisions will apply to any of the Tribune series C, series D-1 and series D-2 preferred stock, and such stock will not be liable to further call or assessment by Tribune. All issued and outstanding shares of Tribune series C, series D-1 and series D-2 preferred stock will be fully paid and non-assessable.


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 Restrictions on Alienability.

   There will be no restrictions on the alienability of the Tribune series C, series D-1 or series D-2 preferred stock.

Transfer Agent and Registrar

   The principal transfer agent and registrar for Tribune common stock is First Chicago Trust Company of New York, a division of EquiServe.

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                        COMPARISON OF STOCKHOLDER RIGHTS

   Each of Tribune and Times Mirror is organized under the laws of the State of Delaware. Any differences, therefore, in the rights of holders of Tribune common stock and Times Mirror common stock arise primarily from differences in their respective certificates of incorporation and bylaws. Upon completion of the merger, holders of Times Mirror common stock will become holders of Tribune common stock and their rights will be governed by Delaware law, the Tribune restated certificate of incorporation, the Tribune bylaws and the Tribune rights agreement.

   This section of the proxy statement/prospectus describes the material differences between the rights of Tribune stockholders and Times Mirror stockholders. This section does not include a complete description of all differences among the rights of these stockholders, nor does it include a complete description of the specific rights of these stockholders. In addition, the identification of some of the differences in the rights of these stockholders as material is not intended to indicate that other differences that are equally important do not exist. All Tribune stockholders and Times Mirror stockholders are urged to read carefully the relevant provisions of Delaware law, as well as the restated certificates of incorporation and bylaws of each of Tribune and Times Mirror. Copies of the restated certificates of incorporation and bylaws of Tribune and Times Mirror will be sent to Tribune stockholders and Times Mirror stockholders, as applicable, upon request. See "Where You Can Find More Information."

   Upon completion of the merger, Tribune will amend its restated certificate of incorporation and bylaws as described under "The Merger Agreement--Tribune Board Representation and Los Angeles Times Subsidiary Matters" and "--The Charter Amendment."

   The following terms are used in this section as defined below:

  . A "related person" is a person or entity, or an affiliate or associate of such person or entity, that beneficially owns, in the aggregate, five percent or more of the outstanding voting interests of Times Mirror. However, the term "related person" does not include (1) any person or entity that beneficially owned five percent or more of the Times Mirror common stock on the date upon which Times Mirror was incorporated in the State of Delaware, or (2) any employee benefit plan established to provide benefits for Times Mirror employees, any trust plan related thereto, or any trustee or fiduciary when acting in such capacity with respect to any such plan or trust.

  . The term "continuing director" means, as to any related person, any member of the board of directors who is unaffiliated with and is not the related person and was a member of the board of directors of Times Mirror prior to the date upon which Times Mirror was incorporated in the State of Delaware or thereafter became a member of the board prior to the time that the related person became a related person, and any successor of a continuing director who is recommended to succeed a continuing director by a majority of continuing directors then on the board.

  . The term "disinterested shares" means, as to any related person, shares of Times Mirror voting stock held by stockholders other than such related person.

Authorized Capital Stock

   Tribune. The Tribune restated certificate of incorporation authorizes the issuance of up to 400,000,000 shares of common stock, without par value, and 5,000,000 shares of preferred stock, without par value, of which 1,600,000 are designated as Tribune series B convertible preferred stock and 2,000,000 are designated as Tribune series A junior participating preferred stock. As of May 3, 2000, Tribune had 228,969,744 shares of Tribune common stock issued and outstanding, 1,215,633 shares of Tribune series B convertible preferred stock issued and outstanding and no shares of Tribune series A junior participating preferred stock issued and outstanding.

   Times Mirror. The Times Mirror restated certificate of incorporation authorizes the issuance of up to 900,000,000 shares of Times Mirror common stock, par value $1.00 per share, of which 500,000,000 are designated as Times Mirror series A common stock, 300,000,000 are designated as Times Mirror series C common stock and 100,000,000 may be designated as Times Mirror series A common stock, Times Mirror

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series B common stock or Times Mirror series C common stock; and 33,000,000 shares of Times Mirror preferred stock, par value $1.00 per share, of which 900,000 are designated Times Mirror series A preferred stock, 25,000,000 are designated as Times Mirror series B convertible preferred stock, 380,972 are designated as Times Mirror series C-1 preferred stock, 245,100 are designated as Times Mirror series C-2 preferred stock, 380,972 are designated as Times Mirror series D-1 preferred stock and 245,100 are designated as Times Mirror series D-2 preferred stock. As of April 28, 2000, there were 96,249,256 shares of series A common stock outstanding (of which 44,308,248 shares are considered outstanding for financial reporting purposes), no shares of series B common stock outstanding and 15,906,860 shares of series C common stock outstanding (all of which are considered outstanding for financial reporting purposes). As of April 28, 2000, there were 823,568 shares of Times Mirror series A preferred stock outstanding, no shares of Times Mirror series B convertible preferred stock outstanding, no shares of Times Mirror series C-1 preferred stock outstanding, no shares of Times Mirror series C-2 preferred stock outstanding, 380,972 shares of Times Mirror series D-1 preferred stock outstanding and 245,100 shares of Times Mirror series D-2 preferred stock outstanding.

Size of the Board of Directors

   Tribune. The board of directors is currently fixed pursuant to the bylaws at twelve directors. The bylaws require that the number of directors be not less than ten nor more than fifteen. Upon completion of the merger, the bylaws will be amended to increase the maximum number of directors to sixteen.

   Times Mirror. The board of directors is currently fixed pursuant to the amended and restated bylaws at twenty-seven directors. The amended and restated bylaws require that the number of directors be not less than fifteen nor more than thirty.

Classification of the Board of Directors

   Tribune. The board of directors is divided into three classes as nearly equal as possible, with each class serving a staggered three-year term.

   Times Mirror. The board of directors is divided into three classes as nearly equal as possible, with each class serving a staggered three-year term.

Election of Directors

   General. Delaware law permits stockholders to cumulate their votes and either cast them for one candidate or distribute them among two or more candidates in the election of directors only if expressly authorized in a corporation's charter.

   Tribune. In elections for directors, the nominees receiving the highest number of votes cast for the number of director positions to be filled shall be elected. The Tribune restated certificate of incorporation does not authorize cumulative voting.

   Times Mirror. Under the terms of the Times Mirror restated certificate of incorporation, stockholders have the right to elect directors by cumulative voting, with each share allocated a number of votes equal to the votes to which the share is entitled times the number of directors to be elected, which votes may be cast for one candidate or distributed among any two or more candidates. The persons receiving the greatest number of votes, up to the number of directors then to be elected, shall be the persons then elected to the board of directors. Each share of series A common stock entitles the holder to one vote and each share of series C common stock entitles the holder to ten votes.

Removal of Directors

   General. Delaware law provides that, except in the case of a classified board of directors or where cumulative voting applies, a director, or the entire board of directors, of a corporation may be removed, with or

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without cause, by the affirmative vote of a majority of the shares of the corporation entitled to vote at an election of directors.

   Tribune. Any one or more directors may be removed from office only for cause, and only by the affirmative vote of holders of at least a majority of the voting power of all of the then outstanding shares of voting stock of Tribune, voting together as a single class.

   Times Mirror. Directors may be removed only for cause and only by a majority of the votes entitled to be cast by the holders of all shares of capital stock entitled to vote generally in the election of directors. Additionally, if the proposal to remove a director is made by or on behalf of a related person, removal will also require the affirmative vote of a majority of the votes entitled to be cast by the holders of all shares of capital stock entitled to vote generally in the election of directors held by persons other than such related person.

Vacancies

   General. Delaware law provides that vacancies and newly created directorships resulting from a resignation or any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, unless the governing documents of a corporation provide otherwise.

   Tribune. Any vacancy occurring in the board of directors may be filled by a majority of the directors then in office, although less than a quorum, except that vacancies occurring with respect to any member of the special nominating committee that Tribune will create will be filled by the remaining members of that committee. See "The Merger Agreement--Tribune Board Representation and Los Angeles Times Subsidiary Matters."

   Times Mirror. Any vacancy on the board may be filled by vote of the majority of the remaining directors, although less than a quorum.

Limitation of Director Liability

   General. Delaware law provides that a corporation may include in its certificate of incorporation a provision limiting or eliminating the liability of its directors to the corporation and its stockholders for monetary damages arising from a breach of fiduciary duty, except for:

  .  a breach of the duty of loyalty to the corporation or its stockholders;

  . acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

  . payment of a dividend or the repurchase or redemption of stock in violation of Delaware law; or

  . any transaction from which the director derived an improper personal benefit.

   Tribune. The Tribune restated certificate of incorporation tracks the provisions of the Delaware statute described above.

   Times Mirror. The Times Mirror restated certificate of incorporation tracks the provisions of the Delaware statute described above.

Indemnification of Directors and Officers

   General. Under Delaware law, a corporation generally may indemnify directors and officers for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation; and, with respect to any criminal proceeding, had no reasonable cause to believe that such conduct was unlawful. In addition, Delaware law provides that a corporation may advance to a director or

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officer expenses incurred in defending any action upon receipt of an undertaking by the director or officer to repay the amount advanced if it is ultimately determined that he or she is not entitled to indemnification. The statutory provisions for indemnification do not exclude any other rights a person seeking indemnification may have under any bylaw, agreement, vote of stockholders, vote of disinterested directors or otherwise.

   Tribune. The restated certificate of incorporation permits indemnification of directors and officers to the fullest extent authorized by the Delaware General Corporation Law.

   Times Mirror. The restated certificate of incorporation permits indemnification of directors and officers to the fullest extent permitted by the Delaware General Corporation Law.

Annual Meeting of Stockholders

   General. If an annual meeting for the election of directors is not held on the date designated therefore, Delaware law requires the directors to cause the meeting to be held as soon thereafter as convenient. If they fail to do so for a period of 30 days after the designated date, or if no date has been designated for a period of 13 months after the organization of the corporation or after its last annual meeting, then, upon application of any stockholder or director, the Court of Chancery may order a meeting to be held.

   Tribune. The annual meeting of the stockholders is held on such date (not a legal holiday) and at such time as is designated by resolution of the board of directors, for the purpose of electing directors and for the transaction of such other business as may properly be brought before the meeting.

   Times Mirror. Annual meetings of the stockholders of Times Mirror for the purpose of electing directors and for the transaction of such other business as may come before such meetings may be held at such time, date and place as the board of directors determines by resolution.

Special Meeting of Stockholders

   General. Delaware law permits the board of directors or any other person authorized by a corporation's charter or bylaws to call a special meeting of stockholders.

   Tribune. Special meetings of the stockholders may be called by the Chief Executive Officer or the board of directors. Business transacted at any special meeting of stockholders are limited to the purpose stated in the notice of meeting.

   Times Mirror. A special meeting of stockholders may be called only by the board of directors or by a majority of the members of the board. Furthermore, if a proposal requiring stockholder approval is made by or on behalf of a related person or a director affiliated with a related person, the affirmative vote of a majority of the directors who (1) are unaffiliated with the relevant related person and who were members of the board of directors before Times Mirror was incorporated in the State of Delaware, or (2) became a member of the board of directors before the relevant related person became a related person, is also required to call a special meeting of stockholders.

Action by Written Consent

   General. Delaware law provides that, unless otherwise stated in the certificate of incorporation, any action which may be taken at an annual meeting or special meeting of stockholders may be taken without a meeting, if a consent in writing is signed by the holders of the outstanding stock having the minimum number of votes necessary to authorize the action at a meeting of stockholders.

   Tribune. Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting only if a consent in writing setting forth the action so taken shall be signed by all stockholders entitled to vote with respect to the subject matter thereof.

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   Times Mirror. Any election or other action by stockholders must be effected at an annual or special meeting of stockholders, and may not be effected by written consent without a meeting.

Advance Notice Requirements for Stockholder Nominations and Other Business

   Tribune. For business to be properly brought before an annual meeting by a stockholder, the stockholder must give timely notice thereof in writing to the Secretary of Tribune. To be timely, a stockholder's notice must be delivered to the Secretary not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

   In order to properly nominate an individual for election to the board of directors, a stockholder's notice must be delivered to the Secretary not earlier than the close of business on the 120th day prior to such meeting and not later than the close of business on the later of the 90th day prior to such meeting or the 10th day following the day on which such notice of the date of the meeting is mailed to the stockholders or public announcement thereof is made, whichever occurs first.

   Times Mirror. A stockholder must furnish written notice to the Times Mirror Secretary of any nomination or business proposal to be brought before a stockholders' meeting not less than 30 nor more than 60 days prior to the meeting as originally scheduled. However, if Times Mirror gives less than 40 days public notice of a meeting date, a stockholder must furnish notice of a nomination or business proposal not later than the close of business on the 10th day following the mailing or the public disclosure of the notice of the meeting date.

Amendments to Charter

   General. Under Delaware law, an amendment to the certificate of incorporation of a corporation requires the approval of the corporation's board of directors and the approval of holders of a majority of the outstanding stock entitled to vote upon the proposed amendment, unless a higher vote is required by the corporation's certificate of incorporation.

   Tribune.

  . Amendment of the provision of the restated certificate of incorporation relating to mergers and consolidations (see "Vote Required for Extraordinary Corporate Transactions," below) requires the affirmative vote of holders of at least 66 2/3% of the outstanding capital stock of Tribune entitled to vote thereon.

  . Amendment of the provision of the restated certificate of incorporation relating to interested party transactions (see "Business Combinations with Interested Stockholders," below) requires the votes of voting securities representing at least 80% of the votes entitled to be cast.

  . Amendment of the provision of the restated certificate of incorporation governing stockholder amendments to the bylaws (see "Amendments to Bylaws," below) requires the affirmative vote of 80% of the outstanding stock of Tribune entitled to vote.

   Times Mirror. In addition to any affirmative vote required by applicable law and any voting rights granted to or held by the holders of preferred stock, any amendment of any provision of the restated certificate of incorporation must be approved by a majority of the directors of Times Mirror then in office and by the affirmative vote of the holders of a majority of the voting interests of Times Mirror. If the amendment relates to:

  .  defined terms;

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  .  authorized capital stock;

  .  number of directors and limitation of liability of directors;

  .  election of directors;

  .  cumulative voting;

  .  business combinations;

  .  factors to consider when evaluating a proposed transaction;

  .  indemnification;

  .  stockholder votes;

  .  stockholder proposals;

  .  special meetings; or

  .  amendment of corporate documents

such amendment must be approved by either:

  . a majority of the authorized number of directors, and if one or more related persons exist, by a majority of the directors who are continuing directors with respect to all related persons; or

  . by the affirmative vote of the holders of not less than 80% of the voting interests of Times Mirror and, if the amendment is proposed by or on behalf of a related person or a director affiliated with a related person, by the affirmative vote of the holders of a majority of the voting interests of the disinterested shares.

Amendments to Bylaws

   General. Under Delaware law, stockholders entitled to vote have the power to adopt, amend or repeal bylaws. In addition, a corporation may, in its certificate of incorporation, confer this power on the board of directors. The stockholders always have the power to adopt, amend or repeal the bylaws, even though the board may also be delegated the power.

   Tribune. The board of directors is expressly authorized to make, alter, amend and repeal the bylaws by the affirmative vote of a majority of the whole board of directors at any regular or special meeting. The bylaws may also be made, altered, amended and repealed by the stockholders, but only by the affirmative vote of the holders of 80% of the outstanding stock of the corporation entitled to vote. Under the charter amendment to be adopted in connection with the merger, the bylaw provisions relating to the special nominating committee to be established by Tribune may be amended only by the vote of all of the holders of the outstanding Tribune voting stock or all of the members of the Tribune board of directors.

   Times Mirror. Generally, the bylaws may be amended by the board of directors or the stockholders. If the amendment relates to:

  .  the number and term of office of directors; or

  .  vacancies on the board of directors

such amendment must be approved by either:

  . a majority of the authorized number of directors, and if one or more related persons exist, by a majority of the directors who are continuing directors with respect to all related persons; or

  . by the affirmative vote of the holders of not less than 80% of the voting interests of Times Mirror and, if the amendment is proposed by or on behalf of a related person or a director affiliated with a related person, by the affirmative vote of the holders of a majority of the voting interests of the disinterested shares.

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Vote Required for Extraordinary Corporate Transactions

   General. Delaware law provides that the holders of a majority of the shares entitled to vote must approve any fundamental corporate transactions such as mergers, sales of all or substantially all of the corporation's assets, dissolutions, etc. A corporation may increase the minimum percentage vote required.

   Tribune. A merger or consolidation to which Tribune is a party but not the surviving party, or a sale, lease or exchange to any party of all or substantially all of the assets of Tribune must be authorized by the holders of at least 66 2/3% of the outstanding capital stock of Tribune entitled to vote thereon, or such greater percentage of such stock as may be required by other applicable provisions of the restated certificate of incorporation.

   Times Mirror. Except as provided immediately below, the Times Mirror corporate documents do not require a heightened vote for extraordinary corporate transactions and such matters are subject to Delaware law as described above. See "Business Combinations with Interested Stockholders."

Business Combinations with Interested Stockholders

   General. Section 203 of the Delaware General Corporation Law, in general, prohibits a business combination between a corporation and an interested shareholder within three years of the time such shareholder became an interested shareholder, unless (a) prior to such time the board of directors of the corporation approved either the business combination or the transaction that resulted in the shareholder becoming an interested shareholder, (b) upon consummation of the transaction that resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, exclusive of shares owned by directors who are also officers and by certain employee stock plans or (c) at or subsequent to such time, the business combination is approved by the board of directors and authorized by the affirmative vote at a shareholders' meeting of at least 66 2/3% of the outstanding voting stock which is not owned by the interested shareholder. The restrictions of Section 203 of the Delaware General Corporation Law do not apply to corporations that have elected, in the manner provided therein, not to be subject to Section 203 of the Delaware General Corporation Law or, with certain exceptions, which do not have a class of voting stock that is listed on a national securities exchange or authorized for quotation on the Nasdaq or held of record by more than 2,000 shareholders. Neither Tribune nor Times Mirror has elected not to be governed by Section 203 of the Delaware General Corporation Law.

   Tribune. None of the following transactions may be effectuated unless a meeting of the Tribune stockholders is held to act thereon and voting securities representing at least 80% of the votes entitled to be cast are cast in favor thereof:

  .  an acquisition by Tribune of stock of an interested party;

  . a sale, lease or exchange of all or the major portion of the assets of Tribune or an interested party to the other;

  . a merger or consolidation to which Tribune and an interested party are parties; or

  . an amendment or repeal of the provision governing interested party transactions.

An "interested party" is any person, firm or corporation, or any group thereof acting in concert, which owns of record or beneficially, directly or indirectly, more than 10% of any class of stock of Tribune.

   Times Mirror. Subject to certain exceptions summarized below, any business combination must be approved by (1) the affirmative vote of the holders of not less than 80% of the votes entitled to be cast by the holders of all shares of capital stock entitled to vote generally in the election of directors and (2) the affirmative vote of the holders of a majority of the disinterested shares.

   "Business combinations" generally include the following:

  . mergers or reorganizations of Times Mirror or its subsidiaries with or into a related person;

  . mergers or reorganizations of a related person with or into Times Mirror or one of its subsidiaries;

  . reorganizations that would have the effect of increasing the voting power of a related person;

  . certain acquisitions by Times Mirror of securities issued by or assets of a related person; and

  . liquidations, sales or transfers to a related person of Times Mirror's assets, which assets constitute a substantial part of Times Mirror.

A business combination does not need to satisfy the foregoing approval requirements if the business combination has been approved by a majority of directors who (1) are unaffiliated with the relevant related person and who were members of the Times Mirror board of directors before Times Mirror incorporated in the State of Delaware, or (2) became a member of the board of directors before the relevant related person became a related person. Business combinations in which Times Mirror stockholders are to receive cash, securities or other property in exchange for their shares of capital stock do not need the 80% vote if (1) the value of the consideration meets certain thresholds of fairness, as specified in restated certificate of incorporation, and (2) the business combination is approved by the affirmative vote of the holders of a majority of the disinterested shares.

Dissenters' Rights

   General. Delaware law does not afford appraisal rights to holders of shares that are either listed on a national securities exchange, quoted on Nasdaq or held of record by more than 2,000 stockholders, provided that such shares will be converted into stock of the surviving corporation or another corporation, which corporation in either case must also be listed on a national securities exchange, quoted on Nasdaq or held of record by more than 2,000 stockholders. In addition, Delaware law denies appraisal rights to stockholders of the surviving corporation in a merger if the surviving corporation's stockholders weren't required to approve the merger.

Dividends

   General. Delaware law permits a corporation to pay dividends out of surplus or, if the corporation does not have adequate surplus, out of net profits for the current or immediately preceding fiscal year, provided that such payment will not reduce capital below the amount of capital represented by all classes of shares having a preference upon the distribution of assets.

Rights of Inspection

   General. Under Delaware law, a stockholder may inspect a corporation's books and records during normal business hours as long as such inspection is for a proper purpose, and as long as the stockholder has made proper written demand stating the purpose of the inspection. A proper purpose is any purpose reasonably related to the interests of the inspecting person as a stockholder.

Rights Agreement

   In 1997, Tribune adopted a stockholder rights plan pursuant to a rights agreement with First Chicago Trust Company of New York, as rights agent. Set forth below is a summary of the material provisions of the rights agreement. The summary does not include a complete description of all of the terms of the rights agreement. All Tribune stockholders and Times Mirror stockholders are urged to read carefully the relevant provisions of Tribune's rights agreement, copies of which will be sent to Tribune stockholders and Times Mirror stockholders upon request. See "Where You Can Find More Information."

   Exercisability of Rights. Under the Tribune rights agreement, one right, referred to as a Tribune right, attaches to each share of Tribune common stock outstanding and, when exercisable, entitles the registered holder to purchase from Tribune one two-hundredth of a share of Tribune series A junior participating preferred stock at a purchase price of $125, subject to customary antidilution adjustments.

   The Tribune rights will not become exercisable until the earlier of:

  . ten days following a public announcement that a person (other than the Robert R. McCormick Tribune Foundation or the Cantigny Foundation or any successor charitable entities, collectively referred to as the foundations) has become the beneficial owner of 10% or more of the Tribune common stock then outstanding; or

  . ten business days, or such later date as may be determined by the board of directors of Tribune, following the commencement of, or the announcement of an intention to commence, a tender offer or exchange offer that would result in a person becoming the beneficial owner of 10% or more of the Tribune common stock then outstanding.

   "Flip In" Feature. In the event a person (other than the foundations) becomes the beneficial owner of 10% or more of the Tribune common stock outstanding, each holder of a Tribune right, except for that person, will have the right to acquire, upon exercise of the Tribune right, instead of one two-hundredth of a share of Tribune series A junior participating preferred stock, shares of Tribune common stock having a value equal to twice the exercise price of the Tribune right. For example, if we assume that the purchase price of $125 is in effect on the date that the flip-in feature of the Tribune rights is exercised, any holder of a Tribune right, except for the person (other than the foundations) that has become the beneficial owner of 10% or more of the Tribune common stock then outstanding, may exercise his or her Tribune right by paying to Tribune $125 in order to receive from Tribune shares of Tribune common stock having a value equal to $250.

   "Exchange" Feature. At any time after a person (other than the foundations) becomes the beneficial owner of 10% or more, but less than 50%, of the Tribune common stock then outstanding, the board of directors of Tribune may, at its option, exchange all or some of the Tribune rights, except for those held by such person, for Tribune common stock at an exchange ratio of one share of Tribune common stock or one two-hundredth of a share of Tribune series A junior participating preferred stock for each Tribune right, subject to adjustment.

   "Flip Over" Feature. In the event that, after a person acquires 10% or more of the Tribune common stock:

  . Tribune is acquired in a merger or other business combination transaction; or

  .  50% or more of its consolidated assets or earning power is sold,

then each holder of a Tribune right, except for a person (other than the foundations) that is the beneficial owner of 10% or more of the Tribune common stock then outstanding, will have the right to receive, upon exercise of the Tribune right, the number of shares of the acquiring company's common stock having a value equal to twice the exercise price of the Tribune right.

   Redemption of Rights. At any time prior to the acquisition by a person (other than the foundations) of beneficial ownership of 10% or more of the Tribune common stock then outstanding, the board of directors of Tribune may redeem all of the Tribune rights at a redemption price of $0.005 per right, subject to adjustment. The right to exercise the Tribune rights will terminate upon redemption and, at that time, the holders of the Tribune rights will have the right to receive only the redemption price for each Tribune right they hold.

   Amendment of Rights. At any time before a person (other than the foundations) becomes the beneficial owner of 10% or more of the Tribune common stock then outstanding, the terms of the existing Tribune rights agreement may be amended by the board of directors of Tribune without the approval of the holders of the rights. However, after the date any person (other than the foundations) acquires at least 10% of Tribune's outstanding common stock, the rights agreement may not be amended in any manner that would adversely affect the interests of the holders of the Tribune rights, excluding the interests of the acquiror. In connection with the merger, the Tribune rights agreement will be amended to make certain exceptions with respect to the Chandler Trusts.

   Termination of Rights. If not previously exercised, the Tribune rights will expire on January 5, 2008, unless Tribune earlier redeems or exchanges the Tribune rights or extends the expiration date.

   Anti-Takeover Effects. The Tribune rights have anti-takeover effects. Once the Tribune rights have become exercisable, in most cases the Tribune rights will cause substantial dilution to a person that attempts to acquire or merge with Tribune. Accordingly, the existence of the Tribune rights may deter potential acquirors from making a takeover proposal or a tender offer. The Tribune rights should not interfere with any merger or other business combination approved by the board of directors of Tribune because Tribune may redeem the Tribune rights and because the Tribune board of directors can amend the Tribune rights agreement so that a transaction approved by the Tribune board of directors would not cause the Tribune rights to become exercisable.

   Series A Junior Participating Preferred Stock. In connection with the Tribune rights, the board of directors of Tribune has authorized the issuance of 2,000,000 shares of Tribune preferred stock designated as Tribune series A junior participating preferred stock. The number of authorized shares of series A junior participating preferred stock will be increased in connection with the merger. Tribune designed the dividend, liquidation, voting and redemption features of the Tribune series A junior participating preferred stock so that the value of one two-hundredth of a share of Tribune series A junior participating preferred stock approximates the value of one share of Tribune common stock. Shares of Tribune series A junior participating preferred stock may only be purchased after the Tribune rights have become exercisable. The rights of the Tribune series A junior participating preferred stock as to dividends, liquidation and voting, and in the event of mergers or consolidations, are protected by customary antidilution provisions.

   Times Mirror has not adopted a stockholder rights plan.

              STOCK EXCHANGE LISTING; DELISTING AND DEREGISTRATION
                          OF TIMES MIRROR COMMON STOCK

   It is a condition to the merger that the shares of Tribune common stock to be issued in the merger be approved for listing on the New York Stock Exchange, subject to official notice of issuance. If the merger is completed, the Times Mirror common stock will no longer be listed on the New York Stock Exchange or any other exchange.

    REPRESENTATION OF THE CHANDLER TRUSTS ON THE TRIBUNE BOARD OF DIRECTORS

   Tribune has agreed that four persons associated with the Chandler Trusts, Messrs. Chandler, Goodan, Stinehart and Unterman, will become directors of Tribune upon the closing of the merger, bringing the number of Tribune directors to 16. Messrs. Chandler and Unterman will be in the class of directors with terms expiring in 2001. Mr. Goodan will be in the class of directors with terms expiring in 2002. Mr. Stinehart will be in the class of directors with terms expiring in 2003. Set forth below is information regarding each of Messrs. Chandler, Goodan, Stinehart and Unterman:

  . Jeffrey Chandler, 58, is president and chief executive officer of Chandler Ranch Co., one of the largest growers of avocados in California. Previously, he was president and chief executive officer of Western Telecommunications, Inc. He is also a trustee and a beneficiary of the Chandler Trusts.

  . Roger Goodan, 53, is Vice President of Marketing for Schlumberger Oilfield Services North America. He has held this position since February 1998. Prior to that, Mr. Goodan held management positions throughout Schlumberger including positions in operations, engineering and finance since 1973. Mr. Goodan has been a director of Times Mirror since December 1998. He is also a director of the Offshore Energy Center in Houston and the Stanford University Department of Athletics. He is also a beneficiary of the Chandler Trusts.

  . William Stinehart, Jr., 55, is a partner in the law firm of Gibson, Dunn & Crutcher LLP where he has practiced law since 1969. Mr. Stinehart is a member of the Board of Trustees of the Harvey and Mildred Mudd Foundation. Mr. Stinehart has been a director of Times Mirror since 1991. He is also a trustee of the Chandler Trusts.

  . Thomas Unterman, 55, is the managing member of Rustic Canyon Group, a private equity investment firm. Previously, he was executive vice president and chief financial officer of Times Mirror, responsible for the company's finance functions, including accounting, audit, strategic development, tax and investor relations. Mr. Unterman is a director of Hollywood, Inc. and Ticketmaster Online-CitySearch, Inc.

                            INDEPENDENT ACCOUNTANTS

   PricewaterhouseCoopers LLP, independent accountants, have audited the consolidated financial statements of Tribune incorporated by reference in its Annual Report on Form 10-K for the year ended December 26, 1999, as set forth in their report, which is incorporated in this proxy statement/prospectus. These consolidated financial statements are incorporated by reference in reliance on PricewaterhouseCoopers LLP's report, given on their authority as experts in accounting and auditing.

   The consolidated financial statements of Times Mirror appearing in Times Mirror's Annual Report (Form 10-K) for the year ended December 31, 1999, as amended by Form 10-K/A dated March 30, 2000, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon included therein and incorporated by reference in this proxy statement/prospectus and elsewhere in the registration statement. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

                                 LEGAL MATTERS

   The validity of the Tribune common stock to be issued in connection with the merger will be passed upon by Crane H. Kenney, Esq., Senior Vice President, General Counsel and Secretary of Tribune. Mr. Kenney is a participant in Tribune's stock option plan and various other employee benefit plans offered to employees of Tribune.

   Wachtell, Lipton, Rosen & Katz, counsel for Tribune, and Gibson, Dunn & Crutcher LLP, counsel for Times Mirror, will pass upon certain Federal income tax consequences of the merger for Tribune and Times Mirror, respectively.

                      WHERE YOU CAN FIND MORE INFORMATION

   Tribune and Times Mirror file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any such reports, statements or other information filed by either company at the Securities and Exchange Commission's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference rooms. The filings of Tribune and Times Mirror with the Securities and Exchange Commission are also available to the public from commercial document retrieval services and at the web site maintained by the Securities and Exchange Commission at "http://www.sec.gov."

   Tribune has filed a Registration Statement on Form S-4 to register with the Securities and Exchange Commission the Tribune common stock to be issued to Times Mirror stockholders in the merger. This document is a part of that registration statement and constitutes a prospectus of Tribune in addition to being a proxy statement of Times Mirror for Times Mirror's special meeting and a proxy statement of Tribune for Tribune's special meeting. As allowed by rules of the Securities and Exchange Commission, this document does not contain all the information you can find in the registration statement or the exhibits to the registration statement.

   The Securities and Exchange Commission allows us to "incorporate by reference" information into this proxy statement/prospectus. This means that we can disclose important information to you by referring you to another document filed separately with the Securities and Exchange Commission. The information incorporated by reference is deemed to be part of this proxy statement/prospectus, except for any information superseded by information in this proxy statement/prospectus. This proxy statement/prospectus incorporates important business and financial information about Tribune and Times Mirror that is not included in or delivered with this proxy statement/prospectus. This proxy statement/prospectus incorporates by reference the documents set forth below that have previously been filed with the Securities and Exchange Commission.

Tribune SEC Filing (File No. 1-8572)      Period/File Date


Annual Report on Form 10-K                Year ended December 26, 1999


Current Reports on Form 8-K               Filed on March 13, 2000 and March
                                          14, 2000


Proxy Statement                           The information contained in
                                          Tribune's Proxy Statement for its
                                          2000 annual meeting of stockholders
                                          to be held on May 2, 2000, that has
                                          been incorporated by reference in
                                          its Form 10-K for the year ended
                                          December 26, 1999


Times Mirror SEC Filing                   Period/File Date
  (File No. 1-13492)

Annual Report on Form 10-K as             Year ended December 31, 1999
amended by Amendment No. 1 on Form
10-K/A


Current Reports on Form 8-K               Filed on March 14, 2000 and April
                                          25, 2000

   We are also incorporating by reference additional documents that Tribune and Times Mirror file with the Securities and Exchange Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 between the date of this proxy statement/prospectus and the date of the special meetings.

   Tribune has supplied all information contained or incorporated by reference in this document relating to Tribune, and Times Mirror has supplied all information contained or incorporated by reference in this document relating to Times Mirror. Tribune and Times Mirror will send you the documents incorporated by reference without charge, excluding exhibits to the information that is incorporated by reference, unless the exhibits have been specifically incorporated by reference in this document.

   Stockholders may obtain documents incorporated by reference in this document without charge by requesting them in writing or by telephone from the appropriate party at the following addresses:

     Tribune Company              The Times Mirror Company
     435 North Michigan Avenue    Times Mirror Square
     Chicago, Illinois 60611      Los Angeles, California 90053
     Attention: Investor Contact  Attention: Investor Contacts
     Telephone: (312) 222-3787    Telephone: (213) 237-3955

   IF YOU WOULD LIKE TO REQUEST DOCUMENTS, INCLUDING ANY DOCUMENTS WE MAY SUBSEQUENTLY FILE WITH THE SECURITIES AND EXCHANGE COMMISSION BEFORE THE SPECIAL MEETINGS, PLEASE DO SO BY JUNE 5, 2000 SO THAT YOU WILL RECEIVE THEM BEFORE THE SPECIAL MEETINGS.

   This proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to purchase, the securities offered by this proxy statement/prospectus, or the solicitation of a proxy, in any jurisdiction to or from any person to whom or from whom it is unlawful to make such offer, solicitation of an offer or proxy solicitation in such jurisdiction. Neither the delivery of this proxy statement/prospectus nor any distribution of securities pursuant to this proxy statement/prospectus shall, under any circumstances, create any implication that there has been no change in the information set forth or incorporated into this proxy statement/prospectus by reference or in our affairs since the date of this proxy statement/prospectus.

   You should rely only on the information contained or incorporated by reference in this proxy statement/prospectus to vote on the merger. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement/prospectus. This proxy statement/prospectus is dated May 5, 2000. You should not assume that the information contained in this proxy statement/prospectus is accurate as of any date other than such date, and neither the mailing of the proxy statement/prospectus to stockholders nor the issuance of Tribune common stock in the merger shall create any implication to the contrary.

                                                                         ANNEX A

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          AGREEMENT AND PLAN OF MERGER

                                    Between

                                TRIBUNE COMPANY

                                      and

                            THE TIMES MIRROR COMPANY

                           Dated as of March 13, 2000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          AGREEMENT AND PLAN OF MERGER

   AGREEMENT AND PLAN OF MERGER, dated as of March 13, 2000, between Tribune Company, a Delaware corporation ("Tribune"), and The Times Mirror Company, a Delaware corporation (the "Company").

   WHEREAS, the Boards of Directors of Tribune and the Company each have determined that it is advisable and in the best interests of their respective stockholders for Tribune to acquire Company Common Shares in a tender offer followed by a merger of the Company with and into Tribune, upon the terms and subject to the conditions of this Agreement;

   WHEREAS, in furtherance thereof, it is proposed that Tribune will make a cash tender offer (as it may be amended from time to time as permitted under this Agreement, the "Offer") to acquire up to 28 million Company Common Shares (with such Company Common Shares to be purchased on a pro rata basis among Company Common Shares validly tendered and not withdrawn to the extent exceeding such number) at a purchase price of $95 per Company Common Share (such price or such higher price as may be paid in the Offer, the "Per Share Cash Amount"), net to the seller in cash;

   WHEREAS, the respective Boards of Directors of the Company and Tribune have each approved this Agreement and the merger (the "Merger") of the Company with and into Tribune following the consummation or expiration of the Offer and upon the terms and subject to the conditions of this Agreement;

   WHEREAS, the Board of Directors of the Company has determined that the consideration to be paid for the Company Common Shares in the Offer and the Merger, taken as a whole, is fair to the holders of such Company Common Shares and to recommend that the holders of such Company Common Shares accept the Offer and approve this Agreement and the transactions contemplated hereby;

   WHEREAS, for United States federal income tax purposes, it is intended that the Merger shall qualify as a tax-free reorganization within the meaning of
Section 368 of the Code;

   WHEREAS, Tribune and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Offer and the Merger; and

   WHEREAS, Tribune has required, as a condition to its willingness to enter into this Agreement, that certain stockholders (the "Stockholders") of the Company enter into a Voting Agreement (the "Voting Agreement") with Tribune, substantially in the form attached hereto as Exhibit A, concurrently with the execution and delivery of this Agreement.

   NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements set forth herein, Tribune and the Company hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

   As used in this Agreement, the following terms shall have the respective meanings set forth below:

     "Affiliate": As defined in Rule 12b-2 under the Exchange Act.

     "Authorization": As defined in Section 4.5.

     "Benefit Plans": As defined in Section 6.9(b).

     "Blue Sky Laws": As defined in Section 4.5.

     "Cash Electing Option": As defined in Section 3.4(a).

     "Cash Election": As defined in Section 3.1(c).

     "Cash Election Number": As defined in Section 3.1(c).

     "Cash Election Shares": As defined in Section 3.1(d).

     "Cash Fraction": As defined in Section 3.1(d).

     "Certificate of Merger": The certificate of merger with respect to the Merger, containing the provisions required by, and executed in accordance with, Section 251 of the DGCL.

     "Class I": As defined in Section 6.8(a).

     "Class II": As defined in Section 6.8(a).

     "Class III": As defined in Section 6.8(a).

     "Closing": The closing of the Merger.

     "Closing Date": The date on which the Closing occurs.

     "Code": The Internal Revenue Code of 1986, as amended, and all regulations promulgated thereunder, as in effect from time to time.

     "Common Exchange Ratio": As defined in Section 3.1(b).

     "Common Merger Consideration": As defined in Section 3.2(b).

     "Company": As defined in the Preamble.

     "Company Benefit Plans": As defined in Section 4.9(a).

     "Company Charter": The Restated Certificate of Incorporation of the Company, as amended to the date hereof.

     "Company Common Certificates": As defined in Section 3.1(g).

     "Company Common Shares": Company Series A Common Shares and Company Series C Common Shares.

     "Company Disclosure Statement": The disclosure statement, dated the date of this Agreement, delivered by the Company to Tribune.

     "Company Employees": As defined in Section 6.9(a).

     "Company Financial Advisor": As defined in Section 4.17.

     "Company Instruments": As defined in Section 3.5.

     "Company Option": As defined in Section 3.4(a).

     "Company Option Cash Out Amount": As defined in Section 3.4(a).

     "Company Permits": As defined in Section 4.12(a).

     "Company Preferred Shares": Company Series A Preferred Shares, Company Series D-1 Preferred Shares and Company Series D-2 Preferred Shares.

     "Company SEC Reports": As defined in Section 4.6.

     "Company Series A Common Shares": Shares of Series A Common Stock, par value $1.00 per share, of the Company.

     "Company Series A Preferred Shares": Shares of 8% Cumulative Conversion Preferred Stock, Series A, par value $1.00 per share, of the Company.

     "Company Series B Common Shares": Shares of Series B Common Stock, par value $1.00 per share, of the Company.

     "Company Series B Preferred Shares": As defined in Section 4.3(a).

     "Company Series C Common Shares": Shares of Series C Common Stock, par value $1.00 per share, of the Company.

     "Company Series C-1 Preferred Shares": Shares of Preferred Stock, Series C-1, par value $1.00 per share, of the Company.

     "Company Series C-2 Preferred Shares": Shares of Preferred Stock, Series C-2, par value $1.00 per share, of the Company.

     "Company Series D-1 Preferred Shares": Shares of Preferred Stock, Series D-1, par value $1.00 per share, of the Company.

     "Company Series D-2 Preferred Shares": Shares of Preferred Stock, Series D-2, par value $1.00 per share, of the Company.

     "Company Stockholder Approval": As defined in Section 4.4(a).

     "Company Stockholders' Meeting": As defined in Section 7.2(a).

     "Confidentiality Agreement": The Confidentiality Agreement, dated as of March 10, 2000, between Tribune and the Company.

     "Contract": As defined in Section 4.5.

     "control": With respect to any Person, the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise.

     "DGCL": The General Corporation Law of the State of Delaware.

     "Dissenting Shares": As defined in Section 3.1(l).

     "Effective Time": As defined in Section 2.5.

     "Election": As defined in Section 3.1(f).

     "Election Deadline": As defined in Section 3.1(i).

     "Employment Arrangements": As defined in Section 6.9(c).

     "Environmental Laws": As defined in Section 4.14(a).

     "ERISA": As defined in Section 4.9(a).

     "Excess Tribune Common Shares": As defined in Section 3.2(d).

     "Exchange Act": The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "Executive Arrangements": As defined in Section 6.9(c).

     "Expiration Date": As defined in Section 2.1(d).

     "FCC": As defined in Section 5.9.

     "Fee": As defined in Section 9.3(b).

     "Form of Election": As defined in Section 3.1(c).

     "Foundation": As defined in Section 7.9.

     "GAAP": As defined in Section 4.6.

     "Governmental Entity": As defined in Section 4.5.

     "Hazardous Substance": Any toxic or hazardous materials or substances, including asbestos, buried contaminants, chemicals, flammable explosives, radioactive materials, petroleum and petroleum products and other substances defined as, or included in the definition of, "hazardous substances", "hazardous wastes", "hazardous materials" or "toxic substances" under any Environmental Law.

     "HSR Act": As defined in Section 4.5.

     "Indemnified Parties": As defined in Section 6.6(a).

     "Independent Directors": As defined in Section 2.3.

     "Insurance Amount": As defined in Section 6.6(b).

     "Intellectual Property": All industrial and intellectual property rights, including Proprietary Technology, patents, patent applications, patent rights, trademarks, trademark applications, trademark rights, trade names, trade name rights and registrations, service marks, service mark applications, service mark rights and registrations, copyrights, know-how, licenses, trade secrets, proprietary processes, formulae and customer lists.

     "Intellectual Property Rights": As defined in Section 4.15.

     "IRS": As defined in Section 4.9(a).

     "Knowledge": As it is applied to the Company and its Subsidiaries or Tribune and its Subsidiaries means actual knowledge of the executive officers of the Company or Tribune, respectively, as listed in the most recent Annual Report on Form 10-K of the Company or Tribune, respectively.

     "Law": Any federal, state, local or foreign law, statute, code, ordinance, rule, regulation promulgated, or order, judgment, writ, stipulation, award, injunction or decree entered, by a Governmental Entity.

     "Liens": As defined in Section 4.2.

     "Material Adverse Effect": With respect to Tribune, a material adverse effect on the business, properties, operations or condition (financial or otherwise) of Tribune and its Subsidiaries taken as a whole, other than any such effect arising out of or resulting from general economic conditions or from changes in or generally affecting the industries in which Tribune and its Subsidiaries operate or, except with respect to the representations and warranties set forth in Section 5.4, any effect arising out of this Agreement or the transactions contemplated hereby or the public announcement hereof. With respect to the Company, a material adverse effect on the business, properties, operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, other than any such effect arising out of or resulting from general economic conditions or from changes in or generally affecting the industries in which the Company and its Subsidiaries operate or, except with respect to the representations and warranties set forth in Section 4.5, any effect arising out of this Agreement or the transactions contemplated hereby or the public announcement hereof.

     "Material Contracts": As defined in Section 4.10(a).

     "Merger": As defined in the Recitals.

     "Minimum Condition": As defined in Annex I.

     "Mixed Consideration": As defined in Section 3.1(b).

     "Mixed Election": As defined in Section 3.1(f).

     "Multiemployer Plan": As defined in Section 4.9(b).

     "Multiple Employer Plan": As defined in Section 4.9(b).

     "No Election Shares": As defined in Section 3.1(h).

     "NYSE": The New York Stock Exchange, Inc.

     "Offer": As defined in the Recitals.

     "Offer Documents": As defined in Section 2.1(c).

     "Offer to Purchase": As defined in Section 2.1(c).

     "Paying Agent": As defined in Section 3.1(g).

     "PBGC": As defined in Section 4.9(b).

     "Per Share Cash Amount": As defined in the Recitals.

     "Permit": Any permit, grant, authorization, exception, consent, certificate, clearance, license, variance, exemption, order, concession, franchise or approval of any Governmental Entity.

     "Person": Any individual or corporation, company, partnership, trust, incorporated or unincorporated association, joint venture or other entity of any kind.

     "Proprietary Technology": All proprietary processes, formulae, inventions, trade secrets, know-how, development tools and other proprietary rights used by the Company and/or its Affiliates or Tribune and/or its Subsidiaries, as the case may be, pertaining to any product, software or service manufactured, marketed, licensed or sold by the Company and/or its Affiliates or Tribune and/or its Subsidiaries, as the case may be, in the conduct of their business or used, employed or exploited in the development, license, sale, marketing, distribution or maintenance thereof, and all documentation and media constituting, describing or relating to the above, including manuals, memoranda, know-how, notebooks, software, records and disclosures.

     "Proxy Statement": As defined in Section 7.1(a).

     "Registration Statement": As defined in Section 7.1(a).

     "Representatives": As defined in Section 7.3.

     "Rights": Tribune's preferred share purchase rights issued pursuant to the Rights Agreement, dated as of December 12, 1997, by and between Tribune and First Chicago Trust Company of New York, as Rights Agent.

     "Rule 145 Affiliate": As defined in Section 7.8.

     "Schedule 14D-9": As defined in Section 2.2(b).

     "SEC": The Securities and Exchange Commission.

     "Section 16": As defined in Section 6.9(b).

     "Securities Act": The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "Share Issuance": As defined in Section 5.3.

     "Share Purchase Date": As defined in Section 2.1(b).

     "Shares Representative": As defined in Section 3.1(c).

     "Stock Electing Option": As defined in Section 3.4(a).

     "Stock Election": As defined in Section 3.1(e).

     "Stockholders": As defined in the Preamble.

     "Subsidiary": With respect to any Person, any other Person of which such first Person (either alone or through or together with any other Subsidiary) owns, directly or indirectly, a majority of the stock or other equity interests the holders of which are generally entitled to vote for the election of the Board of Directors or other governing body of such Person.

     "Superior Proposal": As defined in Section 6.3(c).

     "Surviving Corporation": As defined in Section 2.4.

     "Takeover Proposal": Any proposal for a merger, consolidation, share exchange, business combination or other similar transaction involving the Company or any of its Subsidiaries, or any proposal or offer to acquire, directly or indirectly, 20% or more of the voting securities or equity interests of, or a substantial portion of the assets of, the Company or any of its Subsidiaries, other than the transactions contemplated by this Agreement.

     "Tax": Any United States federal, state, county or local, or foreign or provincial income, gross receipts, property, sales, use, license, excise, franchise, employment, payroll, value added, alternative or added minimum, ad valorem or transfer tax, or any other tax, custom, duty or governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or penalty imposed by any Governmental Entity.

     "Tax Return": A report, return or other information (including any attached schedules or any amendments to such report, return or other information) required to be supplied to or filed with a Governmental Entity with respect to any Tax, including an information return, claim for refund, amended return or declaration or estimated Tax.

     "368 Reorganization": As defined in Section 7.6(a).

     "Tribune": As defined in the Preamble.

     "Tribune Charter Amendment": An amendment to Tribune's Restated Certificate of Incorporation containing the provisions set forth in Exhibit B.

     "Tribune Common Shares": Shares of Common Stock, without par value, of Tribune.

     "Tribune Disclosure Statement": The disclosure statement, dated the date of this Agreement, delivered by Tribune to the Company.

     "Tribune Option": As defined in Section 3.4(a).

     "Tribune Permits": As defined in Section 5.9.

     "Tribune SEC Reports": As defined in Section 5.5.

     "Tribune Stockholder Approval": As defined in Section 5.3.

     "Tribune Stockholders' Meeting": As defined in Section 7.2(b).

     "Voting Agreement": As defined in the Preamble.

     "Welfare Plan": As defined in Section 6.9(b).

     "Wholly-Owned Subsidiary": With respect to any Person, a Subsidiary of such Person all of the equity and voting interest in which is owned, directly or indirectly, by such Person.

                                   ARTICLE II

                            THE OFFER AND THE MERGER

   SECTION 2.1. The Offer. (a) Provided that this Agreement shall not have been terminated in accordance with Section 9.1 hereof and none of the events set forth in Annex I hereto shall have occurred and be existing, Tribune shall commence (within the meaning of Rule 14d-2 under the Exchange Act) the Offer as promptly as reasonably practicable, but in no event later than seven business days following the public announcement by Tribune and the Company of the execution of this Agreement. The obligation of Tribune to accept for payment and pay for any Company Common Shares tendered pursuant to the Offer shall be subject to the satisfaction of the conditions set forth in Annex I. Tribune expressly reserves the right from time to time, subject to Sections 2.1(b) and 2.1(d), without the consent of the Company to waive any such conditions and to increase the Per Share Cash Amount. The Per Share Cash Amount shall be net to the seller in cash, without interest, subject to reduction only for any applicable withholding taxes or stock transfer taxes payable by the seller. The Company agrees that no Shares held by the Company or any Subsidiary of the Company will be tendered pursuant to the Offer.

   (b) Without the prior written consent of the Company, Tribune shall not (i) decrease the Per Share Cash Amount or change the form of consideration payable in the Offer, (ii) seek to purchase fewer than 28 million Company Common Shares, or (iii) impose conditions to the Offer in addition to those set forth in Annex I hereto, or amend any other term or condition of the Offer in any manner materially adverse to the holders of Company Common Shares. Upon the terms and subject to the conditions of the Offer and this Agreement, Tribune will accept for payment and purchase, as soon as permitted under the terms of the Offer and applicable law, all Company Common Shares validly tendered and not withdrawn prior to the expiration of the Offer. Tribune shall not provide for a subsequent offering period in accordance with Rule 14d-11 under the Exchange Act.

   (c) The Offer shall be made by means of an offer to purchase (the "Offer to Purchase") having the conditions set forth in Annex I hereto. As soon as reasonably practicable on the date the Offer is commenced, Tribune shall file with the SEC a Tender Offer Statement on Schedule TO (together with all amendments and supplements thereto, the "Schedule TO") with respect to the Offer that will comply in all material respects with the provisions of all applicable federal securities laws, and will contain (including as an exhibit) or incorporate by reference the Offer to Purchase and forms of the related letter of transmittal and summary advertisement (which documents, together with any supplements or amendments thereto, are referred to collectively herein as the "Offer Documents"), which shall be mailed to the holders of Company Common Shares. Tribune agrees to promptly correct the Schedule TO and the Offer Documents if and to the extent that they shall have become false or misleading in any material respect (and the Company, with respect to information supplied by it specifically for use in the Schedule TO or the Offer Documents, shall promptly notify Tribune of any required corrections of such information and shall cooperate with Tribune with respect to correcting such information) and to supplement the Schedule TO or the Offer Documents to include any information that shall become necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (and the Company shall supplement the information provided by it specifically for use in the Schedule TO or the Offer Documents, shall promptly notify Tribune of any required corrections of such information and shall cooperate with Tribune with respect to correcting such information) and Tribune further agrees to supplement the Schedule TO or the Offer Documents to include any information that shall become necessary in order to make the statements therein that are based on such provided information, in light of the circumstances under which they were made, not misleading, and to take all steps necessary to cause the Schedule TO, as so corrected or supplemented, to be filed with the SEC and the Offer Documents, as so corrected or supplemented, to be disseminated to holders of Company Common Shares, in each case to the extent required by applicable federal securities laws. The Company and its counsel shall be given a reasonable opportunity to review and comment on the Schedule TO and any Offer Documents before they are filed with the SEC.

   (d) The Offer to Purchase shall provide for an initial expiration date of 20 business days (as defined in Rule 14d-1 under the Exchange Act) from and including the date of commencement of the Offer (the "Expiration Date"). Unless this Agreement shall have been terminated pursuant to Section 9.1 hereof, Tribune agrees that it shall not, without the consent of the Company, terminate or withdraw the Offer or extend the Expiration Date of the Offer; provided, however, that without the consent of the Company, Tribune shall have the right to terminate or withdraw the Offer or extend the Offer from time to time, but in any event not more than 20 days, if at the then-scheduled Expiration Date of the Offer the conditions to the Offer described in Annex I hereto shall have not been satisfied or earlier waived.

   SECTION 2.2. Company Action. (a) The Company hereby approves of and consents to the Offer and represents and warrants that the Board of Directors, at a meeting duly called and held on March 12, 2000, acting by unanimous vote, (i) approved and adopted this Agreement and the transactions contemplated hereby, including the Offer and the Merger, and the Voting Agreement; (ii) recommended that the holders of Company Common Shares who desire cash for their Shares at this time accept the Offer, tender their Company Common Shares pursuant to the Offer and approve this Agreement and the transactions contemplated hereby, including the Merger; and (iii) determined that this Agreement and the transactions contemplated hereby, including the Offer and the Merger, are advisable, fair to and in the best interests of the stockholders of the Company.

   (b) The Company hereby agrees to file with the SEC, as promptly as practicable after the filing by Tribune of the Schedule TO with respect to the Offer but in any event on the date such Schedule TO is filed with the SEC, a Tender Offer Solicitation/Recommendation Statement on Schedule 14D-9 (together with any amendments or supplements thereto, the "Schedule 14D-9") that (i) will comply in all material respects with the provisions of all applicable federal securities laws and (ii) will include the opinion of the Company Financial Advisor referred to in Section 4.17 hereof. The Company agrees to mail such
Schedule 14D-9 to the holders of Company Common Shares along with the Offer Documents promptly after the commencement of the Offer. The Company agrees that the Schedule 14D-9 and the Offer Documents shall contain the recommendations of the Company's Board of Directors described in Sections 1.2(a) hereof. The Company agrees promptly to correct the Schedule 14D-9 if and to the extent that it shall become false or misleading in any material respect (and Tribune, with respect to information supplied by it specifically for use in the Schedule 14D-9, shall promptly notify the Company of any required corrections of such information and cooperate with the Company with respect to correcting such information) and to supplement the information contained in the Schedule 14D-9 to include any information that shall become necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (and Tribune shall supplement the information provided by it specifically for use in the Schedule 14D-9 to include any information that shall become necessary in order to make the statements therein that are based on such provided information, in light of the circumstances under which they were made, not misleading), and the Company shall take all steps necessary to cause the Schedule 14D-9, as so corrected or supplemented, to be filed with the SEC and disseminated to the holders of Company Common Shares, in each case to the extent required by applicable federal securities laws. Tribune and its counsel shall be given a reasonable opportunity to review and comment on the
Schedule 14D-9 before it is filed with the SEC.

   (c) In connection with the Offer, the Company shall promptly following execution of this Agreement furnish Tribune with mailing labels containing the names and addressees of all record holders of Company Common Shares, non-objecting beneficial owners list and security position listings of Company Common Shares held in stock depositories, each as of a recent date, and shall promptly furnish Tribune with such additional information, including updated lists of stockholders, mailing labels and security position listings, and such other information and assistance as Parent or its agents may reasonably request for the purpose of communicating the Offer to the record and beneficial holders of Company Common Shares.

   SECTION 2.3. Directors Following Offer. Promptly upon the purchase by Tribune of Company Common Shares pursuant to the Offer, Tribune shall be entitled to designate such number of directors on the Board of Directors of the Company as will give Tribune, subject to compliance with Section 14(f) of the Exchange Act, (a) in the event Tribune purchases at least 15 million Company Common Shares pursuant to the Offer, representation on the Board of Directors of the Company constituting a majority of the total number of directors on the Board of Directors and (b) in the event Tribune purchases fewer than 15 million Company Common Shares pursuant to the Offer, representation on the Board of Directors of the Company in the same proportion as the number of Company Common Shares purchased by Tribune pursuant to the Offer bears to the total number of Company Common Shares deemed outstanding for financial reporting purposes. At such time, the Company will also cause, if requested by Tribune, (i) each committee of the Board of Directors of the Company, (ii) the board of directors of each of the Company's Subsidiaries and
(iii) if requested by Tribune, each committee of each such Subsidiary board to include individuals designated by Tribune constituting up to the same percentage of each such committee or board as Tribune designees constitute on the Company's Board of Directors. The Company shall, upon request by Tribune, promptly take all actions necessary to cause Tribune's designees to be elected or appointed to the Board of Directors of the Company in accordance with the terms of this Section 2.3, including by increasing the size of the Board of Directors and/or, at the Company's election, securing the resignations of such number of directors as is necessary to enable Tribune's designees to be elected to the Company's Board of Directors in accordance with the terms of this
Section 2.3. Tribune's designees shall serve as evenly as possible among the classes of the Company's Board of Directors. In the event that Tribune's designees are appointed or elected to the Company's Board of Directors, until the Effective Time, those continuing members of the Company's Board of Directors who are directors on the date hereof and who are neither officers of the Company nor designees, Affiliates or associates (within the meaning of the federal securities laws) of Tribune shall be deemed the "Independent Directors" for purposes of the provisions of this Agreement. Subject to applicable law, the Company shall promptly take all action necessary pursuant to Section 14(f) of the Exchange Act and Rule 14f-1 promulgated thereunder in order to fulfill its obligations under this Section 2.3 and shall include in the Schedule 14D-9 mailed to holders of Company Common Shares promptly after the commencement of the Offer (or an amendment thereof or an information statement pursuant to Rule 14f-1 if Tribune has not theretofore designated directors or timely provided the requisite information) such information with respect to the Company and its officers and directors as is required under Section 14(f) and Rule 14f-1 in order to fulfill its obligations under this Section 2.3. Tribune will supply the Company any information with respect to itself and its nominees, officers, directors and Affiliates required by Section 14(f) and Rule 14 f-1. Notwithstanding anything in this Agreement to the contrary, following the time directors designated by Tribune are appointed or elected to the Company's Board of Directors and prior to the Effective Time, the affirmative vote of a majority of the Independent Directors shall be required to (i) amend or terminate this Agreement on behalf of the Company, (ii) exercise or waive any of the Company's rights or remedies hereunder, (iii) extend the time for performance of Tribune's obligations hereunder, (iv) take any other action by the Company in connection with this Agreement required to be taken by the Company's Board of Directors, or (v) take any action on behalf of the Company with respect to the matters covered by Section 6.9 or any other action taken by the Company in connection with the transactions contemplated by this Agreement, and such affirmative majority vote shall be sufficient to take any such action. In the event the Merger Agreement is terminated after consummation of the Offer, but without consummation of the Merger, Tribune will secure the resignation from the Company's Board of Directors of such number of Tribune's designees, if any, as may be necessary to cause Tribune's representation on the Company's Board of Directors (and any committees thereof) to be in the same proportion as the number of Company Common Shares then beneficially owned by Tribune bears to the total number of Company Common Shares deemed outstanding for financial reporting purposes.

   SECTION 2.4. The Merger. Subject to the terms and conditions of this Agreement, at the Effective Time, the Company shall be merged with and into Tribune in accordance with the provisions of Section 251 of the DGCL and with the effect provided in the DGCL. The separate corporate existence of the Company shall thereupon cease and Tribune shall be the surviving corporation in the Merger (the "Surviving Corporation") and shall continue to be governed by the laws of the State of Delaware.

   SECTION 2.5. Effective Time. The Merger shall become effective on the date and at the time (the "Effective Time") that the Certificate of Merger shall have been accepted for filing by the Secretary of State of the State of Delaware (or such later date and time as may be specified in the Certificate of Merger), which shall be on the Closing Date or as soon as practicable thereafter.

   SECTION 2.6. Closing. Subject to the fulfillment or waiver of the conditions set forth in Article VIII, the Closing shall take place (a) at the offices of Gibson, Dunn & Crutcher LLP, 333 South Grand Avenue, Los Angeles, California, at 9:00 a.m. local time on the earliest practicable date (but no later than the fifth business day) following the satisfaction or waiver of the conditions set forth in Article VIII (other than those conditions to be satisfied or waived at the Closing) or (b) at such other place and/or time and/or on such other date as Tribune and the Company may agree.

   SECTION 2.7. Certificate of Incorporation and By-Laws. (a) At the Effective Time, the certificate of incorporation of Tribune in effect immediately prior to the Effective Time, as amended by the Tribune Charter Amendment, shall be the certificate of incorporation of the Surviving Corporation, until duly amended in accordance with the terms thereof and of the DGCL.

   (b) The by-laws of Tribune immediately prior to the Effective Time, as amended by the by-law amendments contemplated by Exhibit C hereto, shall be the by-laws of the Surviving Corporation, until duly amended in accordance with the terms thereof, of the certificate of incorporation of the Surviving Corporation and of the DGCL.

   SECTION 2.8. Directors. Subject to Section 6.8(a), the directors of Tribune immediately prior to the Effective Time shall be the directors of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

   SECTION 2.9. Officers. The officers of Tribune immediately prior to the Effective Time shall be the officers of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

                                  ARTICLE III

     EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE COMPANY; EXCHANGE OF
                                  CERTIFICATES

   SECTION 3.1. Effect of the Merger on Common Stock. At the Effective Time, by virtue of the Merger and without any action on the part of any holder of any capital stock of the Company:

     (a) Cancellation of Certain Company Common Stock. Each Company Common Share that is owned by the Company or by Tribune or any of Tribune's Wholly-Owned Subsidiaries, shall be canceled and shall cease to exist, and no stock of Tribune or other consideration shall be delivered in exchange therefor.

     (b) Conversion of Company Common Shares. Subject to the provisions of this Section 3.1, each Company Common Share, other than Dissenting Shares and shares canceled pursuant to Section 3.1(a), issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive (i) the Per Share Cash Amount, without interest, or (ii) 2.5 Tribune Common Shares (the "Common Exchange Ratio") (together with associated Rights) or (iii) a combination of cash and Tribune Common Shares (together with the associated Rights) determined in accordance with this Section (the "Mixed Consideration").

     (c) Cash Election. Subject to the immediately following sentence, each record holder of Company Common Shares immediately prior to the Effective Time shall be entitled to elect to receive cash for all or any part of such holder's Company Common Shares (a "Cash Election"). Notwithstanding the foregoing and subject to Section 3.1(j), the aggregate number of Company Common Shares that may be converted into the right to receive cash in the Merger (the "Cash Election Number") shall be no greater than (i) 28 million, minus (ii) the number of Company Common Shares purchased in the Offer, minus (iii) any Dissenting Shares, minus (iv) any Company Common Shares acquired by Tribune or any of its Wholly-

  Owned Subsidiaries following consummation or expiration of the Offer and prior to the Effective Time. Cash Elections shall be made on a form designed for that purpose (a "Form of Election"). A holder of record of Company Common Shares who holds such Company Common Shares as nominee, trustee or in another representative capacity (a "Shares Representative") may submit multiple Forms of Election; provided, that such Shares Representative certifies that each such Form of Election covers all the Company Common Shares held by such Shares Representative for a particular beneficial owner.

     (d) Cash Election Shares. If the aggregate number of Company Common Shares covered by Cash Elections (the "Cash Election Shares") exceeds the Cash Election Number, each Cash Election Share shall be converted into (i) the right to receive an amount in cash, without interest, equal to the product of (A) the Per Share Cash Amount and (B) a fraction (the "Cash Fraction"), the numerator of which shall be the Cash Election Number and the denominator of which shall be the total number of Cash Election Shares, and (ii) a number of Tribune Common Shares equal to the product of (A) the Common Exchange Ratio and (B) a fraction equal to one minus the Cash Fraction.

     (e) Stock Election. Each record holder of Company Common Shares immediately prior to the Effective Time shall be entitled to elect to receive Tribune Common Shares (together with the associated Rights) for all or any part of such holder's Company Common Shares (a "Stock Election"). There shall not be any limit on the number of Company Common Shares that may be converted into the right to receive Tribune Common Shares in the Merger. Stock Elections shall be made on a Form of Election. A Shares Representative may submit multiple Forms of Election; provided, that such Shares Representative certifies that each such Form of Election covers all the Company Common Shares held by such Shares Representatives for a particular beneficial owner.

     (f) Mixed Election. Subject to the immediately following sentence, each record holder of Company Common Shares immediately prior to the Effective Time shall be entitled to elect to receive Tribune Common Shares (together with the associated Rights) for part of such holder's Company Common Shares and cash for the remaining part of such holder's Company Common Shares (the "Mixed Election" and, collectively with the Stock Election and the Cash Election, the "Election"). Notwithstanding the foregoing and subject to
  Section 3.1(j), the aggregate number of Company Common Shares that may be converted into the right to receive the Per Share Cash Amount shall be no greater than (i) 28 million minus (ii) the number of Company Common Shares purchased in the Offer, minus (iii) any Dissenting Shares, minus (iv) any Company Common Shares acquired by Tribune or any of its Wholly-Owned Subsidiaries following the consummation or expiration of the Offer and prior to the Effective Time. Mixed Elections shall be made on a Form of Election. A Shares Representative may submit multiple Forms of Election; provided, that such Shares Representative certifies that each such Form of Election covers all the Company Common Shares held by such Shares Representative for a particular beneficial owner. With respect to each holder of Company Common Shares who makes a Mixed Election, the Company Common Shares such holder elects to be converted into the right to receive the Per Share Cash Amount shall be treated as Cash Election Shares for purposes of the provisions contained in Section 3.1(c), (d) and (j), and the Company Common Shares such holder elects to be converted into the right to receive Tribune Common Shares shall be treated as Company Common Shares with respect to which Stock Elections are made for purposes of the provisions contained in Sections 3.1(e) and (j).

     (g) Form of Election. To be effective, a Form of Election must be properly completed, signed and submitted to Tribune's transfer agent and registrar, as paying agent, or such other paying agent as may be selected by Tribune and reasonably acceptable to the Company (the "Paying Agent"), and accompanied by the certificates representing the Company Common Shares ("Company Common Certificates") as to which the election is being made (or by an appropriate guarantee of delivery of such Company Common Certificates signed by a firm that is a member of any registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agent's Medallion

  Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program). Tribune shall have the discretion, which it may delegate in whole or in part to the Paying Agent, to determine whether Forms of Election have been properly completed, signed and submitted or revoked and to disregard immaterial defects in Forms of Election. The decision of Tribune (or the Paying Agent) in such matters shall be conclusive and binding. Neither Tribune nor the Paying Agent shall be under any obligation to notify any person of any defect in a Form of Election submitted to the Paying Agent. The Paying Agent shall also make all computations contemplated by this Section 3.1, and all such computations shall be conclusive and binding on the holders of Company Common Shares and shall be subject to the provisions of Section 3.1(c), (d) and (j).

     (h) Deemed Non-Election. For the purposes hereof, a holder of Company Common Shares who does not submit a Form of Election that is received by the Paying Agent prior to the Election Deadline (the "No Election Shares") shall be deemed not to have made a Cash Election, Stock Election or Mixed Election. If Tribune or the Paying Agent shall determine that any purported Election was not properly made, the shares subject to such improperly made Election shall be treated as No Election Shares. No Election Shares shall be treated by the Company as Cash Election Shares and shall be subject to the provisions of Sections 3.1(c), (d) and (j).

     (i) Election Deadline. Tribune and the Company shall each use all reasonable best efforts to cause copies of the Form of Election to be mailed to the record holders of the Company Common Shares not less than thirty days prior to the Effective Time and to make the Form of Election available to all persons who become record holders of Company Common Shares subsequent to the date of such mailing and no later than the last business day prior to the Election Deadline. A Form of Election must be received by the Paying Agent by 5:00 p.m., New York City time, on the seventh business day after the Effective Time (the "Election Deadline") in order to be effective. All elections may be revoked until the Election Deadline in writing by the record holders submitting Forms of Election.

     (j) Adjustment Per Tax Opinion. Notwithstanding anything in this Article III to the contrary, the number of Company Common Shares to be converted into the right to receive the Tribune Common Shares in the Merger shall be not less than the number which would cause the ratio of (i) the average price per Tribune Common Share on the NYSE on the Closing Date times the aggregate number of Tribune Common Shares to be paid as Common Merger Consideration pursuant to Section 3.1 with respect to Company Common Shares that are deemed outstanding for federal income tax purposes, to (ii) the sum of (A) the amount set forth in the preceding clause (i) plus (B) the aggregate Per Share Cash Amount to be paid pursuant to Section 3.1 plus (C) the number of Dissenting Shares times the Per Share Cash Amount plus (D) the aggregate amount of cash paid for Company Common Shares purchased in the Offer plus (E) the aggregate amount of cash paid by Tribune or any of its Wholly-Owned Subsidiaries to acquire Company Common Shares following completion or expiration of the Offer and prior to the Effective Time plus
  (F) any other amounts paid by Tribune or the Company (or any Person related to Tribune or the Company within the meaning of Treasury Regulation Sections 1.368-1(e) and 1.368-1T(e)) to, or on behalf of, any stockholder of the Company in connection with the sale, redemption or other disposition of any Company stock in connection with the Merger for purposes of Treasury Regulation Sections 1.368-1(e) and 1.368-1T(e) plus (G) any extraordinary dividend distributed by the Company prior to and in connection with the Merger for purposes of Treasury Regulation Section 1.368-1T(e), to be 45%. To the extent the application of this Section 3.1(j) results in the number of Company Common Shares to be converted into the right to receive the Tribune Common Shares in the Merger being increased, the number of Company Common Shares to be converted into the right to receive the Per Share Cash Amount (and, therefore, the Cash Election Number) will be reduced accordingly.

     (k) Anti-Dilution Provisions. In the event Tribune (i) changes (or establishes a record date for changing) the number of Tribune Common Shares issued and outstanding prior to the Effective Time as a result of a stock split, stock dividend, stock combination, recapitalization, reclassification, reorganization or similar transaction with respect to the outstanding Tribune Common Shares or (ii) pays or makes an extraordinary dividend or distribution in respect of Tribune Common Shares (other than a distribution referred to in clause (i) of this sentence) and, in either case, the record date therefor shall be prior to the Effective Time, the Common Merger Consideration shall be proportionately adjusted. Regular quarterly cash dividends and increases thereon shall not be considered extraordinary for purposes of the preceding sentence.

     (l) Dissenting Shares. To the extent that holders thereof are entitled to appraisal rights under Section 262 of the DGCL, Company Common Shares issued and outstanding immediately prior to the Effective Time and held by a holder who has properly exercised and perfected his demand for appraisal rights under Section 262 of the DGCL (the "Dissenting Shares"), shall not be converted into the right to receive the Common Merger Consideration, but the holders of Dissenting Shares shall be entitled to receive from the Company such consideration as shall be determined pursuant to Section 262 of the DGCL; provided, however, that if any such holder shall have failed to perfect or shall effectively withdraw or lose his right to appraisal and payment under the DGCL, each of such holder's Company Common Shares shall thereupon be deemed to have been converted as of the Effective Time into the right to receive the Per Share Cash Amount, without any interest thereon, and such shares shall not be deemed to be Dissenting Shares.

     (m) Company Elections. The Company shall cause a Stock Election to be made with respect to each Company Common Share owned beneficially or of record by any Subsidiary of the Company or any other Affiliate of the Company controlled by the Company.

   SECTION 3.2. Exchange of Certificates.

   (a) Deposit with Paying Agent. As soon as practicable after the Effective Time, Tribune shall deposit with the Paying Agent, pursuant to an agreement in form and substance reasonably acceptable to Tribune and the Company, an amount of cash and certificates representing Tribune Common Shares required to effect the conversion of Company Common Shares into Tribune Common Shares and cash in accordance with Section 3.1.

   (b) Exchange and Payment Procedures. As soon as practicable after the Effective Time or, if Tribune determines appropriate, together with or as part of the Election Form, Tribune shall cause the Paying Agent to mail to each holder of record as of the Effective Time of a Company Common Certificate representing Company Common Shares that have been converted pursuant to Section 3.1: (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Company Common Certificates shall pass, only upon actual delivery of the Company Common Certificates to the Paying Agent) and (ii) instructions for effecting the surrender of the Company Common Certificates and receiving the Common Merger Consideration which such holder shall be entitled therefor pursuant to Section 3.1. Upon surrender of a Company Common Certificate to the Paying Agent for cancellation, together with a duly executed letter of transmittal and such other documents as the Paying Agent may require, the holder of such Company Common Certificate shall be entitled to receive in exchange therefor, as soon as practicable after the Effective Time, (A) a certificate representing that number of Tribune Common Shares into which the Company Common Shares previously represented by such Company Common Certificate have been converted in accordance with Section 3.1,
(B) the cash to which such holder is entitled in accordance with Section 3.1 and (C) the cash in lieu of fractional Tribune Common Shares to which such holder has the right to receive pursuant to Section 3.2(d) (the Tribune Common Shares and cash described in clauses (A), (B) and (C) above being referred to collectively as the "Common Merger Consideration"). In the event the Common Merger Consideration is to be delivered to any Person who is not the Person in whose name the Company Common Certificate surrendered in exchange therefor is registered in the transfer records of Company, the Common Merger Consideration may be delivered to a transferee if the Company Common Certificate is presented to the Paying Agent, accompanied by all documents required to evidence and effect such transfer and by evidence satisfactory to the Paying Agent that any applicable stock transfer taxes have been paid. Until surrendered as contemplated by this Section 3.2, each Company Common Certificate (other than a Company Common Certificate representing Company Common Shares to be canceled in accordance with Section 3.1(a)) shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Common Merger Consideration contemplated by this Section 3.2. No interest will be paid or will accrue on any cash payable to holders of Company Common Certificates pursuant to provisions of this
Article III.

   (c) Distribution with Respect to Unexchanged Shares. No dividends or other distributions declared or made after the Effective Time with respect to Tribune Common Shares with a record date after the Effective Time shall be paid to the holder of any unsurrendered Company Common Certificate with respect to the Tribune Common Shares represented thereby and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to Section 3.2(d) until the holder of record of such Company Common Certificate shall surrender such Company Common Certificate. Subject to the effect of unclaimed property, escheat and other applicable Laws, following surrender of any such Company Common Certificate, there shall be paid to the record holder of the certificates representing whole Tribune Common Shares issued in exchange therefor, without interest, (i) at the time of such surrender, the amount of any cash payable in lieu of a fractional Tribune Common Share to which such holder is entitled pursuant to Section 3.2(d) and the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole Tribune Common Shares and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole Tribune Common Shares.

   (d) No Fractional Securities. In lieu of any fractional securities, each holder of Company Common Shares who would otherwise have been entitled to a fraction of a Tribune Common Share upon surrender of Company Common Certificates for exchange pursuant to this Article III will be paid an amount in cash, without interest, equal to such holder's proportionate interest in the net proceeds from the sale or sales in the open market by the Paying Agent, on behalf of all such holders, of the aggregate fractional Tribune Common Shares issued pursuant to this Article III. As soon as practicable following the Effective Time, the Paying Agent shall determine the excess of (i) the number of full Tribune Common Shares delivered to the Paying Agent by Tribune over
(ii) the aggregate number of full Tribune Common Shares to be distributed to holders of Company Common Shares (such excess, the "Excess Tribune Common Shares"). The Paying Agent, as agent for the former holders of Company Common Shares, shall sell the Excess Tribune Common Shares at the prevailing prices on the NYSE. The sales of the Excess Tribune Common Shares by the Paying Agent shall be executed on the NYSE through one or more member firms of the NYSE and shall be executed in round lots to the extent practicable. Tribune shall pay all commissions, transfer taxes and other out-of-pocket transaction costs, including the expenses and compensation of the Paying Agent, incurred in connection with such sale of Excess Tribune Common Shares. Until the net proceeds of such sale have been distributed to the former holders of Company Common Shares, the Paying Agent will hold such proceeds in trust for such former holders. As soon as practicable after the determination of the amount of cash to be paid to former holders of Company Common Shares in lieu of any fractional interests, the Paying Agent shall make available in accordance with this Agreement such amounts to such former holders.

   (e) Termination of Paying Agent. Any certificates representing Tribune Common Shares deposited with the Paying Agent pursuant to Section 3.2(a) and not exchanged within six months after the Effective Time pursuant this Section
3.2 shall be returned by the Paying Agent to Tribune, which shall thereafter act as Paying Agent. All funds held by the Paying Agent for payment to the holders of unsurrendered Company Common Certificates and unclaimed at the end of one year from the Effective Time shall be returned to the Surviving Corporation, after which time any holder of unsurrendered Company Common Certificates shall look as a general creditor only to Tribune for payment of such funds to which such holder may be due, subject to applicable Law.

   SECTION 3.3. Effect of the Merger on Preferred Stock. At the Effective Time, by virtue of the Merger and without any action on the part of any holder of any capital stock of the Company:

     (a) Each Company Preferred Share that is owned by the Company or by Tribune shall be canceled and shall cease to exist, and no stock of Tribune or other consideration shall be delivered in exchange therefor.

     (b) Each Company Series A Preferred Share issued and outstanding immediately prior to the Effective Time shall be converted, automatically and without the requirement of any exchange of any certificate representing such share, into one share of preferred stock of Tribune to be designated as the Series C Convertible Preferred Stock. The terms of the Series C Convertible Preferred Stock of Tribune shall be substantively identical to the terms of the Company Series A Preferred, except that the number of Tribune Common Shares into which each such share of Series C Convertible Preferred Stock of Tribune may be converted, under the terms thereof, shall be calculated with respect to the Common Share Value (as defined in the certificates of designations of the Company Preferred Shares) of the Tribune Common Shares.

     (c) Each Company Series D-1 Preferred Share issued and outstanding immediately prior to the Effective Time, shall be converted, automatically and without the requirement of any exchange of any certificate representing such share, into one share of preferred stock of Tribune to be designated Series D-1 Convertible Preferred Stock. The terms of the Series D-1 Convertible Preferred Stock of Tribune shall be substantively identical to the terms of the Company Series D-1 Preferred Stock, except that the number of Tribune Common Shares into which each such share of Series D-1 Convertible Preferred Stock of Tribune may be converted, under the terms thereof, shall be calculated with respect to the Common Share Value (as defined in the certificates of designations of the Company Preferred Shares) of the Tribune Common Shares.

     (d) Each share of Company Series D-2 Preferred Stock issued and outstanding immediately prior to the Effective Time shall be converted, automatically and without the requirement of any exchange of any certificate representing such share, into one share of preferred stock of Tribune to be designated Series D-2 Convertible Preferred Stock. The terms of the Series D-2 Convertible Preferred Stock of Tribune shall be substantively identical to the terms of the Company Series D-2 Preferred Stock, except that the number of Tribune Common Shares into which each such share of Series D-2 Convertible Preferred Stock of Tribune may be converted, under the terms thereof, shall be calculated with respect to the Common Share Value (as defined in the certificates of designations of the Company Preferred Shares) of the Tribune Common Shares.

     (e) All the Company Preferred Shares converted into preferred stock of Tribune pursuant to this Section 3.3 shall no longer be outstanding and shall automatically be cancelled and shall cease to exist as of the Effective Time, and each certificate previously representing any such Company Preferred Shares shall as of the Effective Time be deemed to represent as of the Effective Time the number of shares of corresponding preferred stock of Tribune into which the Company Preferred Shares represented by such certificate have been converted pursuant to this
  Section 3.3. At the request of any holder of a certificate previously representing any such Company Preferred Shares, and upon surrender of such certificate with such other documents as Tribune may reasonably request, Tribune will issue a new certificate representing a number of shares of the corresponding preferred stock of Tribune equal to the number of Company Preferred Shares previously represented by such certificate.

   SECTION 3.4. Options. (a) Each of the stock options, if any, to purchase Company Common Shares (each, a "Company Option") issued by the Company pursuant to any stock option or similar plan of the Company, and any non-plan options to acquire Company Common Shares set forth in Section 4.3(a) of the Company Disclosure Statement issued by the Company pursuant to an option agreement or otherwise issued by the Company, which are outstanding as of the Effective Time shall, whether or not then exercisable and vested, become fully exercisable and vested immediately prior to the Effective Time. Each holder of a Company Option shall be given the opportunity, prior to the Election Deadline, to elect either
(i) to cause such Company Option (a "Stock Electing Option") to become and represent an option to purchase Tribune Common Shares (a "Tribune Option"), in accordance with paragraph (b) of this Section 3.4, or (ii) to cause such Company Option (a "Cash Electing Option") to be cancelled in exchange for a single lump sum cash payment (less any applicable income or employment or other Tax withholding), without interest (the "Company Option Cash Out Amount"), equal to the product of (A) the number of Company Common Shares subject to such Company Option immediately prior to the Effective Time and (B) the excess, if any, of the Per Share Cash Amount over the exercise price per share of such Company Option, in accordance with paragraph (c) of this Section 3.4. To the extent any holder of a Company Option shall not have made an election with respect to such Company Option prior to the Election Deadline, such Company Option shall be deemed to be a Cash Electing Option.

   (b) Each Stock Electing Option shall, by virtue of the Merger, and without any further action on the part of any holder thereof, be assumed by Tribune and converted into a Tribune Option to purchase that number of Tribune Common Shares determined by multiplying the number of Company Common Shares subject to such Company Option immediately prior to the Effective Time by the Common Exchange Ratio, at an exercise price per Tribune Common Share equal to the exercise price per share of such Company Option immediately prior to the Effective Time divided by the Common Exchange Ratio, rounded down to the nearest whole cent. If the foregoing calculation results in an assumed Company Option being exercisable for a fraction of a Tribune Common Share, then the number of Tribune Common Shares subject to such option shall be rounded up to the nearest whole number of shares. The terms and conditions of each Tribune Option shall otherwise remain as set forth in the Company Option converted into such Tribune Option.

   (c) Each Cash Electing Option shall, by virtue of the Merger, and without any further action on the part of any holder thereof, be cancelled in exchange for a single lump sum cash payment (less any applicable income or employment or other tax withholding), without interest, equal to the Company Option Cash Out Amount.

   (d) The adjustment provided herein with respect to any options which are "incentive stock options" (as defined in Section 422 of the Code), if any, shall be and is intended to be effected in a manner which is consistent with
Section 424(a) of the Code.

   (e) All restricted Company Series A Common Shares granted pursuant to any equity plan or arrangements of the Company, and all individual awards of restricted Company Series A Common Shares not granted pursuant to any such plan or arrangement, shall become fully vested immediately prior to the Effective Time and such Company Series A Common Shares shall be freed of restrictions and issued to the relevant participant.

   SECTION 3.5. Company Instruments. The Company's (1) 6.61% Debentures due September 15, 2027, (2) 4.75% Liquid Yield Option Notes due April 15, 2017, (3) 7.25% Debentures due March 1, 2013, (4) 7.25% Debentures due November 15, 2096,
(5) 7.5% Debentures due July 1, 2023, (6) 4.25% Premium Equity Participating Securities due March 15, 2001, (7) 6.65% Notes due October 15, 2001 and (8) 7.45% Notes due October 15, 2009 (collectively, the "Company Instruments") outstanding immediately prior to the Effective Time shall be assumed by Tribune and remain outstanding thereafter as an obligation of the Surviving Corporation in accordance with their terms. From and after the Effective Date, the holder of each Company Instrument that, prior to the Effective Time, was, under certain circumstances and at certain times, convertible into Company Common Shares, shall have the right, under the same terms and circumstances and at such time as specified in the Company Instrument, to convert such Company Instrument into the number of Tribune Common Shares equal to the number of Company Common Shares into which such Company Instrument could have been converted (had it then been convertible) immediately prior to the Merger multiplied by the Common Exchange Ratio. Tribune shall enter into supplemental indentures or other instruments with respect to such obligations in accordance with the terms of the indentures or other instruments pursuant to which the Company Instruments were issued.

   SECTION 3.6. Transfer of Shares after the Effective Time. No transfers of Company Common Shares or Company Preferred Shares shall be made on the stock transfer books of the Company after the close of business on the day prior to the date of the Effective Time.

   SECTION 3.7. Escheat. Neither Tribune nor the Company shall be liable to any Person for shares or funds delivered to a public official pursuant to any applicable abandoned property, escheat or similar Laws.

                                   ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

   Except as set forth in the Company Disclosure Statement (it being understood and agreed that each item in a section of the Company Disclosure Statement applies only to such section and any other section to which it clearly applies) or in the Company SEC Reports filed prior to the date hereof, the Company represents and warrants to Tribune as follows:

   SECTION 4.1. Organization. The Company and each of its Subsidiaries is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation and has all requisite corporate or other power and authority to carry on its business as now being conducted, except where the failure to be so organized, existing or in good standing or to have such power and authority would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Offer or the Merger. The Company and each of its Subsidiaries is duly qualified or licensed to do business and in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except in such jurisdictions where the failure to be so duly qualified or licensed or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Offer or the Merger. The Company has delivered to Tribune complete and correct copies of the Company Charter and by-laws of the Company, each as in effect on the date hereof.

   SECTION 4.2. Subsidiaries. Section 4.2 of the Company Disclosure Statement lists each material Subsidiary of the Company and its jurisdiction of incorporation or formation and identifies the Company's (direct or indirect) percentage ownership interest therein. Except as set forth in Section 4.2 of the Company Disclosure Statement, all of the outstanding shares of capital stock of each such Subsidiary are owned by the Company, by another Wholly-Owned Subsidiary of the Company or by the Company and one or more Wholly-Owned Subsidiaries of the Company, free and clear of all pledges, claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever (collectively, "Liens"), other than Liens that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, and are duly authorized, validly issued, fully paid and nonassessable.

   SECTION 4.3. Capitalization. The authorized capital stock of the Company consists of 900,000,000 shares of common stock, par value $1.00 per share, of which 500,000,000 are designated as Company Series A Common Shares, 300,000,000 are designated as Company Series C Common Shares and 100,000,000 may be designated as Company Series A Common Shares, Company Series B Common Shares or Company Series C Common Shares, and 33,000,000 shares of Preferred Stock, par value $1.00 per share, of which 900,000 are designated as Company Series A Preferred Shares, 25,000,000 are designated as Conversion Preferred Stock, Series B ("Company Series B Preferred Shares"), 380,972 are designated as Company Series C-1 Preferred Shares, 245,100 are designated as Company Series C-2 Preferred Shares, 380,972 are designated as Company Series D-1 Preferred Shares and 245,100 are designated as Company Series D-2 Preferred Shares. At the close of business on March 2, 2000, (i) 112,157,907 Company Common Shares were issued and outstanding, of which 93,928,315 are Company Series A Common Shares, 18,229,592 are Company Series C Common Shares and none are Company Series B Common Shares, and (ii) 1,449,640 Company Preferred Shares were issued and outstanding, of which 823,568 are Company Series A Preferred Shares, 380,972 are Company Series D-1 Preferred Shares and 245,100 are Company Series D-2 Preferred Shares and none are Company Series B Preferred Shares, Company Series C-1 Preferred Shares or Company Series C-2 Preferred Shares). For financial reporting purposes, at the closing of business on March 2, 2000, (i) 77,870,911 Company Common Shares were issued and outstanding, of which 59,641,319 are Company Series A Common Shares (including 16,372,895 shares subject to options and 2,914,000 shares subject to Lyons), 18,229,592 are Company Series C Common Shares and none are Company Series B Common Shares, and
(ii) 213,733.6 Company Preferred Shares were issued and outstanding, of which 88,519.2 are Company Series A Preferred Shares, 76,194.4 are Company

Series D-1 Preferred Shares and 49,020 are Company Series D-2 Preferred Shares and none are Company Series B Preferred Shares, Company Series C-1 Preferred Shares or Company Series C-2 Preferred Shares. At the close of business on March 2, 2000, (A) 2,671,961 Company Series A Common Shares, 0 Company Series B Common Shares, 0 Company Series C Common Shares and 0 Company Preferred Shares were held by the Company in its treasury, and (B) 18,966,239 Company Series A Common Shares were reserved for issuance upon exercise of Company Options or issuance of restricted stock with an average exercise price of $51.63 per share. Since March 2, 2000, no shares of capital stock of the Company have been issued, except pursuant to exercise of options or conversion of convertible securities of the Company outstanding as of March 2, 2000 in accordance with the terms thereof. Except as set forth above, as of the date of this Agreement, no shares of capital stock or other voting securities of the Company are issued, reserved for issuance or outstanding. All outstanding shares of capital stock of the Company are, and all shares which may be issued will be, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. Except as set forth in Section 4.3 of the Company Disclosure Statement, there are no bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of the Company may vote. Except as set forth above or in Section
4.3 of the Company Disclosure Statement, there are no securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind, to which the Company or any of its Subsidiaries is a party or by which any of them or their respective assets or properties is bound, obligating the Company or any of its Subsidiaries, the loss of the value of which would reasonably be expected to have a Material Adverse Effect on the Company, to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other voting securities of the Company or of any of its Subsidiaries, the loss of the value of which would reasonably be expected to have a Material Adverse Effect on the Company, or obligating the Company or any of its Subsidiaries, the loss of the value of which would reasonably be expected to have a Material Adverse Effect on the Company, to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. Except as set forth in
Section 4.3 of the Company Disclosure Statement, there are no outstanding contractual obligations of the Company, or any of its Subsidiaries, (1) to repurchase, redeem or otherwise acquire any shares of capital stock of the Company or any of its Subsidiaries, (2) to vote or dispose of any shares of capital stock of the Company, or any of its Subsidiaries, (3) to register any shares of capital stock under the Securities Act or any state securities law or
(4) to grant preemptive or antidilutive rights with respect to any capital stock of the Company or any of its Subsidiaries.

   SECTION 4.4. Authority. (a) At a meeting of the Board of Directors of the Company duly called and held on March 12, 2000, the Board of Directors, acting by unanimous vote, (i) determined that this Agreement and the transactions contemplated hereby are advisable, fair to and in the best interests of the Company's stockholders and that the consideration to be paid for the Company Common Shares and Company Preferred Shares in the Offer and the Merger is fair to the holders of such Shares, (ii) declared advisable and in all respects approved and adopted this Agreement, the Offer, the Merger and the other transactions contemplated hereby, and (iii) resolved to recommend the approval and adoption of this Agreement and the Merger by the stockholders of the Company. The Company has the requisite corporate power and authority to execute and deliver this Agreement and, subject to the approval and adoption of this Agreement by the holders of a majority of the voting power of the outstanding Company Common Shares, voting together as a single class (the "Company Stockholder Approval"), to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation by the Company of the Offer, the Merger and the other transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions so contemplated, other than the Company Stockholder Approval. This Agreement has been duly executed and delivered by the Company and, assuming this Agreement constitutes a valid and binding obligation of Tribune, this Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, moratorium and other principles of equity.

   (b) The Company has taken all appropriate actions so that the restrictions on business combinations contained in Section 203 of the DGCL and in Article X of the Company Charter will not apply with respect to or as a result of this Agreement, the Voting Agreement, or the transactions contemplated hereby and thereby, including the Offer and the Merger, without any further action on the part of the stockholders or the Board of Directors of the Company. True and complete copies of all Board resolutions reflecting such actions have been previously provided to Tribune. No other state takeover statute is applicable to the Offer or the Merger. The execution and delivery of this Agreement and/or the Voting Agreement does not constitute an unpermitted transfer of any Company Series C Common Shares under Article V of the Company Charter. The Board of Directors of the Company has not elected to effect a conversion of the Company Series C Common Shares pursuant to Article V, Section 2.E.2.b of the Company Charter or Section 5(A)(2)(b) of the Certificate of Designation of the Company Series C Common Shares.

   SECTION 4.5. Consents and Approvals; No Violations. Except as set forth in
Section 4.5 of the Company Disclosure Statement, and except for filings and Permits as may be required under, and other applicable requirements of, the Securities Act, the Exchange Act (including the filing with the SEC of the Registration Statement), state securities or "blue sky" laws ("Blue Sky Laws"), the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the DGCL, none of the execution, delivery or performance of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby will (a) conflict with or result in any breach of any provision of the Company Charter or by-laws of the Company or of the similar organizational documents of any of its material Subsidiaries; (b) require any filing, registration, qualification, declaration or designation with or Permit of, or termination of any waiting period requirement (each an "Authorization") by, any federal, state, local or foreign government or any court, tribunal, administrative agency or commission or other governmental or other regulatory authority or agency, domestic, foreign or supranational (a "Governmental Entity"); (c) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any loan or credit agreement, note, bond, mortgage, indenture, lease, Permit, concession, franchise, license, contract, agreement or other instrument, arrangement, understanding or obligation (each a "Contract") to which the Company or any of its Subsidiaries is a party or by which any of them or any of their properties or assets may be bound; or (d) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company, any of its Subsidiaries or any of their properties or assets, except in the case of clauses (b), (c) or (d) for failures to obtain Authorizations, violations, breaches or defaults that would not, individually or in the aggregate, reasonably be expected have a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Offer or the Merger.

   SECTION 4.6. Reports and Financial Statements. The Company has timely filed all registration statements, prospectuses, forms, reports and documents required to be filed by it under the Securities Act or the Exchange Act since January 1, 1998 (collectively, the "Company SEC Reports"). The Company has previously furnished or made available to Tribune true and complete copies of all the Company SEC Reports filed prior to the date of this Agreement. The Company SEC Reports (a) as of their respective dates, were prepared in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and (b) did not at the time they were filed contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date of this Agreement, no Subsidiary of the Company is subject to the periodic reporting requirements of the Exchange Act. Each of the consolidated balance sheets (including the related notes) included in the Company SEC Reports and the audited consolidated balance sheet of the Company as of December 31, 1999 (including the related notes) attached to Section 4.6 of the Company Disclosure Statement presents fairly, in all material respects, the consolidated financial position of the Company and its Subsidiaries as of the respective dates thereof, and the other related statements (including the related notes) included in the Company SEC Reports and the other related audited statements of the Company as at or for the period ended December 31, 1999 (including the related notes) attached to Section 4.6 of the Company Disclosure Statement present fairly, in all material respects, the results of operations and the changes in financial position of the Company and its Subsidiaries for the respective periods or as of the respective dates set forth therein, all in conformity with United States generally accepted accounting principles ("GAAP") consistently applied during the periods involved, except as otherwise noted therein and subject, in the case of the unaudited interim financial statements, to normal year-end adjustments. All of the Company SEC Reports, as of their respective dates, complied as to form in all material respects with the requirements of the Exchange Act and/or the Securities Act, as applicable, and the applicable rules and regulations thereunder.

   SECTION 4.7. Absence of Certain Changes or Events. Since December 31, 1999, the Company and its Subsidiaries have conducted their businesses in the ordinary course consistent with past practice, and, since such date, there has not been (a) any Material Adverse Effect on the Company or any event, change, effect or development that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or (b) any action taken by the Company or any of its Subsidiaries from December 31, 1999 through the date of this Agreement that, if taken during the period from the date of this Agreement through the Effective Time, would constitute a breach of Section 6.1.

   SECTION 4.8. No Undisclosed Liabilities. Except as and to the extent disclosed or reserved against on the audited balance sheet of the Company as of December 31, 1999 attached to Section 4.6 of the Company Disclosure Statement or as incurred after the date thereof in the ordinary course of business consistent with past practice and not prohibited by this Agreement, neither the Company nor any of its Subsidiaries has any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that would be required by GAAP to be reflected on a consolidated balance sheet of the Company and its Subsidiaries (or disclosed in the notes thereto).

   SECTION 4.9. Employee Benefit Plans; Labor Matters. (a) Section 4.9(a) of the Company Disclosure Statement sets forth a true and complete list as of the date of this Agreement of each material employee benefit plan as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), maintained by the Company or any of its Subsidiaries (the "Company Benefit Plans"). With respect to each Company Benefit Plan, the Company has heretofore delivered or will deliver or make available to Tribune within 30 days of the date of this Agreement a true, correct and complete copy of: (i) each Company Benefit Plan, including all plan documents, trust agreements, and insurance contracts and other funding vehicles; (ii) the most recent Annual Report (Form 5500 Series) and accompanying schedule, if any; (iii) the current summary plan description and any material modifications thereto, if any (in each case, whether or not required to be furnished under ERISA); (iv) the most recent annual financial report, if any; (v) the most recent actuarial report, if any; and (vi) the most recent determination letter from the Internal Revenue Service (the "IRS"), if any. Except as provided in the foregoing documents delivered to Tribune and except as provided in Section 4.9(a) of the Company Disclosure Statement, there are no amendments to any Company Benefit Plan that have been adopted or approved nor has the Company or any Company Subsidiary undertaken to make any such amendments or to adopt or approve any new Plan which would reasonably be expected to have a material impact on the liabilities of the Company Benefit Plan.

   (b) With respect to each Company Benefit Plan which is subject to Title IV of ERISA, or Section 302 of ERISA or Section 412 or 4971 of the Code, (i) the present value of accrued benefits under such Company Benefit Plan, based upon the actuarial assumptions used for funding purposes in the most recent actuarial report prepared by such Company Benefit Plan's actuary with respect to such Company Benefit Plan, did not, as of its latest valuation date, exceed the then current value of the assets of such Company Benefit Plan allocable to such accrued benefits except with respect to one employee pension benefit plan maintained by a Subsidiary of the Company, in which case such excess is not greater than $10 million, (ii) no "reportable event" (within the meaning of Section 4043 of ERISA) has occurred with respect to any Company Benefit Plan for which the 30-day notice requirement has not been waived, (iii) there does not exist any accumulated funding deficiency within the meaning of Section 412 of the Code or Section 302 of ERISA, whether or not waived, (iv) all premiums to the Pension Benefit Guaranty Corporation ("PBGC") have been timely paid in full, (v) no liability (other than for premiums to the PBGC) under Title IV of ERISA has been or is reasonably expected to be incurred by the Company or any of its Subsidiaries and (vi) the PBGC has not instituted proceedings to terminate any such Company Benefit Plan and, to the Company's knowledge, no condition exists that presents a risk that such proceedings will be instituted or which would constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any such Company Benefit Plan, except where the failure of any of the foregoing to be true would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Offer or the Merger. Section 4.9(b) of the Company Disclosure Statement sets forth all "multiemployer pension plans" (as such term is defined in section 3(37) of ERISA) (a "Multiemployer Plan") or all plans that have two or more contributing sponsors at least one of whom are not under common control, within the meaning of Section 4063 of ERISA (a "Multiple Employer Plan") of the Company or any Subsidiary of the Company. Total withdrawal liability of all such multiemployer plans, if triggered, would not create a Material Adverse Effect. Neither the Company nor any of its Subsidiaries nor any of their respective ERISA Affiliates has incurred any withdrawal liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan that has not been satisfied in full. None of the withdrawal liabilities of the Company and/or any of its Subsidiaries for each Multiemployer Plan, if triggered, would reasonably be expected to have a Material Adverse Effect on the Company or prevent or materially delay the Offer or the Merger.

   (c) Each of the Company Benefit Plans has been operated and administered in accordance with applicable Laws and administrative rules and regulations under ERISA and the Code, except where a violation of any such Law, rule or regulation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Offer or the Merger. Each of the Company Benefit Plans intended to be "qualified" within the meaning of Section 401(a) of the Code has received a favorable determination letter as to such qualification from the IRS, and no event has occurred, either by reason of any action or failure to act, which would cause the loss of any such qualification, except where such action or failure to act can be cured without reasonably being expected to have, individually or in the aggregate, a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Offer or the Merger. Except as set forth in Section 4.9(c) of the Company Disclosure Statement, no Company Benefit Plan provides benefits, including death or medical benefits (whether or not insured), with respect to current or former employees of the Company or any Subsidiary thereof beyond their retirement or other termination of service, other than death benefits or retirement benefits under any "employee pension plan" (as such term is defined in Section 3(2) of ERISA). All contributions or other amounts payable by the Company or any Subsidiary thereof as of the Effective Time with respect to each Company Benefit Plan have been timely paid or accrued in accordance with the terms of each such Company Benefit Plan. Except as set forth in Section 4.9(c) of the Company Disclosure Statement, and subject to Tribune's obligations under
Section 6.9, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (A) result in a restriction on Tribune's ability to amend, modify or terminate any Company Benefit Plan, (B) trigger a requirement for funding or the acceleration of funding of any Company Benefit Plan, (C) commence a period during which a subsequent termination of employment by a Company Employee will entitle such Company Employee to benefits in excess of what would otherwise have been required in the absence of the transactions contemplated hereby or (D) result in a reportable event within the meaning of Section 4043(c) of ERISA for which a notice requirement has not been waived.

   (d) No collective bargaining agreement or other labor union contract is being negotiated by the Company or any Subsidiary thereof. There is no labor dispute, strike, slowdown or work stoppage against the Company or any Subsidiary thereof pending or, to the knowledge of the Company, threatened that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Offer or the Merger. To the knowledge of the Company, none of the Company, any Subsidiary thereof or their respective representatives or employees has committed any unfair labor practices in connection with the operation of the respective businesses of the Company and its Subsidiaries, and there is no charge or complaint against the Company or any Subsidiary thereof by the National Labor Relations Board or any comparable state or foreign agency pending or, to the knowledge of the Company, threatened, except where such unfair labor practice, charge or complaint would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Offer or the Merger.

   (e) The Company has identified in Section 4.9(e) of the Company Disclosure Statement and has made available to Tribune true and complete copies of (i) all severance and employment agreements with directors and executive officers of the Company; (ii) all severance programs and policies of the Company with or relating to its employees; and (iii) all plans, programs, agreements and other arrangements of the Company with or relating to its employees which contain change in control provisions. Except as set forth in Section 4.9(e) of the Company Disclosure Statement, to the knowledge of the Company, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (either alone or in conjunction with any other event, such as termination of employment) (A) result in any material payment (including severance, unemployment compensation, golden parachute or otherwise) becoming due to any director or any employee of the Company or any Subsidiary thereof or Affiliate from the Company or any Subsidiary thereof or Affiliate under any Company Benefit Plan or otherwise, (B) materially increase any benefits otherwise payable under any Company Benefit Plan or (C) result in any acceleration of the time of payment or vesting of any material benefits.

   (f) Except as set forth in Section 4.9(e) of the Company Disclosure Statement, neither the Company nor any Subsidiary thereof is a party to any Contract, plan, or arrangement under which it is obligated to make or to provide, or could become obligated to make or to provide, a payment or benefit that would be nondeductible under Section 162(m) or 280G of the Code.

   SECTION 4.10. Contracts; Indebtedness. (a) Other than any Contract (excluding Contracts that relate to the purchase of newsprint) involving payments to or by the Company of less than $10 million per annum and less than $25 million over the life of the Contract, there is no Contract to which Company or any of its Subsidiaries is a party or by which it or any of its properties or assets is bound, that (i) is material to the business, properties, assets, condition (financial or otherwise) or operations of the Company and its Subsidiaries, taken as a whole, (ii) relates to the purchase of newsprint or (iii) is a material lease of real property pursuant to which the Company or any of its Subsidiaries is the lessee or sublessee thereunder (the Contracts described in clauses (i), (ii) and (iii), collectively, "Material Contracts") as to which either the Company or any of its Subsidiaries is in violation or default. Neither the Company nor any Subsidiary thereof has received written notice from any third party alleging that the Company or any of its Subsidiaries is in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice would cause such a violation of or default under) any Material Contract, except for violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Offer or the Merger.

   (b) Section 4.10(b) of the Company Disclosure Statement sets forth (i) a list of all agreements, instruments and other obligations pursuant to which any indebtedness for borrowed money or capitalized lease obligations of the Company or any of its Subsidiaries in an aggregate principal amount in excess of $25 million is outstanding or may be incurred and (ii) the respective principal amounts outstanding thereunder as of the date of this Agreement.

   SECTION 4.11. Litigation. There is no suit, claim, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Offer or the Merger. Neither the Company nor any of its Subsidiaries is subject to any outstanding order, writ, injunction or decree that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Offer or the Merger.

   SECTION 4.12. Compliance with Applicable Law. (a) The Company and its Subsidiaries hold all Permits of all Governmental Entities necessary for the lawful conduct of their respective businesses (the

"Company Permits"), except for failures to hold such Permits that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Offer or the Merger. The Company and its Affiliates are in compliance with the terms of the Company Permits, except where the failure so to comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Offer or the Merger. The businesses of the Company and its Affiliates are not being conducted in violation of any Law, except for violations or possible violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Offer or the Merger and except as to Laws the effect or impact of which is specifically addressed elsewhere in this Article IV. No investigation or review by any Governmental Entity with respect to the Company or any of its Subsidiaries is pending or, to the knowledge of the Company, threatened, nor has any Governmental Entity indicated in writing an intention to conduct any such investigation or review, other than, in each case, those the outcome of which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Offer or the Merger.

   SECTION 4.13. Taxes. (a) Notwithstanding the provisions of Article IV, the representations contained in this Section 4.13 are the only representations of the Company that relate to Taxes, and no other provisions of Article IV are intended to cover representations relating to Taxes. The Company and its Subsidiaries have filed all income Tax Returns and all other material United States federal, state, county, local and foreign Tax Returns required to be filed by them. The Company and its Subsidiaries have paid all material Taxes due, other than Taxes being contested in good faith or Taxes appropriate reserves for which have been made in the Company's financial statements included in the Company's audited financial statements contained in Section 4.6 of the Company Disclosure Statement. The reserves provided in such financial statements with respect to the disposition in 1998 of the outstanding stock of Matthew Bender and Company Incorporated and Mosby, Inc., shall be treated as appropriate for purposes of this Article IV and Section 8.3 hereof. There are no material assessments or adjustments that have been asserted in writing against the Company or its Subsidiaries for any period for which the Company has not made appropriate reserves in the Company's financial statements included in the Company's audited financial statements contained in Section 4.6 of the Company Disclosure Statement.

   (b) There are no material claims or assessments pending against the Company or any of its Subsidiaries for any alleged deficiency in any Tax, and the Company has not been notified in writing of any proposed material Tax claims or assessments against the Company or any of its Subsidiaries (other than, in each case, claims or assessments for which adequate reserves in the Company's audited financial statements contained in Section 4.6 of the Company Disclosure Statement have been established or which are being contested in good faith or are immaterial in amount). Except as set forth in Section 4.13(b) of the Company Disclosure Statement and subject to the qualifications set forth therein, there are no material "deferred intercompany transactions" or "intercompany transactions" the gain or loss in which would be required to be taken into account under the consolidated return Treasury Regulations as a result of the Merger.

   (c) There are no Liens for Taxes on the assets of the Company or any of its Subsidiaries, except for statutory Liens for current Taxes not yet due and payable and except for Liens which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Offer or the Merger.

   SECTION 4.14. Environmental Matters. (a) Except as set forth in Section 4.14(a) of the Company Disclosure Statement or as set forth in the Company SEC Reports filed prior to the date of this Agreement, neither the Company nor any of its Subsidiaries has (i) placed, held, located, released, transported or disposed of any Hazardous Substances on, under, from or at any of the Company's or any of its Subsidiaries' properties or any other properties, other than in a manner that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Offer or the Merger, (ii) any knowledge of the presence of any Hazardous Substances on, under or at any of the Company's or any of its Subsidiaries' properties or any other property but arising from the Company's or any of its Subsidiaries' properties, other than in a manner that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Offer or the Merger or (iii) received any written notice (A) of any violation of any Law relating to any matter of pollution, protection of the environment, environmental regulation or control or regarding Hazardous Substances on, under or emanating from any of the Company's or any of its Subsidiaries' properties or any other properties (collectively, "Environmental Laws"), (B) of the institution or pendency of any suit, action, claim, proceeding or investigation by any Governmental Entity or any third party in connection with any such violation, (C) requiring the response to or remediation of Hazardous Substances at or arising from any of the Company's or any of its Subsidiaries' properties or any other properties or
(D) demanding payment for response to or remediation of Hazardous Substances at or arising from any of the Company's or any of its Subsidiaries' properties or any other properties, except for notices relating to any matter that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Offer or the Merger.

   (b) Except as set forth in Section 4.14(b) of the Company Disclosure Statement, no Environmental Law imposes any obligation upon the Company or its Subsidiaries arising out of or as a condition to any transaction contemplated by this Agreement, including any requirement to modify or to transfer any permit or license, any requirement to file any notice or other submission with any Governmental Entity, the placement of any notice, acknowledgment or covenant in any land records, or the modification of or provision of notice under any agreement, consent order or consent decree, except where the failure to meet such condition would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or prevent or materially delay consummation of the Offer or the Merger. No Lien has been placed upon any of the Company's or it Subsidiaries' properties under any Environmental Law, except for Liens that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Offer or the Merger.

   SECTION 4.15. Intellectual Property. The Company and its Subsidiaries own, or are validly licensed or otherwise have the right to use, all Intellectual Property (collectively, "Intellectual Property Rights") used in the conduct of their businesses, except where the failure to own or possess valid rights to such would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or prevent or materially delay consummation of the Offer or the Merger. Except as set forth in Section 4.15 of the Company Disclosure Statement, no claims are pending or, to the knowledge of the Company, threatened that the Company or any of its Subsidiaries is infringing or otherwise adversely affecting the rights of any Person with regard to any Intellectual Property Right which are reasonably expected, individually or in the aggregate, to have a Material Adverse Effect on the Company or prevent or materially delay consummation of the Offer or the Merger. To the knowledge of the Company, except as set forth in Section 4.15 of the Company Disclosure Statement, no person is infringing the rights of the Company or any of its Subsidiaries with respect to any Intellectual Property Right except for such infringement that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or prevent or materially delay consummation of the Offer or the Merger.

   SECTION 4.16. Required Vote. The Company Stockholder Approval is the only vote of the holders of any capital stock of the Company necessary under applicable Law or otherwise to consummate the Offer, the Merger and the other transactions contemplated hereby.

   SECTION 4.17. Brokers. No broker, investment banker, financial advisor or other Person, other than Goldman Sachs & Co. (the "Company Financial Advisor"), the fees and expenses of which will be paid by the Company, is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or any of its Affiliates. The Company has heretofore furnished Tribune with a true and complete copy of its engagement letter with the Company Financial Advisor (which letter sets forth the method of calculation of any fees to be payable to the Company Financial Advisor). In connection with this Agreement and the transactions contemplated hereby, the Company is not subject to any obligation or commitment to pay the legal fees or related expenses of any stockholder of the Company.

   SECTION 4.18. Opinion of Financial Advisor. The Company has received the opinion of the Company Financial Advisor, dated the date of this Agreement, to the effect that, as of the date of this Agreement, the Per Share Cash Amount and the Common Merger Consideration to be received in the Offer and the Merger by the holders of Company Common Shares is fair to such holders from a financial point of view. A complete and correct signed copy of such opinion will be delivered to Tribune as soon as practicable after the date of this Agreement, and such opinion has not been withdrawn or modified.

                                   ARTICLE V
                   REPRESENTATIONS AND WARRANTIES OF TRIBUNE

   Except as set forth in the Tribune Disclosure Statement (it being understood and agreed that each item in a section of the Tribune Disclosure Statement applies only to such section and any other section to which it clearly applies) or in the Tribune SEC Reports filed prior to the date of this Agreement, Tribune represents and warrants to the Company as follows:

   SECTION 5.1. Organization. Tribune and each of its Subsidiaries is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation and has all requisite corporate or other power and authority to carry on its business as now being conducted, except where the failure to be so organized, existing or in good standing or to have such power and authority would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Tribune or prevent or materially delay the consummation of the Offer or the Merger. Tribune and each of its Subsidiaries is duly qualified or licensed to do business and in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except in such jurisdictions where the failure to be so duly qualified or licensed or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Tribune or prevent or materially delay the consummation of the Offer or the Merger.

   SECTION 5.2. Capitalization. As of the date of this Agreement, the authorized capital stock of Tribune consists of 400,000,000 Tribune Common Shares and 5,000,000 shares of preferred stock, without par value, of Tribune, of which 1,600,000 shares are designated as Tribune Series B Preferred Shares and 2,000,000 are designated as Tribune Series A Preferred Shares. At the close of business on February 29, 2000, (i) 235,293,402 Tribune Common Shares were issued and outstanding, 1,217,133 Tribune Series B Preferred Shares were issued and outstanding and no Tribune Series A Preferred Shares were issued and outstanding; (ii) 91,794,000 Tribune Common Shares, no Tribune Series B Preferred Shares and no Tribune Series A Preferred Shares were held by Tribune in its treasury; and (iii) not in excess of 25 million Tribune Common Shares were reserved for issuance upon exercise of outstanding options to acquire such shares. Except as set forth above, as of the date of this Agreement, no shares of capital stock or other voting securities of Tribune are issued, reserved for issuance or outstanding. As of the date of this Agreement, there are no securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind, to which Tribune is a party or by which Tribune or its assets or properties are bound, obligating Tribune to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other voting securities of Tribune or obligating Tribune to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. The shares of Tribune Common Stock to be issued in connection with the Merger, when issued as contemplated herein, will be duly authorized, validly issued, fully paid and nonassessable and will not be issued in violation of any preemptive rights.

   SECTION 5.3. Authority. At a meeting of the Board of Directors of Tribune duly called and held on March 12, 2000, the Board of Directors of Tribune adopted resolutions approving this Agreement, the Voting Agreement and the transactions contemplated hereby and thereby, including the Offer and the Merger, the issuance of Tribune Common Shares in accordance with the Merger (the "Share Issuance") and the Tribune Charter Amendment, and resolved to recommend the Merger, including the Share Issuance and the Tribune Charter Amendment, to its stockholders. Tribune has the requisite corporate power and authority to execute and deliver this Agreement and the Voting Agreement and, subject to the approval of the Merger, including the Share Issuance and the Tribune Charter Amendment, by the holders of a majority of the voting power of Tribune (collectively, the "Tribune Stockholder Approval"), to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Voting Agreement, and the consummation by Tribune of the Offer, the Merger, the Share Issuance, the Tribune Charter Amendment and the other transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action on the part of Tribune and no other corporate proceedings on the part of Tribune are necessary to authorize this Agreement or the Voting Agreement or to consummate the transactions so contemplated, other than the Tribune Stockholder Approval. This Agreement and the Voting Agreement have been duly executed and delivered by Tribune and, assuming this Agreement and the Voting Agreement constitute valid and binding obligations of the other parties hereto and thereto, constitute valid and binding obligations of Tribune enforceable against it in accordance with their terms, subject to bankruptcy, insolvency, moratorium and other principles or equity.

   SECTION 5.4. Consents and Approvals; No Violations. Except as set forth in
Section 5.4 of the Tribune Disclosure Statement, and except for filings and Permits as may be required under, and other applicable requirements of, the Exchange Act, the Securities Act (including the filing with the SEC of the Registration Statement), Blue Sky Laws, the HSR Act and the DGCL, none of the execution, delivery or performance of this Agreement or the Voting Agreement by Tribune nor the consummation by Tribune of the transactions contemplated hereby or thereby will (a) conflict with or result in any breach of any provision of the certificate of incorporation or by-laws of Tribune; (b) require any Authorization of any Governmental Entity; (c) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any Contract to which Tribune or any of its Subsidiaries is a party or by which any of them or any of their properties or assets may be bound; or (d) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Tribune, any of its Subsidiaries or any of their properties or assets, except in the case of clauses (b), (c) or (d) for failures to obtain authorizations, violations, breaches or defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Tribune or prevent or materially delay the consummation of the Offer or the Merger.

   SECTION 5.5. Reports and Financial Statements. Tribune has timely filed all registration statements, prospectuses, forms, reports and documents required to be filed by it under the Securities Act or the Exchange Act since January 1, 1998 (collectively, the "Tribune SEC Reports"). The Tribune SEC Reports (a) as of their respective dates, were prepared in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and (b) did not, at the time they were filed, contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the consolidated balance sheets (including the related notes) included in the Tribune SEC Reports and the audited consolidated balance sheet of Tribune as of December 26, 1999 (including the related notes) attached to Section 5.5 of the Tribune Disclosure Statement presents fairly, in all material respects, the consolidated financial position of Tribune and its Subsidiaries as of the respective dates thereof, and the other related statements (including the related notes) included in the Tribune SEC Reports and the other related audited statements of Tribune as at or for the period ended December 26, 1999 (including the related notes) attached to Section 5.5 of the Tribune Disclosure Statement present fairly, in all material respects, the results of operations and the changes in financial position of Tribune and its Subsidiaries for the respective periods or as of the respective dates set forth therein, all in conformity with GAAP consistently applied during the periods involved, except as otherwise noted therein and subject, in the case of the unaudited interim financial statements, to normal year-end adjustments. All of the Tribune SEC Reports, as of their respective dates, complied as to form in all material respects with the requirements of the Exchange Act and/or the Securities Act, as applicable, and the applicable rules and regulations thereunder.

   SECTION 5.6. Absence of Certain Changes or Events. Since December 26, 1999, there has not been (a) any Material Adverse Effect on Tribune or any event, change, effect or development that would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Tribune or (b) any action taken by Tribune or any of its Subsidiaries from December 26, 1999 through the date of this Agreement that, if taken during the period from the date of this Agreement through the Effective Time, would constitute a breach of
Section 6.2.

   SECTION 5.7. No Undisclosed Liabilities. Except as and to the extent disclosed or reserved against on the balance sheet of Tribune as of December 26, 1999 attached to Section 5.5 of the Tribune Disclosure Statement or as incurred after the date thereof in the ordinary course of business consistent with past practice and not prohibited by this Agreement, neither Tribune nor any of its Subsidiaries has any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that would be required by GAAP to be reflected on a consolidated balance sheet of Tribune and its Subsidiaries (or disclosed in the notes thereto).

   SECTION 5.8. Litigation. There is no suit, claim, action, proceeding or investigation pending or, to the knowledge of Tribune, threatened against Tribune or any of its Subsidiaries that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on Tribune or prevent or materially delay the consummation of the Offer or the Merger. Neither Tribune nor any of its Subsidiaries is subject to any outstanding order, writ, injunction or decree that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on Tribune or prevent or materially delay the consummation of the Offer or the Merger.

   SECTION 5.9. Compliance with Applicable Law. Tribune and its Subsidiaries hold all Permits of all Governmental Entities necessary for the lawful conduct of their respective businesses (the "Tribune Permits"), except for failures to hold such Permits that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Tribune or prevent or materially delay consummation of the Offer of the Merger. Tribune and its Affiliates are in compliance with the terms of the Tribune Permits, except where the failure to so comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Tribune or prevent or materially delay consummation of the Offer or the Merger. The businesses of Tribune and its Subsidiaries are not being conducted in violation of any Law, (including the Communications Act of 1934, as amended, and the rules and regulations and published orders of the Federal Communications Commission ("FCC")), except for possible violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Tribune or prevent or materially delay the consummation of the Offer or the Merger and except as to Laws the effect or impact of which is specifically addressed elsewhere in this Article V. No investigation or review by any Governmental Entity with respect to Tribune or any of its Subsidiaries is pending or, to the knowledge of Tribune, threatened, nor has any Governmental Entity indicated in writing an intention to conduct any such investigation or review, other than, in each case, those the outcome of which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Tribune or prevent or materially delay the consummation of the Offer or the Merger. As of the date hereof, to Tribune's knowledge, there is not pending or threatened before the FCC any material investigation, proceeding, notice of violation, order of forfeiture or complaint against Tribune or any of its Subsidiaries, relating to any of the radio and television stations and associated facilities for which Tribune or any of its Subsidiaries holds licenses from the FCC, in each case which are owned or operated by Tribune or its Subsidiaries or relating to FCC regulated services conducted by Tribune that, in each case, if adversely decided, would have a Material Adverse Effect on Tribune.

   SECTION 5.10. Taxes. (a) Notwithstanding the provisions of Article V, the representations contained in this Section 5.10 are the only representations of Tribune that relate to Taxes, and no other provisions of Article V are intended to cover representations relating to Taxes. Tribune and its Subsidiaries have filed all income Tax Returns and all other material United States federal, state, county, local and foreign Tax Returns required to be filed by them. Tribune and its Subsidiaries have paid all material Taxes due, other than Taxes being contested in good faith or Taxes appropriate reserves for which have been made in Tribune's financial statements included in Tribune's audited financial statements contained in Section 5.5 of the Tribune Disclosure Statement.

There are no material assessments or adjustments that have been asserted in writing against Tribune or its Subsidiaries for any period for which Tribune has not made appropriate reserves in Tribune's audited financial statements contained in Section 5.5 of the Tribune Disclosure Statement.

   (b) There are no material claims or assessments pending against Tribune or any of its Subsidiaries for any alleged deficiency in any Tax, and Tribune has not been notified in writing of any proposed material Tax claims or assessments against Tribune or any of its Subsidiaries (other than, in each case, claims or assessments for which adequate reserves in Tribune's audited financial statements contained in Section 5.5 of the Company Disclosure Statement have been established or which are being contested in good faith or are immaterial in amount). Subject to the qualifications set forth therein, there are no material "deferred intercompany transactions" or "intercompany transactions" the gain or loss in which would be required to be taken into account under the consolidated return Treasury Regulations as a result of the Merger.

   (c) There are no Liens for Taxes on the assets of Tribune or any of its Subsidiaries, except for statutory Liens for current Taxes not yet due and payable and except for Liens which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Tribune or prevent or materially delay the consummation of the Offer or the Merger.

   SECTION 5.11. Intellectual Property. Tribune and its Subsidiaries own, or are validly licensed, or otherwise have the right to use, all Intellectual Property Rights used in the conduct of their businesses, except where the failure to own or possess valid rights to such would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Tribune or prevent or materially delay consummation of the Offer or the Merger. Except as set forth in Section 5.11 of the Tribune Disclosure Statement, no claims are pending or, to the knowledge of Tribune, threatened that Tribune or any of its Subsidiaries is infringing or otherwise adversely affecting the rights of any Person with regard to any Intellectual Property Right which is reasonably expected, individually or in the aggregate, to have a Material Adverse Effect on Tribune or prevent or materially delay consummation of the Offer or the Merger. To the knowledge of Tribune, except as set forth in
Section 5.11 of Tribune Disclosure Statement, no Person is infringing the rights of Tribune or any of its Subsidiaries with respect to any Intellectual Property Right except for such infringement that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Tribune or prevent or materially delay consummation of the Offer or the Merger.

   SECTION 5.12. Required Vote. The Tribune Stockholder Approval is the only vote of the holders of any capital stock of Tribune necessary under applicable Law or otherwise to transactions contemplated hereby or by the Voting Agreement.

   SECTION 5.13. Brokers. No broker, investment banker, financial advisor or other Person, other than Merrill Lynch & Co., the fees and expenses of which will be paid by Tribune, is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Tribune.

                                   ARTICLE VI

                                   COVENANTS

   SECTION 6.1. Company Interim Operations. During the period from the date of this Agreement through the Effective Time, the Company agrees as to itself and its Subsidiaries that (except as set forth in Section 6.1 of the Company Disclosure Statement, expressly contemplated or permitted by this Agreement, or to the extent that Tribune shall otherwise consent in writing):

     (a) Ordinary Course. The Company shall, and shall cause its Subsidiaries to, carry on their respective businesses in all material respects in the ordinary course consistent with past practice and shall use all reasonable efforts to preserve intact their present business organizations, keep available the services of their officers and key employees and preserve their relationships with customers, suppliers and others having business dealings with the Company and its Subsidiaries with the objective that the goodwill and ongoing business of the Company and its Subsidiaries shall be unimpaired at the Effective Time. Neither the Company nor any of its Subsidiaries shall engage in the conduct of any business other than its existing businesses.

     (b) Dividends; Changes in Stock. The Company shall not, and shall not permit any of its Subsidiaries to, (i) declare or pay any dividends on or make other distributions in respect of any of its capital stock, except (A) regular dividends on outstanding Company Preferred Shares pursuant to the existing terms of such securities, (B) regular quarterly cash dividends on outstanding Company Common Shares, consistent with past practice, in an amount no greater than $0.22 per share per quarter (provided, that the Company and Tribune will cooperate with respect to the record dates for dividends to be paid by the Company prior to the Effective Time and by Tribune after the Effective Time so that the holders of Company Common Shares do not receive dividends from both the Company in respect of Company Common Shares and from Tribune in respect of Tribune Common Shares, but will receive a dividend in respect of one or the other, for any given quarter) and (C) dividends by a direct or indirect Wholly-Owned Subsidiary of the Company to its parent entity, (ii) split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or (iii) repurchase, redeem or otherwise acquire any shares of capital stock of the Company or its Subsidiaries or any other securities thereof or any rights, warrants or options to acquire any such shares or other securities.

     (c) Issuance of Securities. The Company shall not, and shall not permit any of its Subsidiaries to, issue, deliver, sell, pledge or encumber, or authorize or propose the issuance, delivery, sale, pledge or encumbrance of, any shares of its capital stock of any class or any securities convertible into or exchangeable for, or any rights, warrants, calls, subscriptions or options to acquire, any such shares or convertible securities, or any other ownership interest (including stock appreciation rights or phantom stock), other than the issuance of Company Common Shares upon the exercise of Company Options outstanding on the date of this Agreement and in accordance with the existing terms of such Company Options.

     (d) Governing Documents. The Company shall not, and shall not permit any of its Subsidiaries to, amend or propose to amend its certificate of incorporation or its by-laws (or similar organizational documents) or alter through merger, liquidation, reorganization, restructuring or in any other fashion the corporate structure or ownership of any of its Subsidiaries.

     (e) Liquidation or Merger; Change of Control. The Company shall not, and shall not permit any of its Subsidiaries to, (i) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization or (ii) enter into any agreement or exercise any discretion providing for acceleration of payment or performance as a result of a change of control of the Company or its Subsidiaries.

     (f) No Acquisitions. The Company shall not, and shall not permit any of its Subsidiaries to, acquire or agree to acquire (i) by merging or consolidating with, or by purchasing a substantial equity interest in or a substantial portion of the assets of, or by any other manner, any business or any Person (other than mergers between Wholly-Owned Subsidiaries and other than such acquisitions in which the consideration is not individually in excess of $25 million and not in the aggregate in excess of $100 million) or (ii) any assets other than acquisitions in the ordinary course of business consistent with past practice, which are not material, individually or in the aggregate, to the Company and its Subsidiaries taken as a whole, and acquisitions of assets that are not businesses or Persons and which are for consideration that is not individually in excess of $25 million and not in the aggregate in excess of $100 million.

     (g) No Dispositions. Other than (i) dispositions in the ordinary course of business consistent with past practice, which are not material, individually or in the aggregate, to the Company and its Subsidiaries taken as a whole, and (ii) dispositions of assets that are not businesses or Persons and which are for consideration that is not individually in excess of $25 million and not in the aggregate in excess of $100 million, the Company shall not, and shall not permit any of its Subsidiaries to, sell, lease, license, encumber or otherwise dispose of, or agree to sell, lease, license, encumber or otherwise dispose of, any of its assets.

     (h) Indebtedness. The Company shall not, and shall not permit any of its Subsidiaries to, (i) incur any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or warrants or rights to acquire any debt securities of the Company or any of its Subsidiaries, guarantee any debt securities of others, enter into any "keep-well" or other agreement to maintain any financial statement condition of another Person or enter into any arrangement having the economic effect of any of the foregoing, except for working capital borrowings incurred in the ordinary course of business consistent with past practice and other indebtedness not in excess of $100 million in the aggregate or (ii) make any loans, advances or capital contributions to, or investments in, any other Person, other than (A) to the Company or any Wholly-Owned Subsidiary of the Company or (B) any advances to employees in accordance with past practice.

     (i) Advice of Changes; Filings. The Company shall confer on a regular and frequent basis with Tribune, report on operational matters and promptly advise Tribune orally and in writing of any Material Adverse Effect on the Company. The Company shall promptly provide to Tribune (and its counsel) copies of all filings made by the Company with any Governmental Entity in connection with this Agreement and the transactions contemplated hereby.

     (j) Tax Matters. The Company shall not make any Tax election that would have a material effect on the Tax liability of the Company or any of its Subsidiaries or settle or compromise any material income Tax liability of the Company or any of its Subsidiaries. The Company shall, before filing or causing to be filed any material Tax Return of the Company or any of its Subsidiaries, consult with Tribune and its advisors as to the positions and elections that may be taken or made with respect to such Tax Return, and shall take such positions or make such elections as the Company and Tribune shall jointly agree or, failing such agreement, shall take positions or make elections consistent with its past practice.

     (k) Capital Expenditures. The Company shall not, and shall not permit any of its Subsidiaries to, enter into any Contracts, arrangements or understandings requiring the purchase of equipment, materials, supplies or services in excess of $10 million, for any individual Contract, arrangement or understanding, or $50 million for all Contracts, arrangements or understandings in the aggregate.

     (l) Discharge of Liabilities. The Company shall not, and shall not permit any of its Subsidiaries to, pay, discharge, settle or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge, settlement or satisfaction, in the ordinary course of business consistent with past practice or in accordance with their terms, of liabilities recognized or disclosed in the most recent consolidated financial statements (or the notes thereto) of the Company included in the Company SEC Reports filed prior to the date of this Agreement or incurred since the date of such financial statements in the ordinary course of business consistent with past practice.

     (m) Material Contracts. The Company shall not, and shall not permit any of its Subsidiaries to enter into, modify in any material respect, amend in any material respect or terminate (i) any Material Contract or any agreement set forth in or of the type set forth in Section 4.10(b) of the Company Disclosure Statement or (ii) any agreement having a term longer than one year and having an aggregate value over its term greater than $10 million.

     (n) Affiliates. The Company shall not, and shall not permit any of its Subsidiaries to, enter into or amend or waive any right under any Contract with any Affiliate of the Company (other than its Subsidiaries).

     (o) Litigation and Claims. The Company shall not, and shall not permit any of its Subsidiaries to, settle or compromise any material litigation, or waive, release or assign any material rights or claims.

     (p) Employee Matters. Except as set forth in Section 6.1(p) of the Company Disclosure Statement and except in connection with any employment offer outstanding as of the date of this Agreement, the Company shall not, and shall not permit any of its Subsidiaries to, (i) grant any increases in the compensation of any of its directors, officers or employees, except for increases required under employment agreements existing on the date of this Agreement and increases for officers and employees in the ordinary course of business consistent with past practice that, in any event, do not increase such officer's or employee's aggregate cash compensation at target by more than 10% over his aggregate cash compensation at target in effect on the date of this Agreement, (ii) pay or agree to pay any pension retirement allowance or other employee benefit not required or contemplated by any of the existing Company Benefit Plans as in effect on the date of this Agreement, giving effect to any modification to any Company Benefit Plan authorized by the Company's Board of Directors prior to the date of this Agreement and previously delivered in writing to Tribune, to any such director, officer or employee, whether past or present, or to any other Person, (iii) pay or award or agree to pay or award any stock option or equity incentive awards in excess of options to acquire 50,000 shares in the aggregate or in a manner that is inconsistent with past practice, (iv) enter into any new, or amend any existing, employment, severance or termination agreement with any such director, officer or employee which, in the aggregate, would obligate the Company or its Subsidiaries to pay in excess of $1 million or (v) except as required to comply with applicable Law, become obligated under any new Company Benefit Plan which was not in existence on the date of this Agreement, or amend any such plan or arrangement in existence on the date of this Agreement if such amendment would have the effect of enhancing any benefits thereunder. The Company shall, as promptly as practicable, provide Tribune with copies of any amendments to any Company Benefit Plan (which shall be in accordance with the foregoing) made after the date of this Agreement and prior to the Effective Time.

     (q) Accounting. The Company shall not, and shall not permit any of its Subsidiaries to, adopt any change, other than in the ordinary course of business consistent with past practice or as required by the SEC or by law, in its accounting policies, procedures or practices.

     (r) Other Actions. The Company shall not, and shall not permit any of its Subsidiaries to, take any action that would, or that would reasonably be expected to, result in (i) any of the representations and warranties of the Company set forth in this Agreement becoming untrue or (ii) any of the conditions set forth in Annex I or Section 8.1 or Section 8.3 not being satisfied. The Company shall not, and shall not permit any of its Subsidiaries to, authorize, recommend or propose (other than to Tribune), or announce an intention to, or enter into any Contract, agreement, commitment or arrangement to, do any of the foregoing in this Section 6.1.

   SECTION 6.2. Tribune Interim Operations. During the period from the date of this Agreement through the Effective Time, Tribune agrees that (except as set forth in Section 6.2 of the Tribune Disclosure Statement, expressly contemplated or permitted by this Agreement, or to the extent that the Company shall otherwise consent in writing):

     (a) Dividends; Changes in Stock. Tribune shall not declare or pay any dividends on or make other distributions in respect of any of its capital stock, except regular quarterly cash dividends (including any increases in the ordinary course). The Company and Tribune will cooperate with respect to record dates for dividends as provided in Section 6.1(b)(i)(B).

     (b) Governing Documents. Tribune shall not amend or propose to amend its certificate of incorporation or its by-laws in any manner that adversely affects the rights of the Company's stockholders (it being understood that neither the Tribune Charter Amendment nor the Tribune by-law amendments contemplated hereby, nor any amendment to Tribune's Restated Certificate of Incorporation increasing the number of authorized shares of common stock or preferred stock of Tribune, will be deemed to affect adversely the rights of the Company's stockholders).

     (c) Accounting. Tribune shall not, and shall not permit any of its Subsidiaries to, adopt any change, other than in the ordinary course of business consistent with past practice or as required by the SEC or by law, in its accounting policies, procedures or practices.

     (d) New Lines of Business. Tribune shall not, and shall not permit, any of its Subsidiaries to, whether by merger, consolidation, acquisition or otherwise, enter into any material line of business that is not part of, related to or in support of the media business, other than incidentally as part of a larger acquisition within an existing line of business.

     (e) Certain Transactions. Tribune agrees that, prior to the Closing Date, it shall not without the prior written consent of the Company (which consent shall not be unreasonably withheld), agree to enter into any merger, reorganization, share exchange, business combination or similar transaction pursuant to which the stockholders of Tribune will receive any consideration (whether payable in cash, securities, property or other consideration) in exchange for their Tribune Common Shares unless (i) such transaction is not to be consummated until after the Effective Time or the termination of this Agreement pursuant to Section 9.1, (ii) such transaction would not be reasonably expected to prevent or materially delay the consummation of the Merger, and (iii) such transaction will not result in the Merger failing to qualify as a reorganization under Section 368 of the Code.

     (f) Other Actions. Tribune shall not, and shall not permit any of its Subsidiaries to, take any action that would, or that would reasonably be expected to, result in (i) any of the representations and warranties of Tribune set forth in this Agreement becoming untrue or (ii) any of the conditions set forth in Section 8.1 or Section 8.2 not being satisfied. Tribune shall not, and shall not permit any of its Subsidiaries to, authorize, recommend or propose (other than to the Company), or announce an intention to, or enter into any Contract, agreement, commitment or arrangement to, do any of the foregoing in this Section 6.2.

   SECTION 6.3. No Solicitation. (a) Except as otherwise provided in this
Section 6.3, from the date hereof until the Effective Time or earlier termination of this Agreement, the Company shall not, nor shall it permit any of its Affiliates to, nor shall it authorize or permit any officer, director or employee or any investment banker, attorney, accountant, agent or other advisor or representative of the Company or any of its respective Affiliates to, (i) solicit, initiate or encourage the submission of any Takeover Proposal, (ii) enter into any Contract with respect to a Takeover Proposal or (iii) participate in any discussions or negotiations regarding, or furnish to any Person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Takeover Proposal. The Company immediately shall cease and cause to be terminated all existing discussions or negotiations with any Persons conducted heretofore with respect to, or that could reasonably be expected to lead to, any Takeover Proposal.

     (b) The Company shall immediately advise Tribune orally and in writing of any request for information or of any Takeover Proposal, the material terms and conditions of such request or Takeover Proposal and the identity of the Person making such request or Takeover Proposal. The Company will keep Tribune fully and promptly informed of the status and details (including amendments or proposed amendments) of any such request or Takeover Proposal.

     (c) The Company may furnish information concerning its business, properties or assets to any Person in response to a request for such information made after the date of this Agreement which was not solicited, initiated or encouraged, directly or indirectly, by the Company or any of its Affiliates or their respective officers, directors, employees, investment bankers, attorneys, accountants, agents or other advisors, and may participate in discussions and negotiations with such Person concerning a Takeover Proposal, in each case if and only to the extent that (i) such Person has submitted a written Takeover Proposal to the Company's Board of Directors which the Board of Directors has determined in good faith, after consulting with and receiving advice from the Company's outside legal and financial advisors, constitutes or would reasonably be expected to result in a Superior Proposal and (ii) such Person has entered into a confidentiality agreement with the Company that is no less favorable to the Company than the Confidentiality Agreement. A "Superior Proposal" means a Takeover Proposal (a) that is more favorable to the Company and its stockholders than the Offer and the Merger and (b) which is reasonably capable of being consummated by the Person making such Takeover Proposal, taking into account the legal, financial, regulatory and other aspects of such Takeover Proposal. It is expressly understood and agreed that in determining whether a Takeover Proposal constitutes a Superior Proposal, the Company's Board of Directors shall consider (1) the impact that the consummation of such Takeover Proposal would have on the editorial independence and quality of the Company's properties and operations, (2) the ability of all the Company's stockholders to receive stock consideration in exchange for their shares of stock of the Company in the transaction contemplated by the Takeover Proposal in a manner that is tax-free to the holders of such shares and (3) the factors set forth in Article XI of the Company Charter. The Company will promptly provide to Tribune any information regarding the Company provided to any Person making a Superior Proposal which was not previously provided to Tribune. Nothing contained herein shall affect any of the obligations of the parties to the Voting Agreement contained in Paragraph 4 of the Voting Agreement.

     (d) The Company's Board of Directors may withdraw or modify its approval or recommendation of the Offer and the Merger in connection with a Superior Proposal if (i) the Board of Directors determines in good faith, after receipt of advice from outside counsel to the Company, that failure to do so would be inconsistent with its fiduciary duties to the Company's stockholders under applicable law and (ii) the Company notifies Tribune of any such withdrawal or modification prior to its release to the public. Nothing contained in this Agreement shall prevent the Board of Directors of the Company from complying with Rule 14d-9 and Rule 14e-2 promulgated under the Exchange Act.

     (e) Notwithstanding anything to the contrary contained herein, the Company shall not take any action to make the restrictions on business combinations contained in Section 203 of the DGCL or the business combination provisions currently contained in Article X of the Company Charter inapplicable to any Takeover Proposal (including any Superior Proposal) prior to the termination of this Agreement in accordance with its terms.

     (f) Notwithstanding anything to the contrary contained herein, this Agreement shall be submitted to the stockholders of the Company for the purpose of approving this Agreement and the Merger, regardless of the recommendation or any change in the recommendation of the Company's Board of Directors with respect thereto.

   SECTION 6.4. Third Party Standstill Agreements. During the period from the date of this Agreement until the Effective Time or earlier termination of this Agreement, the Company shall not terminate, amend, modify or waive any provision of any confidentiality or standstill agreement to which it or any of its Subsidiaries is a party (other than any involving Tribune or its Subsidiaries). During such period, the Company agrees to enforce, to the fullest extent permitted under applicable Law, the provisions of any such agreements, including obtaining injunctions to prevent any breaches of such agreements and to enforce specifically the terms and provisions thereof in any court of the United States or any state thereof having jurisdiction.

   SECTION 6.5. Certain Litigation. The Company agrees that, prior to the termination of this Agreement pursuant to Article IX, it shall not settle any litigation commenced after the date of this Agreement against the Company or any of its directors by any stockholder of the Company relating to the Offer, the Merger, this Agreement, the Voting Agreement or the other transactions contemplated hereby, without the prior written consent of Tribune. In addition, prior to the termination of this Agreement pursuant to Article IX, the Company shall not voluntarily cooperate with any third party that may hereafter seek to restrain or prohibit or otherwise oppose the Offer or the Merger and shall cooperate with Tribune to resist any such effort to restrain or prohibit or otherwise oppose the Offer or the Merger.

   SECTION 6.6. Indemnification. (a) The Company shall, to the fullest extent permitted under applicable Law, indemnify and hold harmless and, after the Effective Time, Tribune shall, to the fullest extent permitted under applicable Law, indemnify and hold harmless, each present and former director and officer of the

Company and each Subsidiary of the Company and each such individual who served at the request of the Company or any Subsidiary of the Company as a director, officer, trustee, partner, fiduciary, employee or agent of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise (collectively, the "Indemnified Parties") against all costs and expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages, liabilities and settlement amounts paid in connection with any claim, action, suit, proceeding or investigation (whether arising before or after the Effective Time), whether civil, administrative or investigative, arising out of or pertaining to any action or omission in their capacity as an officer or director of the Company or Subsidiary of the Company, as applicable, in each case occurring prior to the Effective Time (including the transactions contemplated by this Agreement).

   (b) For six years from the Effective Time, Tribune shall use all reasonable efforts to provide to the Company's current directors and officers liability insurance protection of the same kind and scope as that provided by the Company's directors' and officers' liability insurance policies in effect on the date of this Agreement (true and complete copies of which have been made available to Tribune); provided, however, that in no event shall Tribune be required to expend more than 200% of the current amount expended by the Company as of the date of this Agreement (the "Insurance Amount") to maintain or procure insurance coverage pursuant hereto, and provided, further, that if Tribune is unable to maintain or obtain the insurance called for by this
Section 6.6(b), Tribune shall use all reasonable efforts to obtain as much comparable insurance as available for the Insurance Amount).

   SECTION 6.7. Listing of Tribune Common Shares. Tribune will use all reasonable efforts to cause the Tribune Common Shares to be issued in the Merger pursuant to this Agreement to be listed for trading on the NYSE, subject to official notice of issuance, prior to the Effective Time.

   SECTION 6.8. Governance Matters. (a) Board of Directors. The Board of Directors of Tribune shall take all necessary action such that, as of the Effective Time, the Board of Directors of Tribune shall be increased by four directorships, consisting of two additional directorships with respect to the class ("Class I") of directors to be elected in 2001, one additional directorship with respect to the class ("Class II") of directors to be elected in 2002 and one additional directorship with respect to the class ("Class III") of directors to be elected in 2003. The Board of Directors of Tribune shall take all necessary action such that the individuals named on Schedule 6.8 are elected to fill the newly created directorships in each such Class, as set forth on Schedule 6.8, immediately after the effectiveness of such directorships.

   (b) Tribune Charter and By-Laws. The Board of Directors of Tribune shall take all action necessary such that the Tribune Charter Amendment containing the terms set forth in Exhibit B, and the amendments to the By-laws of Tribune set forth in Exhibit C, are effective as of the Effective Time.

   (c) Subsidiary Actions. The Board of Directors of Tribune shall take the actions set forth in Exhibit D hereto.

   (d) Beneficiaries. Chandler Trust I and Chandler Trust II shall have the power to enforce this Section 6.8 as third party beneficiaries hereof.

   (e) Tribune covenants to take all necessary actions to amend the Rights Agreement (as defined in the definition of "Rights") to permit Chandler Trust I and Chandler Trust II, and the trustees of each, to beneficially own the Tribune Common Shares acquired by them pursuant to this Agreement, or otherwise beneficially owned by them as of the Effective Time, without becoming an "Acquiring Person" or causing any other adverse consequences under the Rights Agreement so long as they do not acquire beneficial ownership of any additional Tribune Common Shares after the Effective Time.

   SECTION 6.9. Employee Benefits.

   (a) Obligations of Tribune; Continuance of Benefits. For a period of one year immediately following the Effective Time, the coverage and benefits provided to employees and former employees of the Company and its Subsidiaries ("Company Employees") pursuant to employee benefits plans or arrangements maintained by

Tribune or any of its Subsidiaries shall be no less favorable, in the aggregate, than those provided to such employees immediately prior to the Effective Time. Except as provided in Sections 3.4 and 6.9(c), notwithstanding the foregoing, nothing herein shall require (i) the continuation of any particular benefit plan or prevent the amendment or termination thereof (subject to the maintenance, in the aggregate, of the benefits) or (ii) Tribune to continue or maintain any stock option, stock purchase or other incentive plan related to the equity of the Company.

   (b) Pre-Existing Limitations; Deductible; Service Credit. With respect to any incentive, benefits and perquisite plans and programs ("Benefit Plans") of Tribune or any Subsidiary of Tribune in which the Company Employees participate effective as of the Effective Time or thereafter, Tribune shall: (i) waive any limitations as to pre-existing conditions, exclusions and waiting periods with respect to participation and coverage requirements applicable to the Company Employees under any Benefit Plan that is an employee welfare benefit within the meaning of Section 3(1) of ERISA ("Welfare Plan") in which such Company Employees may be eligible to participate after the Effective Time (provided, however, that no such waiver shall apply to a pre-existing condition, exclusion or waiting period applicable to any Company Employee to the extent that he or she was, as of the Effective Time, excluded from participation in a Company Benefit Plan by reason of such pre-existing condition, exclusion or waiting period, and provided, further, that no such waiver shall apply to a pre-existing condition, exclusion or waiting period of any Company Employee unless the Company Employee enrolls in the applicable Welfare Plan when first eligible to do so), (ii) in the event Company Employees are transferred to a new Welfare Plan within the plan year beginning January 1, 2000, for purposes of accumulating annual deductibles, co-payments and out-of-pocket requirements, provide each Company Employee with credit for any co-payments and deductibles paid prior to the Effective Time, but within such plan year, for purposes of satisfying any applicable deductible or out-of-pocket requirements under any Welfare Plan in which such employees may be eligible to participate after the Effective Time, and (iii) recognize all service of the Company Employees with the Company, for all purposes other than benefit accrual, in any Benefit Plan in which such Company Employees may be eligible to participate after the Effective Time. Prior to the Effective Time, the Board of Directors of Tribune, or an appropriate committee of non-employee directors thereof, shall adopt a resolution consistent with the interpretive guidance of the SEC so that the acquisition by any officer or director of the Company who may become a covered person of Tribune for purposes of Section 16 of the Exchange Act and the rules and regulations thereunder ("Section 16") of Tribune Common Shares or options to acquire Tribune Common Shares pursuant to this Agreement and the Merger shall be an exempt transaction for purposes of Section 16.

   (c) Employment and Severance Arrangements. As of the Effective Time, Tribune shall assume, honor and perform in accordance with their terms all employment, severance, change in control and other such agreements of the Company and its Subsidiaries and Affiliates, giving effect to any amendment or modification to any such agreement authorized by the Company's Board of Directors prior to the date of this Agreement (the "Employment Arrangements"). With respect to the Times Mirror Deferred Compensation Plan For Executives and the Deferred Plan for Directors Fees, Tribune shall credit 9% interest per annum, cumulative, from the date any amount is credited to a participant under any such plans effective with respect to all amounts credited under such plans as of the Effective Time, and on all amounts which may be deferred under such plans in connection with the Merger or any termination of any employment related thereto, whether credited with respect to deferrals before or after the Effective Time until all such amounts are paid under the plan in accordance with its terms. Tribune shall pay the reasonable attorney's fees of the individual party to the applicable Employment Arrangement in the event such individual party files a claim in good faith to enforce Tribune's obligations and prevails in such action. Such individual parties are hereby specifically made a third party beneficiary of this Section 6.9(c).

   (d) Successor Obligations. Notwithstanding any other provision of this Agreement, in the event Tribune sells or otherwise disposes of any Subsidiary of the Company coincident with or within one year after the Effective Time, Tribune shall require as a condition of such sale or disposition that the buyer shall assume all obligations of Tribune under this Section 6.9. In the alternative, Tribune may elect to guarantee the payment of such obligations.

                                  ARTICLE VII

                            ADDITIONAL ARRANGEMENTS

   SECTION 7.1. Registration Statement; Proxy Statement. (a) As promptly as practicable after the execution of this Agreement, Tribune and the Company shall prepare and file with the SEC a joint proxy statement relating to the meeting of the Company's stockholders to be held in connection with the Merger and the meeting of Tribune's stockholders to be held in connection with the Merger, including the Share Issuance and the Tribune Charter Amendment (together with any amendments thereof or supplements thereto, the "Proxy Statement"), and Tribune shall prepare and file with the SEC a registration statement on Form S-4 (together with all amendments thereto, the "Registration Statement") in which the Proxy Statement shall be included as a prospectus, in connection with the registration under the Securities Act of the Tribune Common Shares to be issued to the stockholders of the Company pursuant to the Merger. Each of Tribune and the Company will use all reasonable efforts to cause the Registration Statement to become effective as promptly as practicable, and, prior to the effective date of the Registration Statement, Tribune shall take all or any action required under any applicable federal or state securities Laws in connection with the issuance of Tribune Common Shares in the Merger. Each of Tribune and the Company shall furnish all information concerning it and the holders of its capital stock as the other may reasonably request in connection with such actions and the preparation of the Registration Statement and the Proxy Statement. As promptly as practicable after the Registration Statement shall have become effective, each of the Company and Tribune shall mail the Proxy Statement to its stockholders.

   (b) No amendment or supplement to the Proxy Statement or the Registration Statement will be made by Tribune or the Company without the approval of the other party (which approval shall not be unreasonably withheld or delayed). Tribune and the Company each will advise the other, promptly after it receives notice thereof, of the time when the Registration Statement has become effective or any supplement or amendment has been filed, of the issuance of any stop order, the suspension of the qualification of the Tribune Common Shares issuable in connection with the Merger for offering or sale in any jurisdiction, or any request by the SEC for an amendment of the Proxy Statement or the Registration Statement or comments thereon and responses thereto or requests by the SEC for additional information.

   (c) The information supplied by Tribune for inclusion in the Registration Statement and the Proxy Statement shall not, at (i) the time the Registration Statement is declared effective, (ii) the time the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to the stockholders of the Company, (iii) the time the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to stockholders of Tribune, (iv) the time of the Company Stockholders' Meeting, (v) the time of the Tribune Stockholders' Meeting and (vi) the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. If at any time prior to the Effective Time any event or circumstance relating to Tribune or any of its Subsidiaries, or their respective officers or directors, should be discovered by Tribune which should be set forth in an amendment or a supplement to the Registration Statement or Proxy Statement, Tribune shall promptly inform the Company. All documents that Tribune is responsible for filing with the SEC in connection with the transactions contemplated hereby will comply as to form and substance in all material respects with the applicable requirements of the Securities Act and the rules and regulations thereunder and the Exchange Act and the rules and regulations thereunder.

   (d) The information supplied by the Company for inclusion in the Registration Statement and the Proxy Statement shall not, at (i) the time the Registration Statement is declared effective, (ii) the time the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to the stockholders of the Company, (iii) the time the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to stockholders of Tribune, (iv) the time of the Company Stockholders' Meeting, (v) the time of the Tribune Stockholders' Meeting and (vi) the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. If at any time prior to the Effective Time any event or circumstance relating to the Company or any of its Subsidiaries, or their respective officers or directors, should be discovered by the Company which should be set forth in an amendment or a supplement to the Registration Statement or Proxy Statement, the Company shall promptly inform Tribune. All documents that the Company is responsible for filing with the SEC in connection with the transactions contemplated herein will comply as to form and substance in all material respects with the applicable requirements of the Securities Act and the rules and regulations thereunder and the Exchange Act and the rules and regulations thereunder.

   SECTION 7.2. Stockholders' Meetings.

   (a) Company Stockholders' Meeting. The Company shall call and hold a meeting of its stockholders (the "Company Stockholders' Meeting") as promptly as practicable for the purpose of voting upon the approval of this Agreement and the Merger, and the Company shall use its best efforts to hold the Company Stockholders' Meeting as soon as practicable after the date on which the Registration Statement becomes effective.

   (b) Tribune Stockholders' Meeting. Tribune shall call and hold a meeting of its stockholders (the "Tribune Stockholders' Meeting") as promptly as practicable for the purpose of voting upon the approval of this Agreement and the Merger, including the Share Issuance and the Tribune Charter Amendment, and Tribune shall use its best efforts to hold the Tribune Stockholders' Meeting as soon as practicable after the date on which the Registration Statement becomes effective.

   SECTION 7.3. Access to Information. Except as required pursuant to any confidentiality agreement or similar agreement or arrangement to which the Company or Tribune or any of their respective Subsidiaries is a party (which such Person shall use reasonable best efforts to cause the counterparty thereto to waive) or pursuant to applicable Law or the regulations or requirements of any stock exchange or other regulatory organization with whose rules the parties are required to comply, from the date of this Agreement to the Effective Time, each party shall (and shall cause its Subsidiaries to): (a) provide to the other party (and its officers, directors, employees, accountants, consultants, legal counsel, agents and other representatives, collectively, "Representatives") access at reasonable times upon prior notice to the officers, employees, agents, properties, offices and other facilities of such party and its subsidiaries and to the books and records thereof and (b) furnish promptly such information concerning the business, properties, contracts, assets, liabilities, personnel and other aspects of such party and its subsidiaries as the other party or its Representatives may reasonably request. No investigation conducted pursuant to this Section 7.3 shall affect or be deemed to modify any representation or warranty made in this Agreement. Each party will hold any information so obtained which is non-public in accordance with the provisions of the Confidentiality Agreement.

   SECTION 7.4. Reasonable Best Efforts. Each of the Company and Tribune agrees to use reasonable best efforts to take, or cause to be taken, all actions necessary to comply promptly with all legal requirements that may be imposed on itself with respect to the Offer and the Merger (which actions shall include furnishing all information required under the HSR Act and in connection with approvals of or filings with any other Governmental Entity) and shall promptly cooperate with and furnish information to each other in connection with any such requirements imposed upon any of them or any of their Subsidiaries in connection with the Offer and the Merger. Each of the Company and Tribune shall, and shall cause its Subsidiaries to, use reasonable best efforts to take all actions necessary to obtain (and shall cooperate with each other in obtaining) any Authorization of, or any exemption by, any Governmental Entity or other public or private third party required to be obtained or made by Tribune, the Company or any of their Subsidiaries in connection with the Offer and the Merger or the taking of any action contemplated thereby or by this Agreement or the Voting Agreement; provided, that Tribune shall not be required to agree, and the Company shall not agree without Tribune's consent, to waive any substantial rights or to accept any substantial limitation on its operations or to dispose of any material assets in connection with obtaining any such Authorization unless such waiver, limitation or disposition would not reasonably be expected to have a Material Adverse Effect on the Company or on Tribune, and provided, further, that at Tribune's written request, the Company shall agree to any such waiver, limitation or disposal, which agreement may, at the Company's option, be conditioned upon and effective only as of the Effective Time.

   SECTION 7.5. Notices of Certain Events. Each of the Company and Tribune shall promptly notify the other of:

     (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

     (b) any notice or other communication from any Governmental Entity in connection with the transactions contemplated by this Agreement;

     (c) the occurrence, or non-occurrence, of any event the occurrence, or non-occurrence, of which would be reasonably expected to cause any representation or warranty contained herein to be untrue or inaccurate in any material respect at any time during the period commencing on the date of this Agreement and ending at the Effective Time; and

     (d) any failure of such party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section
  7.5 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

   SECTION 7.6. Tax-Free Reorganization. (a) Prior to the Effective Time, each party shall use its reasonable best efforts to cause the Merger to qualify as a reorganization within the meaning of the provisions of Section 368 of the Code ("368 Reorganization"), and shall not knowingly take any action that would cause the Merger not to so qualify. Tribune shall not knowingly take any action after the Effective Time that would cause the Merger not to qualify as a 368 Reorganization.

   (b) Each party shall use its reasonable best efforts to obtain the opinions referred to in Sections 8.2(c) and 8.3(c).

   SECTION 7.7. Public Announcements. So long as this Agreement is in effect, the Company and Tribune will consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby and, subject to the immediately following sentence will not issue any such press release or make any such public statement without the prior consent of the other party, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, any such press release or public statement as may be required by applicable Law or any listing agreement with any national securities exchange may be issued without such consent, if the party making such release or statement has used its reasonable efforts to consult with the other party.

   SECTION 7.8. Affiliates of the Company. Within 30 days following the date of this Agreement, the Company shall deliver to Tribune a letter identifying all known Persons who may be deemed affiliates of the Company under Rule 145 of the Securities Act (a "Rule 145 Affiliate"). The Company shall use its reasonable best efforts to obtain a written agreement from each Rule 145 Affiliate as soon as practicable and, in any event, at least 30 days prior to the Effective Time, substantially in the form of Exhibit E hereto.

   SECTION 7.9. Charitable Contributions. For five years after the Effective Time, Tribune will continue the existence and operation of the Times Mirror Foundation (the "Foundation") and fund charitable contributions of the Foundation consistent with past practice.

   SECTION 7.10. Voting Agreement. Tribune shall not agree to any amendment to the proviso contained in Paragraph 3 of the Voting Agreement without the prior consent of the Board of Directors of the Company, which may be withheld in the Board of Directors' sole discretion.

                                  ARTICLE VIII

                              CONDITIONS PRECEDENT

   SECTION 8.1. Conditions to Each Party's Obligation To Effect the Merger. The respective obligation of each party to effect the Merger shall be subject to the satisfaction prior to the Closing of the following conditions:

     (a) Stockholder Approval. Each of the Company Stockholder Approval and the Tribune Stockholder Approval shall have been obtained.

     (b) HSR Period. The waiting period (and any extension thereof) applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated.

     (c) No Injunctions or Restraints. No statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other Governmental Entity or other legal restraint or prohibition preventing the consummation of the Merger shall be in effect; provided, however, that each of the parties shall have used reasonable efforts to prevent the entry of any such injunction or other order and to appeal as promptly as possible any injunction or other order that may be entered, subject to the provisos set forth in the last sentence of Section 7.4.

     (d) Registration Statement. The Registration Statement shall have been declared effective and shall be effective at the Effective Time, and no stop order suspending effectiveness shall have been issued, no action, suit, proceeding or investigation by the SEC to suspend the effectiveness thereof shall have been initiated and be continuing, and all necessary approvals under state securities Laws or the Securities Act or the Exchange Act relating to the issuance or trading of the Tribune Common Shares to be issued hereunder shall have been received.

     (e) Listing of Tribune Shares. The Tribune Common Shares to be issued in the Merger shall have been approved for listing on the NYSE, subject only to official notice of issuance.

   SECTION 8.2. Conditions to the Company's Obligation to Effect the Merger.

   The obligation of the Company to effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of the following additional conditions:

     (a) Performance of Obligations; Representations and Warranties. (i) Tribune shall have performed in all material respects each of its agreements contained in this Agreement required to be performed at or prior to the Effective Time and (ii) each of the representations and warranties of Tribune contained in this Agreement that is qualified by materiality shall be true and correct on and as of the Closing Date as if made on and as of such date (other than to the extent that any such representation and warranty, by its terms, is expressly limited to a specific date, in which case such representation and warranty shall be true and correct as of such date) and each of such representations and warranties that is not so qualified shall be true and correct in all material respects on and as of the Closing Date as if made on and as of such date (other than to the extent that any such representation and warranty, by its terms, is expressly limited to a specific date, in which case such representation and warranty shall be true and correct in all material respects as of such date).

     (b) Officer's Certificate. Tribune shall have furnished to the Company a certificate, dated the Closing Date, signed on behalf of Tribune by an executive officer of Tribune, certifying to the effect that the conditions set forth in Section 8.2(a) have been satisfied in full.

     (c) Tax Opinion. The Company shall have received an opinion of Gibson, Dunn & Crutcher LLP in form and substance reasonably satisfactory to the Company, on the basis of certain facts, representations and assumptions set forth in such opinion, dated the Effective Time, to the effect that the Merger will be treated for federal income tax purposes as a 368 Reorganization and that each of Tribune and the

  Company will be a party to the reorganization within the meaning of Section 368 of the Code. In rendering such opinion, such counsel shall be entitled to rely upon certain documentation including representations of officers of the Company and Tribune.

  Notwithstanding the foregoing, if the Offer has been made and Tribune has purchased at least 15 million Company Common Shares pursuant to the Offer,
Section 8.2(a)(ii) shall not be a condition to the obligation of the Company to effect the Merger and the certificate referred to in Section 8.2(b) shall only be required to address satisfaction of the condition set forth in Section 8.2(a)(i).

   SECTION 8.3. Conditions to Tribune's Obligation to Effect the Merger. The obligation of Tribune to effect the Merger shall be subject to the satisfaction at or prior to the Closing of the following additional conditions:

     (a) Performance of Obligations; Representations and Warranties. (i) The Company shall have performed in all material respects each of its agreements contained in this Agreement required to be performed at or prior to the Effective Time and (ii) each of the representations and warranties of the Company contained in this Agreement that is qualified by materiality shall be true and correct on and as of the Closing Date as if made on and as of such date (other than to the extent that any such representation and warranty, by its terms, is expressly limited to a specific date, in which case such representation and warranty shall be true and correct as of such date) and each of such representations and warranties that is not so qualified shall be true and correct in all material respects on and as of the Closing Date as if made on and as of such date (other than to the extent that any such representation and warranty is, by its terms, expressly limited to a specific date, in which case such representation and warranty shall be true and correct in all material respects as of such date).

     (b) Officer's Certificate. The Company shall have furnished to Tribune a certificate, dated the Closing Date, signed on behalf of the Company by an executive officer of the Company, certifying to the effect that the conditions set forth in Section 8.3(a) have been satisfied in full.

     (c) Tax Opinion. Tribune shall have received an opinion of Wachtell, Lipton, Rosen & Katz, in form and substance reasonably satisfactory to Tribune, on the basis of certain facts, representations and assumptions set forth in such opinion, dated the Effective Time, to the effect that the Merger will be treated for federal income tax purposes as a 368 Reorganization and that each of Tribune and the Company will be a party to the reorganization within the meaning of Section 368 of the Code. In rendering such opinion, such counsel shall be entitled to rely upon certain documentation including representations of officers of the Company and Tribune.

     (d) Other Authorizations. All Authorizations and exemptions required by any Governmental Entity and other Persons in connection with the Merger and the transactions contemplated hereby and the Voting Agreement shall have been obtained or made, except to the extent the failure to obtain or make such Authorizations or exemptions would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or on Tribune.

  Notwithstanding the foregoing, if the Offer has been made and Tribune has purchased at least 15 million Company Common Shares pursuant to the Offer,
Section 8.3(a)(ii) shall not be a condition to the obligation of Tribune to effect the Merger and the certificate referred to in Section 8.3(b) shall only be required to address satisfaction of the condition set forth in Section 8.3(a)(i).

                                   ARTICLE IX

                                  TERMINATION

   SECTION 9.1. Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after the Company Stockholder Approval or the Tribune Stockholder Approval:

     (a) by mutual written consent of Tribune and the Company;

     (b) by either Tribune or the Company:

       (i) if any Governmental Entity of competent jurisdiction shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the consummation of the Merger and such order, decree or ruling or other action shall have become final and nonappealable;

       (ii) (A) if, at the Company Stockholders' Meeting (including any adjournment thereof), the Company Stockholder Approval shall not have been obtained or (B) if, at the Tribune Stockholders' Meeting
    (including any adjournment thereof), the Tribune Stockholder Approval shall not have been obtained; or

       (iii) if the Merger shall not have been consummated by December 31, 2000, unless the failure to consummate the Merger is the result of a breach of this Agreement by the party seeking to terminate this Agreement;

     (c) by Tribune if the Company shall have (i) failed to perform in any material respect any material obligation or to comply in any material respect with any material agreement or covenant of the Company to be performed or complied with by it under this Agreement or (ii) breached in any material respect any of its representations or warranties contained in this Agreement, which failure or breach described in such clause (i) or
  (ii) cannot be cured, such that the condition set forth in Section 8.3(a) cannot be satisfied on or prior to December 31, 2000; provided, that, if Tribune purchases at least 15 million Company Common Shares in the Offer, only clause (i) of this paragraph (c) shall give rise to a right of termination.

     (d) by Tribune if (i) the Board of Directors of the Company or any committee thereof shall have withdrawn or modified in a manner adverse to Tribune its approval or recommendation of the Offer, the Merger or this Agreement, or approved or recommended any Takeover Proposal, or (ii) the Board of Directors of the Company or any committee thereof shall have resolved to do any of the foregoing;

     (e) by the Company if Tribune shall have (i) failed to perform in any material respect any material obligation or to comply in any material respect with any material agreement or covenant of Tribune to be performed or complied with by it under this Agreement or (ii) breached in any material respect any of its representations or warranties contained in this Agreement, which failure or breach described in such clause (i) or (ii) cannot be cured, such that the condition set forth in Section 8.2(a) cannot be satisfied on or prior to December 31, 2000, provided, that, if Tribune purchases at least 15 million Company Common Shares in the Offer, only clause (i) of this paragraph (e) shall give rise to a right of termination.

   SECTION 9.2. Effect of Termination. In the event of a termination of this Agreement by either the Company or Tribune as provided in Section 9.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Tribune or the Company or their respective officers or directors, except with respect to the last sentence of Section 7.3, Section
9.3 and this Section 9.2; provided, however, that nothing herein shall relieve any party of liability for any material breach hereof.

   SECTION 9.3. Fees and Expenses. (a) Except as otherwise provided in this
Section 9.3, all costs and expenses incurred in connection with the Merger, this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated; provided that the Company and Tribune shall share equally all fees and expenses, other than attorneys' and accounting fees and expenses, incurred in relation to the printing, filing and mailing of the Registration Statement and the Proxy Statement.

   (b) In the event (i) this Agreement is terminated by Tribune pursuant to
Section 9.1(d) or Section 9.1(b)(ii)(A) at any time after the Company's Board of Directors has modified or withdrawn its approval or recommendation of the Offer, the Merger or this Agreement or (ii)(A) prior to the time of the Company Stockholder's Meeting a Takeover Proposal is made by a third party, (B) the Company Stockholder Approval is not obtained and (C) on or prior to the 12-month anniversary of the termination of this Agreement a Takeover Proposal is consummated or the Company or any of its Subsidiaries or Affiliates enters into an agreement or letter of intent (or resolves or announces an intention to do so) with respect to a Takeover Proposal with a third party, then promptly following such termination in the case of clause (i) or such event in the case of clause (ii) the Company shall pay to Tribune the sum of $250 million in cash (the "Fee"); provided, that payment of the Fee shall not prevent Tribune from seeking any remedies available to it against the parties to the Voting Agreement for a breach thereof.

                                   ARTICLE X

                                 MISCELLANEOUS

   SECTION 10.1. Survival of Representations and Warranties. The representations and warranties contained herein and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time or the termination of this Agreement.

   SECTION 10.2. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given,

    (i) if to Tribune, to:

     Tribune Company
     435 North Michigan Avenue, Suite 2300
     Chicago, IL 60611
     Attention: General Counsel
     Fax: (312) 222-4206

     with a copy to:

     Wachtell, Lipton, Rosen & Katz
     51 West 52nd Street
     New York, New York 10019
     Attention: Steven A. Rosenblum, Esq.
     Fax: (212) 403-2000

     and to:

     Sidley & Austin
     One Bank One Plaza
     10 South Dearborn
     Chicago, Illinois 60603
     Attention: Larry A. Barden, Esq.
     Fax: (312) 853-7036

    (ii) if to the Company, to:

     The Times Mirror Company
     Times Mirror Square Sixth Floor
     Los Angeles, CA 90053
     Attention: General Counsel
     Fax: (213) 237-7696

     with a copy to:

     Gibson, Dunn & Crutcher LLP
     333 South Grand Avenue
     Los Angeles, CA 90071
     Attention: Peter F. Ziegler
     Fax: (213) 229-7520

     and to:

     Skadden, Arps, Slate, Meagher & Flom LLP
     300 South Grand Avenue, Suite 3400
     Los Angeles, California 90071-3144
     Attention: Jerome L. Coben
     Fax: (213) 687-5600
or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

   SECTION 10.3. Amendment. This Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors at any time before or after obtaining the Company Stockholder Approval or Tribune Stockholder Approval, but, after any such approval, no amendment shall be made which by Law requires further approval by the stockholders of the Company or Tribune, as applicable, without obtaining such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

   SECTION 10.4. Extension; Waiver. At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective Boards of Directors, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or (c) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

   SECTION 10.5. Interpretation. When a reference is made in this Agreement to an Article or a Section, such reference shall be to an Article or a Section of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

   SECTION 10.6. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that both parties need not sign the same counterpart.

   SECTION 10.7. Entire Agreement; No Third Party Beneficiaries. This Agreement (together with the Exhibits hereto, the Confidentiality Agreement and the other documents and the instruments referred to herein) (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof, and
(b) except as provided in Sections 6.6, 6.8 and 6.9(c), is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

   SECTION 10.8. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware without regard to the conflicts of law rules of such State.

   SECTION 10.9. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other party; provided, that Tribune may assign its rights and obligations under this Agreement with respect to the Offer without the consent of the Company to a Wholly-Owned Subsidiary of Tribune (provided that such assignment shall not relieve the Company of its obligations hereunder). Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

   SECTION 10.10. Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Delaware or in a Delaware state court, this being in addition to any other remedy to which they are entitled at Law or in equity. In addition, each of the parties hereto (a) consents to submit such party to the personal jurisdiction of any federal court located in the State of Delaware or any Delaware state court in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (b) agrees that such party will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (c) agrees that such party will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than a federal court sitting in the State of Delaware or a Delaware state court.

   SECTION 10.11. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

   SECTION 10.12. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

   IN WITNESS WHEREOF, Tribune and the Company have each caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

                                          Tribune Company

                                                   /s/ John W. Madigan
                                          By ______________________________
                                              Name: John W. Madigan
                                              Title:  Chairman, President and
                                                      Chief Executive Officer

                                          The Times Mirror Company

                                                   /s/ Mark H. Willes
                                          By ______________________________
                                              Name: Mark H. Willes
                                              Title:  Chairman of the Board,
                                                      President and Chief
                                                      Executive Officer

                                                                         ANNEX I

   Conditions to the Offer. Notwithstanding any other provision of the Offer, Tribune shall not be required to accept for payment or, subject to any applicable rules and regulations of the SEC, including Rule 14e-1(c) promulgated under the Exchange Act (relating to Tribune's obligation to pay for or return tendered Company Common Shares promptly after termination or withdrawal of the Offer), pay for, and (subject to any such rules or regulations) may delay the acceptance for payment of any tendered Company Common Shares and (except as provided in the Merger Agreement) amend or terminate the Offer as to any Company Common Shares not then paid for if (i) there shall not have been validly tendered and not withdrawn prior to the expiration of the Offer at least 15 million Company Common Shares (the "Minimum Condition") or (ii) any applicable waiting period (and any extension thereof) under the HSR Act shall not have expired or been terminated prior to the expiration of the Offer or (iii) at any time after the date of the Merger Agreement and prior to the time of payment for any such Company Common Shares (whether or not any Company Common Shares have theretofore been accepted for payment or paid for pursuant to the Offer), any of the following events shall occur and be continuing or conditions exists:

     (a) there shall have been any action taken, or any statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other Governmental Entity or other legal restraint or prohibition which (i) prohibits, or makes illegal, the acceptance for payment, payment for or purchase of Company Common Shares or the consummation of the Offer, the Merger or the other transactions contemplated by this Agreement, (ii) renders Tribune unable to accept for payment, pay for or purchase some or all of the Company Common Shares,
  (iii) imposes material limitations on the ability of Tribune to effectively exercise full rights of ownership of the Company Common Shares, including the right to vote the Company Common Shares purchased by it or (iv) otherwise has or is reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company or Tribune; or

     (b) the Merger Agreement shall have been terminated in accordance with its terms or any event shall have occurred which gives Tribune the right to terminate the Merger Agreement or not consummate the Merger; or

     (c) since the date of the Merger Agreement there shall have occurred any event, change, effect or development that, individually or in the aggregate with any other event, change, effect or development, has had or would reasonably be expected to have a Material Adverse Effect on the Company or prevent or materially delay consummation of the Offer or the Merger; or

     (d) (i) any of the representations and warranties of the Company contained in the Merger Agreement that is qualified by materiality shall not be true and correct in all respects as of the date of determination, as if made at and as of such time (except to the extent that any such representation or warranty, by its terms, is expressly limited to a specific date, in which case such representation or warranty shall not be true and correct as of such date) or (ii) any of such representations and warranties that is not so qualified shall not be true and correct in all material respects as of the date of determination, as if made at and as of such time (except to the extent that any such representation or warranty, by its terms, is expressly limited to a specific date, in which case such representation or warranty shall not be true and correct in all material respects as of such date); or

     (e) the Company shall have failed to perform in all material respects each of its agreements contained in the Merger Agreement required to be performed at or prior to the date of determination; or

     (f) there shall have occurred (i) any general suspension of trading in, or limitation on prices for, securities on any national securities exchange or in the over-the-counter market in the United States, (ii) a declaration of a banking moratorium or any suspension of payments in respect of banks in the United States, (iii) any limitation (whether or not mandatory) by any Governmental Entity on, or other event that materially and adversely affects, the extension of credit by banks or other lending institutions or
  (iv) in the
  case of any of the foregoing existing at the time of the execution of the Merger Agreement, a material acceleration or worsening thereof; or

     (g) the Board of Directors of the Company or any committee thereof, (i) shall have withdrawn or modified in a manner adverse to Tribune (including by amendment of the Schedule 14D-9) its approval or recommendation of the Offer, the Merger or the Merger Agreement or recommended or approved any Takeover Proposal or (ii) shall have resolved to do any of the foregoing;

which in the good faith judgment of Tribune, in any such case, and regardless of the circumstances (including any action or inaction by Tribune) giving rise to such condition makes it inadvisable to proceed with the Offer or the acceptance for payment of or payment for the Company Common Shares.

   The foregoing conditions are for the sole benefit of Tribune and may be waived by Tribune, in whole or in part, at any time and from time to time, in the sole discretion of Tribune. The failure by Tribune at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right and each such right shall be deemed an ongoing right which may be asserted at any time and from time to time.

   The capitalized terms used in this Annex I shall have the meanings set forth in the Agreement to which it is annexed, except that the term "Merger Agreement" shall be deemed to refer to the Agreement to which this Annex I is appended.

                                                                         ANNEX B

                                VOTING AGREEMENT

   This Voting Agreement (the "Agreement"), dated as of March 13, 2000, is entered into by and among Tribune Company, a Delaware corporation ("Tribune"), and the entities set forth on Schedule I hereto (the "Stockholders").

   Tribune and The Times Mirror Company, a Delaware corporation (the "Company"), are, concurrently with execution of this Agreement, entering into an Agreement and Plan of Merger, dated as of March 13, 2000 (the "Merger Agreement"), providing for, among other things, a merger of the Company with and into Tribune (the "Merger"). Terms that are defined in the Merger Agreement and not defined in this Agreement will have the meanings ascribed thereto in the Merger Agreement.

   As a condition to its willingness to enter into the Merger Agreement, Tribune has required that the Stockholders agree, and each Stockholder is willing to agree, to the matters set forth herein. In consideration of the foregoing, including the execution and delivery by Tribune of the Merger Agreement, and the agreements set forth below, the parties hereto agree as follows:

     1. Each Stockholder represents, warrants and agrees that (a) Schedule I hereto sets forth the number, class and series of shares of capital stock of the Company of which the undersigned is the record or beneficial owner (the "Shares"), (b) as of the date hereof, it owns the Shares, free and clear of all liens, charges, encumbrances, voting agreements and commitments of every kind, except as disclosed in Schedule I, and (c) it has sole voting and dispositive power over all of the Shares.

     2. Each Stockholder agrees that it will not contract to sell, sell or otherwise transfer or dispose of any of the Shares, or any interest therein, or securities convertible into, or any voting rights with respect to, any of the Shares, other than (a) pursuant to the Merger or (b) a transfer to a party who executes a counterpart of this letter agreement, in form and substance reasonably satisfactory to Tribune, agreeing to be bound by the terms and provisions hereof. Without limiting the foregoing, each Stockholder agrees that it will not grant any proxies or powers of attorney or enter into a voting agreement or other arrangement with respect to any Shares or deposit any Shares into a voting trust. Each of Chandler Trust I and Chandler Trust II hereby agrees that it shall not convert any Company Series C Common Shares into Company Series A Common Shares.

     3. Each Stockholder agrees that it will vote, or cause to be voted, all of the shares of capital stock of the Company beneficially owned by it, or with respect to which it has the right to vote, including the Shares, at any meeting of stockholders of the Company (including any adjournment or postponement thereof), or pursuant to any action by written consent:

       (a) in favor of the Merger Agreement, the Merger, the other transactions contemplated by the Merger Agreement, and any actions required in furtherance thereof;

       (b) against any action or agreement that (i) could reasonably be expected to result in a breach in any material respect of any covenant, representation or warranty, or any other obligation of the Company, under the Merger Agreement or any related agreement or (ii) is intended, or could reasonably be expected, to materially impede, interfere with, delay, postpone or adversely affect the Merger or the other transactions contemplated by the Merger Agreement; and

       (c) against any Takeover Proposal (other than the Merger);

  provided, that if the Board of Directors of the Company modifies or withdraws its approval or recommendation of the Offer and the Merger in connection with a Superior Proposal pursuant to Section 6.3 of the Merger Agreement on or prior to April 2, 2000, the shares of capital stock of the Company beneficially owned by Chandler Trust I and Chandler Trust II, or with respect to which Chandler Trust I or Chandler Trust II has the right to vote, which, in the aggregate, carry 40% of the total voting power of the outstanding shares of the capital stock of the Company shall be voted, or shall be caused to be voted, as set forth in clauses (a), (b) or (c) of this Paragraph 3, and the remaining portion of the voting power of the capital stock of the Company beneficially owned by Chandler Trust I and Chandler Trust II, or with respect to which Chandler Trust I or Chandler Trust II has the right to vote, shall be voted, or shall be caused to be voted, with respect to the matters set forth in clauses (a), (b) and (c) of this Paragraph 3 in the same proportion, based on the actual votes cast, as all shares of voting capital stock of the Company (other than shares owned by Chandler Trust I or Chandler Trust II, or with respect to which Chandler Trust I or Chandler Trust II has the right to vote, but including shares owned by Tribune and any of its Affiliates, or with respect to which Tribune or any of its Affiliates has the right to vote) are voted on such matters.

     4. Each Stockholder agrees to cooperate fully with Tribune in connection with the Merger Agreement and the transactions contemplated thereby, including, without limitation, by executing an affiliate letter provided for in Section 7.8 of the Merger Agreement within the applicable time periods specified in Section 7.8 of the Merger Agreement. Each of Chandler Trust I and Chandler Trust II agrees that it will not, and it shall not permit or authorize any of its directors, managers, members, trustees, stockholders, officers, employees, Affiliates, agents or advisors to, initiate, solicit or encourage any discussions, inquiries or proposals with any third party that constitute or may reasonably be expected to lead to a Takeover Proposal, or provide any such Person with information or assistance or discuss or negotiate with any such Person with respect to a possible Takeover Proposal. Each of Chandler Trust I and Chandler Trust II agrees to notify Tribune as promptly as practicable of any inquiry, discussion or proposal that constitutes or may reasonably be expected to lead to a Takeover Proposal promptly after it becomes aware of such inquiry, discussion or proposal.

     5. Each Stockholder who owns shares of preferred stock of the Company as shown on Schedule I hereto hereby confirms that it is the beneficial and record holder of the outstanding shares of preferred stock of the Company as shown on Schedule I hereto, which, in the aggregate, constitute all the outstanding shares of such preferred stock, and that the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement do not require approval or adoption thereof by the holders of any outstanding shares of preferred stock of the Company. To the extent that, notwithstanding the foregoing, such approval is required, each such Stockholder hereby consents, in accordance with Section 228 of the DGCL, to the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement.

     6. Without limiting the provisions of the Merger Agreement, in the event
  (a) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of capital stock of the Company affecting any of the Shares, or (b) any Stockholder shall become the beneficial owner of any additional shares of capital stock of the Company or other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in paragraph 3 or paragraph 5 hereof, then the terms of this Agreement shall apply to the shares of capital stock or other securities of the Company held by such Stockholder immediately following the effectiveness of the events described in clause (a) or such Stockholder becoming the beneficial owner thereof as described in clause
  (b), as though they were Shares of such Stockholder hereunder. Each Stockholder hereby agrees, while this Agreement is in effect, to notify Tribune of the number of any new Shares acquired by such Stockholder, if any, after the date hereof.

     7. Each Stockholder hereby waives any and all appraisal, dissenters or similar rights that it may have with respect to the Merger and the other transactions contemplated by the Merger Agreement pursuant to the DGCL or other applicable Law.

     8. Each of TMCT, LLC, TMCT II, LLC, Eagle New Media Investments, LLC and Chandis Acquisition Corporation hereby agrees that it shall make the Stock Election with respect to any Company Common Shares owned beneficially or of record by it.

     9. In the event that the Merger Agreement is terminated, Chandler Trust I and Chandler Trust II hereby agree to vigorously oppose and seek to prevent any effort by the Company and/or the Board of Directors of the Company, prior to the first anniversary of the termination of the Merger Agreement, to convert any Company Series C Common Shares into Company Series A Common Shares in connection with a Takeover Proposal (other than a conversion that would take effect immediately prior to or contemporaneously with the consummation of the transactions contemplated by such Takeover Proposal). The obligations of Chandler Trust I and Chandler Trust II to vigorously oppose and seek to prevent set forth in the immediately preceding sentence shall include, without limitation, the obligation of Chandler Trust I and Chandler Trust II to commence and maintain litigation contesting such conversion and pursue such litigation diligently and in good faith.

     10. Each of Tribune and each Stockholder represents and warrants that it has all necessary power and authority to enter into this Agreement, that this Agreement is the legal, valid and binding agreement of Tribune or such Stockholder, as the case may be, and that this Agreement is enforceable against Tribune or such Stockholder, as the case may be, in accordance with its terms.

     11. This Agreement may be terminated at the option of Tribune, on the one hand, or any of the Stockholders, on the other hand, at any time after the earlier of (a) the day following the Effective Time and (b) termination of the Merger Agreement in accordance with its terms; provided, that the obligations of Chandler Trust I and Chandler Trust II under paragraph 9 shall survive until the earlier of (i) the day following the Effective Time and (ii) the later of (A) the first anniversary of the termination of the Merger Agreement in accordance with its terms and (B) the resolution of any litigation brought pursuant to paragraph 9. This Agreement may also be terminated, as to any Stockholder, by the mutual agreement of Tribune and such Stockholder; provided, that such termination as to such Stockholder will not affect the obligations of any other Stockholder hereunder. No termination of this Agreement will relieve any party from liability for any material breach of its obligations hereunder committed prior to such termination (or committed during the time period set forth in the proviso to the first sentence of this paragraph 11).

     12. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with the terms hereof or were otherwise breached and that each party shall be entitled to specific performance of the terms hereof in addition to any other remedy which may be available at law or in equity.

     13. All notices and other communications hereunder shall be in writing and shall be deemed given upon (a) confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by an overnight courier or when delivered by hand, or (c) confirmation of receipt when sent by certified or registered mail, postage prepaid, addressed, in the case of Tribune, to the address set forth for Tribune in the Merger Agreement (with copies as set forth in the Merger Agreement) and in the case of a Stockholder, to the address set forth under such Stockholder's name on Schedule I hereto (or at such other address for any party as shall be specified by like notice).

     14. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto; provided, that, with respect to the rights and obligations of any Stockholder under this Agreement, this Agreement may be amended with the approval of such Stockholder and Tribune, notwithstanding the failure to obtain the approval of any other Stockholder.

     15. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other parties hereto. This Agreement will be binding upon, inure to the benefit of and be enforceable by each party and such party's respective heirs, beneficiaries, executors, representatives and permitted assigns.

     16. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     17. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability, without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

     18. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware (without giving effect to the provisions thereof relating to conflicts of law).

     19. The representations, warranties, covenants and agreements of the Stockholders in this Agreement are made severally, and not jointly, by each Stockholder.

     20. The Company is hereby expressly made a third party beneficiary to the proviso set forth in paragraph 3.

   IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers, trustees or other representatives of Tribune Company and of each Stockholder on the day and year first written above.

                                          Tribune Company

                                             /s/
                                          By:_________________________________
                                             Name:

                                          Chandler Trust I

                                             /s/
                                          By:_________________________________
                                             Trustee

                                             /s/
                                             __________________________________
                                             Trustee

                                             /s/
                                             __________________________________
                                             Trustee

                                             /s/
                                             __________________________________
                                             Trustee

                                             /s/
                                             __________________________________
                                             Trustee

                                             /s/
                                             __________________________________
                                             Trustee

                                             /s/
                                             __________________________________
                                             Trustee

                                          Chandler Trust II

                                             /s/
                                          By:_________________________________
                                             Trustee

                                             /s/
                                             __________________________________
                                             Trustee

                                             /s/
                                             __________________________________
                                             Trustee

                                             /s/
                                             __________________________________
                                             Trustee

                                             /s/
                                             __________________________________
                                             Trustee

                                             /s/
                                             __________________________________
                                             Trustee

                                             /s/
                                             __________________________________
                                             Trustee

                                          TMCT, LLC

                                          By: The Times Mirror Company, as
                                              Managing Member

                                             /s/
                                          By:__________________________________
                                             Name:
                                             Title:

                                          TMCT II, LLC

                                          By: The Times Mirror Company, as
                                              Managing Member

                                             /s/
                                          By:_________________________________
                                             Name:
                                             Title:

                                          Eagle New Media Investments, LLC

                                          By: The Times Mirror Company, as
                                              Sole Manager

                                             /s/
                                          By:_________________________________
                                             Name:
                                             Title:

                                          Chandis Acquisition Corporation

                                             /s/
                                          By:_________________________________
                                             Name:
                                             Title:

                                                                        ANNEX C

                     AMENDMENTS TO TRIBUNE COMPANY CHARTER

   The first paragraph of Article FOURTH is hereby amended and restated to read in its entirety as follows:

   "FOURTH: The total number of shares of stock which the corporation shall have authority to issue is one billion four hundred twelve million (1,412,000,000) shares consisting of (A) twelve million (12,000,000) shares of Preferred Stock, without par value, issuable in one or more series as hereinafter provided, and (B) one billion four hundred million (1,400,000,000) shares of Common Stock (without par value)."

   A new Article FOURTEENTH is hereby added to read in its entirety as follows:

   "FOURTEENTH: Notwithstanding any other provision in this Restated Certificate of Incorporation, no provision of Article VIII of the by-laws of the corporation (for so long as such Article VIII is in effect) may be altered, amended or repealed, nor may any provision inconsistent therewith be adopted, including by means of merger, consolidation, asset transfer or other transaction with any affiliated entity in which the corporation is not the surviving or continuing entity, except by the affirmative vote of all of the holders of outstanding stock of the corporation entitled to vote or of all of the members of the Board of Directors."

                                                                         ANNEX D
                           [Merrill Lynch & Co. Logo]

                                                                  March 12, 2000

Board of Directors
Tribune Company
435 North Michigan Avenue
Chicago, Illinois 60611

Members of the Board of Directors:

   Tribune Company (the "Acquiror") and The Times Mirror Company (the "Company") propose to enter into an Agreement and Plan of Merger (the "Agreement") pursuant to which (i) the Acquiror would commence a tender offer (the "Offer") for up to 28 million shares of the Series A Common Stock and Series C Common Stock, each with par value $1.00 per share, of the Company (the "Company Common Shares"), in which each Company Common Share acquired in the Offer would be exchanged for $95 per share (the "Per Share Cash Amount"), and
(ii) the Company would be merged with and into the Acquiror in a merger (the "Merger") in which each outstanding Company Common Share would be converted into the right to receive (a) the Per Share Cash Amount, (b) 2.5 shares (the "Exchange Ratio") of the common stock, without par value, of the Acquiror (the "Acquiror Shares"), or (c) a combination of cash and Acquiror Shares, as provided in the Agreement (the "Mixed Consideration" and, together with the Per Share Cash Amount and the Exchange Ratio, the "Consideration"). Pursuant to the Agreement, each Company Preferred Share (except for Company Preferred Shares owned by the Company or the Acquiror) issued and outstanding immediately prior to the Effective Time shall be converted into one share of preferred stock of the Acquiror, the terms of which shall be substantively identical to the terms of such Company Preferred Share, except that the number of Acquiror Shares into which each such Company Preferred Share may be converted, under the terms thereof, shall be calculated with respect to the Common Share Value of the Acquiror Shares. You have informed us that the aggregate number of Company Common Shares that may be converted into the right to receive cash in the Merger shall be no greater than (i) 28 million, minus (ii) the number of Company Common Shares purchased in the Offer, minus (iii) any Dissenting Shares, minus (iv) any Company Common Shares acquired by the Acquiror or any of its Wholly-Owned Subsidiaries following consummation or expiration of the Offer and prior to the Effective Time. You have further informed us that there shall be no limit on the number of Company Common Shares that may be converted into the right to receive Acquiror Shares in the Merger. The Offer and the Merger, taken together and not separately, are referred to as the "Transaction".

   Capitalized terms used herein and not otherwise defined have the respective meanings given them in the Agreement.

   You have asked us whether, in our opinion, the Consideration being paid by the Acquiror in the Transaction is fair from a financial point of view to the Acquiror.

   In arriving at the opinion set forth below, we have, among other things:

     (1) Reviewed certain publicly available business and financial information relating to the Company and the Acquiror that we deemed to be relevant;

     (2) Reviewed certain information, including financial forecasts, relating to the business, earnings, cash flow, assets, liabilities and prospects of the Company and the Acquiror, as well as the amount and timing of the cost savings and related expenses and synergies expected to result from the Transaction (the "Expected Synergies") furnished to us by the Company and the Acquiror, respectively;

     (3) Conducted discussions with members of senior management and representatives of the Company and the Acquiror concerning the matters described in clauses 1 and 2 above, as well as their respective businesses and prospectus before and after giving effect to the Transaction and the Expected Synergies;

     (4) Reviewed the market prices and valuation multiples for the Company Common Shares and the Acquiror Shares and compared them with those of certain publicly traded companies that we deemed to be relevant;

     (5) Reviewed the results of operations of the Company and the Acquiror and compared them with those of certain publicly traded companies that we deemed to be relevant;

     (6) Compared the proposed financial terms of the Transaction with the financial terms of certain other transactions that we deemed to be relevant;

     (7) Participated in certain discussions and negotiations among representatives of the Company, the controlling shareholder of the Company and the Acquiror and their financial and legal advisors;

     (8) Reviewed the potential pro forma impact of the Transaction;

     (9) Reviewed a draft of the Agreement and the Voting Agreement by and among the Acquiror and the entities set forth on Schedule I thereto (the "Voting Agreement"); and

     (10) Reviewed such other financial studies and analyses and took into account such other matters as we deemed necessary, including our assessment of general economic, market and monetary conditions.

   In preparing our opinion, we have assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to us, discussed with or reviewed by or for us, or publicly available, and we have not assumed any responsibility for independently verifying such information or undertaken an independent evaluation or appraisal of any of the assets or liabilities of the Company or the Acquiror or been furnished with any such evaluation or appraisal. In addition, we have not assumed any obligation to conduct any physical inspection of the properties or facilities of the Company or the Acquiror. With respect to the financial forecast information and the Expected Synergies furnished to or discussed with us by the Company or the Acquiror, we have assumed that they have been reasonably prepared and reflect to the best currently available estimates and judgment of the Company's or the Acquiror's management as to the expected future financial performance of the Company or the Acquiror, as the case may be, and the Expected Synergies. We have further assumed that the Merger will qualify as a tax-free reorganization for U.S. federal income tax purposes. We have also assumed that the final form of the Agreement and the Voting Agreement will be substantially similar to the last draft reviewed by us.

   Our opinion is necessarily based upon market, economic and other conditions as they exist and can be evaluated on, and on the information made available to us as of, the date hereof. We have assumed that in the course of obtaining the necessary regulatory or other consents or approvals (contractual or otherwise) for the Transaction, no restrictions, including any divestiture requirements or amendments or modifications, will be imposed that will have a material adverse effect on the contemplated benefits of the Transaction.

   We are acting as financial advisor to the Acquiror in connection with the Transaction and will receive a fee from the Acquiror for our services, a significant portion of which is contingent upon the consummation of the Transaction. In addition, the Acquiror has agreed to indemnify us for certain liabilities arising out of our engagement. We have, in the past, provided financial advisory and financing services to the Acquiror, the Company and their affiliates and may continue to do so and have received, and may receive, fees for the rendering of such services. In addition, in the ordinary course of our business, we may actively trade the

Company Common Shares and other securities of the Company, as well as the Acquiror Shares and other securities of the Acquiror, for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

   This opinion is for the use and benefit of the Board of Directors of the Acquiror. Our opinion does not address the merits of the underlying decision by the Acquiror to engage in the Transaction and does not constitute a recommendation to any shareholder of the Acquiror as to how such shareholder should vote on the proposed Merger or any matter related to the Transaction.

   We are not expressing any opinion herein as to the prices at which the Acquiror Shares will trade following the announcement or consummation of the Transaction.

   On the basis of and subject to the foregoing, we are of the opinion that, as of the date hereof, the Consideration being paid by the Acquiror in the Transaction is fair from a financial point of view to the Acquiror.

                                      Very truly yours,

                                      /s/ Merrill Lynch, Pierce, Fenner & Smith
                                                      Incorporated

                                          MERRILL LYNCH, PIERCE, FENNER & SMITH
                                                      INCORPORATED

                                                                         ANNEX E

[LOGO]
[GOLDMAN SACHS]

PERSONAL AND CONFIDENTIAL

March 13, 2000

Board of Directors
The Times Mirror Company
Times Mirror Square
Los Angeles, CA 90053

Ladies and Gentlemen:

   You have requested our opinion as to the fairness from a financial point of view to the holders of the outstanding shares of Series A Common Stock, par value $1.00 per share (the "Series A Shares"), and the outstanding shares of Series C Common Stock, par value $1.00 per share (the "Series C Shares", and, together with the Series A Shares, the "Shares"), of The Times Mirror Company (the "Company") of the Stock Consideration (as defined below) and the Cash Consideration (as defined below), in the aggregate, proposed to be paid in the Tender Offer (as defined below) and the Merger (as defined below) pursuant to the Agreement and Plan of Merger, dated as of March 13, 2000, between Tribune Company ("Tribune") and the Company (the "Agreement"). The Agreement provides for a tender offer for up to 28,000,000 Shares (the "Tender Offer") pursuant to which Tribune will pay $95 per Share in cash for each Share accepted (the "Cash Consideration"). The Agreement further provides that following completion of the Tender Offer, the Company will be merged with and into Tribune (the "Merger") and each outstanding share not owned by Tribune will be converted into 2.5 shares of Common Stock, without par value, of Tribune (the "Tribune Shares"), as more fully set forth in the Agreement (the "Stock Consideration"). Holders of Shares may elect, with respect to all or a portion of their Shares, to convert such Shares into the right to receive the same Cash Consideration paid for Shares tendered pursuant to the Tender Offer, subject to certain procedures and limitations contained in the Agreement, as to which procedures and limitations we are expressing no opinion. We understand that there are no restrictions in the Agreement limiting the ability of any holder of Shares to receive the Stock Consideration, if such holder decides to elect to receive the Stock Consideration.

   Goldman, Sachs & Co., as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. We are familiar with the Company having provided certain investment banking services to the Company from time to time, including having acted as financial advisor to the Company in connection with the indirect purchase of a securities investment portfolio and real estate investment trust interests with the Chandler Trusts in August 1997 and a similar transaction in September 1999, the disposition of Matthew Bender and Company, Inc., and fifty percent of Shepard's Company in July 1998 and of Mosby, Inc. in October 1998, and the disposition of Allen Communication in February 2000, and having acted as its financial advisor in connection with, and having participated in certain of the negotiations leading to, the Agreement. We also have acted as financial advisor to the Chandler Trusts in connection with the stock exchange involving Cox Cable Communication, Inc., the Company and the Chandler Trusts in July 1994, and may provide investment banking services to the Chandler Trusts in the future. We also have provided certain investment banking services to Tribune from time to time, including in connection with various commercial paper and medium-term note financings and may provide investment banking services to Tribune and its subsidiaries in the future. Goldman, Sachs & Co. provides a full range of financial advisory and securities services and, in the course of its normal trading activities, may from time to time effect transactions and hold securities, including derivative securities, of the Company or Tribune for its own account and for the accounts of customers.

   In connection with this opinion, we have reviewed, among other things, the Agreement; the Restated Certificate of Incorporation of the Company dated January 20, 1995, as amended on January 31, 1995; Annual Reports to Stockholders and Annual Reports on Form 10-K of the Company and Tribune for the five years ended December 31, 1998 and the five fiscal years ended December 27, 1998, respectively, and, in addition, the draft Annual Reports to Stockholders and Annual Reports on Form 10-K of the Company and Tribune for the year ended December 31, 1999 and the fiscal year ended December 27, 1999, respectively; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company and Tribune; certain other communications from the Company and Tribune to their respective stockholders; and certain internal financial analyses and forecasts for the Company and Tribune prepared by their respective managements. We also have held discussions with members of the senior management of the Company and Tribune regarding their assessment of the strategic rationale for, and the potential benefits of, the transaction contemplated by the Agreement and the past and current business operations, financial condition and future prospects of their respective companies. In addition, we have reviewed the reported price and trading activity for the Shares and the Tribune Shares, compared certain financial and stock market information for the Company and Tribune with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the newspaper industry specifically and in other industries generally and performed such other studies and analyses as we considered appropriate.

   We have relied upon the accuracy and completeness of all of the financial and other information discussed with or reviewed by us and have assumed such accuracy and completeness for purposes of rendering this opinion. In addition, we have not made an independent evaluation or appraisal of the assets and liabilities of the Company or Tribune or any of their subsidiaries and we have not been furnished with any such evaluation or appraisal. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the transaction contemplated by the Agreement and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to such transaction or whether or not any holder of Shares should tender such Shares in connection with such transaction or elect to receive the Stock Consideration or Cash Consideration.

   Based upon and subject to the foregoing and based upon such other matters as we consider relevant, it is our opinion that as of the date hereof the Stock Consideration and Cash Consideration to be received by the holders of Shares, in the aggregate, are fair from a financial point of view to the holders of Shares receiving such Consideration.

Very truly yours,


/s/ Goldman, Sachs & Co.
_________________________
(GOLDMAN, SACHS & CO.)

                                                                         ANNEX F

              Section 262 of the Delaware General Corporation Law

                               Appraisal Rights.

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to (S)228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to (S)251 (other than a merger effected pursuant to (S)251(g) of this title), (S)252, (S)254, (S)257, (S)258, (S)263 or (S)264 of this title:

     (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of (S)251 of this title.

     (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to
  (S)(S)251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

       a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

       b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

       c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

       d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

     (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under (S)253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

     (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsections (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

     (2) If the merger or consolidation was approved pursuant to (S)228 or
  (S)253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either
  (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for all appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                              [TIMES MIRROR LOGO]

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
            FOR THE SPECIAL MEETING OF SHAREHOLDERS, JUNE 12, 2000

     The undersigned, revoking all prior proxies, hereby appoints Efrem Zimbalist III, Roger H. Molvar and William A. Niese, or each or any of them, as proxies for the undersigned, with full power of substitution, to vote all shares of Series A Common Stock and Series C Common Stock which the undersigned is entitled to vote at the Special Meeting of Shareholders of The Times Mirror Company to be held at 9:30 a.m. Los Angeles time, on June 12, 2000 in the Harry Chandler Auditorium, Times Mirror Square, Los Angeles, California 90053, or at any adjournment or postponement thereof, upon such business as may properly come before the meeting or at any postponement or adjournment thereof including without limiting such general authorization, the proposals described on the reverse side of this WHITE card and in the accompanying proxy statement.

      Unless otherwise specified on the reverse side, this proxy will be voted FOR the approval of the Agreement and Plan of Merger, dated as of March 13, 2000, between Tribune Company and The Times Mirror Company.


                      SERIES A and SERIES C COMMON STOCK

              (continued, and to be signed on the reverse side)

                             FOLD AND DETACH HERE

                            THE TIMES MIRROR COMPANY
                 PLEASE MARK VOTE IN OVAL USING DARK INK ONLY.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1.

1. Adoption of the Agreement and Plan of Merger, dated as of March 13, 2000, between Tribune Company and The Times Mirror Company.

     FOR    AGAINST    ABSTAIN
     ( )      ( )       ( )

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments, postponements, continuations or reschedulings thereof. However, no proxy that is voted against Proposal 1 will be voted in favor of adjournment, postponement, continuation or rescheduling of the meeting for the purpose of allowing additional time to solicit additional votes or proxies in favor of adoption of the Agreement and Plan of Merger.

Check here if you plan to attend the meeting. ( )

                              The undersigned agrees that said proxies may vote in accordance with their discretion with respect to any other matters which may properly come before the meeting. The undersigned instructs such proxies to vote as directed on this proxy.

                              This proxy should be dated, signed by the shareholder exactly as printed at the left and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate.

                              Dated:  __________________________, 2000


                              ______________________________________
                              (Signature)

                              ______________________________________
                              (Signature if held jointly)


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

CONTROL NUMBER                [TIMES MIRROR LOGO]
[BOX]
                               VOTE BY TELEPHONE
      Call [STAR] [STAR] Toll Free [STAR] [STAR] On a Touch Tone Telephone
                            (877) 289-2364 - ANYTIME
                        There is NO CHARGE for this call

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card, and gives them discretion to vote on such other matters as may properly come before the meeting. You will be asked to enter a Control Number which is located on the box on the left side of this form. If you enter your Control Number, but do not make a choice of any item, your shares will be voted FOR ITEM 1.

Have this proxy card in hand when you vote. To vote as the Board of Directors recommends on Item 1, press 1. When asked, please confirm your vote by pressing 1 again. If you do not plan on voting as the Board recommends, please press 0 and follow the recorded instructions.

IF YOU VOTE BY TELEPHONE, DO NOT MAIL BACK THIS WHITE PROXY CARD UNLESS YOU PLAN TO ATTEND THE SPECIAL MEETING. PLEASE CHECK THE APPROPRIATE BOX ON THE REVERSE SIDE OF THIS WHITE PROXY CARD AND RETURN THIS WHITE PROXY CARD TO HARRIS TRUST COMPANY OF CALIFORNIA USING THE ENCLOSED WHITE ENVELOPE TO RSVP YOUR ATTENDANCE AT THE SPECIAL MEETING TO BE HELD ON JUNE 12, 2000 AT 9:30 A.M., LOS ANGELES TIME, IN THE HARRY CHANDLER AUDITORIUM, TIMES MIRROR SQUARE, LOS ANGELES, CALIFORNIA 90053. PROXIES SUBMITTED BY TELEPHONE MUST BE RECEIVED BY 9:30 A.M., LOS ANGELES TIME, ON SATURDAY, JUNE 10, 2000.

THANK YOU FOR VOTING!

                              [TIMES MIRROR LOGO]

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
            FOR THE SPECIAL MEETING OF SHAREHOLDERS, JUNE 12, 2000

TO: Participants in the Times Mirror Savings Plus Plan and The Times Mirror Employee Stock Ownership Plan

     The Times Mirror Savings Plus Plan (the "SPP") and The Times Mirror Employee Stock Ownership Plan (the "ESOP") provide that the Trustee shall vote all the shares of Times Mirror Common Stock held in the SPP (including PAYSOP) and all shares allocated to participants' accounts under the ESOP at any meeting of shareholders of the Company in accordance with written instructions from the participants. Please mark your voting instructions for the June 12, 2000 Special Meeting of Shareholders or any adjournment or postponement thereof in the spaces provided on the reverse side of this WHITE card, sign and date the form and return it to the Company's transfer agent in the enclosed WHITE postage prepaid envelope. Please return this card promptly.

                                                         THE TRUSTEE

  You may receive other instruction cards for shares registered in a different manner. If so, please sign and return all such instruction cards in the enclosed WHITE envelope.

                      SERIES A and SERIES C COMMON STOCK

TO: Trustee for the Times Mirror Savings Plan and The Times Mirror Employee Stock Ownership Plan

  Please vote all shares of Times Mirror Series A and Series C Common Stock held in my account under the Times Mirror Savings Plan (including PAYSOP) and all such shares allocated to my account under The Times Mirror Employee Stock Ownership Plan as follows:

               (continued, and to be signed on the reverse side)


                              FOLD AND DETACH HERE

                            THE TIMES MIRROR COMPANY
                 PLEASE MARK VOTE IN OVAL USING DARK INK ONLY.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1.

1. Adoption of the Agreement and Plan of Merger, dated as of March 13, 2000, between Tribune Company and The Times Mirror Company.

     FOR    AGAINST    ABSTAIN
     ( )      ( )        ( )

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments, postponements, continuations or reschedulings thereof. However, no proxy that is voted against Proposal 1 will be voted in favor of adjournment, postponement, continuation or rescheduling of the meeting for the purpose of allowing additional time to solicit additional votes or proxies in favor of adoption of the Agreement and Plan of Merger.

Check here if you plan to attend the meeting. ( )

                              NOTE: Your voting instructions are solicited for shares in your Savings Plus Plan account (including PAYSOP) and shares allocated to your account under the ESOP. All such shares will be voted as you direct, but if you fail to return your instructions, your shares held in the ESOP and in the PAYSOP portion of the Savings Plus Plan will be voted by the Trustee. Your shares in the Savings Plus Plan, exclusive of the PAYSOP account, will remain unvoted and will be recorded as abstentions if you fail to return your instructions.

                              Dated:  __________________________, 2000

                              ______________________________________
                              (Signature - please sign exactly as imprinted at left)

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

CONTROL NUMBER                                           [TIMES MIRROR LOGO]
[BOX]
                               VOTE BY TELEPHONE
      Call [STAR] [STAR] Toll Free [STAR] [STAR] On a Touch Tone Telephone
                           (888) 221-0694 - ANYTIME
                        There is NO CHARGE for this call

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card, and gives them discretion to vote on such other matters as may properly come before the meeting. You will be asked to enter a Control Number which is located on the box on the left side of this form. If you enter your Control Number, but do not make a choice of any item, your shares will be voted FOR ITEM 1.

Have this proxy card in hand when you vote. To vote as the Board of Directors recommends on Item 1, press 1. When asked, please confirm your vote by pressing 1 again. If you do not plan on voting as the Board recommends, please press 0 and follow the recorded instructions.

IF YOU VOTE BY TELEPHONE, DO NOT MAIL BACK THIS WHITE PROXY CARD UNLESS YOU PLAN TO ATTEND THE SPECIAL MEETING. PLEASE CHECK THE APPROPRIATE BOX ON THE REVERSE SIDE OF THIS WHITE PROXY CARD AND RETURN THIS WHITE PROXY CARD TO HARRIS TRUST COMPANY OF CALIFORNIA USING THE ENCLOSED WHITE ENVELOPE TO RSVP YOUR ATTENDANCE AT THE SPECIAL MEETING TO BE HELD ON JUNE 12, 2000 AT 9:30 A.M., LOS ANGELES TIME, IN THE HARRY CHANDLER AUDITORIUM, TIMES MIRROR SQUARE, LOS ANGELES, CALIFORNIA 90053. PROXIES SUBMITTED BY TELEPHONE MUST BE RECEIVED BY 9:30 A.M., LOS ANGELES TIME, ON SATURDAY, JUNE 10, 2000.

THANK YOU FOR VOTING!